UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3732

MFS VARIABLE INSURANCE TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31*

Date of reporting period: December 31, 2007

*	The Strategic Growth Series was reorganized into the MFS Massachusetts Investors Growth Stock Portfolio, and Capital Opportunities Series was reorganized into MFS Core Equity Portfolio, all series of the Registrant, as of June 22, 2007.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Reports for the Capital Opportunities Series and the Strategic Growth Series are not included because the Funds did not have any shareholders at period end. Please see note above.

MFS® Variable Insurance Trust IISM

Annual report

MFS® Value Portfolio

(formerly Value Series)

12/31/07

EIS-ANN

MFS® VALUE PORTFOLIO

(formerly Value Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top Ten holdings
Lockheed Martin Corp.	4.2%
Altria Group, Inc.	3.8%
Allstate Corp.	3.1%
Exxon Mobil Corp.	2.9%
TOTAL S.A., ADR	2.7%
Johnson & Johnson	2.6%
MetLife, Inc.	2.5%
Bank of America Corp.	2.3%
Bank of New York Mellon Corp.	2.1%
Procter & Gamble Co.	2.0%

Equity sectors
Financial Services	25.7%
Energy	14.1%
Consumer Staples	10.5%
Industrial Goods & Services	10.0%
Health Care	9.7%
Utilities & Communications	8.3%
Technology	5.3%
Retailing	4.5%
Basic Materials	3.6%
Leisure	3.3%
Autos & Housing	2.9%
Special Products & Services	1.2%
Transportation	0.9%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Value Portfolio (the “fund”) provided a total return of 7.92%, while Service Class shares provided a total return of 7.67%. These compare with a return of -0.17% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

The combination of strong stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing financial services firm Wachovia and consumer and commercial banking firm Washington Mutual had a positive impact on results.

Stock selection and, to a lesser extent, an overweighted position in the industrial goods and services sector contributed to relative returns. Defense contractor Lockheed Martin(aa) and agricultural equipment manufacturer Deere & Co. were among the fund’s top contributors. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market.

Aided by stock selection, the technology sector was another positive area of relative performance. The fund’s holdings of enterprise software company Oracle(aa) and semiconductor chips maker Intel(aa) helped results.

Stock selection and overweighting in the consumer staples sector bolstered relative returns. Tobacco company Altria Group was one of the fund’s top relative performers over the reporting period.

Top contributors in other sectors included integrated oil and gas company Hess, integrated oil company TOTAL(aa) (France), and athletic shoes and apparel manufacturer NIKE(aa). Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Detractors from performance

The fund’s underweighted positions in strong-performing integrated oil companies, Exxon Mobil and Chevron, held back relative results. Our positioning in telecommunications company AT&T also hurt as the stock turned in strong performance over the reporting period. Holdings of insurance company Allstate, department stores operator Macy’s, financial services firm UBS(aa), and home improvement products maker Masco also dampened results. Shares of Allstate were negatively affected by investor concerns regarding potential subprime mortgage market exposure in its investment portfolio and slowing trends in its core insurance operations.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment (t)

Total rates of return through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	7.92%	15.04%	9.29%
Service Class	8/24/01	7.67%	14.76%	9.12%

Comparative Index

Russell 1000 Value Index (f)	(0.17)%	14.63%	6.59%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998, through the stated period end.

Index Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.82%	$1,000.00	$997.30	$4.13
	Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class	Actual	1.07%	$1,000.00	$996.30	$5.38
	Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 100.0%
Aerospace – 7.9%
Lockheed Martin Corp.	163,140	$17,172,116
Northrop Grumman Corp.	87,550	6,884,932
Raytheon Co.	16,750	1,016,725
United Technologies Corp.	93,260	7,138,120

		$32,211,893

Alcoholic Beverages – 1.1%
Diageo PLC	211,009	$4,516,745

Apparel Manufacturers – 1.5%
NIKE, Inc., “B”	96,260	$6,183,742

Automotive – 0.5%
Johnson Controls, Inc.	54,790	$1,974,632

Broadcasting – 2.0%
Citadel Broadcasting Corp. (l)	4,905	$10,104
E.W. Scripps Co., “A” (l)	24,880	1,119,849
Omnicom Group, Inc.	42,940	2,040,938
Walt Disney Co.	96,940	3,129,223
WPP Group PLC	134,160	1,717,611

		$8,017,725

Brokerage & Asset Managers – 4.0%
Franklin Resources, Inc.	31,480	$3,602,256
Goldman Sachs Group, Inc.	34,270	7,369,764
Lehman Brothers Holdings, Inc. (l)	38,470	2,517,477
Merrill Lynch & Co., Inc.	56,470	3,031,310

		$16,520,807

Business Services – 1.2%
Accenture Ltd., “A”	132,980	$4,791,269

Chemicals – 2.1%
Dow Chemical Co.	35,350	$1,393,497
PPG Industries, Inc.	87,530	6,147,232
Syngenta AG	4,680	1,187,435

		$8,728,164

Computer Software – 1.7%
Oracle Corp. (a)	310,330	$7,007,251

Computer Software – Systems – 2.0%
Hewlett - Packard Co.	73,570	$3,713,814
International Business Machines Corp.	42,740	4,620,194

		$8,334,008

Construction – 2.4%
Masco Corp. (l)	230,940	$4,990,613
Sherwin - Williams Co. (l)	31,130	1,806,785
Toll Brothers, Inc. (a)(l)	141,380	2,836,083

		$9,633,481

Consumer Goods & Services – 2.0%
Procter & Gamble Co.	111,870	$8,213,495

Containers – 0.2%
Smurfit - Stone Container Corp. (a)(l)	65,550	$692,208

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electrical Equipment – 1.4%
Rockwell Automation, Inc.	39,410	$2,717,714
W.W. Grainger, Inc. (l)	36,220	3,169,974

		$5,887,688

Electronics – 1.6%
Intel Corp.	243,270	$6,485,578

Energy – Independent – 3.2%
Apache Corp.	41,950	$4,511,303
Devon Energy Corp.	60,310	5,362,162
EOG Resources, Inc.	36,240	3,234,420

		$13,107,885

Energy – Integrated – 10.9%
Chevron Corp.	38,135	$3,559,140
ConocoPhillips	65,190	5,756,277
Exxon Mobil Corp.	128,232	12,014,056
Hess Corp.	74,300	7,493,898
Marathon Oil Corp.	42,120	2,563,423
Royal Dutch Shell PLC, ADR	27,300	2,298,660
TOTAL S.A., ADR	133,690	11,042,794

		$44,728,248

Food & Beverages – 3.6%
General Mills, Inc.	42,230	$2,407,110
Kellogg Co.	85,950	4,506,359
Nestle S.A.	10,805	4,950,998
PepsiCo, Inc.	38,638	2,932,624

		$14,797,091

Food & Drug Stores – 0.9%
CVS Caremark Corp.	90,308	$3,589,743

Gaming & Lodging – 1.3%
Royal Caribbean Cruises Ltd. (l)	124,610	$5,288,448

General Merchandise – 1.2%
Macy’s, Inc.	188,970	$4,888,654

Health Maintenance Organizations – 2.2%
UnitedHealth Group, Inc.	52,820	$3,074,124
WellPoint, Inc. (a)	68,680	6,025,296

		$9,099,420

Insurance – 8.7%
Allstate Corp.	244,330	$12,761,356
Chubb Corp.	46,850	2,557,073
Genworth Financial, Inc., “A”	128,530	3,271,088
Hartford Financial Services Group, Inc.	45,200	3,940,988
MetLife, Inc.	165,100	10,173,462
Prudential Financial, Inc.	32,820	3,053,573

		$35,757,540

Machinery & Tools – 0.7%
Deere & Co.	7,380	$687,226
Eaton Corp.	14,200	1,376,690
Timken Co.	29,520	969,732

		$3,033,648

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – 7.4%
Bank of America Corp.	224,184	$9,249,832
Bank of New York Mellon Corp.	173,075	8,439,137
PNC Financial Services Group, Inc.	60,900	3,998,085
State Street Corp.	47,040	3,819,648
SunTrust Banks, Inc.	75,660	4,727,993

		$30,234,695

Other Banks & Diversified Financials – 5.6%
American Express Co.	50,070	$2,604,641
Citigroup, Inc.	218,380	6,429,107
Fannie Mae	149,070	5,959,819
Freddie Mac	34,380	1,171,327
UBS AG	142,120	6,599,969

		$22,764,863

Pharmaceuticals – 7.5%
Abbott Laboratories	46,160	$2,591,884
GlaxoSmithKline PLC	82,970	2,105,516
Johnson & Johnson	156,580	10,443,886
Merck & Co., Inc.	120,940	7,027,823
Pfizer, Inc.	84,850	1,928,641
Wyeth	152,280	6,729,253

		$30,827,003

Railroad & Shipping – 0.9%
Burlington Northern Santa Fe Corp.	38,460	$3,201,026
Norfolk Southern Corp.	9,410	474,640

		$3,675,666

Specialty Chemicals – 1.3%
Air Products & Chemicals, Inc.	29,477	$2,907,317
Praxair, Inc.	24,570	2,179,605

		$5,086,922

Specialty Stores – 0.9%
Advance Auto Parts, Inc.	22,530	$855,915
Lowe’s Cos., Inc.	26,110	590,608
Staples, Inc.	98,500	2,272,395

		$3,718,918

Telecommunications – Wireless – 1.7%
Sprint Nextel Corp.	192,810	$2,531,595
Vodafone Group PLC	1,178,567	4,392,535

		$6,924,130

Telephone Services – 2.5%
AT&T, Inc.	109,400	$4,546,664
Embarq Corp.	58,594	2,902,161
TELUS Corp. (non - voting shares)	16,274	791,646
Verizon Communications, Inc.	47,980	2,096,246

		$10,336,717

Tobacco – 3.8%
Altria Group, Inc.	206,890	$15,636,746

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – 4.1%
Dominion Resources, Inc. (l)	110,958	$5,264,957
Entergy Corp.	27,740	3,315,485
FPL Group, Inc.	57,770	3,915,651
PG&E Corp.	31,210	1,344,839
PPL Corp.	26,920	1,402,263
Public Service Enterprise Group, Inc.	16,410	$1,612,118

		$16,855,313

Total Common Stocks (Identified Cost, $307,890,314)		$409,550,336

SHORT-TERM OBLIGATIONS – 0.1%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$219,000	$218,975

COLLATERAL FOR SECURITIES LOANED – 4.6%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	18,904,997	$18,904,997

Total Investments (Identified Cost, $327,014,286)		$428,674,308

OTHER ASSETS, LESS LIABILITIES – (4.7)%		(19,122,777)

Net Assets – 100.0%		$409,551,531

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets:
Investments, at value including $18,435,674 of securities on loan (identified cost $327,014,286)	$428,674,308
Receivable for investments sold	719,454
Receivable for fund shares sold	391
Interest and dividends receivable	640,696
Other assets	13,551
Total assets		$430,048,400
Liabilities:
Payable to custodian	$2,168
Payable for investments purchased	703,723
Payable for fund shares reacquired	709,317
Collateral for securities loaned, at value	18,904,997
Payable to affiliates
Management fee	33,933
Distribution fees	3,907
Administrative services fee	1,064
Payable for independent trustees’ compensation	1,395
Accrued expenses and other liabilities	136,365
Total liabilities		$20,496,869
Net assets		$409,551,531
Net assets consist of:
Paid-in capital	$249,898,334
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	101,657,103
Accumulated net realized gain (loss) on investments and foreign currency transactions	52,006,102
Undistributed net investment income	5,989,992
Net assets		$409,551,531
Shares of beneficial interest outstanding		21,857,822
Initial Class shares
Net Assets	$267,967,441
Shares outstanding	14,268,722
Net asset value per share		$18.78
Service Class shares
Net Assets	$141,584,090
Shares outstanding	7,589,100
Net asset value per share		$18.66

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net Investment income
Income
Dividends	$10,073,688
Interest	193,663
Foreign taxes withheld	(133,224)
Total investment income		$10,134,127
Expenses
Management fee	$3,401,119
Distribution fees	363,590
Administrative services fee	118,991
Independent trustees’ compensation	43,260
Custodian fee	101,035
Shareholder communications	25,833
Auditing fees	41,993
Legal fees	5,949
Miscellaneous	38,901
Total expenses		$4,140,671
Fees paid indirectly	(1,527)
Net expenses		$4,139,144
Net investment income		$5,994,983
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$53,104,359
Foreign currency transactions	27
Net realized gain (loss) on investments and foreign currency transactions		$53,104,386
Change in unrealized appreciation (depreciation)
Investments	$(23,649,280)
Translation of assets and liabilities in foreign currencies	(4,690)
Net unrealized gain (loss) on investments and foreign currency translation		$(23,653,970)
Net realized and unrealized gain (loss) on investments and foreign currency		$29,450,416
Change in net assets from operations		$35,445,399

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$5,994,983	$6,900,070
Net realized gain (loss) on investments and foreign currency transactions	53,104,386	25,849,450
Net unrealized gain (loss) on investments and foreign currency translation	(23,653,970)	52,348,771
Change in net assets from operations	$35,445,399	$85,098,291
Distributions declared to shareholders
From net investment income
Initial Class	$(4,956,730)	$(4,852,928)
Service Class	(1,958,742)	(1,683,628)
From net realized gain on investments
Initial Class	(18,004,251)	(11,895,426)
Service Class	(8,308,499)	(4,878,814)
Total distributions declared to shareholders	$(33,228,222)	$(23,310,796)
Change in net assets from fund share transactions	$(57,093,670)	$(44,120,463)
Total change in net assets	$(54,876,493)	$17,667,032
Net assets
At beginning of period	464,428,024	446,760,992
At the end of period (including undistributed net investment income of $5,989,992 and $6,910,454, respectively)	$409,551,531	$464,428,024

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.70	$16.30	$15.51	$13.61	$11.05
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.28	$0.24	$0.21	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	3.04	0.77	1.87	2.56
Total from investment operations	$1.49	$3.32	$1.01	$2.08	$2.75
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.27)	$(0.22)	$(0.18)	$(0.19)
From net realized gain on investments	(1.11)	(0.65)	—	—	—
Total distributions declared to shareholders	$(1.41)	$(0.92)	$(0.22)	$(0.18)	$(0.19)
Net asset value, end of period	$18.78	$18.70	$16.30	$15.51	$13.61
Total return (%) (k)(s)	7.92	20.96	6.60	15.52 (b)	25.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.83	0.86	0.85	0.83	0.84
Net investment income	1.40	1.62	1.51	1.53	1.65
Portfolio turnover	25	26	22	36	57
Net assets at end of period (000 Omitted)	$267,967	$323,094	$319,952	$339,705	$310,818

See Notes to Financial Statements

11

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.59	$16.21	$15.43	$13.56	$11.01
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.20	$0.18	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.22	3.02	0.77	1.85	2.56
Total from investment operations	$1.44	$3.25	$0.97	$2.03	$2.72
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.22)	$(0.19)	$(0.16)	$(0.17)
From net realized gain on investments	(1.11)	(0.65)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.87)	$(0.19)	$(0.16)	$(0.17)
Net asset value, end of period	$18.66	$18.59	$16.21	$15.43	$13.56
Total return (%) (k)(s)	7.67	20.66	6.34	15.18 (b)	25.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.08	1.11	1.10	1.08	1.09
Net investment income	1.16	1.37	1.27	1.28	1.39
Portfolio turnover	25	26	22	36	57
Net assets at end of period (000 Omitted)	$141,584	$141,334	$126,809	$119,496	$83,780

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Portfolio (formerly Value Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and

13

Notes to Financial Statements – continued

expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

14

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$7,811,648	$6,536,556
Long-term capital gain	25,416,574	16,774,240
Total distributions	$33,228,222	$23,310,796

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$328,266,156
Gross appreciation	115,562,583
Gross depreciation	(15,154,431)
Net unrealized appreciation (depreciation)	$100,408,152
Undistributed ordinary income	8,683,703
Undistributed long-term capital gain	50,591,730
Other temporary differences	(30,388)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that the operating expenses of the fund do not exceed 0.90% for the Initial Class shares and 1.15% for the Service Class shares, based on the average daily net assets of the fund. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0263% of the fund’s average daily net assets.

15

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $2,217.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $110,841,270 and $192,579,893, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	230,880	$4,385,870	353,749	$6,188,916
Service Class	441,487	8,316,726	474,451	8,113,573
	672,367	$12,702,596	828,200	$14,302,489
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,215,510	$22,960,981	992,201	$16,748,354
Service Class	546,130	10,267,241	390,389	6,562,442
	1,761,640	$33,228,222	1,382,590	$23,310,796
Shares reacquired
Initial Class	(4,454,852)	$(84,197,974)	(3,701,196)	$(63,174,279)
Service Class	(1,001,443)	(18,826,514)	(1,086,414)	(18,559,469)
	(5,456,295)	$(103,024,488)	(4,787,610)	$(81,733,748)
Net change
Initial Class	(3,008,462)	$(56,851,123)	(2,355,246)	$(40,237,009)
Service Class	(13,826)	(242,547)	(221,574)	(3,883,454)
	(3,022,288)	$(57,093,670)	(2,576,820)	$(44,120,463)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $2,162 and $255, respectively, and are included in miscellaneous expense on the Statement of Operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II, (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Value Portfolio (formerly known as Value Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

17

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001	Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001	Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

18

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

19

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham

20

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for both the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

21

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

22

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $25,416,574 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

23

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

24

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® International Value Portfolio

(formerly International Value Series)

12/31/07

FCG-ANN

MFS® INTERNATIONAL VALUE PORTFOLIO

(formerly International Value Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.2%
TOTAL S.A., ADR	3.5%
Novartis AG	3.1%
GlaxoSmithKline PLC	3.1%
Royal Dutch Shell PLC, “A’’	2.8%
Vodafone Group PLC	2.5%
ING Groep N.V.	2.5%
Credit Agricole S.A.	2.4%
Royal Bank of Scotland Group PLC	2.0%
E.ON AG	2.0%

Equity sectors
Financial Services	20.2%
Utilities & Communications	12.2%
Health Care	11.2%
Energy	10.6%
Consumer Staples	10.1%
Technology	5.7%
Leisure	5.5%
Industrial Goods & Services	4.9%
Autos & Housing	4.8%
Transportation	3.6%
Basic Materials	3.0%
Special Products & Services	1.9%
Retailing	1.7%

Country weightings
Japan	20.3%
United Kingdom	18.9%
Switzerland	10.2%
France	8.7%
Netherlands	8.3%
Germany	7.9%
Norway	3.1%
South Korea	3.1%
Sweden	2.1%
Other Countries	17.4%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS International Value Portfolio (the “fund”) provided a total return of 7.35%, while Service Class shares provided a total return of 7.04%. These compare with a return of 6.49% for the fund’s benchmark, the MSCI EAFE Value Index. The fund’s other benchmark, the MSCI EAFE Index, generated a return of 11.63%.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Our underweighted position in the financial services sector helped performance relative to the MSCI EAFE Value Index. Our decision to avoid several stocks that underperformed the benchmark, including financial services firms HBOS PLC (U.K.), Barclays (U.K.), Mitsubishi UFJ Financial (Japan), and investment management and banking firm UBS (Switzerland) aided relative results. Our relative positioning in banking firm HSBC(g) (U.K.) was also a positive factor.

Overweighting the consumer staples sector added value in comparison to benchmark. The fund’s positioning in tobacco distributor British American Tobacco(aa) (g) (U.K.) bolstered results as the stock turned in superior results.

Stock selection within the utilities and communications sector helped performance. Our positioning in telecommunications company Telefonica(aa) (Spain) was a top contributor.

Stocks in other sectors that benefited performance included oil and gas exploration and production company PTT Public Co. Ltd. (Thailand) and oil and gas refiner Statoil (Norway). Our avoidance of poor-performing car maker Toyota (Japan) also helped.

Detractors from performance

The health care, special products and services, and transportation sectors were the top detractors from performance relative to the fund’s benchmark. Within health care, overweighting the sector hurt results. Pharmaceutical company Novartis(aa) (Switzerland) was a key detractor as the company underperformed the benchmark. Although special products and services and transportation were top detracting sectors, no individual positions within either sector were among the fund’s top detractors.

Several stocks in other sectors dampened performance, including banking firm Credit Agricole (France), Japanese consumer credit firms, Aiful and Takefuji, television network operator Fuji Television (Japan), food products manufacturer Nong Shim(aa) (Korea), and real estate developer Deutsche Wohnen(aa) (Germany).

Not holding several strong-performing benchmark constituents also hurt performance. These included automotive manufacturer Daimler Chrysler (Germany) and banking firms ABN Amro (Netherlands) and Commonwealth Bank of Australia (Australia).

3

Management review – continued

During the reporting period, currency exposure was a detractor from the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our Portfolios to have different currency exposure than the benchmark.

Respectfully,

Barnaby Wiener

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses, and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	10/02/95	7.35%	22.28%	11.84%
Service Class	8/24/01	7.04%	21.97%	11.68%

Comparative Index

MSCI EAFE Value Index (f)	6.49%	23.82%	11.12%
MSCI EAFE Index (f)	11.63%	22.08%	9.04%

(f)	Source: FactSet Research Systems Inc.

Index Definitions

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of the fund’s Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

5

Performance summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07 - 12/31/07
Initial Class	Actual	1.04%	$1,000.00	$991.50	$5.22
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
Service Class	Actual	1.30%	$1,000.00	$989.90	$6.52
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 95.4%
Alcoholic Beverages – 1.1%
Heineken N.V.	57,360	$3,694,261

Apparel Manufacturers – 0.3%
Sanyo Shokai Ltd. (l)	165,400	$894,254

Automotive – 1.5%
Bayerische Motoren Werke AG	72,740	$4,491,774
Kongsberg Automotive A.S.A.	91,820	674,635

		$5,166,409

Broadcasting – 3.1%
Fuji Television Network, Inc.	1,440	$2,384,639
Nippon Television Network Corp.	12,030	1,614,194
Vivendi S.A.	80,870	3,685,031
WPP Group PLC	225,090	2,881,761

		$10,565,625

Brokerage & Asset Managers – 0.4%
Van Lanschot N.V. (l)	13,440	$1,444,272

Business Services – 1.9%
Bunzl PLC	160,250	$2,246,669
Intertek Group PLC	73,690	1,444,761
USS Co. Ltd.	43,750	2,714,342

		$6,405,772

Cable TV – 0.4%
Premiere AG (a)(l)	71,175	$1,336,944

Chemicals – 0.5%
Syngenta AG	6,067	$1,539,352

Computer Software – Systems – 0.8%
Fujitsu Ltd.	399,000	$2,670,083

Construction – 3.3%
CRH PLC	104,080	$3,613,726
Fletcher Building Ltd. (l)	179,148	1,582,696
Geberit AG	17,652	2,406,570
Nexity International	30,480	1,384,885
Sekisui Chemical Co. Ltd.	348,000	2,345,647

		$11,333,524

Consumer Goods & Services – 4.2%
Henkel KGaA, IPS	111,930	$6,274,268
Kao Corp.	166,000	4,992,705
Uni-Charm Corp.	48,600	3,060,034

		$14,327,007

Electrical Equipment – 3.2%
Legrand S.A.	128,110	$4,351,419
OMRON Corp.	123,400	2,920,809
Spectris PLC	259,180	3,493,347

		$10,765,575

Electronics – 4.9%
Hirose Electric Co. Ltd.	9,300	$1,075,558
Konica Minolta Holdings, Inc.	120,500	2,120,913
Ricoh Co. Ltd.	123,000	2,262,214
Samsung Electronics Co. Ltd.	7,501	4,408,795

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	518,059	$5,159,868
Venture Corp. Ltd.	204,000	1,786,357

		$16,813,705

Energy – Independent – 1.9%
Apache Corp.	16,350	$1,758,279
INPEX Holdings, Inc.	259	2,786,019
PTT Public Co. Ltd.	185,000	2,065,014

		$6,609,312

Energy – Integrated – 8.1%
Royal Dutch Shell PLC, “A”	230,600	$9,714,691
Statoil A.S.A.	196,630	6,079,643
TOTAL S.A., ADR	144,940	11,972,044

		$27,766,378

Food & Beverages – 4.8%
Binggrae Co. Ltd. (a)	12,520	$504,251
Nestle S.A.	31,158	14,277,020
Nong Shim Co. Ltd. (a)	8,259	1,709,777

		$16,491,048

Food & Drug Stores – 0.9%
Lawson, Inc.	86,200	$3,055,561

Forest & Paper Products – 1.1%
M-Real Oyj, “B” (l)	249,630	$1,177,373
UPM-Kymmene Corp.	126,340	2,531,293

		$3,708,666

General Merchandise – 0.1%
Daiei, Inc. (a)(l)	58,000	$309,523

Insurance – 2.9%
Aviva PLC	228,110	$3,029,796
Benfield Group PLC	347,280	1,945,307
Catlin Group Ltd.	115,440	877,419
Hiscox Ltd.	279,862	1,585,985
Jardine Lloyd Thompson Group PLC	383,330	2,519,815

		$9,958,322

Leisure & Toys – 1.2%
Heiwa Corp. (l)	105,600	$933,919
NAMCO BANDAI Holdings, Inc. (l)	93,400	1,479,179
Sankyo Co. Ltd.	35,600	1,653,887

		$4,066,985

Machinery & Tools – 1.7%
Assa Abloy AB, “B”	191,670	$3,813,267
GEA Group AG (a)	60,660	2,095,091

		$5,908,358

Major Banks – 6.9%
Credit Agricole S.A. (l)	243,546	$8,169,931
First Financial Holding Co. Ltd.	2,434,000	1,787,852
Royal Bank of Scotland Group PLC	758,816	6,821,858
Svenska Handelsbanken AB, “A”	101,200	3,209,939
UniCredito Italiano S.p.A.	431,530	3,590,754

		$23,580,334

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – 1.4%
Anglo American PLC	47,002	$2,848,504
Nyrstar (a)	83,207	2,001,189

		$4,849,693

Natural Gas – Distribution – 1.1%
Tokyo Gas Co. Ltd.	794,000	$3,707,082

Oil Services – 0.6%
Fugro N.V.	24,772	$1,898,803

Other Banks & Diversified Financials – 9.5%
Aiful Corp. (l)	51,850	$912,734
Bangkok Bank Public Co. Ltd.	450,500	1,592,519
Dah Sing Financial Holdings Ltd.	148,000	1,458,134
DNB Holding A.S.A.	252,960	3,836,396
Hachijuni Bank Ltd. (l)	288,000	1,936,607
ING Groep N.V.	218,610	8,532,909
Joyo Bank Ltd.	296,000	1,650,318
Krungthai Card PLC	712,600	655,799
Sapporo Hokuyo Holdings, Inc.	165	1,482,051
Shinhan Financial Group Co. Ltd. (a)	68,910	3,953,857
Siam City Bank Public Co. Ltd.	2,138,800	952,412
SNS REAAL Groep N.V.	61,110	1,366,353
Takefuji Corp.	65,800	1,579,789
Unione di Banche Italiane Scpa	92,047	2,533,739

		$32,443,617

Pharmaceuticals – 11.2%
Astellas Pharma, Inc.	99,200	$4,324,433
GlaxoSmithKline PLC	420,800	10,678,570
Hisamitsu Pharmaceutical Co., Inc.	84,600	2,574,766
Merck KGaA	22,610	2,904,463
Novartis AG	196,220	10,689,719
Roche Holding AG	34,600	5,959,897
Tanabe Seiyaku Co. Ltd.	115,000	1,083,472

		$38,215,320

Printing & Publishing – 0.8%
Reed Elsevier PLC	202,390	$2,723,121

Railroad & Shipping – 0.4%
SMRT Corp. Ltd.	1,321,820	$1,533,620

Real Estate – 0.5%
Deutsche Wohnen AG	55,960	$1,721,070

Specialty Stores – 0.4%
Praktiker Bau-und Heimwerkermaerkte Holding AG	45,390	$1,342,581

Telecommunications – Wireless – 4.4%
KDDI Corp.	785	$5,828,836
SmarTone Telecommunications Holdings Ltd.	690,500	647,338
Vodafone Group PLC	2,311,840	8,616,258

		$15,092,432

Telephone Services – 3.9%
Royal KPN N.V.	283,200	$5,121,790
Telefonica S.A.	153,330	4,955,198
Telekom Austria AG	115,260	3,194,165

		$13,271,153

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 3.2%
Seino Holdings Co. Ltd. (l)	155,000	$1,051,199
TNT N.V.	147,150	6,123,289
Yamato Holdings Co. Ltd.	258,000	3,720,521

		$10,895,009

Utilities – Electric Power – 2.8%
British Energy Group PLC	79,530	$863,203
E.ON AG	31,450	6,677,648
United Utilities PLC	136,110	2,037,924

		$9,578,775

Total Common Stocks (Identified Cost, $305,811,800)		$325,683,546

REPURCHASE AGREEMENTS – 4.3%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $14,730,682 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$14,727,000	$14,727,000

COLLATERAL FOR SECURITIES LOANED – 2.0%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	6,895,245	$6,895,245

Total Investments (Identified Cost, $327,434,045) (k)		$347,305,791

OTHER ASSETS, LESS LIABILITIES – (1.7)%		(5,866,365)

Net Assets – 100.0%		$341,439,426

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 17 securities that were fair valued, aggregating $39,965,906 and 11.51% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $6,554,389 of securities on loan (identified cost $327,434,045)	$347,305,791
Foreign currency, at value (identified cost, $779)	790
Receivable for investments sold	249,380
Receivable for fund shares sold	740,905
Interest and dividends receivable	368,579
Other assets	11,809
Total assets		$348,677,254
Liabilities
Payable to custodian	$10,349
Payable for fund shares reacquired	49,422
Collateral for securities loaned, at value	6,895,245
Payable to affiliates
Management fee	33,409
Distribution fees	6,061
Administrative services fee	869
Accrued expenses and other liabilities	242,473
Total liabilities		$7,237,828
Net assets		$341,439,426
Net assets consist of
Paid-in capital	$300,194,398
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $130,627 deferred country tax)	19,734,440
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,534,776
Undistributed net investment income	2,975,812
Net assets		$341,439,426
Shares of beneficial interest outstanding		18,374,159
Initial Class shares
Net assets	$117,100,090
Shares outstanding	6,269,340
Net asset value per share		$18.68
Service Class shares
Net assets	$224,339,336
Shares outstanding	12,104,819
Net asset value per share		$18.53

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$5,322,151
Interest	863,766
Foreign taxes withheld	(466,838)
Total investment income		$5,719,079
Expenses
Management fee	$2,066,023
Distribution fees	246,491
Administrative services fee	58,965
Independent trustees’ compensation	14,174
Custodian fee	184,145
Shareholder communications	16,533
Auditing fees	51,094
Legal fees	5,949
Miscellaneous	23,290
Total expenses		$2,666,664
Fees paid indirectly	(648)
Net expenses		$2,666,016
Net investment income		$3,053,063
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $662 country tax)	$18,989,963
Foreign currency transactions	(53,296)
Net realized gain (loss) on investments and foreign currency transactions		$18,936,667
Change in unrealized appreciation (depreciation)
Investments (net of $124,021 increase in deferred country tax)	$(10,508,675)
Translation of assets and liabilities in foreign currencies	8,871
Net unrealized gain (loss) on investments and foreign currency translation		$(10,499,804)
Net realized and unrealized gain (loss) on investments and foreign currency		$8,436,863
Change in net assets from operations		$11,489,926

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$3,053,063	$2,798,054
Net realized gain (loss) on investments and foreign currency transactions	18,936,667	22,016,646
Net unrealized gain (loss) on investments and foreign currency translation	(10,499,804)	9,601,215
Change in net assets from operations	$11,489,926	$34,415,915
Distributions declared to shareholders
From net investment income
Initial Class	$(2,144,403)	$(1,509,642)
Service Class	(767,328)	(142,578)
From net realized gain on investments
Initial Class	(15,977,807)	(12,870,222)
Service Class	(5,965,795)	(1,405,739)
Total distributions declared to shareholders	$(24,855,333)	$(15,928,181)
Change in net assets from fund share transactions	$205,823,373	$11,081,685
Total change in net assets	$192,457,966	$29,569,419
Net assets
At beginning of period	148,981,460	119,412,041
At end of period (including undistributed net investment income of $2,975,812 and $2,759,861, respectively)	$341,439,426	$148,981,460

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.02	$17.39	$15.58	$12.27	$9.28
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.39	$0.27	$0.20	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	4.54	2.03	3.21	2.98
Total from investment operations	$1.46	$4.93	$2.30	$3.41	$3.09
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.24)	$(0.18)	$(0.10)	$(0.10)
From net realized gain on investments	(2.47)	(2.06)	(0.31)	—	—
Total distributions declared to shareholders	$(2.80)	$(2.30)	$(0.49)	$(0.10)	$(0.10)
Net asset value, end of period	$18.68	$20.02	$17.39	$15.58	$12.27
Total return (%) (k)(s)	7.35	29.23	15.22	28.02 (v)	33.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.05	1.11	1.13	1.15	1.28
Net investment income	1.67	2.09	1.67	1.52	1.06
Portfolio turnover	44	55	46	65	84
Net assets at end of period (000 Omitted)	$117,100	$134,008	$108,418	$84,996	$61,108

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.92	$17.32	$15.54	$12.24	$9.27
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.34	$0.22	$0.18	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.24	4.53	2.02	3.20	2.98
Total from investment operations	$1.40	$4.87	$2.24	$3.38	$3.05
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.21)	$(0.15)	$(0.08)	$(0.08)
From net realized gain on investments	(2.47)	(2.06)	(0.31)	—	—
Total distributions declared to shareholders	$(2.79)	$(2.27)	$(0.46)	$(0.08)	$(0.08)
Net asset value, end of period	$18.53	$19.92	$17.32	$15.54	$12.24
Total return (%) (k)(s)	7.04	28.95	14.86	27.82 (v)	33.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.30	1.36	1.39	1.40	1.53
Net investment income	0.87	1.84	1.37	1.31	0.67
Portfolio turnover	44	55	46	65	84
Net assets at end of period (000 Omitted)	$224,339	$14,973	$10,994	$6,805	$4,646

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(v)	During the year ended December 31, 2004, the fund received a payment from the investment adviser to reimburse the fund for losses on investments not meeting the investment guidelines of the fund. If this loss had been incurred, the total returns would have been approximately 28.01% and 27.81% for the Initial Class and Service Class, respectively.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Value Portfolio (formerly International Value Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

16

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, foreign currency transactions and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$7,195,412	$6,463,756
Long-term capital gain	17,659,921	9,464,425
Total distributions	$24,855,333	$15,928,181

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$328,233,692
Gross appreciation	31,202,206
Gross depreciation	(12,130,107)
Net unrealized appreciation (depreciation)	$19,072,099
Undistributed ordinary income	7,379,074
Undistributed long-term capital gain	14,943,942
Other temporary differences	(150,087)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

17

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0256% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $1,153.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $267,378,511 and $96,568,574, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	225,865	$4,442,766	665,273	$12,343,355
Service Class	11,033,820	208,319,338	230,239	4,243,515
	11,259,685	$212,762,104	895,512	$16,586,870
Shares issued to shareholders in reinvestment of distributions
Initial Class	972,743	$18,122,210	764,074	$14,379,864
Service Class	363,560	6,733,123	82,577	1,548,317
	1,336,303	$24,855,333	846,651	$15,928,181
Shares reacquired
Initial Class	(1,621,370)	$(30,942,121)	(972,963)	$(17,817,104)
Service Class	(44,135)	(851,943)	(195,932)	(3,616,262)
	(1,665,505)	$(31,794,064)	(1,168,895)	$(21,433,366)
Net change
Initial Class	(422,762)	$(8,377,145)	456,384	$8,906,115
Service Class	11,353,245	214,200,518	116,884	2,175,570
	10,930,483	$205,823,373	573,268	$11,081,685

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $816 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS International Value Portfolio (formerly known as International Value Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS International Value Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Barnaby Wiener

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,659,921 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $3,069,696. The fund intends to pass through foreign tax credits of $158,294 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Emerging Markets Equity Portfolio

(formerly Emerging Markets Equity Series)

12/31/07

FCE-ANN

MFS® EMERGING MARKETS EQUITY PORTFOLIO

(formerly Emerging Markets Equity Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Petroleo Brasileiro S.A., ADR	7.8%
OAO Gazprom, ADR	7.7%
Companhia Vale do Rio Doce, ADR	4.9%
China Mobile Ltd.	3.3%
America Movil S.A.B. de C.V., “L”, ADR	3.2%
Reliance Industries Ltd.	2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
POSCO, ADR	2.0%
China Life Insurance	2.0%
Sberbank	1.9%

Equity sectors
Financial Services	20.6%
Utilities & Communications	19.9%
Energy	19.7%
Basic Materials	16.2%
Technology	5.2%
Consumer Staples	3.6%
Industrial Goods & Services	3.2%
Special Products & Services	3.1%
Autos & Housing	2.8%
Retailing	1.5%
Transportation	1.4%
Leisure	1.2%
Health Care	1.0%

Country weightings
Brazil	18.8%
Russia	14.0%
China	9.3%
Mexico	8.6%
South Africa	8.1%
India	6.9%
Taiwan	6.4%
South Korea	5.5%
Israel	3.2%
Other Countries	19.2%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Emerging Markets Equity Portfolio (the “fund”) provided a total return of 35.71%, while Service Class shares provided a total return of 35.38%. These compare with a return of 39.78% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Security selection in the financial services sector was the primary detractor from performance relative to the MSCI Emerging Markets Index. Holdings in banking firm Kookmin Bank(g) (South Korea) and banking services firm ABSA Group Ltd. (South Africa) held back performance.

An underweighted position in the industrial goods and services sector also hindered performance over the reporting period, although no holdings in this sector were among the fund’s top detractors.

The fund’s technology sector positions contained many of the most notable disappointments. In particular, our holdings of electronics manufacturer Samsung Electronics(g) (South Korea) hurt results. Shares of Samsung declined due, in part, to pricing pressure on LCD and memory components. Holdings of global software services firm HCL Technologies(g) (India) also hindered performance.

Stock selection and, to a lesser extent, an overweighted position in the health care sector also dampened results. The fund’s positions in generic drug manufacturer Teva Pharmaceutical (Israel) and pharmaceutical company Gedeon Richter(g) (Hungary) had an adverse impact on relative performance.

Securities in other sectors that held back relative returns included home builder Sare Holding(aa) (Mexico), electric power company Tenaga Nasional (Malaysia), and our positioning in wireless communications company America Movil (Mexico). America Movil’s shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user. We failed to participate in all of the stock’s resulting upside. Not owning energy provider SK Energy (South Korea) also held back relative performance as this stock outperformed the benchmark.

Contributors to performance

A combination of stock selection and an overweighted position in the basic materials sector was the primary contributor to performance relative to the fund’s benchmark. Mining companies, Companhia Vale do Rio Doce (Brazil) and Grupo Mexico (Mexico), and steel products manufacturer Steel Authority of India(aa) (India) were among the top contributors.

Stock selection in the energy sector boosted relative performance. Strong performers within this sector included oil and gas exploration and production company Petroleo Brasileiro SA (Brazil) and petrochemical firm Reliance Industries (India). Both firms benefited from higher energy prices. Avoiding gas and oil exploration firm Surgutneftegaz (Russia) also helped relative performance as this firm underperformed the benchmark over the reporting period.

3

Management review – continued

Individual stocks in other sectors that aided relative returns included mobile phone services provider Vimpel Communications (Russia), technology consulting firm Infosys (India), and water supply company Manila Water(aa) (Philippines). Not owning poor-performing cement producer Cemex (Mexico) also enhanced relative returns.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Nicholas Smithie

Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses, and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share Class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/05/96	35.71%	36.21%	14.15%
Service Class	8/24/01	35.38%	35.88%	13.97%

Comparative index

MSCI Emerging Markets Index (f)	39.78%	37.46%	14.53%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Morgan Stanley Capital International (MSCI) Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of the fund’s Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.60%	$1,000.00	$1,184.90	$8.81
	Hypothetical (h)	1.60%	$1,000.00	$1,017.14	$8.13
Service Class	Actual	1.85%	$1,000.00	$1,183.40	$10.18
	Hypothetical (h)	1.85%	$1,000.00	$1,015.88	$9.40

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.4%
Airlines – 0.5%
Copa Holdings S.A. (l)	16,270	$611,264

Alcoholic Beverages – 0.4%
Grupo Modelo S.A. de C.V., “C”	111,700	$527,065

Automotive – 1.1%
PT Astra International Tbk.	224,000	$644,864
Tofas Turk Otomobil Fabrikasi AS	129,574	679,787

		$1,324,651

Broadcasting – 0.7%
Grupo Televisa S.A., ADR (l)	33,240	$790,115

Business Services – 2.6%
Infosys Technologies Ltd., ADR (l)	28,520	$1,293,667
LPS Brasil – Consultoria de Imoveis S.A. (a)	36,100	709,831
Satyam Computer Services Ltd.	42,050	479,587
Sime Darby Berhad (a)	153,100	550,919

		$3,034,004

Chemicals – 2.1%
Formosa Chemicals & Fibre Corp.	175,000	$445,962
Israel Chemicals Ltd.	108,878	1,386,363
Makhteshim-Agan Industries Ltd. (a)	71,551	654,185

		$2,486,510

Computer Software – 0.4%
Check Point Software Technologies Ltd. (a)	24,240	$532,310

Computer Software – Systems – 0.4%
High Tech Computer Corp.	27,020	$494,260

Conglomerates – 0.5%
CITIC Pacific Ltd.	105,000	$581,151

Construction – 1.7%
Corporacion Moctezuma S.A. de C.V.	147,100	$360,664
SARE Holding S.A. de C.V., “B” (a)	625,300	823,856
Siam Cement Public Co. Ltd.	123,600	854,150

		$2,038,670

Consumer Goods & Services – 0.6%
Kimberly-Clark de Mexico S.A. de C.V., “A”	171,568	$752,181

Electrical Equipment – 0.5%
Bharat Heavy Electricals Ltd.	8,420	$549,905

Electronics – 2.9%
MediaTek, Inc.	59,000	$759,243
Taiwan Semiconductor Manufacturing Co. Ltd.	1,370,000	2,605,565
United Microelectronics Corp.	2,000	1,235

		$3,366,043

Energy – Independent – 4.2%
CNOOC Ltd.	979,000	$1,643,371
Oil & Natural Gas Corp. Ltd.	15,926	496,706
Reliance Industries Ltd.	39,031	2,854,615

		$4,994,692

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Energy – Integrated – 15.5%
OAO Gazprom, ADR	160,299	$9,026,730
Petroleo Brasileiro S.A., ADR	79,786	9,194,539

		$18,221,269

Engineering – Construction – 1.0%
Murray & Roberts Holdings LTD.	40,102	$598,507
Orascom Construction Industries	5,107	530,497

		$1,129,004

Food & Beverages – 1.3%
Coca-Cola Hellenic Bottling Co. S.A.	13,930	$600,958
Grupo Continental S.A.	231,193	547,358
Tiger Brands Ltd.	17,705	435,219

		$1,583,535

Forest & Paper Products – 0.7%
Aracruz Celulose S.A., ADR (l)	11,298	$840,006

Gaming & Lodging – 0.5%
Resorts World Berhad	503,800	$588,637

General Merchandise – 1.5%
Lotte Shopping Co., Ltd. (a)	1,245	$545,081
Massmart Holdings Ltd.	45,356	476,035
Wal-Mart de Mexico S.A.B. de C.V.	209,400	723,114

		$1,744,230

Insurance – 3.4%
Cathay Financial Holding Co. Ltd.	318,894	$659,620
China Life Insurance	453,000	2,305,501
Sanlam Ltd.	309,131	1,033,523

		$3,998,644

Internet – 0.9%
NHN Corp. (a)	2,018	$478,417
Universo Online S.A., IPS (a)	91,400	610,100

		$1,088,517

Machinery & Tools – 1.7%
Hyundai Heavy Industries Co. Ltd. (a)	2,546	$1,184,835
Larsen & Toubro Infotech Ltd.	7,845	825,452

		$2,010,287

Major Banks – 4.9%
Banco Santander Chile, ADR	10,593	$540,137
Bank of China Ltd.	1,550,000	738,490
Industrial & Commercial Bank of China, “H”	1,945,000	1,380,047
Malayan Banking Berhad	141,800	490,274
Nedbank Group Ltd.	22,482	447,380
Standard Bank Group Ltd.	78,798	1,153,892
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	7,106	992,282

		$5,742,502

Metals & Mining – 11.4%
China Steel Corp.	437,000	$582,007
Companhia Vale do Rio Doce, ADR	175,354	5,728,815

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Metals & Mining – continued
Grupo Mexico S.A.B. de C.V.	203,600	$1,278,574
Mining & Metallurgical Co. Norilsk Nickel, ADR	4,264	1,146,005
POSCO, ADR (l)	15,450	2,323,835
Southern Copper Corp. (l)	6,622	696,171
Steel Authority of India Ltd.	151,327	1,085,930
Usinas Siderurgicas de Minas Gerais S.A., IPS	12,150	549,248

		$13,390,585

Other Banks & Diversified Financials – 11.0%
ABSA Group Ltd.	46,573	$755,081
African Bank Investments Ltd.	194,938	941,268
AMMB Holdings Berhad	420,200	481,004
Asya Katilim Bankasi A.S. (a)	50,578	473,726
Banco Bradesco S.A., ADR	62,780	2,008,960
Banco Macro S.A., ADR (l)	18,320	453,237
Bank Rakyat Indonesia	592,000	461,933
Bumiputra-Commerce Holdings Berhad	130,800	430,955
CSU Cardsystem S.A. (a)	156,550	503,110
FirstRand Ltd.	291,566	848,568
Grupo Financiero Banorte S.A. de C.V.	127,100	524,969
Hana Financial Group, Inc.	12,230	662,043
OTP Bank Ltd., GDR	7,071	718,927
PT Bank Central Asia Tbk.	609,500	468,974
Sberbank	527,700	2,201,877
Turkiye Garanti Bankasi A.S.	116,048	1,035,291

		$12,969,923

Personal Computers & Peripherals – 0.6%
Innolux Display Corp.	208,960	$700,786

Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries Ltd., ADR	25,425	$1,181,754

Precious Metals & Minerals – 0.9%
Impala Platinum Holdings Ltd.	30,134	$1,039,578

Railroad & Shipping – 0.9%
DP World Ltd. (a)	441,962	$525,935
Mercator Lines (a)	1,233,000	539,644

		$1,065,579

Real Estate – 1.3%
Capitaland Ltd.	115,000	$494,454
Hopson Development	160,000	439,244
Yanlord Land Group LTD.	240,000	549,993

		$1,483,691

Specialty Chemicals – 1.1%
Formosa Plastics Corp.	195,000	$544,519
LG Chemical Ltd. (a)	8,180	779,668

		$1,324,187

Telecommunications – Wireless – 13.5%
America Movil S.A.B. de C.V., “L”, ADR	61,640	$3,784,080
China Mobile Ltd.	223,500	3,873,123
Egyptian Co. for Mobil Services (MobiNil)	15,747	586,797
Mobile TeleSystems OJSC, ADR	16,342	1,663,452
MTN Group Ltd.	95,700	1,793,198
Orascom Telecom Holding (S.A.E.)	65,690	1,087,956

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – continued
Philippine Long Distance Telephone Co.	15,593	$1,193,842
Vimpel-Communications, ADR	45,430	1,889,888

		$15,872,336

Telephone Services – 2.4%
Chunghwa Telecom Co. Ltd.	357,090	$725,421
PT Telekomunikasi Indonesia Tbk.	832,000	899,100
Sistema JSFC, GDR	15,850	661,738
Telecom Argentina S.A., ADR (a)(l)	22,870	508,858

		$2,795,117

Tobacco – 1.3%
ITC Ltd.	115,580	$614,188
KT&G Corp. (a)	5,837	496,992
PT Hanjaya Mandala Sampoerna Tbk.	271,500	413,356

		$1,524,536

Utilities – Electric Power – 4.0%
CEZ AS	19,527	$1,462,423
Eletropaulo Metropolitana S.A., IPS	12,900,000	1,045,074
Manila Water Co., Inc.	3,238,000	1,437,086
Tenaga Nasional Berhad	256,000	740,652

		$4,685,235

Total Common Stocks (Identified Cost, $81,899,514)		$117,062,759

WARRANTS – 0.5%
	Strike Price	First Exercise
Real Estate – 0.5%
Merrill Lynch International & Co. (Emaar Properties – Zero Strike Warrant (1 share for 1 warrant)) (Identified Cost,
$560,140) (a)(n)	0	01/12/2010	149,141	$614,014

RIGHTS – 0.0% BRL	27.1	12/07/2007
Business Services – 0.0%
LPS Brasil – Consultoria de Imoveis S.A. (1 share for 1 right) (Identified Cost, $15,717) (a)			1,019	$15,514

COLLATERAL FOR SECURITIES LOANED – 5.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			6,318,169	$6,318,169

Total Investments (Identified Cost, $88,793,540) (k)	$124,010,456

OTHER ASSETS, LESS LIABILITIES – (5.3)%	(6,203,293)

Net Assets – 100.0%	$117,807,163

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 31 securities that were fair valued, aggregating $27,017,473 and 21.79% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $614,014, representing 0.5% of net assets.

Abbreviations indicate amounts shown in currencies other than the U.S. Dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $6,183,643 of securities on loan (identified cost, $88,793,540)	$124,010,456
Foreign currency, at value (identified cost, $113,441)	113,303
Receivable for investments sold	1,129,993
Receivable for fund shares sold	140
Interest and dividends receivable	204,236
Other assets	5,109
Total assets		$125,463,237
Liabilities
Payable to custodian	$714,200
Payable for investments purchased	15,858
Payable for fund shares reacquired	186,818
Collateral for securities loaned, at value	6,318,169
Payable to affiliates
Management fee	13,663
Distribution fees	651
Administrative services fee	290
Payable for independent trustees’ compensation	252
Accrued expenses and other liabilities	406,173
Total liabilities		$7,656,074
Net assets		$117,807,163
Net assets consist of
Paid-in capital	$57,025,267
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $243,318 deferred country tax)	34,973,492
Accumulated net realized gain (loss) on investments and foreign currency transactions	24,759,485
Undistributed net investment income	1,048,919
Net assets		$117,807,163
Shares of beneficial interest outstanding		4,514,647
Initial Class shares
Net assets	$94,193,353
Shares outstanding	3,602,070
Net asset value per share		$26.15
Service Class shares
Net assets	$23,613,810
Shares outstanding	912,577
Net asset value per share		$25.88

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$3,395,700
Interest	34,903
Foreign taxes withheld	(275,145)
Total investment income		$3,155,458
Expenses
Management fee	$1,199,030
Distribution fees	54,738
Administrative services fee	29,492
Independent trustees’ compensation	10,055
Custodian fee	423,017
Shareholder communications	11,651
Auditing fees	53,116
Legal fees	5,950
Miscellaneous	42,592
Total expenses		$1,829,641
Fees paid indirectly	(5,185)
Net expenses		$1,824,456
Net investment income		$1,331,002
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions (net of $12,237 country tax)	$25,089,050
Foreign currency transactions	(155,511)
Net realized gain (loss) on investments and foreign currency transactions		$24,933,539
Change in unrealized appreciation (depreciation)
Investments (net of $193,164 increase in deferred country tax)	$8,445,104
Translation of assets and liabilities in foreign currencies	(3,386)
Net unrealized gain (loss) on investments and foreign currency translation		$8,441,718
Net realized and unrealized gain (loss) on investments and foreign currency		$33,375,257
Change in net assets from operations		$34,706,259

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$1,331,002	$2,107,396
Net realized gain (loss) on investments and foreign currency transactions	24,933,539	21,938,254
Net unrealized gain (loss) on investments and foreign currency translation	8,441,718	2,078,016
Change in net assets from operations	$34,706,259	$26,123,666
Distributions declared to shareholders
From net investment income
Initial Class	$(1,854,835)	$(978,689)
Service Class	(404,084)	(135,060)
From net realized gain on investments
Initial Class	(17,838,286)	(13,285,025)
Service Class	(4,249,384)	(2,097,870)
Total distributions declared to shareholders	$(24,346,589)	$(16,496,644)
Change in net assets from fund share transactions	$(1,147,671)	$5,670,696
Total change in net assets	$9,211,999	$15,297,718
Net assets
At beginning of period	108,595,164	93,297,446
At end of period (including undistributed net investment income of $1,048,919 and $1,998,983, respectively)	$117,807,163	$108,595,164

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.52	$21.84	$16.16	$12.85	$8.48
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.47	$0.29	$0.18	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	7.13	5.92	5.59	3.27	4.23
Total from investment operations	$7.43	$6.39	$5.88	$3.45	$4.43
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.25)	$(0.13)	$(0.14)	$(0.06)
From net realized gain on investments	(5.25)	(3.46)	(0.07)	—	—
Total distributions declared to shareholders	$(5.80)	$(3.71)	$(0.20)	$(0.14)	$(0.06)
Net asset value, end of period	$26.15	$24.52	$21.84	$16.16	$12.85
Total return (%) (k)(s)	35.71	30.16	36.76	27.18	52.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.55	1.53	1.31	1.35	1.65
Net investment income	1.22	2.08	1.62	1.33	1.99
Portfolio turnover	96	110	95	109	125
Net assets at end of period (000 Omitted)	$94,193	$89,419	$82,804	$57,799	$46,769

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$24.33	$21.71	$16.08	$12.80	$8.45
Income (loss) from investment operations
Net investment income (d)	$0.23	$0.41	$0.25	$0.15	$0.17
Net realized and unrealized gain (loss) on investments and foreign currency	7.07	5.89	5.54	3.25	4.22
Total from investment operations	$7.30	$6.30	$5.79	$3.40	$4.39
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.22)	$(0.09)	$(0.12)	$(0.04)
From net realized gain on investments	(5.25)	(3.46)	(0.07)	—	—
Total distributions declared to shareholders	$(5.75)	$(3.68)	$(0.16)	$(0.12)	$(0.04)
Net asset value, end of period	$25.88	$24.33	$21.71	$16.08	$12.80
Total return (%) (k)(s)	35.38	29.90	36.36	26.96	52.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.81	1.78	1.56	1.60	1.89
Net investment income	0.96	1.84	1.38	1.08	1.71
Portfolio turnover	96	110	95	109	125
Net assets at end of period (000 Omitted)	$23,614	$19,176	$10,494	$6,397	$5,049

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Emerging Markets Equity Portfolio (the fund) (formerly Emerging Markets Equity Series) is a series of MFS Variable Insurance Trust II (the trust) (formerly known as MFS/Sun Life Series Trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold only to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

16

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, foreign taxes, and passive foreign investment companies.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$5,681,971	$6,817,904
Long-term capital gain	18,664,618	9,678,740
Total distributions	$24,346,589	$16,496,644

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$88,981,551
Gross appreciation	37,439,097
Gross depreciation	(2,410,192)
Net unrealized appreciation (depreciation)	$35,028,905
Undistributed ordinary income	6,943,066
Undistributed long-term capital gain	19,062,355
Other temporary differences	(252,430)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 1.05% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0258% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

17

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $575 and is included in miscellaneous expense.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $108,840,057 and $132,498,693, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	160,162	$3,974,259	461,878	$10,944,669
Service Class	152,282	3,659,943	373,697	8,407,231
	312,444	$7,634,202	835,575	$19,351,900
Shares issued to shareholders in reinvestment of distributions
Initial Class	926,735	$19,693,121	612,703	$14,263,714
Service Class	220,962	4,653,468	96,580	2,232,930
	1,147,697	$24,346,589	709,283	$16,496,644
Shares reacquired
Initial Class	(1,130,873)	$(27,255,257)	(1,220,180)	$(26,542,036)
Service Class	(248,851)	(5,873,205)	(165,472)	(3,635,812)
	(1,379,724)	$(33,128,462)	(1,385,652)	$(30,177,848)
Net change
Initial Class	(43,976)	$(3,587,877)	(145,599)	$(1,333,653)
Service Class	124,393	2,440,206	304,805	7,004,349
	80,417	$(1,147,671)	159,206	$5,670,696

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $513 and $8,733, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Emerging Markets Equity Portfolio (formerly known as Emerging Markets Equity Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Nicholas Smithie

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $18,664,618 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $2,942,671. The fund intends to pass through foreign tax credits of $260,609 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Blended ResearchSM Growth Portfolio

12/31/07

BRG-ANN

MFS® BLENDED RESEARCHSM GROWTH PORTFOLIO

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	4.8%
Intel Corp.	3.0%
Google, Inc., “A”	2.6%
International Business Machines Corp.	2.5%
Apple Computer, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Exxon Mobil Corp.	2.2%
Altria Group, Inc.	2.1%
Boeing Co.	1.9%
PepsiCo, Inc.	1.8%

Equity sectors
Technology	27.0%
Health Care	16.6%
Retailing	7.9%
Consumer Staples	7.3%
Industrial Goods & Services	7.3%
Energy	6.5%
Financial Services	6.2%
Leisure	5.8%
Utilities & Communications	4.3%
Special Products & Services	3.7%
Basic Materials	3.4%
Transportation	1.8%
Autos & Housing	1.6%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, December 18, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 18, 2007 through December 31, 2007. The hypothetical example assumes the share classes were in existence for the entire six months ended December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/18/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 12/18/07-12/31/07
Initial Class	Actual	0.60%	$1,000.00	$1,011.30	$0.21
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,011.30	$0.30
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. For the hypothetical expenses paid it is assumed that the fund was in existence for the entire six month period ended December 31, 2007.

3

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 1.9%
Boeing Co.	1,079	$94,369

Airlines – 0.4%
Southwest Airlines Co.	1,796	$21,911

Apparel Manufacturers – 1.6%
Coach, Inc. (a)	1,034	$31,620
NIKE, Inc., “B”	774	49,722

		$81,342

Automotive – 0.8%
Goodyear Tire & Rubber Co. (a)	1,372	$38,718

Biotechnology – 2.7%
Amgen, Inc. (a)	1,360	$63,158
Biogen Idec, Inc.	481	27,379
Invitrogen Corp. (a)	482	45,024

		$135,561

Broadcasting – 1.1%
Omnicom Group, Inc.	613	$29,136
Walt Disney Co.	848	27,373

		$56,509

Brokerage & Asset Managers – 2.0%
Affiliated Managers Group, Inc. (a)	338	$39,701
Charles Schwab Corp.	1,235	31,554
TD AMERITRADE Holding Corp. (a)	1,363	27,342

		$98,597

Business Services – 2.6%
Corporate Executive Board Co.	550	$33,055
Global Payments, Inc.	977	45,450
Western Union Co.	2,221	53,926

		$132,431

Cable TV – 1.0%
DIRECTV Group, Inc.	993	$22,958
EchoStar Communications Corp., “A” (a)	736	27,762

		$50,720

Chemicals – 1.5%
3M Co.	583	$49,159
Monsanto Co.	251	28,034

		$77,193

Computer Software – 8.1%
BEA Systems, Inc.	2,075	$32,743
McAfee, Inc. (a)	672	25,200
Microsoft Corp.	6,781	241,404
Oracle Corp. (a)	2,725	61,531
VeriSign, Inc. (a)	1,272	47,840

		$408,718

Computer Software – Systems – 8.1%
Apple Computer, Inc. (a)	639	$126,573
Arrow Electronics, Inc.	618	24,275

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
EMC Corp. (a)	2,219	$41,118
Hewlett-Packard Co.	1,274	64,312
International Business Machines Corp.	1,181	127,666
Network Appliance, Inc. (a)	1,056	26,358

		$410,302

Construction – 0.8%
Sherwin-Williams Co.	725	$42,079

Consumer Goods & Services – 2.8%
Apollo Group, Inc., “A” (a)	303	$21,255
ITT Educational Services, Inc. (a)	396	33,767
Procter & Gamble Co.	1,191	87,443

		$142,465

Electrical Equipment – 1.9%
Rockwell Automation, Inc.	817	$56,340
WESCO International, Inc. (a)	935	37,063

		$93,403

Electronics – 3.7%
Intel Corp.	5,706	$152,122
MEMC Electronic Materials, Inc. (a)	396	35,042

		$187,164

Energy – Integrated – 2.2%
Exxon Mobil Corp.	1,191	$111,585

Engineering – Construction – 0.6%
Shaw Group, Inc. (a)	471	$28,467

Food & Beverages – 3.5%
Coca-Cola Co.	986	$60,511
PepsiCo, Inc.	1,176	89,258
SYSCO Corp.	850	26,529

		$176,298

Gaming & Lodging – 1.6%
International Game Technology	496	$21,789
MGM Mirage (a)	670	56,293

		$78,082

General Merchandise – 1.4%
Wal-Mart Stores, Inc.	1,436	$68,253

Health Maintenance Organizations – 3.2%
Aetna, Inc.	901	$52,015
Coventry Health Care, Inc. (a)	703	41,653
Humana, Inc. (a)	303	22,819
WellPoint, Inc. (a)	539	47,286

		$163,773

Insurance – 1.1%
Prudential Financial, Inc.	607	$56,475

Internet – 2.6%
Google, Inc., “A” (a)	188	$129,998

4

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Leisure & Toys – 0.5%
Scientific Games Corp.	808	$26,866

Machinery & Tools – 2.9%
Caterpillar, Inc.	666	$48,325
Eaton Corp.	570	55,262
Kennametal, Inc.	1,096	41,495

		$145,082

Major Banks – 1.1%
State Street Corp.	674	$54,729

Medical & Health Technology & Services – 1.4%
AmerisourceBergen Corp.	942	$42,268
McKesson Corp.	429	28,104

		$70,372

Medical Equipment – 3.4%
Advanced Medical Optics, Inc. (a)	1,206	$29,583
C.R. Bard, Inc.	276	26,165
Medtronic, Inc.	1,731	87,017
Zimmer Holdings, Inc. (a)	452	29,900

		$172,665

Metals & Mining – 1.0%
Freeport-McMoRan Copper & Gold, Inc.	499	$51,118

Natural Gas – Distribution – 1.0%
Questar Corp.	963	$52,098

Natural Gas – Pipeline – 1.2%
Williams Cos., Inc.	1,756	$62,830

Network & Telecom – 4.5%
Cisco Systems, Inc. (a)	4,411	$119,406
Corning, Inc.	1,368	32,818
Garmin Ltd.	297	28,809
Juniper Networks, Inc. (a)	694	23,041
QLogic Corp. (a)	1,725	24,495

		$228,569

Oil Services – 4.3%
Halliburton Co.	1,760	$66,722
National Oilwell Varco, Inc. (a)	729	53,552
Noble Corp.	544	30,741
Schlumberger Ltd.	218	21,445
Transocean, Inc. (a)	297	42,516

		$214,976

Other Banks & Diversified Financials – 1.6%
American Express Co.	659	$34,281
Northern Trust Corp.	611	46,790

		$81,071

Pharmaceuticals – 5.9%
Abbott Laboratories	1,040	$58,396
Allergan, Inc.	670	43,041
Bristol-Myers Squibb Co.	2,477	65,690
Merck & Co., Inc.	1,209	70,255
Schering-Plough Corp.	2,206	58,768

		$296,150

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Railroad & Shipping – 0.8%
Union Pacific Corp.	317	$39,822

Real Estate – 0.4%
Jones Lang LaSalle, Inc.	308	$21,917

Restaurants – 1.6%
Darden Restaurants, Inc.	1,471	$40,761
YUM! Brands, Inc.	1,097	41,982

		$82,743

Specialty Chemicals – 0.9%
Praxair, Inc.	522	$46,307

Specialty Stores – 4.9%
Advance Auto Parts, Inc.	1,375	$52,236
Amazon.com, Inc. (a)	399	36,963
GameStop Corp., “A” (a)	895	55,588
Staples, Inc.	1,276	29,437
TJX Cos., Inc.	1,068	30,684
Urban Outfitters, Inc. (a)	1,516	41,326

		$246,234

Telephone Services – 0.5%
Level 3 Communications, Inc.	7,620	$23,165

Tobacco – 2.1%
Altria Group, Inc.	1,432	$108,231

Trucking – 0.6%
United Parcel Service, Inc., “B”	460	$32,531

Utilities – Electric Power – 1.6%
NRG Energy, Inc. (a)	723	$31,335
PPL Corp.	983	51,204

		$82,539

Total Common Stocks (Identified Cost, $4,970,099)		$5,024,428

SHORT-TERM OBLIGATIONS – 0.6%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$29,000	$28,997

Total Investments (Identified Cost, $4,999,096)		$5,053,425

OTHER ASSETS, LESS LIABILITIES – 0%		2,150

Net Assets – 100.0%		$5,055,575

(a)	Non-income producing security.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

5

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets:
Investments, at value (identified cost, $4,999,096)	$5,053,425
Cash	918
Dividends receivable	1,381
Receivable from investment adviser	18,425
Total assets		$5,074,149
Liabilities:
Payable to affiliates
Management fee	335
Distribution fees	69
Administrative services fee	110
Accrued expenses and other liabilities	18,060
Total liabilities		$18,574
Net assets		$5,055,575
Net assets consist of:
Paid-in capital	$5,001,246
Unrealized appreciation (depreciation) on investments	54,329
Net assets		$5,055,575
Shares of beneficial interest outstanding		500,148
Initial Class shares
Net assets	$2,527,900
Shares outstanding	250,085
Net asset value per share		$10.11
Service Class shares
Net assets	$2,527,675
Shares outstanding	250,063
Net asset value per share		$10.11

See Notes to Financial Statements

6

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Period ended 12/31/07 (c)
Net investment income
Income
Dividends	$1,381
Interest	1,171
Total investment income		$2,552
Expenses
Management fee	$1,089
Distribution fees	226
Administrative services fee	356
Custodian fee	463
Shareholder communications	333
Auditing fees	16,700
Legal fees	215
Miscellaneous	358
Total expenses		$19,740
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(18,425)
Net expenses		$1,306
Net investment income		$1,246
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$—
Change in unrealized appreciation (depreciation)
Investments	$54,329
Net realized and unrealized gain (loss) on investments		$54,329
Change in net assets from operations		$55,575

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through stated period end.

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |   STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For the period ended 12/31	2007 (c )
Change in net assets
From operations
Net investment income	$1,246
Net realized gain (loss) on investments	—
Net unrealized gain (loss) on investments	54,329
Change in net assets from operations	$55,575
Distributions declared to shareholders
From net investment income
Initial Class	$(716)
Service Class	(530)
From tax return of capital
Initial Class	(146)
Service Class	(108)
Total distributions declared to shareholders	$(1,500)
Change in net assets from fund share transactions	$5,001,500
Total change in net assets	$5,055,575
Net assets
At beginning of period	$—
At end of period	$5,055,575

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through stated period end.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Period Ended 12/31/07 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.11
Total from investment operations	$0.11
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period	$10.11
Total return (%) (k)(r)(s)	1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.74	(a)
Expenses after expense reductions (f)	0.60	(a)
Net investment income	0.81	(a)
Portfolio turnover	0
Net assets at end of period (000 Omitted)	$2,528

See Notes to Financial Statements

9

Financial Highlights – continued

Service Class

	Period ended 12/31/07 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments	0.11
Total from investment operations	$0.11
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period	$10.11
Total return (%) (k)(r)(s)	1.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.99	(a)
Expenses after expense reductions (f)	0.85	(a)
Net investment income	0.56	(a)
Portfolio turnover	0
Net assets at end of period (000 Omitted)	$2,528

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Growth Portfolio (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s

11

Notes to Financial Statements – continued

maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on December 18, 2007 (the commencement of operations of the fund). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns since the inception of the fund remain subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended December 31, 2007, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

12/31/07
Ordinary income (including any short-term capital gains)	$1,246
Tax return of capital (b)	254
Total distributions	$1,500

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

12

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$4,999,096
Gross appreciation	102,697
Gross depreciation	(48,368)
Net unrealized appreciation (depreciation)	$54,329

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total operating expenses, exclusive of certain other fees and expenses, such that the total operating expenses of the fund do not exceed 0.60% for the Initial Class shares and 0.85% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue through April 30, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the period ended December 31, 2007, this reduction amounted to $18,425 and is reflected as a reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that each fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s’ Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $10,000.

The administrative services fee incurred for the period ended December 18, 2007, through December 31, 2007 was equivalent to an annual effective rate of 0.1961% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC. For the period ended December 31, 2007, the fund did not incur any expenses for independent trustees compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the period ended December 31, 2007, the fee paid to Tarantino LLC was $1.

13

Notes to Financial Statements – continued

MFS purchased 250,000 shares of both the Initial Class and Service Class shares for an aggregate amount of $5,000,000. At December 31, 2007, MFS was the sole shareholder of both classes of shares.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,970,099 and $0, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 12/31/07 (c)
	Shares	Amount
Shares sold
Initial Class	250,000	$2,500,000
Service Class	250,000	2,500,000
	500,000	$5,000,000
Shares issued to shareholders in reinvestment of distributions
Initial Class	85	$862
Service Class	63	638
	148	$1,500
Net change
Initial Class	250,085	$2,500,862
Service Class	250,063	2,500,638
	500,148	$5,001,500

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(6)	Line of Credit

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is equal to the Federal Reserve funds rate plus 0.30%. The fund had no significant borrowings during the period ended December 31, 2007.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Blended Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Blended Research Growth Portfolio as of December 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period from December 18, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

15

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

16

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

17

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Eric Weigel

18

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the investment advisory agreement between Massachusetts Financial Services Company (MFS) and MFS Variable Insurance Trust II (the Trust) on behalf of the Fund and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In September 2007, the Board met to consider the initial approval of the Agreement. The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the Fund’s proposed advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (ii) information regarding expense caps that will be observed by MFS for the Fund, (iii) information regarding the overall organization of MFS, including information about MFS personnel who would provide investment advisory services to the Fund, and (iv) descriptions of various functions to be performed by MFS for the Fund, such as compliance monitoring and trading, back office, transfer agent, portfolio composition monitoring, and administrative functions. In addition, in connection with the independent Trustees’ meetings in May and July, 2007 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the investment advisory agreement for the other funds of the Trust that the Board oversees, the independent Trustees received: (i) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Trust as a whole, (ii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, and (iii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the Trust as a whole. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not begun investment operations at the time of the initial review meeting, the Fund had no investment performance for the Trustees to review. In addition, MFS had no performance information of similarly managed accounts because it has no institutional accounts managed in a similar style as the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the estimated total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to observe an expense limitation for the Fund until, at least, May 1, 2009. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and estimated total expense ratio were each lower than their Lipper expense group median.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently proposed to be subject to breakpoints, but they noted that MFS has agreed to implement breakpoints with regard to certain other funds of the Trust.

The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund has no operating history with MFS as its adviser. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the Trust considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Trust and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.

19

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as an investment manager to the Trust and the Fund, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

20

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2008, will be available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

21

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® International Growth Portfolio

(formerly International Growth Series)

12/31/07

FCI-ANN

MFS® INTERNATIONAL GROWTH PORTFOLIO

(formerly International Growth Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
TOTAL S.A.	2.7%
LVMH Moet Hennessy Louis Vuitton S.A.	2.6%
Nestle S.A.	2.6%
Roche Holding AG	2.5%
BHP Billiton PLC	2.2%
Reckitt Benckiser Group PLC	2.1%
WPP Group PLC	2.1%
Telefonica S.A.	2.1%
Housing Development Finance Corp. Ltd.	2.1%
Royal Philips Electronics N.V.	1.6%

Equity sectors
Financial Services	18.3%
Technology	14.7%
Consumer Staples	11.1%
Health Care	9.4%
Basic Materials	9.4%
Retailing	7.7%
Utilities & Communications	7.3%
Energy	7.1%
Industrial Goods & Services	5.0%
Leisure	3.8%
Special Products & Services	3.4%
Autos & Housing	3.1%

Country weightings
Japan	15.9%
United Kingdom	14.6%
France	11.9%
Switzerland	11.0%
Germany	8.0%
Brazil	3.7%
India	3.0%
Mexico	3.0%
Austria	3.0%
Other Countries	25.9%

From time to time “Cash & Other Net Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS International Growth Portfolio (the “fund”) provided a total return of 16.58%, while Service Class shares provided a total return of 16.26%. These compare with a return of 21.40% for the fund’s benchmark, the MSCI All Country World (ex-U.S.) Growth Index. The MSCI All Country World (ex-U.S.) Growth Index became the fund’s benchmark effective March 30, 2007. For the period December 31, 2006 to March 29, 2007, the fund’s benchmark was the MSCI EAFE Growth Index. The MSCI EAFE Growth Index generated a return of 16.84% for the twelve months ended December 31, 2007.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection in the technology sector was the most significant factor detracting from performance relative to the MSCI All Country World (ex-U.S.) Growth Index. Not owning mobile phone maker Nokia (Finland) and wireless communications provider Research In Motion (Canada) for most of the reporting period weighed on results as these stocks appreciated significantly.

Stock selection in the industrial goods and services sector also detracted from relative performance, although no individual stocks within this sector were among the fund’s top detractors. Our modest underweight position hurt as this sector performed better than the benchmark over the reporting period. While our relative weights are the residual of our bottom-up selection process, a number of companies in this sector are capital-intensive and cyclical businesses, which generally we find less appealing than sustainable, low-capital employed businesses.

In the autos and housing sector, security selection was a key negative led by the fund’s holdings of car and machinery manufacturer Toyota Industries(aa).

The fund’s underweighted position in the basic materials sector had a negative impact on relative performance. In particular, not owning mining companies Rio Tinto (Australia), for the entire period, or Companhia Vale do Rio Doce (Brazil), for most of the reporting period, weighed on returns as both companies benefited from rising commodity prices and potential merger speculation.

Our holdings of investment management and banking firm UBS (Switzerland) hindered performance as problems relating to mortgage-backed securities hurt the stock price. Our investment in consumer finance firm Aeon Credit Services (Japan) also suffered as a result of regulatory changes that limited the interest rate credit card companies could charge customers and changed reserve requirements. Other positions that weighed on results included banking firm HSBC(aa) (UK), brokerage firm Daiwa Securities, and advertising and marketing firm WPP Group (UK).

During the reporting period, currency exposure was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

Management review – continued

Contributors to performance

Boosted by stock selection, the energy sector was a positive factor in relative returns for the reporting period. Shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil) were among the top contributors as the company’s stock price rose on higher oil prices, record oil production, and the continued discovery of offshore oil fields. The fund’s positioning in oil and natural gas provider OAO Gazprom (Russia) also helped.

Stock selection within the health care sector also contributed. Most significantly, not owning pharmaceutical firm AstraZeneca (UK) enhanced relative returns as the company’s shares underperformed the benchmark over the reporting period.

Another sector where positive stock selection benefited relative performance was utilities and communications. Specifically, our investment in CEZ (Czech Republic), Central Europe’s largest power producer, aided performance as management announced strong earnings results, an increased dividend, and plans to expand production at nuclear plants to meet growing demand for electricity.

Although strong stock selection in the retailing sector also bolstered the fund’s return, no holdings within this sector were among the top contributors.

Other significant stock contributors to relative performance during the reporting period included silicon wafer manufacturer Wacker Chemie AG (Germany) and mining giant BHP Billiton (U.K.). BHP Billiton reported strong earnings results and company fundamentals throughout the reporting period. Specifically, the company cited robust demand from Asia and surging commodities prices as key drivers of earnings growth.

Elsewhere, mortgage lender Housing Development Finance (India), wealth management firm Julius Baer (Switzerland), and global food company Nestle (Switzerland) delivered strong relative returns. Not owning poor-performing financial services firm Mizuho Financial (Japan) also helped relative performance as this benchmark constituent depreciated significantly over the reporting period.

Respectfully,

Barry Dargan

Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its indices. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/03/96	16.58%	22.73%	10.12%
Service Class	8/24/01	16.26%	22.42%	9.96%

Comparative Index

MSCI EAFE Growth Index (e)(f)	16.84%	20.25%	6.75%
MSCI All Country World (ex-US) Growth Index (f)	21.40%	22.71%	8.04%

(e)	Effective March 30, 2007, the fund changed its benchmark from MSCI EAFE Growth Index to the MSCI All Country World (ex-US) Growth Index because it is believed that it more closely corresponds to the investment objective and policies of the fund.

(f)	Source: FactSet Research Systems Inc.

Index Definitions

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

5

Performance summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.12%	$1,000.00	$1,040.10	$5.76
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
Service Class	Actual	1.38%	$1,000.00	$1,039.10	$7.09
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

7

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 100.3%
Alcoholic Beverages – 1.2%
Pernod Ricard S.A. (l)	8,760	$2,017,561

Apparel Manufacturers – 4.8%
Adidas AG	14,750	$1,098,237
Billabong International Ltd. (l)	75,348	979,078
Li & Fung Ltd.	434,600	1,736,692
LVMH Moet Hennessy Louis Vuitton S.A.	36,210	4,352,094

		$8,166,101

Automotive – 2.3%
Continental AG	9,236	$1,197,708
Toyota Industries Corp.	47,600	1,941,139
Yamaha Motor Co. Ltd. (l)	32,500	786,936

		$3,925,783

Biotechnology – 0.5%
Actelion Ltd. (a)(l)	20,112	$916,506

Broadcasting – 3.8%
Grupo Televisa S.A., ADR (l)	71,860	$1,708,112
Societe Television Francaise 1 (l)	41,108	1,094,890
WPP Group PLC	279,380	3,576,820

		$6,379,822

Brokerage & Asset Managers – 4.5%
Bolsa de Mercadorias & Futuros (a)	79,500	$1,116,573
Daiwa Securities Group, Inc.	182,000	1,676,895
ICAP PLC	72,360	1,041,474
IG Group Holdings PLC	143,390	1,150,203
Julius Baer Holding Ltd.	31,898	2,592,786

		$7,577,931

Business Services – 1.8%
Accenture Ltd., “A” (l)	28,810	$1,038,024
Capita Group PLC	56,823	794,572
Intertek Group PLC	60,810	1,192,236

		$3,024,832

Chemicals – 1.5%
Makhteshim-Agan Industries Ltd. (a)	139,640	$1,276,718
Wacker Chemie AG	4,370	1,253,403

		$2,530,121

Computer Software – 1.2%
SAP AG (l)	25,110	$1,297,352
Trend Micro, Inc. (a)	21,000	751,913

		$2,049,265

Computer Software – Systems – 1.7%
Fujitsu Ltd. (l)	213,000	$1,425,382
HCL Technologies Ltd.	175,770	1,470,064

		$2,895,446

Conglomerates – 1.6%
Siemens AG	11,930	$1,872,882
Smiths Group PLC	43,840	878,815

		$2,751,697

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – 0.8%
Wienerberger AG	24,734	$1,366,306

Consumer Goods & Services – 6.6%
AmorePacific Corp. (a)	912	$687,088
Kao Corp.	58,000	1,744,439
Kimberly-Clark de Mexico S.A. de C.V., “A”	337,980	1,481,757
Kose Corp. (l)	36,400	969,342
L’Oreal S.A.	9,900	1,413,227
Reckitt Benckiser Group PLC	62,470	3,608,824
Uni-Charm Corp.	20,100	1,265,570

		$11,170,247

Electrical Equipment – 2.7%
Keyence Corp.	4,900	$1,200,406
OMRON Corp.	50,800	1,202,408
Schneider Electric S.A.	15,610	2,087,242

		$4,490,056

Electronics – 9.2%
ARM Holdings PLC	293,840	$720,349
Canon, Inc. (l)	29,400	1,343,295
Hirose Electric Co. Ltd.	17,500	2,023,900
Nippon Electric Glass Co. Ltd.	58,000	942,029
Ricoh Co. Ltd.	46,000	846,031
Royal Philips Electronics N.V.	62,640	2,714,683
Samsung Electronics Co. Ltd.	3,750	2,204,104
SUMCO Corp.	42,900	1,228,237
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	172,562	1,718,718
USHIO, Inc. (l)	47,200	1,035,946
Venture Corp. Ltd.	89,600	784,596

		$15,561,888

Energy – Independent – 1.1%
INPEX Holdings, Inc.	171	$1,839,418

Energy – Integrated – 5.2%
OAO Gazprom, ADR	38,880	$2,189,404
Petroleo Brasileiro S.A., ADR	17,990	2,073,168
TOTAL S.A.	53,980	4,479,779

		$8,742,351

Food & Beverages – 3.3%
Groupe Danone	13,400	$1,197,186
Nestle S.A.	9,469	4,338,825

		$5,536,011

Food & Drug Stores – 1.7%
Dairy Farm International Holdings Ltd.	241,200	$1,051,632
Tesco PLC	185,498	1,751,601

		$2,803,233

General Merchandise – 0.6%
Massmart Holdings Ltd.	89,590	$940,295

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – 2.3%
Bucyrus International, Inc., “A” (l)	18,650	$1,853,623
Fanuc Ltd.	7,900	769,386
GEA Group AG (a)	36,180	1,249,594

		$3,872,603

Major Banks – 7.2%
Erste Bank der Oesterreichischen Sparkassen AG	34,280	$2,436,447
HSBC Holdings PLC	102,676	1,720,938
Raiffeisen International Bank Holding AG	7,730	1,164,638
Societe Generale	9,991	1,427,863
Standard Chartered PLC	61,260	2,224,763
Unibanco – Uniao de Bancos Brasileiros S.A., ADR	8,650	1,207,886
UniCredito Italiano S.p.A.	232,260	1,932,632

		$12,115,167

Medical Equipment – 1.0%
Synthes, Inc.	13,200	$1,631,590

Metals & Mining – 4.6%
Anglo American PLC	36,922	$2,237,617
BHP Billiton PLC	122,130	3,758,512
Companhia Vale do Rio Doce, ADR	54,680	1,786,396

		$7,782,525

Network & Telecom – 2.6%
Ericsson, Inc., “B”	306,750	$717,168
NICE Systems Ltd., ADR (a)(l)	26,220	899,870
Nokia Oyj	44,920	1,729,620
Research In Motion Ltd. (a)	9,300	1,054,620

		$4,401,278

Oil Services – 0.8%
Acergy S.A. (l)	57,910	$1,275,806

Other Banks & Diversified Financials – 6.6%
ABSA Group Ltd.	97,800	$1,585,617
Aeon Credit Service Co. Ltd.	87,800	1,297,988
Akbank T.A.S.	151,783	1,122,313
Bank of Cyprus Public Co. Ltd.	72,255	1,326,012
Housing Development Finance Corp. Ltd.	48,659	3,520,506
UBS AG	46,861	2,176,197

		$11,028,633

Pharmaceuticals – 7.9%
Astellas Pharma, Inc.	35,100	$1,530,117
Bayer AG	20,550	1,873,636
Hisamitsu Pharmaceutical Co., Inc.	28,800	876,516
Novartis AG	48,990	2,668,889
Novo Nordisk A/S, “B”	32,090	2,094,741
Roche Holding AG	24,820	4,275,279

		$13,319,178

Specialty Chemicals – 3.3%
L’Air Liquide S.A.	13,354	$1,978,628
Linde AG	14,120	1,859,686
Symrise AG (a)	60,914	1,698,908

		$5,537,222

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Stores – 0.6%
KappAhl Holding AB	75,070	$976,170

Telecommunications – Wireless – 2.2%
America Movil S.A.B. de C.V., “L”, ADR	29,170	$1,790,746
Orascom Telecom Holding SAE, GDR	23,200	1,921,343

		$3,712,089

Telephone Services – 4.1%
Sistema JSFC, GDR	40,690	$1,698,807
Telefonica S.A.	110,440	3,569,113
Telenor A.S.A.	67,140	1,587,124

		$6,855,044

Utilities – Electric Power – 1.0%
CEZ AS	22,640	$1,695,563

Total Common Stocks (Identified Cost, $132,833,022)		$168,887,738

COLLATERAL FOR SECURITIES LOANED – 8.5%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	14,286,843	$14,286,843

Total Investments (Identified Cost, $147,119,865) (k)		$183,174,581

OTHER ASSETS, LESS LIABILITIES – (8.8)%		(14,852,385)

Net Assets – 100.0%		$168,322,196

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 18 securities that were fair valued, aggregating $24,046,174 and 13.13% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $13,984,108, of securities on loan (identified cost, $147,119,865)	$183,174,581
Foreign currency, at value (identified cost, $25,418)	28,141
Receivable for fund shares sold	610
Interest and dividends receivable	101,087
Other assets	6,628
Total assets		$183,311,047
Liabilities
Payable to custodian	$426,015
Payable for investments purchased	74,007
Payable for fund shares reacquired	43,818
Collateral for securities loaned, at value (c)	14,286,843
Payable to affiliates
Management fee	16,669
Distribution fees	788
Administrative services fee	423
Payable for independent trustees’ compensation	417
Accrued expenses and other liabilities	139,871
Total liabilities		$14,988,851
Net assets		$168,322,196
Net assets consist of
Paid-in capital	$107,216,129
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $29,910, deferred country tax)	36,028,536
Accumulated net realized gain (loss) on investments and foreign currency transactions	23,552,427
Undistributed net investment income	1,525,104
Net assets		$168,322,196
Shares of beneficial interest outstanding		9,556,997
Initial Class shares
Net assets	$139,632,820
Shares outstanding	7,920,526
Net asset value per share		$17.63
Service Class shares
Net assets	$28,689,376
Shares outstanding	1,636,471
Net asset value per share		$17.53

(c)	Non-cash collateral not included.

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$3,923,163
Interest	218,451
Foreign taxes withheld	(271,525)
Total investment income		$3,870,089
Expenses
Management fee	$1,530,638
Distribution fees	62,792
Administrative services fee	44,435
Independent trustees’ compensation	15,192
Custodian fee	203,270
Shareholder communications	15,841
Auditing fees	58,058
Legal fees	5,949
Miscellaneous	22,051
Total expenses		$1,958,226
Fees paid indirectly	(2,243)
Net expenses		$1,955,983
Net investment income		$1,914,106
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $12,340 country tax)	$23,690,572
Foreign currency transactions	(10,893)
Net realized gain (loss) on investments and foreign currency transactions		$23,679,679
Change in unrealized appreciation (depreciation)
Investments (net of $6,579 decrease in deferred country tax)	$88,103
Translation of assets and liabilities in foreign currencies	1,767
Net unrealized gain (loss) on investments and foreign currency translation		$89,870
Net realized and unrealized gain (loss) on investments and foreign currency		$23,769,549
Change in net assets from operations		$25,683,655

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 12/31
	2007	2006
Change in net assets
From operations
Net investment income	$1,914,106	$2,063,356
Net realized gain (loss) on investments and foreign currency transactions	23,679,679	24,875,737
Net unrealized gain (loss) on investments and foreign currency translation	89,870	8,393,888
Change in net assets from operations	$25,683,655	$35,332,981
Distributions declared to shareholders
From net investment income
Initial Class	$(2,038,840)	$(860,676)
Service Class	(278,166)	(96,429)
From net realized gain on investments
Initial Class	(21,494,679)	(9,955,492)
Service Class	(3,494,601)	(1,637,251)
Total distributions declared to shareholders	$(27,306,286)	$(12,549,848)
Change in net assets from fund share transactions	$6,723,672	$1,986
Total change in net assets	$5,101,041	$22,785,119
Net assets
At beginning of period	163,221,155	140,436,036
At end of period (including undistributed net investment income of $1,525,104 and $1,928,293, respectively)	$168,322,196	$163,221,155

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.93	$15.42	$13.55	$11.46	$8.33
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.23	$0.12	$0.13	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.57	3.70	1.88	2.03	3.14
Total from investment operations	$2.78	$3.93	$2.00	$2.16	$3.20
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.11)	$(0.13)	$(0.07)	$(0.07)
From net realized gain on investments	(2.81)	(1.31)	—	—	—
Total distributions declared to shareholders	$(3.08)	$(1.42)	$(0.13)	$(0.07)	$(0.07)
Net asset value, end of period	$17.63	$17.93	$15.42	$13.55	$11.46
Total return (%) (k)(s)	16.58	26.04	14.91	18.94	38.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.11	1.12	1.14	1.11	1.24
Net investment income	1.16	1.40	0.85	1.09	0.67
Portfolio turnover	56	86	80	93	89
Net assets at end of period (000 Omitted)	$139,633	$140,242	$121,147	$120,913	$108,114

See Notes to Financial Statements

13

Financial Highlights — continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.85	$15.36	$13.50	$11.43	$8.31
Net investment income (d)	$0.15	$0.19	$0.08	$0.10	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	2.56	3.69	1.88	2.01	3.13
Total from investment operations	$2.71	$3.88	$1.96	$2.11	$3.17
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.08)	$(0.10)	$(0.04)	$(0.05)
From net realized gain on investments	(2.81)	(1.31)	—	—	—
Total distributions declared to shareholders	$(3.03)	$(1.39)	$(0.10)	$(0.04)	$(0.05)
Net asset value, end of period	$17.53	$17.85	$15.36	$13.50	$11.43
Total return (%) (k)(s)	16.26	25.75	14.62	18.58	38.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.37	1.37	1.39	1.36	1.49
Net investment income	0.85	1.15	0.59	0.86	0.39
Portfolio turnover	56	86	80	93	89
Net assets at end of period (000 Omitted)	$28,689	$22,979	$19,289	$18,282	$15,171

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS International Growth Portfolio (formerly International Growth Series) (the fund) is a fund of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plan.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $13,984,108. These loans were collateralized by cash of $14,286,843 and U.S. Treasury obligations of $259,064.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years, remains subject to examination by the Internal Revenue Service. It is the fund’s policy

16

Notes to Financial Statements – continued

to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$10,103,836	$957,105
Long-term capital gain	17,202,450	11,592,743
Total distributions	$27,306,286	$12,549,848

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$147,504,405
Gross appreciation	$40,459,615
Gross depreciation	(4,789,439)
Net unrealized appreciation (depreciation)	$35,670,176
Undistributed ordinary income	6,066,559
Undistributed long-term capital gain	19,398,285
Other temporary differences	(28,953)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that each fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

17

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0261% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $843.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $94,942,987 and $111,133,571, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	592,082	$10,559,446	732,337	$11,504,709
Service Class	372,212	6,445,439	234,667	3,791,904
	964,294	$17,004,885	967,004	$15,296,613
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,418,537	$23,533,519	639,253	$10,816,168
Service Class	228,376	3,772,767	102,828	1,733,680
	1,646,913	$27,306,286	742,081	$12,549,848
Shares reacquired
Initial Class	(1,911,799)	$(33,219,473)	(1,405,942)	$(22,836,046)
Service Class	(251,778)	(4,368,026)	(305,530)	(5,008,429)
	(2,163,577)	$(37,587,499)	(1,711,472)	$(27,844,475)
Net change
Initial Class	98,820	$873,492	(34,352)	$(515,169)
Service Class	348,810	5,850,180	31,965	517,155
	447,630	$6,723,672	(2,387)	$1,986

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $796 and $531, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS International Growth Portfolio (formerly known as International Growth Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS International Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Barry Dargan

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,202,450 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $2,563,581. The fund intends to pass through foreign tax credits of $127,338 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance TrustSM II

Annual report

MFS® Utilities Portfolio

(formerly Utilities Series)

12/31/07

UTS-ANN

MFS® UTILITIES PORTFOLIO

(formerly Utilities Series)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NRG Energy, Inc.	3.6%
AT&T, Inc.	3.5%
Equitable Resources, Inc.	2.8%
Public Service Enterprise Group, Inc.	2.5%
E.ON AG	2.3%
Rogers Communications, Inc., “B”	2.1%
American Electric Power Co., Inc.	2.1%
FPL Group, Inc.	2.0%
Sempra Energy	2.0%
Williams Cos., Inc.	1.9%

Top five industries (i)
Utilities – Electric Power	46.9%
Telephone Services	16.2%
Telecommunications – Wireless	12.5%
Natural Gas – Distribution	7.9%
Natural Gas – Pipeline	5.3%

Country weightings (i)
United States	61.6%
Spain	6.2%
Canada	4.0%
United Kingdom	3.6%
Brazil	3.0%
Germany	2.9%
Mexico	2.8%
France	2.5%
Israel	1.9%
Other Countries	11.5%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Utilities Portfolio (the “fund”) provided a total return of 28.53%, while Service Class shares provided a total return of 28.24%. These compare with returns of 19.38% and 5.49%, respectively, for the fund’s benchmarks, the Standard & Poor’s 500 Utilities Index and the Standard & Poor’s 500 Stock Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Strong stock selection in the electric power industry contributed to the fund’s performance relative to the Standard & Poor’s 500 Utilities Index over the reporting period. Our holdings of power generation company NRG Energy(aa), power and gas company E.ON(aa) (Germany), and electric utility company CEZ(aa) (Czech Republic) were among the fund’s top contributors. Positioning in utility holding company PG&E and power and natural gas distributor Duke Energy(g) also helped as we were on average underweight both securities relative to the benchmark, and held these stocks for only portions of the reporting period. Underweighting independent power producer AES and not owning power distributor Southern Power Company aided relative performance as both stocks lagged overall benchmark returns.

Holdings within the wireless communications industry, which is not represented in the benchmark, boosted relative performance over the reporting period. In particular, wireless telecommunications services provider Cellcom Israel(aa) (Israel) delivered strong appreciation. Shares rose as Cellcom Israel reported higher-than-expected profit growth as the firm focused on cost controls to increase earnings in the highly competitive Israeli wireless market.

Elsewhere, the fund’s position in telecommunications company Telefonica(aa) (Spain) provided strong relative performance, while not owning poor-performing benchmark constituent NiSource, a natural gas distributor, also helped.

The fund’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Although overall stock selection in the electric power industry contributed to relative returns, our positioning in several strong-performing benchmark constituents detracted from results over the reporting period. These included Exelon(g), PPL(g), and TXU(g). Underweighting Public Service Enterprise Group also hurt.

In the cable TV industry, cable services provider Comcast(aa) and media firm Time Warner(aa) weighed on performance. Although no securities were among the top detractors, our positions in the broadcasting industry also held back performance.

Respectfully,

Robert Persons	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	28.53%	28.79%	12.92%
Service Class	8/24/01	28.24%	28.48%	12.73%

Comparative Index

Standard & Poor’s 500 Utilities Index (f)	19.38%	21.50%	7.77%
Standard & Poor’s 500 Stock Index (b)(f)	5.49%	12.83%	5.91%

(b)	MFS has added the S&P 500 Stock Index to compare the fund’s performance to in order to show a broader based benchmark than the S&P 500 Utilities Index.
(f)	Source: FactSet Research Systems Inc.

Index Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.84%	$1,000.00	$1,077.80	$4.40
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$1,076.90	$5.71
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 93.7%
Broadcasting – 0.8%
Grupo Televisa S.A., ADR	168,500	$4,005,245

Cable TV – 3.3%
Comcast Corp., “Special A” (a)	411,850	$7,462,722
Net Servicos de Comuicacao S.A., IPS (a)	130,900	1,568,903
Time Warner Cable, Inc. (a)	281,900	7,780,440

		$16,812,065

Energy – Independent – 1.4%
Talisman Energy, Inc.	140,100	$2,610,506
Ultra Petroleum Corp. (a)	44,000	3,146,000
XTO Energy, Inc.	24,750	1,271,160

		$7,027,666

Energy – Integrated – 1.3%
OAO Gazprom, ADR	53,800	$3,029,577
TOTAL S.A.	44,200	3,668,141

		$6,697,718

Engineering – Construction – 0.8%
Acciona S.A.	9,800	$3,080,239
Bouygues S.A.	9,200	762,794

		$3,843,033

Internet – 0.5%
Iliad S.A. (l)	23,344	$2,493,950

Natural Gas – Distribution – 7.9%
AGL Resources, Inc.	96,660	$3,638,282
Equitable Resources, Inc.	271,100	14,444,208
MDU Resources Group, Inc.	223,100	6,159,791
Questar Corp.	99,700	5,393,770
Sempra Energy	166,100	10,278,268

		$39,914,319

Natural Gas – Pipeline – 4.6%
El Paso Corp.	475,300	$8,194,172
Enagas S.A.	180,774	5,249,716
Williams Cos., Inc.	272,317	9,743,502

		$23,187,390

Network & Telecom – 0.1%
Hrvatske Telekomunikacije dd, GDR (a)(z)	7,290	$503,010

Oil Services – 1.2%
Halliburton Co.	119,300	$4,522,663
Noble Corp.	32,900	1,859,179

		$6,381,842

Telecommunications – Wireless – 12.2%
America Movil S.A.B. de C.V., “L”, ADR	147,500	$9,055,025
Cellcom Israel Ltd.	248,320	7,886,645
Hutchison Telecommunications International Ltd.	2,318,000	3,484,105
Mobile TeleSystems OJSC, ADR	29,800	3,033,342
MTN Group Ltd.	167,900	3,146,060
NII Holdings, Inc. “B” (a)	178,100	8,605,792
Partner Communication Co. Ltd., ADR (l)	91,000	2,009,280

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – continued
Philippine Long Distance Telephone Co.	30,400	$2,327,506
Philippine Long Distance Telephone Co., ADR	36,500	2,763,780
Rogers Communications, Inc., “B”	231,400	10,548,342
Tim Participacoes S.A., ADR (l)	87,300	3,051,135
Vodafone Group PLC	1,640,100	6,112,674

		$62,023,686

Telephone Services – 16.2%
AT&T, Inc.	429,600	$17,854,176
Bharti Tele-Ventures Ltd. (a)	64,100	1,611,124
Embarq Corp.	176,700	8,751,951
Megacable Holdings (a)	404,410	1,373,192
Qwest Communications International, Inc. (l)	1,068,600	7,490,886
Royal KPN N.V.	433,200	7,834,603
Singapore Telecommunications Ltd.	1,036,550	2,844,504
Telecom Argentina S.A., ADR (a)(l)	184,100	4,096,225
Telefonica S.A.	274,300	8,864,610
Telenor A.S.A.	307,700	7,273,727
Telkom SA Ltd.	63,900	1,290,275
TELUS Corp. (non-voting shares)	150,080	7,300,613
Verizon Communications, Inc.	17,200	751,467
Windstream Corp.	386,355	5,030,341

		$82,367,694

Utilities – Electric Power – 43.4%
AES Corp. (a)	418,000	$8,941,020
AES Tiete S.A., IPS	101,313,500	3,785,027
Ameren Corp.	18,900	1,024,569
American Electric Power Co., Inc.	226,500	10,545,840
CEZ AS	90,100	6,747,802
CMS Energy Corp.	538,700	9,362,606
Consolidated Edison, Inc.	50,940	2,488,419
Constellation Energy Group, Inc.	44,000	4,511,320
Covanta Holding Corp. (a)	70,690	1,955,286
Dominion Resources, Inc.	132,600	6,291,871
DPL, Inc. (l)	226,700	6,721,655
DTE Energy Co.	79,300	3,486,028
Dynegy, Inc. (a)	416,598	2,974,510
E.ON AG	53,900	11,444,363
Edison International	181,700	9,697,329
Electricite de France	14,800	1,753,870
Eletropaulo Metropolitana S.A., IPS	80,980,000	6,560,472
Enersis S.A., ADR	254,800	4,084,444
Entergy Corp.	6,400	764,928
Entergy Corp., “A”, IEU	94,260	6,763,155
FirstEnergy Corp.	54,600	3,949,764
FPL Group, Inc.	152,100	10,309,338
Iberdrola S.A. (a)	331,170	2,735,658
Iberdrola S.A. (l)	331,936	5,024,875
International Power PLC	808,100	7,254,087
Northeast Utilities	149,600	4,683,976
NRG Energy, Inc. (a)(l)	419,700	18,189,798

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Utilities – Electric Power – continued
Oesterreichische Elektrizitaetswirtschafts AG (Verbund), “A”	26,300	$1,831,639
Pepco Holdings, Inc.	240,000	7,039,200
PG&E Corp.	190,800	8,221,572
Portland General Electric Co.	56,110	1,558,736
Public Service Enterprise Group, Inc.	129,800	12,751,552
Red Electrica de Espana	106,200	6,674,238
Reliant Energy, Inc. (a)	100,800	2,644,992
RWE AG	22,300	3,124,884
Scottish & Southern Energy PLC	91,300	2,965,672
SUEZ S.A. (a)	19,100	1,294,697
United Utilities PLC	132,000	1,976,387
Veolia Environnement S.A.	28,404	2,579,618
Wisconsin Energy Corp.	17,500	852,425
Xcel Energy, Inc. (l)	210,900	4,760,013

		$220,327,635

Total Common Stocks (Identified Cost, $400,834,890)		$475,585,253

BONDS – 0.6%
Asset Backed & Securitized – 0.0%
Falcon Franchise Loan LLC, FRN, 3.085%, 2023 (i)(n)	$818,168	$72,121

Utilities – Electric Power – 0.6%
AES Corp., 8%, 2017 (z)	$2,800,000	$2,863,000
TXU Eastern Funding Co., 6.75%, 2009 (d)	191,000	12,415

		$2,875,415

Total Bonds (Identified Cost, $3,026,011)		$2,947,536

CONVERTIBLE PREFERRED STOCKS – 2.3%
Natural Gas – Pipeline – 0.7%
El Paso Corp., 4.99%	2,670	$3,753,686

Utilities – Electric Power – 1.6%
NRG Energy, Inc., 5.75%	21,150	$7,946,055

Total Convertible Preferred Stocks (Identified Cost, $8,455,281)		$11,699,741

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
WARRANTS – 0.4%
Utilities – Electric Power – 0.4%
Merrill Lynch International & Co. (RAO Unified Energy System – zero Strike Warrant (1 share for 1 warrant)) (Identified Cost, $2,080,451) (a)(z)	$0	7/04/2017	1,630,000	$2,231,470

CONVERTIBLE BONDS – 0.9%
Energy – Independent – 0.5%
Peabody Energy Corp., 4.75%, 2041	$2,000,000	$2,535,000

Telecommunications – Wireless – 0.3%
NII Holding, 3.125%, 2012	$1,760,000	$1,509,200

Utilities – Electric Power – 0.1%
Covanta Holding Corp., 1%, 2027	$499,000	$556,385

Total Convertible Bonds (Identified Cost, $4,171,230)		$4,600,585

FLOATING RATE LOANS (g)(r) – 0.8%
Utilities – Electric Power – 0.8%
TXU Corp. Term Loan B2, 8.4%, 2014 (Identified Cost, $3,937,506)	$3,947,375	$3,872,133

COLLATERAL FOR SECURITIES LOANED – 8.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	41,848,812	$41,848,812

Total Investments (Identified Cost, $464,354,181) (k)		$542,785,530

OTHER ASSETS, LESS LIABILITIES – (6.9)%		(35,000,053)

Net Assets – 100.0%		$507,785,477

Forward Foreign Currency Exchange Contracts at 12/31/07

Appreciation and Depreciation in the table below are reported by currency.

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	EUR	1,025,968	1/16/08-2/13/08	$1,478,740	$1,500,840	$22,100
SELL	EUR	25,714,229	1/16/08-2/13/08	37,724,191	37,608,581	115,610
SELL	GBP	6,783,724	2/05/08-2/14/08	13,642,361	13,486,898	155,463
						$293,173

Depreciation
BUY	EUR	507,195	2/05/08-2/13/08	$746,397	$741,993	$(4,404)
SELL	EUR	3,303,220	1/16/08-2/13/08	4,766,467	4,832,552	(66,085)
BUY	GBP	1,491,601	2/05/08-2/14/08	3,039,546	2,965,559	(73,987)
						$(144,476)

At December 31, 2007, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

7

Portfolio of Investments – continued

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $27,218,822 and 5.01% of market value. An independent pricing service provided an evaluated bid for 3.53% of the market value.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $72,121, representing less than 0.1% of net assets.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
AES Corp., 8%, 2017	10/09/2007	$2,800,000	$2,863,000
Hrvatske Telekomunikacije dd, GDR	10/02/2007	377,330	503,010
Merrill Lynch International & Co. (Covered Call – RAO Unified Energy System)	8/21/2007	2,080,451	2,231,470
Total Restricted Securities			$5,597,480
% of Net Assets			1.1%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depository Receipt

IEU	International Equity Unit

IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

GBP	British Pound

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $43,995,044 of securities on loan (identified cost, $464,354,181)	$542,785,530
Foreign currency, at value (identified cost, $10,617)	10,558
Receivable for forward foreign currency exchange contracts	293,173
Receivable for investments sold	8,740,707
Receivable for fund shares sold	416,390
Interest and dividends receivable	903,663
Other assets	17,091
Total assets		$553,167,112
Liabilities
Payable to custodian	$448,157
Payable for forward foreign currency exchange contracts	144,476
Payable for investments purchased	2,333,409
Payable for fund shares reacquired	418,860
Collateral for securities loaned, at value (c)	41,848,812
Payable to affiliates
Management fee	40,182
Distribution fees	3,458
Administrative services fee	1,319
Payable for independent trustees’ compensation	1,100
Accrued expenses and other liabilities	141,862
Total liabilities		$45,381,635
Net assets		$507,785,477
Net assets consist of
Paid-in capital	$351,909,655
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $18,316 deferred country tax)	78,561,546
Accumulated net realized gain (loss) on investments and foreign currency transactions	70,161,512
Undistributed net investment income	7,152,764
Net assets		$507,785,477
Shares of beneficial interest outstanding		17,240,265
Initial Class shares
Net assets	$381,497,531
Shares outstanding	12,926,788
Net asset value per share		$29.51
Service Class shares
Net assets	$126,287,946
Shares outstanding	4,313,477
Net asset value per share		$29.28

(c)	Non-cash collateral not included

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$14,522,155
Interest	984,330
Foreign taxes withheld	(546,895)
Total investment income		$14,959,590
Expenses
Management fee	$3,570,515
Distribution fees	257,527
Administrative services fee	129,495
Independent trustees’ compensation	42,744
Custodian fee	282,954
Shareholder communications	20,633
Auditing fees	43,726
Legal fees	7,823
Miscellaneous	44,478
Total expenses		$4,399,895
Fees paid indirectly	(4,919)
Net expenses		$4,394,976
Net investment income		$10,564,614
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$118,936,274
Foreign currency transactions	(3,464,537)
Net realized gain (loss) on investments and foreign currency transactions		$115,471,737
Change in unrealized appreciation (depreciation)
Investments (net of $18,316 in deferred country tax)	$(3,867,955)
Translation of assets and liabilities in foreign currencies	253,129
Net unrealized gain (loss) on investments and foreign currency translation		$(3,614,826)
Net realized and unrealized gain (loss) on investments and foreign currency		$111,856,911
Change in net assets from operations		$122,421,525

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$10,564,614	$9,686,057
Net realized gain (loss) on investments and foreign currency transactions	115,471,737	67,789,791
Net unrealized gain (loss) on investments and foreign currency translation	(3,614,826)	39,098,546
Change in net assets from operations	$122,421,525	$116,574,394
Distributions declared to shareholders
From net investment income
Initial Class	$(5,212,212)	$(10,415,468)
Service class	(1,129,740)	(1,570,947)
Total distributions declared to shareholders	$(6,341,952)	$(11,986,415)
Change in net assets from fund share transactions	$(64,307,493)	$(40,531,588)
Total change in net assets	$51,772,080	$64,056,391
Net assets
At beginning of period	456,013,397	391,957,006
At end of period (including undistributed net investment income of $7,152,764 and $6,377,530)
	$507,785,477	$456,013,397

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$23.25	$18.11	$15.61	$12.23		$9.28
Income (loss) from investment operations
Net investment income (d)	$0.58	$0.48	$0.31	$0.30		$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	6.02	5.25	2.35	3.34		3.05
Total from investment operations	$6.60	$5.73	$2.66	$3.64		$3.29
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.59)	$(0.16)	$(0.26)		$(0.34)
Net asset value, end of period	$29.51	$23.25	$18.11	$15.61		$12.23
Total return (%) (k)(s)	28.53	32.35	17.23	30.37	(b)(v)	36.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.84	0.84	0.86	0.84		0.84
Net investment income	2.18	2.41	1.87	2.25		2.28
Portfolio turnover	90	93	96	103		134
Net assets at end of period (000 Omitted)	$381,498	$377,354	$344,717	$328,541		$287,648

See Notes to Financial Statements

12

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$23.09	$18.01	$15.53	$12.18		$9.24
Income (loss) from investment operations
Net investment income (d)	$0.52	$0.42	$0.27	$0.26		$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	5.97	5.22	2.35	3.32		3.06
Total from investment operations	$6.49	$5.64	$2.62	$3.58		$3.26
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.56)	$(0.14)	$(0.23)		$(0.32)
Net asset value, end of period	$29.28	$23.09	$18.01	$15.53		$12.18
Total return (%) (k)(s)	28.24	31.96	16.97	30.01	(b)(v)	36.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.08	1.09	1.11	1.09		1.09
Net investment income	1.93	2.12	1.62	2.01		1.95
Portfolio turnover	90	93	96	103		134
Net assets at end of period (000 Omitted)	$126,288	$78,660	$47,240	$32,599		$22,555

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(v)	The fund’s total return calculation includes a net increase from gains realized on the disposal of investments in violation of the fund’s investment restrictions. The gains resulted in an increase in net asset value of $0.00278 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund’s ending net asset value per share, the total returns for the year ended December 31, 2004 would have been approximately 30.35% and 29.99% for the Initial Class and the Service Class shares, respectively.

See Notes to Financial Statements

13

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Portfolio (formerly Utilities Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single

14

Notes to Financial Statements – continued

definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include forward foreign currency exchange contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $43,995,044. These loans were collateralized by cash of $41,848,812 and U.S. Treasury obligations of $3,289,001.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

15

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$6,341,952	$11,986,415

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$464,402,926
Gross appreciation	89,728,704
Gross depreciation	(11,346,100)
Net unrealized appreciation (depreciation)	$78,382,604
Undistributed ordinary income	7,374,019
Undistributed long-term capital gain	70,210,257
Other temporary differences	(91,058)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

16

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0261% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $2,461.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $441,434,956 and $498,117,657, respectively.

17

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	283,911	$7,603,251	400,673	$8,128,199
Service Class	1,314,137	35,226,799	1,107,172	22,007,063
	1,598,048	$42,830,050	1,507,845	$30,135,262
Shares issued to shareholders in reinvestment of distributions
Initial Class	193,045	$5,212,212	545,312	$10,415,468
Service Class	42,123	1,129,740	82,681	1,570,947
	235,168	$6,341,952	627,993	$11,986,415
Shares reacquired
Initial Class	(3,782,213)	$(101,515,803)	(3,743,545)	$(74,496,882)
Service Class	(449,929)	(11,963,692)	(406,360)	(8,156,383)
	(4,232,142)	$(113,479,495)	(4,149,905)	$(82,653,265)
Net change
Initial Class	(3,305,257)	$(88,700,340)	(2,797,560)	$(55,953,215)
Service Class	906,331	24,392,847	783,493	15,421,627
	(2,398,926)	$(64,307,493)	(2,014,067)	$(40,531,588)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $2,383 and $4,949, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Utilities Portfolio (formerly known as Utilities Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Robert Persons Maura Shaughnessy

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for both the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 83.06% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Global Growth Portfolio

(formerly Global Growth Series)

12/31/07

WGO-ANN

MFS® GLOBAL GROWTH PORTFOLIO

(formerly Global Growth Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer – through both up and down economic cycles.

Respectfully,

[PHOTO]

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Telefonica S.A.	2.0%
BHP Billiton PLC	2.0%
WPP Group PLC	2.0%
TOTAL S.A.	1.8%
Nestle S.A.	1.8%
LVMH Moet Hennessy Louis Vuitton S.A.	1.8%
Intel Corp.	1.5%
Roche Holding AG	1.4%
Housing Development Finance Corp. Ltd.	1.4%
Erste Bank der Oesterreichischen Sparkassen AG	1.3%

Equity sectors
Technology	17.2%
Financial Services	16.7%
Health Care	10.6%
Basic Materials	10.5%
Consumer Staples	8.4%
Utilities & Communications	7.1%
Energy	6.2%
Leisure	6.0%
Retailing	5.8%
Industrial Goods & Services	4.9%
Special Products & Services	3.9%
Autos & Housing	2.3%

Country weightings
United States	29.6%
United Kingdom	11.2%
Japan	9.7%
France	8.3%
Switzerland	7.8%
Germany	6.4%
Brazil	2.7%
Russia	2.3%
India	2.1%
Other Countries	19.9%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary	of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Global Growth Portfolio (the “fund”) provided a total return of 13.27%, while Service Class shares provided a total return of 13.04%. These compare with a return of 17.06% for the fund’s benchmark, the MSCI All Country World Growth Index. The fund’s other benchmark, the MSCI World Growth Index, generated a return of 15.12%.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Stock selection in the technology sector was the primary factor that detracted from performance relative to the MSCI All Country World Growth Index. The fund’s decision not to own mobile phone maker Nokia (Finland) for most of the period and computer and personal electronics maker Apple for any of this period weighed on results as we failed to capture these stocks’ spectacular run-ups. In addition, the fund’s investment in Sumco (Japan), a manufacturer of silicon semiconductor wafers used in the production of semiconductors, hurt performance.

The fund’s overweight position and stock selection in the financial services sector also detracted from relative returns. Holdings of investment management and banking firm UBS (Switzerland) hindered performance as problems relating to mortgage-backed securities hurt the stock price. Our investment in consumer finance firm Aeon Credit Services (Japan) also suffered as a result of regulatory changes that limited the interest rate credit card companies could charge customers and changed reserve requirements. Other positions that weighed on results included banking firm HSBC(aa) (U.K.) and investment banker Morgan Stanley(aa)(g).

Stock selection and an underweight position in the industrial goods and services sector detracted from relative performance. While no individual stocks within this sector were among the fund’s top detractors, our underweight position was driven largely by our bias against more cyclical capital-intensive stocks in this sector.

Factors in other sectors that dampened results included not owning mining operator Rio Tinto (Australia). Shares of this benchmark constituent soared during the reporting period on news of possible acquisition offers. The fund’s holdings of medical devices maker Boston Scientific and car and machinery manufacturer Toyota Industries(aa) also held back relative results.

Contributors to performance

Boosted by stock selection, the utilities and communications sector was a positive factor in relative returns for the reporting period. Holdings of electric utility company CEZ (Czech Republic), telecommunications company Telefonica (Spain), and conglomerate AFK Sistema (Russia) contributed to the strong relative performance.

Stock selection and, to a lesser extent, our underweight position in the retailing sector was another positive factor in the fund’s relative performance. However, no holdings in this sector were among the top contributors.

3

Management review – continued

Silicon wafer manufacturer Wacker Chemie AG (Germany) and mining giant BHP Billiton (UK) were standout performers in the basic materials sector. Wacker Chemie reported earnings that exceeded consensus estimates and raised earnings guidance, citing higher silicon consumption in emerging markets driven by demand for phones, MP3 players, and televisions. BHP Billiton reported strong earnings results and company fundamentals throughout the reporting period. Specifically, the company cited robust demand from Asia and surging commodities prices as key drivers of earnings growth.

Within the energy sector, the fund’s shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil) were among the top contributors as the company’s stock price rose on higher energy prices, record oil production, and the continued discovery of offshore oil fields. Positioning in oil and natural gas provider OAO Gazprom (Russia) also helped relative performance.

Top relative contributors in other sectors included the fund’s holdings of automaker Astra International(aa) (Indonesia) and wealth management firm Julius Baer (Switzerland). Not owning poor-performing cable services provider Comcast also benefited relative returns.

Respectfully,

Barry Dargan	Nicholas Smithie
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/16/93	13.27%	18.03%	9.47%
Service Class	8/24/01	13.04%	17.75%	9.28%

Comparative Index

MSCI All Country World Growth Index (f)	17.06%	17.02%	6.56%
MSCI World Growth Index (f)	15.12%	15.83%	6.03%

(f)	Source: FactSet Research Systems Inc.

Index Definitions

Morgan Stanley Capital International (MSCI) World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

Morgan Stanley Capital International (MSCI) All Country World Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund expenses borne by the contract holders during the period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.10%	$1,000.00	$1,033.60	$5.64
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
Service Class	Actual	1.35%	$1,000.00	$1,032.00	$6.91
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 0.9%
United Technologies Corp.	16,120	$1,233,825

Alcoholic Beverages – 0.6%
Pernod Ricard S.A. (l)	3,854	$887,635

Apparel Manufacturers – 4.0%
Billabong International Ltd. (l)	55,912	$726,525
Li & Fung Ltd.	329,800	1,317,904
LVMH Moet Hennessy Louis Vuitton S.A.	20,810	2,501,162
NIKE, Inc., “B”	17,610	1,131,266

		$5,676,857

Automotive – 2.3%
Continental AG	6,208	$805,043
PT Astra International Tbk.	466,500	1,342,987
Toyota Industries Corp.	27,300	1,113,301

		$3,261,331

Biotechnology – 1.3%
Genzyme Corp. (a)	16,440	$1,223,794
Millipore Corp. (a)(l)	7,870	575,927

		$1,799,721

Broadcasting – 4.5%
Grupo Televisa S.A., ADR	58,340	$1,386,742
Societe Television Francaise 1 (l)	26,787	713,458
Walt Disney Co.	44,590	1,439,365
WPP Group PLC	216,130	2,767,049

		$6,306,614

Brokerage & Asset Managers – 4.8%
Bolsa de Mercadorias & Futuros (a)	43,900	$616,573
Daiwa Securities Group, Inc.	137,000	1,262,278
Goldman Sachs Group, Inc.	6,300	1,354,815
ICAP PLC	55,510	798,952
Invesco Ltd. (l)	37,360	1,172,357
Julius Baer Holding Ltd.	18,342	1,490,905

		$6,695,880

Business Services – 2.6%
Accenture Ltd., “A”	23,890	$860,757
Amdocs Ltd. (a)	17,460	601,846
Capita Group PLC	39,118	546,998
Fidelity National Information Services, Inc. (l)	21,200	881,708
Intertek Group PLC	41,730	818,155

		$3,709,464

Chemicals – 2.2%
3M Co.	14,680	$1,237,818
Makhteshim-Agan Industries Ltd. (a)	98,840	903,687
Wacker Chemie AG	3,290	943,638

		$3,085,143

Computer Software – 1.3%
SAP AG	18,950	$979,085
VeriSign, Inc. (a)	24,050	904,521

		$1,883,606

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – 2.5%
EMC Corp. (a)	33,670	$623,905
Fujitsu Ltd.	141,000	943,563
HCL Technologies Ltd.	124,570	1,041,850
Network Appliance, Inc. (a)	36,210	903,802

		$3,513,120

Conglomerates – 1.3%
Siemens AG	7,720	$1,211,957
Smiths Group PLC	30,807	617,556

		$1,829,513

Consumer Goods & Services – 5.3%
Alberto-Culver Co. (l)	36,130	$886,630
Colgate-Palmolive Co.	12,900	1,005,684
Kao Corp.	34,000	1,022,602
L’Oreal S.A. (l)	7,230	1,032,084
Procter & Gamble Co.	23,820	1,748,864
Reckitt Benckiser Group PLC	29,850	1,724,402

		$7,420,266

Electrical Equipment – 2.3%
Keyence Corp.	3,600	$881,931
OMRON Corp.	34,300	811,862
Schneider Electric S.A.	11,793	1,576,864

		$3,270,657

Electronics – 8.8%
ARM Holdings PLC	223,990	$549,112
Canon, Inc. (l)	21,400	977,773
Hirose Electric Co. Ltd. (l)	12,800	1,480,338
Intel Corp.	79,700	2,124,802
Marvell Technology Group Ltd. (a)	44,470	621,691
National Semiconductor Corp.	44,800	1,014,272
Nippon Electric Glass Co. Ltd.	40,000	649,675
Ricoh Co. Ltd.	38,000	698,895
Royal Philips Electronics N.V.	39,040	1,691,909
SUMCO Corp.	41,800	1,196,744
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	135,860	1,353,166

		$12,358,377

Energy – Independent – 1.2%
INPEX Holdings, Inc.	161	$1,731,850

Energy – Integrated – 4.1%
OAO Gazprom, ADR	28,750	$1,618,965
Petroleo Brasileiro S.A., ADR	14,010	1,614,512
TOTAL S.A.	31,080	2,579,317

		$5,812,794

Food & Beverages – 2.5%
Nestle S.A.	5,543	$2,539,878
PepsiCo, Inc.	13,180	1,000,362

		$3,540,240

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Drug Stores – 0.8%
Tesco PLC	124,249	$1,173,245

Gaming & Lodging – 0.5%
International Game Technology	14,890	$654,118

Internet – 1.1%
Google, Inc., “A” (a)	1,190	$822,861
Yahoo!, Inc. (a)	29,300	681,518

		$1,504,379

Machinery & Tools – 1.7%
Bucyrus International, Inc., “A” (l)	14,270	$1,418,295
GEA Group AG (a)	29,440	1,016,806

		$2,435,101

Major Banks – 6.2%
Bank of New York Mellon Corp.	24,420	$1,190,719
Erste Bank der Oesterreichischen Sparkassen AG	26,420	1,877,798
HSBC Holdings PLC	79,913	1,339,410
Societe Generale	7,250	1,036,133
Standard Chartered PLC	34,770	1,262,733
State Street Corp. (l)	10,740	872,088
UniCredito Italiano S.p.A.	129,720	1,079,398

		$8,658,279

Medical Equipment – 3.5%
Boston Scientific Corp. (a)	46,660	$542,656
Medtronic, Inc.	24,750	1,244,182
ResMed, Inc. (a)(l)	21,010	1,103,655
Synthes, Inc.	10,790	1,333,701
Zimmer Holdings, Inc. (a)	9,970	659,515

		$4,883,709

Metals & Mining – 4.5%
Anglo American PLC	21,630	$1,310,862
BHP Billiton PLC	91,040	2,801,727
Companhia Vale do Rio Doce, ADR	48,950	1,599,196
POSCO, ADR	4,090	615,177

		$6,326,962

Network & Telecom – 3.5%
Cisco Systems, Inc. (a)	60,860	$1,647,480
Ericsson, Inc., “B”	235,640	550,916
NICE Systems Ltd., ADR (a)	16,260	558,043
Nokia Oyj	34,400	1,324,553
Research In Motion Ltd. (a)	7,030	797,202

		$4,878,194

Oil Services – 0.9%
Halliburton Co.	33,520	$1,270,743

Other Banks & Diversified Financials – 5.7%
ABSA Group Ltd.	76,650	$1,242,715
Aeon Credit Service Co. Ltd.	58,200	860,397
American Express Co.	26,940	1,401,419
Bank of Cyprus Public Co. Ltd.	42,313	776,521

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Housing Development Finance Corp. Ltd.	26,613	$1,925,466
UBS AG	38,201	1,774,032

		$7,980,550

Pharmaceuticals – 5.8%
Bayer AG (l)	15,700	$1,431,440
Merck & Co., Inc.	23,580	1,370,234
Novartis AG	34,360	1,871,872
Novo Nordisk A/S, “B”	23,570	1,538,580
Roche Holding AG	11,600	1,998,116

		$8,210,242

Restaurants – 1.0%
YUM! Brands, Inc. (l)	35,480	$1,357,820

Specialty Chemicals – 3.8%
L’Air Liquide S.A.	8,722	$1,292,316
Linde AG	9,850	1,297,302
Praxair, Inc.	15,990	1,418,473
Symrise AG (a)	45,120	1,258,409

		$5,266,500

Specialty Stores – 1.0%
PetSmart, Inc. (l)	26,070	$613,427
Staples, Inc.	36,780	848,515

		$1,461,942

Telecommunications – Wireless – 2.0%
America Movil S.A.B. de C.V., “L”, ADR	22,110	$1,357,333
Orascom Telecom Holding (S.A.E.)	88,618	1,467,689

		$2,825,022

Telephone Services – 4.1%
Sistema JSFC, GDR	40,440	$1,688,370
Telefonica S.A.	88,660	2,865,244
Telenor A.S.A.	50,960	1,204,645

		$5,758,259

Utilities – Electric Power – 1.0%
CEZ AS	17,660	$1,322,599

Total Common Stocks (Identified Cost, $124,089,118)		$139,984,557

SHORT-TERM OBLIGATIONS – 0.5%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$778,000	$777,911

COLLATERAL FOR SECURITIES LOANED – 9.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	13,065,470	$13,065,470

Total Investments (Identified Cost, $137,932,499) (k)		$153,827,938

OTHER ASSETS, LESS LIABILITIES – (9.4)%		(13,241,350)

Net Assets – 100.0%		$140,586,588

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 13 securities that were fair valued, aggregating $13,776,804 and 8.96% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

GDR	Global Depository Receipt

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value including $12,626,280 of securities on loan (identified cost, $137,932,499)	$153,827,938
Foreign currency, at value (identified cost, $249)	369
Receivable for investments sold	132,910
Receivable for fund shares sold	1,394
Interest and dividends receivable	102,123
Other assets	5,350
Total assets		$154,070,084
Liabilities
Payable to custodian	$31,423
Payable for investments purchased	86,324
Payable for fund shares reacquired	167,002
Collateral for securities loaned, at value	13,065,470
Payable to affiliates
Management fee	13,931
Distribution fees	241
Administrative services fee	350
Payable for independent trustees’ compensation	465
Accrued expenses and other liabilities	118,290
Total liabilities		$13,483,496
Net assets		$140,586,588
Net assets consist of
Paid-in capital	$157,073,142
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	15,895,833
Accumulated net realized gain (loss) on investments and foreign currency transactions	(33,380,003)
Undistributed net investment income	997,616
Net Assets		$140,586,588
Shares of beneficial interest outstanding		8,017,702
Initial Class shares
Net assets	$131,870,265
Shares outstanding	7,517,443
Net asset value per share		$17.54
Service Class shares
Net assets	$8,716,323
Shares outstanding	500,259
Net asset value per share		$17.42

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$2,956,278
Interest	139,085
Foreign taxes withheld	(181,447)
Total investment income		$2,913,916
Expenses
Management fee	$1,365,829
Distribution fees	21,686
Administrative services fee	39,685
Independent trustees’ compensation	14,598
Custodian fee	154,208
Shareholder communications	10,502
Auditing fees	57,084
Legal fees	5,950
Miscellaneous	14,455
Total expenses		$1,683,997
Fees paid indirectly	(290)
Net expenses		$1,683,707
Net investment income		$1,230,209
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$27,700,987
Foreign currency transactions	(15,988)
Net realized gain (loss) on investments and foreign currency transactions		$27,684,999
Change in unrealized appreciation (depreciation)
Investments	$(9,801,360)
Translation of assets and liabilities in foreign currencies	(207)
Net unrealized gain (loss) on investments and foreign currency translation		$(9,801,567)
Net realized and unrealized gain (loss) on investments and foreign currency		$17,883,432
Change in net assets from operations		$19,113,641

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$1,230,209	$2,196,080
Net realized gain (loss) on investments and foreign currency transactions	27,684,999	19,179,579
Net unrealized gain (loss) on investments and foreign currency translation	(9,801,567)	3,927,655
Change in net assets from operations	$19,113,641	$25,303,314
Distributions declared to shareholders
From net investment income
Initial Class	$(2,413,626)	$(845,334)
Service Class	(124,151)	(26,908)
Total distributions declared to shareholders	$(2,537,777)	$(872,242)
Change in net assets from fund share transactions	$(33,505,791)	$(29,888,578)
Total change in net assets	$(16,929,927)	$(5,457,506)
Net assets
At beginning of period	157,516,515	162,974,021
At end of period (Including undistributed net investment income of $997,616 and $2,219,304, respectively)	$140,586,588	$157,516,515

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$15.74	$13.48	$12.31	$10.70		$7.94
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.20	$0.07	$0.05		$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	1.94	2.14	1.16	1.61		2.73
Total from investment operations	$2.08	$2.34	$1.23	$1.66		$2.80
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.08)	$(0.06)	$(0.05)		$(0.04)
Net asset value, end of period	$17.54	$15.74	$13.48	$12.31		$10.70
Total return (%) (k)(s)	13.27	17.37	10.03	15.61	(b)	35.44	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.10	1.14	1.08	1.07		1.11
Net investment income	0.83	1.39	0.59	0.48		0.76
Portfolio turnover	76	92	87	115		147
Net assets at end of period (000 Omitted)	$131,870	$148,793	$155,375	$175,146		$185,500

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$15.63	$13.39	$12.24	$10.64		$7.90
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.17	$0.04	$0.02		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	1.94	2.12	1.14	1.61		2.73
Total from investment operations	$2.03	$2.29	$1.18	$1.63		$2.77
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.05)	$(0.03)	$(0.03)		$(0.03)
Net asset value, end of period	$17.42	$15.63	$13.39	$12.24		$10.64
Total return (%) (k)(s)	13.04	17.09	9.65	15.41	(b)	35.13	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.35	1.39	1.33	1.32		1.36
Net investment income	0.56	1.16	0.34	0.23		0.41
Portfolio turnover	76	92	87	115		147
Net assets at end of period (000 Omitted)	$8,716	$8,723	$7,599	$7,785		$6,792

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have been lower by approximately 0.79% and 0.80%, respectively.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Growth Portfolio (formerly Global Growth Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

16

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$2,537,777	$872,242

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$138,090,161
Gross appreciation	21,770,554
Gross depreciation	(6,032,777)
Net unrealized appreciation (depreciation)	$15,737,777
Undistributed ordinary income	1,061,623
Capital loss carryforwards	(33,257,724)
Other temporary differences	(28,230)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/10	$(33,257,724)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

17

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $743.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $114,949,054 and $149,865,872, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	118,766	$2,002,516	244,457	$3,542,071
Service Class	38,253	655,319	119,680	1,700,954
	157,019	$2,657,835	364,137	$5,243,025
Shares issued to shareholders in reinvestment of distributions
Initial Class	144,269	$2,413,626	56,469	$845,334
Service Class	7,461	124,151	1,807	26,908
	151,730	$2,537,777	58,276	$872,242
Shares reacquired
Initial Class	(2,201,427)	$(36,985,222)	(2,372,943)	$(34,120,787)
Service Class	(103,436)	(1,716,181)	(130,814)	(1,883,058)
	(2,304,863)	$(38,701,403)	(2,503,757)	$(36,003,845)
Net change
Initial Class	(1,938,392)	$(32,569,080)	(2,072,017)	$(29,733,382)
Service Class	(57,722)	(936,711)	(9,327)	(155,196)
	(1,996,114)	$(33,505,791)	(2,081,344)	$(29,888,578)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $703 and $146, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Global Growth Portfolio (formerly known as Global Growth Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Growth Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Growth Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Barry Dargan Nicholas Smithie

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of recent steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was approximately at the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 43.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,529,973. The fund intends to pass through foreign tax credits of $61,825 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Blended ResearchSM Value Portfolio

12/31/07

BRV-ANN

MFS® BLENDED RESEARCHSM VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	6.9%
General Electric Co.	3.8%
Chevron Corp.	3.6%
Bank of America Corp.	3.5%
JPMorgan Chase & Co.	3.0%
American International Group, Inc.	2.7%
AT&T, Inc.	2.6%
Pfizer, Inc.	2.3%
Procter & Gamble Co.	2.2%
Citigroup, Inc.	2.0%

Equity sectors
Financial Services	27.3%
Utilities & Communications	15.6%
Energy	14.9%
Industrial Goods & Services	9.4%
Health Care	8.5%
Consumer Staples	6.6%
Leisure	3.9%
Basic Materials	3.5%
Technology	3.4%
Retailing	2.8%
Special Products & Services	1.0%
Autos & Housing	0.9%
Transportation	0.5%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, December 18, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 18, 2007 through December 31, 2007. The hypothetical example assumes the Share Classes were in existence for the entire six months ended December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 12/18/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 12/18/07-12/31/07
Initial Class	Actual	0.60%	$1,000.00	$1,008.00	$0.21
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$1,008.00	$0.30
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. For the hypothetical expenses paid it is assumed that the fund was in existence for the entire six month period ended December 31, 2007.

3

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.3%
Aerospace – 0.6%
Boeing Co.	210	$18,367
Raytheon Co.	160	9,712

		$28,079

Airlines – 0.3%
Southwest Airlines Co.	1,080	$13,176

Apparel Manufacturers – 0.8%
Coach, Inc. (a)	1,370	$41,895

Automotive – 0.4%
Goodyear Tire & Rubber Co. (a)	790	$22,294

Biotechnology – 1.1%
Amgen, Inc. (a)	1,220	$56,657

Broadcasting – 0.7%
Walt Disney Co.	1,160	$37,445

Brokerage & Asset Managers – 3.1%
Bear Stearns Cos., Inc.	340	$30,005
Lehman Brothers Holdings, Inc.	390	25,522
Morgan Stanley	950	50,454
TD AMERITRADE Holding Corp. (a)	2,550	51,153

		$157,134

Business Services – 1.0%
Western Union Co.	2,160	$52,445

Cable TV – 1.0%
EchoStar Communications Corp., “A” (a)	590	$22,255
Liberty Global, Inc., “A” (a)	750	29,392

		$51,647

Chemicals – 1.5%
3M Co.	220	$18,550
PPG Industries, Inc.	840	58,993

		$77,543

Computer Software – 0.7%
Oracle Corp. (a)	1,510	$34,096

Computer Software – Systems – 1.4%
International Business Machines Corp.	670	$72,427

Construction – 0.5%
Sherwin-Williams Co.	410	$23,796

Consumer Goods & Services – 2.2%
Procter & Gamble Co.	1,510	$110,864

Containers – 0.8%
Sonoco Products Co.	1,220	$39,870

Electrical Equipment – 5.5%
General Electric Co.	5,130	$190,169
Tyco International Ltd.	940	37,271
WESCO International, Inc. (a)	1,230	48,757

		$276,197

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 0.2%
Agilent Technologies, Inc. (a)	280	$10,287

Energy – Independent – 1.0%
Apache Corp.	480	$51,619

Energy – Integrated – 13.1%
Chevron Corp.	1,930	$180,127
ConocoPhillips	560	49,448
Exxon Mobil Corp.	3,720	348,527
Marathon Oil Corp.	1,370	83,378

		$661,480

Food & Beverages – 2.5%
Coca-Cola Co.	1,180	$72,417
General Mills, Inc.	910	51,870

		$124,287

Gaming & Lodging – 1.1%
Royal Caribbean Cruises Ltd.	1,290	$54,748

General Merchandise – 0.7%
Macy’s, Inc.	1,270	$32,855

Health Maintenance Organizations – 1.1%
Aetna, Inc.	930	$53,689

Insurance – 8.8%
Allied World Assurance Co. Holdings Ltd.	1,040	$52,177
American International Group, Inc.	2,360	137,588
Axis Capital Holdings Ltd.	300	11,691
Chubb Corp.	440	24,015
Genworth Financial, Inc., “A”	2,350	59,808
MetLife, Inc.	200	12,324
Prudential Financial, Inc.	780	72,571
Travelers Cos., Inc.	1,400	75,320

		$445,494

Machinery & Tools – 2.5%
Eaton Corp.	650	$63,017
PACCAR, Inc.	190	10,351
Timken Co.	1,630	53,546

		$126,914

Major Banks – 10.9%
Bank of America Corp.	4,320	$178,243
Bank of New York Mellon Corp.	210	10,239
JPMorgan Chase & Co.	3,520	153,648
PNC Financial Services Group, Inc.	1,000	65,650
Regions Financial Corp.	1,520	35,948
State Street Corp.	690	56,028
SunTrust Banks, Inc.	790	49,367

		$549,123

Medical & Health Technology & Services – 0.8%
AmerisourceBergen Corp.	910	$40,832

4

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 0.4%
Cooper Cos., Inc.	270	$10,260
Zimmer Holdings, Inc. (a)	150	9,922

		$20,182

Metals & Mining – 1.2%
Freeport-McMoRan Copper & Gold, Inc.	440	$45,074
Southern Copper Corp.	130	13,667

		$58,741

Natural Gas – Distribution – 1.1%
Energen Corp.	830	$53,311

Natural Gas – Pipeline – 1.1%
Williams Cos., Inc.	1,480	$52,954

Network & Telecom – 0.9%
Cisco Systems, Inc. (a)	1,750	$47,372

Oil Services – 0.8%
Halliburton Co.	270	$10,236
National Oilwell Varco, Inc. (a)	410	30,119

		$40,355

Other Banks & Diversified Financials – 2.6%
American Express Co.	490	$25,490
Citigroup, Inc.	3,500	103,040

		$128,530

Personal Computers & Peripherals – 0.2%
Seagate Technology LLC	480	$12,240

Pharmaceuticals – 5.1%
Bristol-Myers Squibb Co.	1,760	$46,675
Johnson & Johnson	560	37,352
Merck & Co., Inc.	180	10,460
Pfizer, Inc.	5,010	113,877
Schering-Plough Corp.	1,820	48,485

		$256,849

Pollution Control – 0.8%
Allied Waste Industries, Inc. (a)	3,410	$37,578

Railroad & Shipping – 0.2%
Union Pacific Corp.	80	$10,050

Real Estate – 1.9%
Equity Residential, REIT	1,620	$59,081
Jones Lang LaSalle, Inc.	230	16,367
Mack-Cali Realty Corp., REIT	560	19,040

		$94,488

Restaurants – 1.1%
Darden Restaurants, Inc.	1,370	$37,963
McDonald’s Corp.	250	14,727

		$52,690

Specialty Stores – 1.3%
Advance Auto Parts, Inc.	1,300	$49,387
TJX Cos., Inc.	620	17,813

		$67,200

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Telecommunications – Wireless – 2.1%
NII Holdings, Inc. “B” (a)	1,080	$52,186
Sprint Nextel Corp.	3,950	$51,863

		$104,049

Telephone Services – 4.9%
AT&T, Inc.	3,150	$130,914
Embarq Corp.	1,140	56,464
Qwest Communications International, Inc.	2,970	20,820
Verizon Communications, Inc.	920	40,195

		$248,393

Tobacco – 1.9%
Altria Group, Inc.	1,250	$94,475

Utilities – Electric Power – 6.4%
American Electric Power Co., Inc.	1,340	$62,390
Dominion Resources, Inc.	1,450	68,802
Edison International	530	28,286
NRG Energy, Inc. (a)	1,220	52,875
PG&E Corp.	1,330	57,310
Public Service Enterprise Group, Inc.	560	55,014

		$324,677

Total Common Stocks (Identified Cost, $4,917,616)		$4,951,027

SHORT-TERM OBLIGATIONS – 1.6%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$82,000	$81,991

Total Investments (Identified Cost, $4,999,607)		$5,033,018

OTHER ASSETS, LESS LIABILITIES – 0.1%		4,952

Net Assets – 100.0%		$5,037,970

(a)	Non-income producing security.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

5

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost $4,999,607)	$5,033,018
Cash	477
Dividends receivable	4,617
Receivable from investment adviser	18,426
Total assets		$5,056,538
Liabilities
Payable to affiliates
Management fee	329
Distribution fees	69
Administrative services fee	110
Accrued expenses and other liabilities	18,060
Total liabilities		$18,568
Net assets		$5,037,970
Net assets consist of
Paid-in capital	$5,004,559
Unrealized appreciation (depreciation) on investments	33,411
Net assets		$5,037,970
Shares of beneficial interest outstanding		500,496
Initial Class shares
Net assets	$2,519,097
Shares outstanding	250,259
Net asset value per share		$10.07
Service Class shares
Net assets	$2,518,873
Shares outstanding	250,237
Net asset value per share		$10.07

See Notes to Financial Statements

6

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Period ended 12/31/07 (c)
Net investment income
Income
Dividends	$3,835
Interest	1,237
Total investment income		$5,072
Expenses
Management fee	$1,079
Distribution fees	225
Administrative services fee	356
Custodian fee	463
Shareholder communications	333
Auditing fees	16,700
Legal fees	215
Miscellaneous	359
Total expenses		$19,730
Fees paid indirectly	(9)
Reduction of expenses by investment adviser	(18,426)
Net expenses		$1,295
Net investment income		$3,777
Realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (identified cost basis)		$782
Net unrealized gain (loss) on investments		$33,411
Net realized and unrealized gain (loss) on investments		$34,193
Change in net assets from operations		$37,970

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For the period ended 12/31	2007 (c )
Change in net assets
From operations
Net investment income	$3,777
Net realized gain (loss) on investments	782
Net unrealized gain (loss) on investments	33,411
Change in net assets from operations	$37,970
Distributions declared to shareholders
From net investment income
Initial Class	$(1,973)
Service Class	(1,804)
From net realized gain on investments
Initial Class	(409)
Service Class	(373)
From tax return of capital
Initial Class	(230)
Service Class	(211)
Total distributions declared to shareholders	$(5,000)
Change in net assets from fund share transactions	$5,005,000
Total change in net assets	$5,037,970
Net assets
At beginning of period	$—
At end of period	$5,037,970

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Period ended 12/31/07 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	$0.08
Less distributions declared to shareholders
From net investment income	$(0.01)
From net realized gain on investments	(0.00	)(w)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.01)
Net asset value, end of period	$10.07
Total return (%) (k)(r)(s)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.80	(a)
Expenses after expense reductions (f)	0.60	(a)
Net investment income	2.22	(a)
Portfolio turnover	0
Net assets at end of period (000 Omitted)	$2,519

See Notes to Financial Statements

9

Financial Highlights – continued

Service Class

	Period ended 12/31/07 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	$0.08
Less distributions declared to shareholders
From net investment income	$(0.01)
From net realized gain on investments	(0.00	)(w)
From tax return of capital	(0.00	)(w)
Total distributions declared to shareholders	$(0.01)
Net asset value, end of period	$10.07
Total return (%) (k)(r)(s)	0.80	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	11.05	(a)
Expenses after expense reductions (f)	0.85	(a)
Net investment income (a)	1.97	(a)
Portfolio turnover	0
Net assets at end of period (000 Omitted)	$2,519

(a)	Annualized.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Value Portfolio (the fund) is a series of MFS Variable Insurance Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold only to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

11

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on December 18, 2007 (the commencement of operations of the fund). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns since the inception of the fund remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended December 31, 2007, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

Period ended 12/31/07(c)
Ordinary income (including any short-term capital gains)	$3,777
Long-term capital gain	782
$4,559
Tax return of capital (b)	441
Total distributions	$5,000

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$4,999,607
Gross appreciation	86,964
Gross depreciation	(53,553)
Net unrealized appreciation (depreciation)	$33,411

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets. The investment adviser

12

Notes to Financial Statements – continued

has agreed in writing to pay a portion of the fund’s total operating expenses, exclusive of certain other fees and expenses, such that the total annual fund operating expenses do not exceed 0.60% for the Initial Class shares and 0.85% for the Service Class shares, based on average daily net assets of each share class. This written agreement will continue through April 30, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the period ended December 31, 2007, this reduction amounted to $18,426 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the period ended December 31, 2007 was equivalent to an annual effective rate of 0.1972% of the fund average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC. For the period ended December 31, 2007 the fund did not incur any expenses for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the period ended December 31, 2007, the fee paid to Tarantino LLC was $1.

MFS purchased 250,000 shares of both the Initial and Service Class shares for an aggregate amount of $5,000,000. At December 31, 2007, MFS was the sole shareholder of both classes.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,917,616 and $0, respectively.

13

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 12/31/07 (c)
	Shares	Amount
Shares sold
Initial Class	250,000	$2,500,000
Service Class	250,000	2,500,000
	500,000	$5,000,000
Shares issued to shareholders in reinvestment of distributions
Initial Class	259	$2,612
Service Class	237	2,388
	496	$5,000
Net change
Initial Class	250,259	$2,502,612
Service Class	250,237	2,502,388
	500,496	$5,005,000

(c)	For the period from the commencement of the fund’s investment operations, December 18, 2007, through the stated period end.

(6)	Line of Credit

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is equal to the Federal Reserve funds rate plus 0.30%. The fund had no significant borrowings during the period ended December 31, 2007.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Blended Research Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 18, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Blended Research Value Portfolio as of December 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period from December 18, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

15

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO
(1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

16

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

17

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Jonathan Sage

18

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the investment advisory agreement between Massachusetts Financial Services Company (MFS) and MFS Variable Insurance Trust II (the Trust) on behalf of the Fund and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement. In September 2007, the Board met to consider the initial approval of the Agreement. The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and/or shareholder services to be performed by MFS under the Agreement and other arrangements with the Trust.

In connection with their initial review meeting, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc. on the Fund’s proposed advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), (ii) information regarding expense caps that will be observed by MFS for the Fund, (iii) information regarding the overall organization of MFS, including information about MFS personnel who would provide investment advisory services to the Fund, and (iv) descriptions of various functions to be performed by MFS for the Fund, such as compliance monitoring and trading, back office, transfer agent, portfolio composition monitoring, and administrative functions. In addition, in connection with the independent Trustees’ meetings in May and July, 2007 (the “contract review meetings”) for the purpose of considering whether to approve the continuation of the investment advisory agreement for the other funds of the Trust that the Board oversees, the independent Trustees received: (i) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Trust as a whole, (ii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, and (iii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the Trust as a whole. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Because the Fund is newly organized and had not begun investment operations at the time of the initial review meeting, the Fund had no investment performance for the Trustees to review. In addition, MFS had no performance information of similarly managed accounts because it has no institutional accounts managed in a similar style as the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the estimated total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fees and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to observe an expense limitation for the Fund until, at least, May 1, 2009. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and estimated total expense ratio were each lower than their Lipper expense group median.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently proposed to be subject to breakpoints, but they noted that MFS has agreed to implement breakpoints with regard to certain other funds of the Trust.

The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund has no operating history with MFS as its adviser. The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the Trust considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Trust and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.

19

Board Review of Investment Advisory Agreement – continued

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and MFS’ ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as an investment manager to the Trust and the Fund, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

20

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2008 will be available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $782 as capital gain dividends paid during the fiscal year.

21

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

22

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Government Securities Portfolio

(formerly Government Securities Series)

12/31/07

GSS-ANN

MFS® GOVERNMENT SECURITIES PORTFOLIO

(formerly Government Securities Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	55.6%
U.S. Treasury Securities	23.7%
U.S. Government Agencies	21.9%
Municipal Bonds	2.0%

Credit quality of bonds (r)
AAA	99.2%
AA	0.8%

Portfolio facts
Average Duration (d)(i)	4.2
Average Life (i)(m)	6.1 yrs.
Average Maturity (i)(m)	14.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AAA
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Government Securities Portfolio (the “fund”) provided a total return of 7.18%, while Service Class shares provided a total return of 6.91%. These compare with a return of 7.72% for the fund’s benchmark, the Lehman Brothers U.S. Government/Mortgage Bond Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Relative to the Lehman Brothers U.S. Government/Mortgage Bond Index, the fund’s duration(d) positioning held back performance as interest rates generally declined over the reporting period.

Our greater relative exposure to government agency debt also dampened investment results as the sector lagged the returns of the benchmark.

Contributors to performance

The fund’s lower relative exposure to mortgage-backed securities added to positive performance as credit spreads widened during the recent subprime market crisis.

The fund’s exposure to U.S. Treasury securities, which outperformed the benchmark over the investment period, also helped relative results.

Respectfully,

Geoffrey Schechter
Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	7.18%	3.80%	5.45%
Service Class	8/24/01	6.91%	3.55%	5.29%

Comparative Index

Lehman Brothers U.S. Government/Mortgage Bond Index (f)	7.72%	4.28%	5.91%

(f)	Source: FactSet Research Systems Inc.

Index Definitions

Lehman Brothers U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund expenses borne by the contract holders during the period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/1/07-12/31/07
Initial Class	Actual	0.64%	$1,000.00	$1,061.80	$3.33
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
Service Class	Actual	0.89%	$1,000.00	$1,060.40	$4.62
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 98.5%
Agency – Other – 5.6%
Financing Corp., 9.4%, 2018	5,475,000	$7,605,225
Financing Corp., 9.8%, 2018	7,760,000	11,056,665
Financing Corp., 10.35%, 2018	7,065,000	10,439,618
Financing Corp., STRIPS, 0%, 2017	8,940,000	5,703,550

		$34,805,058

Mortgage Backed – 55.6%
Fannie Mae, 5.78%, 2008	1,576,975	$1,576,751
Fannie Mae, 4.73%, 2012	917,618	922,833
Fannie Mae, 4.79%, 2012-2015	7,255,941	7,315,414
Fannie Mae, 4.543%, 2013	930,719	928,396
Fannie Mae, 4.845%, 2013	1,758,208	1,774,408
Fannie Mae, 5%, 2013-2027	24,230,434	24,302,384
Fannie Mae, 5.06%, 2013-2017	1,565,080	1,583,107
Fannie Mae, 5.37%, 2013	1,578,841	1,626,625
Fannie Mae, 4.547%, 2014	1,514,854	1,504,309
Fannie Mae, 4.6%, 2014	849,235	844,898
Fannie Mae, 4.621%, 2014	3,563,782	3,552,742
Fannie Mae, 4.77%, 2014	729,357	730,533
Fannie Mae, 4.82%, 2014-2015	3,073,823	3,077,054
Fannie Mae, 4.83%, 2014	480,743	481,901
Fannie Mae, 4.839%, 2014	5,493,610	5,530,008
Fannie Mae, 4.871%, 2014	3,169,468	3,196,985
Fannie Mae, 4.88%, 2014-2020	990,755	995,579
Fannie Mae, 5.1%, 2014	912,178	927,670
Fannie Mae, 4.56%, 2015	1,097,424	1,082,626
Fannie Mae, 4.62%, 2015	1,533,164	1,519,254
Fannie Mae, 4.665%, 2015	741,158	735,465
Fannie Mae, 4.69%, 2015	604,768	601,276
Fannie Mae, 4.7%, 2015	1,097,290	1,090,991
Fannie Mae, 4.74%, 2015	693,283	690,560
Fannie Mae, 4.78%, 2015	964,524	961,183
Fannie Mae, 4.81%, 2015	967,424	965,666
Fannie Mae, 4.815%, 2015	824,000	823,264
Fannie Mae, 4.85%, 2015	605,190	606,822
Fannie Mae, 4.87%, 2015	637,831	639,455
Fannie Mae, 4.89%, 2015	720,399	723,613
Fannie Mae, 4.925%, 2015	2,515,482	2,534,621
Fannie Mae, 5.034%, 2015	109,059	110,396
Fannie Mae, 5.471%, 2015	1,464,027	1,517,556
Fannie Mae, 5.09%, 2016	600,000	605,834
Fannie Mae, 5.423%, 2016	1,414,276	1,461,583
Fannie Mae, 6.5%, 2016-2036	11,353,696	11,753,476
Fannie Mae, 4.994%, 2017	2,328,739	2,353,783
Fannie Mae, 5.05%, 2017	936,000	942,504
Fannie Mae, 5.5%, 2017-2035	76,450,846	76,606,517
Fannie Mae, 6%, 2017-2037	16,536,186	16,840,539
Fannie Mae, 4.5%, 2019	22,736,631	22,362,204
Fannie Mae, 5.19%, 2020	669,177	673,959
Fannie Mae, 7.5%, 2022-2031	1,190,612	1,273,008
Freddie Mac, 4.5%, 2013-2021	3,347,083	3,346,336
Freddie Mac, 4.375%, 2015	3,045,343	3,030,533
Freddie Mac, 5%, 2016-2027	27,243,810	27,298,134
Freddie Mac, 6%, 2021-2037	30,253,449	30,771,603

Issuer	Shares/Par	Value ($)

BONDS – continued
Mortgage Backed – continued
Freddie Mac, 5.5%, 2022-2035	49,149,294	$49,245,463
Freddie Mac, 4%, 2024	1,505,070	1,493,726
Freddie Mac, 6.5%, 2032-2037	7,185,021	7,410,084
Ginnie Mae, 5.5%, 2033-2034	11,874,357	11,966,856

		$344,910,487

Municipals – 2.0%
California Educational Facilities Authority Rev. (Stanford University), “T-1”, 5%, 2039	6,165,000	$6,879,215
Clark County Nevada School District, 5%, 2017	4,290,000	4,698,880
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	795,000	882,522

		$12,460,617

U.S. Government Agencies – 15.9%
Aid-Egypt, 4.45%, 2015	3,299,000	$3,281,812
Aid-Lebanon, 7.62%, 2009	2,326,157	2,428,904
Aid-Peru, 9.98%, 2008	546,243	548,598
Empresa Energetica Cornito Ltd., 6.07%, 2010	3,918,000	4,078,403
Farmer Mac, 5.5%, 2011 (n)	5,370,000	5,687,201
Federal Home Loan Bank, 4.625%, 2008	7,000,000	6,999,811
Federal Home Loan Bank, 5.5%, 2008	3,965,000	3,967,347
Federal Home Loan Bank, 5.25%, 2009	7,235,000	7,351,078
Freddie Mac, 5.4%, 2009	26,122,000	26,340,458
Small Business Administration, 8.7%, 2009	44,700	45,458
Small Business Administration, 9.05%, 2009	3,668	3,711
Small Business Administration, 10.05%, 2009	2,409	2,448
Small Business Administration, 6.34%, 2021	1,793,140	1,873,812
Small Business Administration, 6.35%, 2021	2,006,457	2,096,086
Small Business Administration, 6.44%, 2021	2,203,716	2,308,980
Small Business Administration, 6.625%, 2021	2,728,154	2,901,917
Small Business Administration, 6.07%, 2022	2,195,950	2,315,797
Small Business Administration, 4.98%, 2023	1,459,716	1,468,137
Small Business Administration, 4.77%, 2024	2,663,014	2,649,984
Small Business Administration, 4.86%, 2024	1,868,635	1,866,428
Small Business Administration, 4.88%, 2024	1,653,307	1,652,254
Small Business Administration, 4.99%, 2024	2,508,666	2,522,059
Small Business Administration, 5.52%, 2024	2,094,210	2,152,206
Small Business Administration, 5.11%, 2025	2,062,598	2,071,027
U.S. Department of Housing & Urban Development, 6.36%, 2016	6,000,000	6,388,014
U.S. Department of Housing & Urban Development, 6.59%, 2016	5,744,000	5,825,324

		$98,827,254

U.S. Treasury Obligations – 19.4%
U.S. Treasury Bonds, 9.25%, 2016	4,302,000	$5,873,237
U.S. Treasury Bonds, 7.875%, 2021	114,000	153,330
U.S. Treasury Bonds, 6.25%, 2023	2,318,000	2,775,263
U.S. Treasury Bonds, 6.875%, 2025	504,000	648,034
U.S. Treasury Bonds, 6%, 2026	12,439,000	14,720,785
U.S. Treasury Bonds, 6.75%, 2026	11,921,000	15,258,880

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 6.25%, 2030	579,000	$722,574
U.S. Treasury Bonds, 5%, 2037	3,493,000	3,807,098
U.S. Treasury Notes, 5.5%, 2008	3,250,000	3,258,379
U.S. Treasury Notes, 6.5%, 2010 (f)	36,536,000	39,067,835
U.S. Treasury Notes, 5.125%, 2011	10,000,000	10,624,220
U.S. Treasury Notes, 4.125%, 2012	8,916,000	9,179,994
U.S. Treasury Notes, 4.25%, 2013	1,852,000	1,920,148
U.S. Treasury Notes, 4%, 2014	11,999,000	12,258,670

		$120,268,447

Total Bonds (Identified Cost, $603,571,750)		$611,271,863

REPURCHASE AGREEMENTS – 0.5%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $3,186,797 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	3,186,000	$3,186,000

Total Investments (Identified Cost, $606,757,750) (k)		$614,457,863

OTHER ASSETS, LESS LIABILITIES – 1.0%		6,107,903

Net Assets – 100.0%		$620,565,766

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(k)	As of December 31,2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $611,271,863 and 99.48% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,687,201, representing 0.9% of net assets.

Derivative Contracts at 12/31/07

Futures Contracts Outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 5 yr (Long)	281	$ 30,989,031	Mar-08	$ 124,532
U.S. Treasury Bond 30 yr (Short)	56	6,517,000	Mar-08	33,492
				$ 158,024

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets:
Investments, at value (identified cost, $606,757,750)	$614,457,863
Cash	3,444
Receivable for daily variation margin on open futures contracts	53,703
Receivable for fund shares sold	13,142
Interest receivable	6,515,048
Other assets	18,654
Total assets		$621,061,854
Liabilities:
Payable for fund shares reacquired	$346,443
Payable to affiliates
Management fee	37,226
Distribution fees	8,741
Administrative services fee	1,603
Payable for independent trustees’ compensation	1,923
Accrued expenses and other liabilities	100,152
Total liabilities		$496,088
Net assets		$620,565,766
Net assets consist of:
Paid-in capital	$600,132,581
Unrealized appreciation (depreciation) on investments	7,858,137
Accumulated net realized gain (loss) on investments	(18,421,333)
Undistributed net investment income	30,996,381
Net assets		$620,565,766
Shares of beneficial interest outstanding		48,296,720
Initial Class Shares
Net assets	$299,871,050
Shares outstanding	23,261,956
Net asset value per share		$12.89
Service Class shares
Net assets	$320,694,716
Shares outstanding	25,034,764
Net asset value per share		$12.81

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Interest		$33,202,395
Expenses
Management fee	$3,575,405
Distribution fees	808,961
Administrative services fee	168,176
Independent trustees’ compensation	61,565
Custodian fee	139,870
Shareholder communications	64,744
Auditing fees	46,978
Legal fees	5,949
Miscellaneous	37,740
Total expenses		$4,909,388
Fees paid indirectly	(6,787)
Net expenses		$4,902,601
Net investment income		$28,299,794
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$3,308,177
Futures contracts	794,868
Net realized gain (loss) on investments		$4,103,045
Change in unrealized appreciation (depreciation)
Investments	$11,807,086
Futures contracts	(203,983)
Net unrealized gain (loss) on investments		$11,603,103
Net realized and unrealized gain (loss) on investments		$15,706,148
Change in net assets from operations		$44,005,942

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$28,299,794	$28,677,281
Net realized gain (loss) on investments	4,103,045	(1,752,352)
Net unrealized gain (loss) on investments	11,603,103	(3,907,632)
Change in net assets from operations	$44,005,942	$23,017,297
Distributions declared to shareholders
From net investment income
Initial Class	$(16,335,537)	$(19,538,803)
Service Class	(15,330,764)	(12,425,972)
Total distributions declared to shareholders	$(31,666,301)	$(31,964,775)
Change in net assets from fund share transactions	$(52,841,844)	$3,147,375
Total change in net assets	$(40,502,203)	$(5,800,103)
Net assets
At beginning of period	661,067,969	666,868,072
At end of period (including undistributed net investment income of $30,996,381 and $31,661,266, respectively)	$620,565,766	$661,067,969

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.65	$12.84	$13.16	$13.44	$13.85
Income (loss) from investment operations
Net investment income (d)	$0.56	$0.56	$0.56	$0.54	$0.44
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	(0.12)	(0.26)	(0.07)	(0.14)
Total from investment operations	$0.87	$0.44	$0.30	$0.47	$0.30
Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.63)	$(0.62)	$(0.75)	$(0.59)
From net realized gain on investments	—	—	—	—	(0.12)
Total distributions declared to shareholders	$(0.63)	$(0.63)	$(0.62)	$(0.75)	$(0.71)
Net asset value, end of period	$12.89	$12.65	$12.84	$13.16	$13.44
Total return (%) (k)(s)	7.18	3.68	2.30	3.76	2.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.63	0.63	0.63	0.62	0.62
Net investment income	4.48	4.47	4.32	4.12	3.22
Portfolio turnover	39	29	75	85	144
Net assets at end of period (000 Omitted)	$299,871	$351,906	$425,740	$493,616	$629,265

See Notes to Financial Statements

11

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.58	$12.77	$13.10	$13.38	$13.81
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.53	$0.53	$0.51	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	0.31	(0.12)	(0.27)	(0.07)	(0.10)
Total from investment operations	$0.84	$0.41	$0.26	$0.44	$0.26
Less distributions declared to shareholders
From net investment income	$(0.61)	$(0.60)	$(0.59)	$(0.72)	$(0.57)
From net realized gain on investments	—	—	—	—	(0.12)
Total distributions declared to shareholders	$(0.61)	$(0.60)	$(0.59)	$(0.72)	$(0.69)
Net asset value, end of period	$12.81	$12.58	$12.77	$13.10	$13.38
Total return (%) (k)(s)	6.91	3.47	2.01	3.55	1.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.88	0.88	0.88	0.87	0.87
Net investment income	4.23	4.22	4.10	3.90	2.64
Portfolio turnover	39	29	75	85	144
Net assets at end of period (000 Omitted)	$320,695	$309,162	$241,128	$204,488	$172,578

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Government Securities Portfolio (formerly Government Securities Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold only to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund may invest in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of

13

Notes to Financial Statements – continued

these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The fund may enter into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

14

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$31,666,301	$31,964,775

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$612,061,833
Gross appreciation	7,668,826
Gross depreciation	(5,272,796)
Net unrealized appreciation (depreciation)	$2,396,030
Undistributed ordinary income	30,996,381
Capital loss carryforwards	(12,402,349)
Other temporary differences	(556,877)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/11	$(2,603,049)
12/31/12	(3,805,608)
12/31/13	(4,142,507)
12/31/14	(1,851,185)
$(12,402,349)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.55%
Average daily net assets in excess of $1 billion	0.50%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

15

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0259% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $3,135.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$231,418,340	$275,852,678
Investments (non-U.S. government securities)	$17,971,590	$23,708,160

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,325,989	$16,419,478	1,901,707	$23,886,222
Service Class	2,759,668	34,066,245	5,845,549	73,153,904
	4,085,657	$50,485,723	7,747,256	$97,040,126
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,333,513	$16,335,537	1,620,133	$19,538,803
Service Class	1,257,651	15,330,764	1,034,635	12,425,972
	2,591,164	$31,666,301	2,654,768	$31,964,775
Shares reacquired
Initial Class	(7,206,116)	$(90,653,401)	(8,870,465)	$(111,053,317)
Service Class	(3,552,033)	(44,340,467)	(1,186,471)	(14,804,209)
	(10,758,149)	$(134,993,868)	(10,056,936)	$(125,857,526)
Net change
Initial Class	(4,546,614)	$(57,898,386)	(5,348,625)	$(67,628,292)
Service Class	465,286	5,056,542	5,693,713	70,775,667
	(4,081,328)	$(52,841,844)	345,088	$3,147,375

16

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $2,952 and $252, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Government Securities Portfolio (formerly known as Government Securities Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Securities Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Securities Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Geoffrey Schechter

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year and the five-year periods ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

22

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Core Equity Portfolio

(formerly Core Equity Series)

12/31/07

RGS-ANN

MFS® CORE EQUITY PORTFOLIO

(formerly Core Equity Series)

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.1%
Merck & Co., Inc.	2.5%
Danaher Corp.	2.5%
AT&T, Inc.	2.2%
Abbott Laboratories	1.8%
Google, Inc., “A”	1.6%
Altria Group, Inc.	1.6%
PepsiCo, Inc.	1.5%
Marathon Oil Corp.	1.5%
Hess Corp.	1.5%

Equity sectors
Financial Services	18.0%
Technology	15.1%
Health Care	12.0%
Energy	11.0%
Industrial Goods & Services	9.0%
Utilities & Communications	8.5%
Consumer Staples	7.2%
Leisure	5.8%
Retailing	5.3%
Basic Materials	4.0%
Special Products & Services	1.7%
Transportation	1.4%
Autos & Housing	0.6%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Core Equity Portfolio (the “fund”) provided a total return of 8.71%, while Service Class shares provided a total return of 8.40%. These compare with a return of 5.14% for the fund’s benchmark, the Russell 3000 Index (Russell Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

The financial services, utilities and communications, and retailing sectors were the top contributors to performance relative to the Russell Index during the reporting period. Strong stock selection played the major role in each case.

Within the financial services sector, financial exchange Deutsche Boerse(aa) (Germany) was a strong contributor to relative performance. Deutsche Boerse shares rose significantly after the company announced plans to acquire International Securities Exchange Holdings. This acquisition was expected to position the company as a key player in the U.S. options market and to create the world’s largest derivatives exchange. Avoiding poor-performing financial services firm Citigroup also boosted relative results.

In the utilities and communications sector, diversified communications company Rogers Communications(aa) was a top contributor. Shares of Rogers gained on strong quarterly revenue growth driven by its wireless business.

Although strong stock selection in the retailing sector benefited relative returns, no stocks within this sector were among the fund’s top contributors during the period.

Standout performers in other sectors included global integrated energy company Hess, video game maker Ubisoft Entertainment(aa) (France), mining giant BHP Billiton(aa ) (U.K), package manufacturer Owens-Ilinois, and aerospace metal parts manufacturer Precision Cast Parts. Our holdings of manufacturing conglomerate Danaher and pharmaceutical giant Merck also aided relative performance.

Detractors from performance

Stock selection in the technology sector was the greatest detractor from relative performance over the reporting period. In particular, our positioning in strong-performing computer and personal electronics maker Apple(g) hindered results. Network storage company Network Appliance was also a negative contributor in this sector.

Security selection in the health care sector dampened relative returns. Medical devices maker Boston Scientific and pharmaceutical company Wyeth Pharmaceuticals(g) were among the fund’s top relative detractors.

Several financial stocks also held back investment results, including mortgage lending firms, Countrywide Financial(g) and Fannie Mae(g), mortgage insurer MGIC Investment(g), financial services holding company Fremont General(g), and real estate investment trust firm Mack-Cali Realty. Shares of Countrywide Financial plummeted near the end of the reporting period due to industry-wide problems of falling mortgage demand, excess lending capacity, rising costs, and challenges in selling off loan

3

Management review – continued

portfolios in all segments (prime, subprime, and home equity) of the market. The fund’s positioning in integrated oil company Chevron(g) also hurt relative returns.

Respectfully,

Katrina Mead

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/12/97	8.71%	14.07%	6.30%
Service Class	8/24/01	8.40%	13.77%	6.13%

Comparative Index

Russell 3000 Index (f)	5.14%	13.63%	6.22%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.84%	$1,000.00	$994.60	$4.22
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class	Actual	1.09%	$1,000.00	$993.30	$5.48
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.6%
Aerospace – 2.8%
Lockheed Martin Corp.	19,930	$2,097,832
Precision Castparts Corp.	12,030	1,668,561
United Technologies Corp.	40,030	3,063,896

		$6,830,289

Airlines – 0.2%
Southwest Airlines Co.	50,410	$615,002

Apparel Manufacturers – 0.7%
NIKE, Inc., “B”	19,350	$1,243,044
Quiksilver, Inc. (a)(l)	46,050	395,109

		$1,638,153

Biotechnology – 2.1%
Amgen, Inc. (a)	22,960	$1,066,262
Celgene Corp. (a)(l)	14,130	652,947
Genzyme Corp. (a)	45,141	3,360,296

		$5,079,505

Broadcasting – 1.9%
News Corp., “A”	122,670	$2,513,508
Walt Disney Co.	67,080	2,165,342

		$4,678,850

Brokerage & Asset Managers – 4.0%
Affiliated Managers Group, Inc. (a)(l)	4,990	$586,125
Charles Schwab Corp.	105,280	2,689,904
Deutsche Boerse AG	9,170	1,809,983
Goldman Sachs Group, Inc.	9,040	1,944,052
ICAP PLC	17,800	256,194
Invesco Ltd. (l)	18,650	585,237
TD AMERITRADE Holding Corp. (a)	98,530	1,976,512

		$9,848,007

Business Services – 1.1%
Corporate Executive Board Co.	13,690	$822,769
Fidelity National Information Services, Inc.	22,930	953,659
Satyam Computer Services Ltd., ADR	31,400	839,008

		$2,615,436

Cable TV – 0.6%
Cablevision Systems Corp., “A” (a)	24,030	$588,735
Comcast Corp., “Special A” (a)	45,290	820,655

		$1,409,390

Chemicals – 1.1%
3M Co.	11,110	$936,795
PPG Industries, Inc.	25,440	1,786,651

		$2,723,446

Computer Software – 3.8%
ACI Worldwide, Inc. (a)(l)	36,760	$699,910
CommVault Systems, Inc. (a)	36,870	780,907
Microsoft Corp.	92,980	3,310,088
MSC Software Corp. (a)	259,175	3,366,683
VeriSign, Inc. (a)	35,400	1,331,394

		$9,488,982

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – 3.6%
Cray, Inc. (a)(l)	187,160	$1,121,088
EMC Corp. (a)	130,010	2,409,085
International Business Machines Corp.	30,640	3,312,184
Network Appliance, Inc. (a)	87,246	2,177,660

		$9,020,017

Construction – 0.6%
Masco Corp. (l)	49,240	$1,064,076
NVR, Inc. (a)(l)	790	413,960

		$1,478,036

Consumer Goods & Services – 2.9%
Bright Horizons Family Solutions, Inc. (a)	45,840	$1,583,314
Colgate-Palmolive Co.	27,860	2,171,966
Procter & Gamble Co.	45,430	3,335,471

		$7,090,751

Containers – 0.6%
Owens-Illinois, Inc. (a)	29,640	$1,467,180

Electrical Equipment – 3.9%
Danaher Corp.	69,440	$6,092,666
Rockwell Automation, Inc.	40,480	2,791,501
WESCO International, Inc. (a)(l)	16,270	644,943

		$9,529,110

Electronics – 3.7%
Applied Materials, Inc.	79,450	$1,411,032
Flextronics International Ltd. (a)	61,809	745,417
Hittite Microwave Corp. (a)(l)	19,020	908,395
Intel Corp.	124,960	3,331,434
Marvell Technology Group Ltd. (a)	64,760	905,345
National Semiconductor Corp. (l)	18,440	417,482
PLX Technology, Inc. (a)(l)	66,000	613,800
SanDisk Corp. (a)(l)	25,670	851,474

		$9,184,379

Energy – Independent – 1.2%
Apache Corp.	18,610	$2,001,319
CONSOL Energy, Inc.	11,930	853,234

		$2,854,553

Energy – Integrated – 7.0%
Exxon Mobil Corp.	107,656	$10,086,291
Hess Corp.	36,120	3,643,063
Marathon Oil Corp.	59,980	3,650,383

		$17,379,737

Engineering – Construction – 0.7%
Fluor Corp.	6,840	$996,725
North American Energy Partners, Inc. (a)	58,420	791,591

		$1,788,316

Food & Beverages – 3.3%
Dean Foods Co. (l)	36,490	$943,631
Diamond Foods, Inc.	25,540	547,322

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
General Mills, Inc.	35,030	$1,996,710
Hain Celestial Group, Inc. (a)(l)	28,180	901,760
PepsiCo, Inc.	49,767	3,777,315

		$8,166,738

Food & Drug Stores – 1.0%
CVS Caremark Corp.	62,840	$2,497,890

Gaming & Lodging – 1.2%
International Game Technology	17,060	$749,446
Marriott International, Inc., “A”	16,930	578,667
Melco PBL Entertainment (Macau) Ltd., ADR (a)(l)	20,640	238,598
MGM Mirage (a)(l)	2,600	218,452
Penn National Gaming, Inc. (a)	5,310	316,211
Royal Caribbean Cruises Ltd. (l)	17,900	759,676

		$2,861,050

General Merchandise – 0.8%
99 Cents Only Stores (a)(l)	62,910	$500,764
Macy’s, Inc.	35,720	924,076
Stage Stores, Inc. (l)	37,050	548,340

		$1,973,180

Health Maintenance Organizations – 1.3%
UnitedHealth Group, Inc.	29,290	$1,704,678
WellPoint, Inc. (a)	17,280	1,515,974

		$3,220,652

Insurance – 4.4%
Allied World Assurance Co. Holdings Ltd.	32,390	$1,625,006
Chubb Corp.	49,000	2,674,420
Genworth Financial, Inc., “A”	28,960	737,032
Hartford Financial Services Group, Inc.	40,230	3,507,654
MetLife, Inc. (l)	22,780	1,403,704
Prudential Financial, Inc.	10,590	985,294

		$10,933,110

Internet – 1.6%
Google, Inc., “A” (a)	5,850	$4,045,158

Leisure & Toys – 1.2%
Ubisoft Entertainment S.A. (a)	28,544	$2,877,002

Machinery & Tools – 1.6%
Bucyrus International, Inc., “A”	10,440	$1,037,632
Eaton Corp.	19,920	1,931,244
Timken Co.	27,730	910,931

		$3,879,807

Major Banks – 5.2%
Bank of America Corp.	82,206	$3,391,820
Bank of New York Mellon Corp.	57,725	2,814,671
JPMorgan Chase & Co.	75,140	3,279,861
State Street Corp.	41,570	3,375,484

		$12,861,836

Medical & Health Technology & Services – 0.5%
MWI Veterinary Supply, Inc. (a)	29,180	$1,167,200

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.6%
Advanced Medical Optics, Inc. (a)(l)	44,010	$1,079,565
Aspect Medical Systems, Inc. (a)	81,840	1,145,760
Boston Scientific Corp. (a)	188,200	2,188,766
Cooper Cos., Inc. (l)	23,590	896,420
Cyberonics, Inc. (a)(l)	42,790	563,116
NxStage Medical, Inc. (a)(l)	36,990	561,138

		$6,434,765

Metals & Mining – 1.3%
BHP Billiton PLC	105,470	$3,245,806

Natural Gas – Distribution – 1.1%
Questar Corp.	25,480	$1,378,468
Sempra Energy	22,770	1,409,008

		$2,787,476

Natural Gas – Pipeline – 0.6%
Williams Cos., Inc.	44,190	$1,581,118

Network & Telecom – 2.4%
Cisco Systems, Inc. (a)	90,930	$2,461,475
NICE Systems Ltd., ADR (a)	33,810	1,160,359
Polycom, Inc. (a)	36,870	1,024,249
Sonus Networks, Inc. (a)(l)	212,450	1,238,584

		$5,884,667

Oil Services – 2.8%
Exterran Holdings, Inc. (a)(l)	8,880	$726,384
Halliburton Co.	45,900	1,740,069
National Oilwell Varco, Inc. (a)	8,990	660,405
Natural Gas Services Group, Inc. (a)	14,950	293,170
Noble Corp.	24,110	1,362,456
Schlumberger Ltd.	19,270	1,895,590
TETRA Technologies, Inc. (a)(l)	15,980	248,809

		$6,926,883

Other Banks & Diversified Financials – 2.7%
American Express Co.	66,320	$3,449,966
East West Bancorp, Inc. (l)	30,170	731,019
Euro Dekania Ltd. (a)(z)	100,530	1,388,960
Oaktree Capital Management LLC, “A” (a)(z)	31,600	1,027,000

		$6,596,945

Pharmaceuticals – 5.5%
Abbott Laboratories	80,030	$4,493,684
Bristol-Myers Squibb Co.	38,620	1,024,202
Medicis Pharmaceutical Corp., “A” (l)	28,540	741,184
Merck & Co., Inc.	106,130	6,167,214
Schering-Plough Corp.	46,670	1,243,289

		$13,669,573

Railroad & Shipping – 0.4%
Burlington Northern Santa Fe Corp.	11,530	$959,642

Real Estate – 1.7%
Mack-Cali Realty Corp., REIT (l)	76,510	$2,601,340
Maguire Properties, Inc., REIT (l)	51,630	1,521,536

		$4,122,876

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 0.9%
Panera Bread Co., “A” (a)(l)	22,160	$793,771
Red Robin Gourmet Burgers, Inc. (a)(l)	29,500	943,705
Texas Roadhouse, Inc., “A” (a)(l)	35,750	395,395

		$2,132,871

Specialty Chemicals – 1.0%
Air Products & Chemicals, Inc.	12,290	$1,212,163
Praxair, Inc.	15,500	1,375,005

		$2,587,168

Specialty Stores – 2.8%
CarMax, Inc. (a)(l)	31,310	$618,372
Dick’s Sporting Goods, Inc. (a)(l)	23,210	644,310
Ethan Allen Interiors, Inc. (l)	26,790	763,515
GameStop Corp., “A” (a)	15,040	934,134
Lowe’s Cos., Inc.	66,890	1,513,052
Nordstrom, Inc. (l)	23,110	848,830
Staples, Inc.	34,140	787,610
Urban Outfitters, Inc. (a)(l)	31,760	865,778

		$6,975,601

Telecommunications – Wireless – 0.6%
Rogers Communications, Inc., “B”	31,460	$1,434,100

Telephone Services – 2.8%
AT&T, Inc.	129,400	$5,377,864
Embarq Corp.	14,070	696,887
Qwest Communications International, Inc. (l)	128,710	902,257

		$6,977,008

Tobacco – 1.6%
Altria Group, Inc.	52,890	$3,997,426

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Trucking – 0.8%
FedEx Corp.	17,940	$1,599,710
Landstar System, Inc.	11,690	492,734

		$2,092,444

Utilities – Electric Power – 3.4%
American Electric Power Co., Inc.	33,460	$1,557,898
DPL, Inc. (l)	43,210	$1,281,176
Entergy Corp.	10,500	1,254,960
NRG Energy, Inc. (a)(l)	37,890	1,642,153
Public Service Enterprise Group, Inc.	14,800	1,453,952
Westar Energy, Inc. (l)	49,270	1,278,064

		$8,468,203

Total Common Stocks (Identified Cost, $233,255,455)		$246,077,334

REPURCHASE AGREEMENTS – 0.4%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $819,205 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$819,000	$819,000

COLLATERAL FOR SECURITIES LOANED – 11.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	29,197,715	$29,197,715

Total Investments (Identified Cost, $263,272,170) (k)		$276,094,049

OTHER ASSETS, LESS LIABILITIES – (11.8)%		(29,099,405)

Net Assets – 100.0%		$246,994,644

(a)	Non-income producing security.

(k)	As of December 31, 2007, the fund had 2 securities that were fair valued, aggregating $2,415,960 and 0.88% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

See Notes to Financial Statements

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Euro Dekania Ltd.	3/08/07-6/25/07	$1,412,164	$1,388,960
Oaktree Capital Management LLC, “A”	5/21/07-6/25/07	1,386,074	1,027,000
Total Restricted Securities			$2,415,960
% of Net Assets			1.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

REIT	Real Estate Investment Trust

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities compromising the total value of the fund.

At 12/31/07
Assets
Investments, at value including $31,343,662, of securities on loan (identified cost, $263,272,170)	$276,094,049
Cash	840
Receivable for investments sold	2,221
Receivable for fund shares sold	36,665
Interest and dividends receivable	324,440
Other assets	245,572
Total assets		$276,703,787
Liabilities
Payable for fund shares reacquired	$399,648
Collateral for securities loaned, at value (c)	29,197,715
Payable to affiliates
Management fee	20,421
Distribution fees	959
Administrative services fee	631
Payable for independent trustees’ compensation	831
Accrued expenses and other liabilities	88,938
Total liabilities		$29,709,143
Net assets		$246,994,644
Net assets consist of
Paid-in capital	$473,854,790
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,822,400
Accumulated net realized gain (loss) on investments and foreign currency transactions	(240,819,872)
Undistributed net investment income	1,137,326
Net Assets		$246,994,644
Shares of beneficial interest outstanding		14,961,816
Initial Class shares
Net assets	$212,062,576
Shares outstanding	12,834,616
Net asset value per share		$16.52
Service Class shares
Net assets	$34,932,068
Shares outstanding	2,127,200
Net asset value per share		$16.42

(c)	Non-cash collateral not included.

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net Investment income
Income
Dividends	$2,644,733
Interest	139,888
Foreign taxes withheld	(5,628)
Total investment income		$2,778,993
Expenses
Management fee	$1,387,895
Distribution fees	61,077
Administrative services fee	46,938
Independent trustees’ compensation	20,130
Custodian fee	40,411
Shareholder communications	13,757
Auditing fees	41,993
Legal fees	6,330
Miscellaneous	25,276
Total expenses		$1,643,807
Fees paid indirectly	(2,763)
Net expenses		$1,641,044
Net investment income		$1,137,949
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$21,841,492
Foreign currency transactions	5,346
Net realized gain (loss) on investments and foreign currency transactions		$21,846,838
Change in unrealized appreciation (depreciation)
Investments	$(15,615,033)
Translation of assets and liabilities in foreign currencies	602
Net unrealized gain (loss) on investments and foreign currency translation		$(15,614,431)
Net realized and unrealized gain (loss) on investments and foreign currency		$6,232,407
Change in net assets from operations		$7,370,356

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$1,137,949	$448,442
Net realized gain (loss) on investments and foreign currency transactions	21,846,838	13,310,173
Net unrealized gain (loss) on investments and foreign currency translation	(15,614,431)	(2,381,267)
Change in net assets from operations	$7,370,356	$11,377,348
Distributions declared to shareholders
From net investment income
Initial Class	$(379,068)	$(475,009)
Service Class	(40,124)	(48,229)
From net realized gain on investments
Initial Class	(9,027,459)	—
Service Class	(1,660,780)	—
Total distributions declared to shareholders	$(11,107,431)	$(523,238)
Change in net assets from fund share transactions	$158,033,591	$(8,856,099)
Total change in net assets	$154,296,516	$1,998,011
Net assets
At beginning of period	92,698,128	90,700,117
At end of period (including undistributed net investment income of $1,137,326 and $418,206, respectively)	$246,994,644	$92,698,128

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.13	$15.15	$14.32	$12.58	$9.92
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.08	$0.09	$0.09	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	1.99	0.84	1.74	2.67
Total from investment operations	$1.52	$2.07	$0.93	$1.83	$2.75
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.10)	$(0.09)	$(0.09)
From net realized gain on investments	(2.04)	—	—	—	—
Total distributions declared to shareholders	$(2.13)	$(0.09)	$(0.10)	$(0.09)	$(0.09)
Net asset value, end of period	$16.52	$17.13	$15.15	$14.32	$12.58
Total return (%) (k)(r)(s)	8.71	13.74	6.56	14.63 (b)	27.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.91	0.90	0.88	0.90
Expenses after expense reductions (f)	N/A	0.91	N/A	N/A	N/A
Net investment income	0.65	0.53	0.64	0.70	0.78
Portfolio turnover	156	122	92	97	147
Net assets at end of period (000 Omitted)	$212,063	$80,024	$80,710	$83,219	$80,059

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.05	$15.09	$14.25	$12.53	$9.89
Net investment income (d)	$0.07	$0.04	$0.06	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.39	1.98	0.84	1.72	2.65
Total from investment operations	$1.46	$2.02	$0.90	$1.78	$2.71
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.06)	$(0.06)	$(0.06)	$(0.07)
From net realized gain on investments	(2.04)	—	—	—	—
Total distributions declared to shareholders	$(2.09)	$(0.06)	$(0.06)	$(0.06)	$(0.07)
Net asset value, end of period	$16.42	$17.05	$15.09	$14.25	$12.53
Total return (%) (k)(r)(s)	8.40	13.44	6.39	14.29 (b)	27.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.15	1.13	1.15
Expenses after expense reductions (f)	N/A	1.16	N/A	N/A	N/A
Net investment income	0.41	0.29	0.39	0.45	0.53
Portfolio turnover	156	122	92	97	147
Net assets at end of period (000 Omitted)	$34,932	$12,675	$9,990	$9,916	$8,920

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Portfolio (formerly Core Equity Series) (the fund) is a fund of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $31,343,662. These loans were collateralized by cash of $29,197,715 and U.S. Treasury obligations of $2,934,576.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense,

16

Notes to Financial Statements – continued

respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$2,802,701	$523,238
Long-term capital gain	8,304,730	—
Total distributions	$11,107,431	$523,238

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$263,994,202
Gross appreciation	26,016,805
Gross depreciation	(13,916,958)
Net unrealized appreciation (depreciation)	$12,099,847
Undistributed ordinary income	1,137,326
Undistributed long-term capital gain	14,360,850
Capital loss carryforwards	(250,413,447)
Post-October capital loss deferral	(3,972,447)
Other temporary differences	(72,275)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/08	$(104,052,895)
12/31/09	(146,360,552)
Total	$(250,413,447)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS/Sun Life Capital Opportunities Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $2.5 billion. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

At the commencement of the period and until June 22, 2007, the investment adviser had agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses did

17

Notes to Financial Statements – continued

not exceed 0.95% for the Initial Class shares and 1.20% for the Service Class shares based on the average daily net assets of each respective class. Effective June 23, 2007, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that the total annual fund operating expenses does not exceed 0.85% for the Initial Class shares and 1.10% for the Service Class shares based on the average daily net assets of each respective class. This written agreement will continue through June 30, 2010 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0254% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $960.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $265,920,895 and $300,862,006, respectively.

18

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	135,706	$2,321,182	312,826	$5,003,198
Service Class	444,330	7,505,564	247,615	3,851,420
	580,036	$9,826,746	560,441	$8,854,618
Shares issued in connection with acquisition of Capital Opportunities Portfolio
Initial Class	10,188,505	$168,851,898
Service Class	1,066,978	17,592,510
	11,255,483	$186,444,408
Shares issued to shareholders in reinvestment of distributions
Initial Class	564,617	$9,406,527	30,391	$475,009
Service Class	102,526	1,700,904	3,096	48,229
	667,143	$11,107,431	33,487	$523,238
Shares reacquired
Initial Class	(2,725,655)	$(45,522,176)	(998,630)	$(15,593,079)
Service Class	(230,166)	(3,822,818)	(169,419)	(2,640,876)
	(2,955,821)	$(49,344,994)	(1,168,049)	$(18,233,955)
Net change
Initial Class	8,163,173	$135,057,431	(655,413)	$(10,114,872)
Service Class	1,383,668	22,976,160	81,292	1,258,773
	9,546,841	$158,033,591	(574,121)	$(8,856,099)

(6) Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $866 and $1,365, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of Capital Opportunities Series. The acquisition was accomplished by a tax-free exchange of 11,255,483 shares of the fund (valued at $186,444,408) for all of the assets and liabilities of Capital Opportunities Series. Capital Opportunities Series then distributed the shares of the fund that the Capital Opportunities Series received from the fund to its shareholders. Capital Opportunities Series net assets on that date were $186,444,408, including $19,738,552 of unrealized appreciation, $6,367 of accumulated net investment loss, and $262,544,692 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $281,997,884.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Core Equity Portfolio (formerly known as Core Equity Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Core Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

20

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

21

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

22

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Katrina Mead

23

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

24

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the management fee waiver and expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

25

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $8,304,730 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 36.05% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Research International Portfolio

(formerly Research International Series)

12/31/07

RSS-ANN

MFS® RESEARCH INTERNATIONAL PORTFOLIO

(formerly Research International Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
E.ON AG	3.0%
TOTAL S.A.	2.5%
Royal Dutch Shell PLC, “A’’	2.5%
Nestle S.A.	2.5%
Linde AG	2.3%
BHP Billiton PLC	2.2%
Bucyrus International, Inc., “A”	2.1%
Vodafone Group PLC	2.0%
Adidas AG	1.9%
Siemens AG	1.9%

Equity sectors
Financial Services	26.2%
Utilities & Communications	10.9%
Energy	9.6%
Basic Materials	8.1%
Consumer Staples	6.8%
Health Care	6.8%
Technology	6.0%
Industrial Goods & Services	5.7%
Autos & Housing	4.9%
Retailing	4.8%
Special Products & Services	4.3%
Leisure	3.0%
Transportation	1.5%

Country weightings
United Kingdom	16.1%
Germany	15.5%
Japan	13.2%
France	11.5%
Switzerland	8.4%
Italy	3.9%
Netherlands	3.3%
Australia	2.4%
Spain	2.3%
Other Countries	23.4%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Research International Portfolio (the “fund”) provided a total return of 13.15%, while Service Class shares provided a total return of 12.81%. These compare with a return of 11.63% for the fund’s benchmark, the MSCI EAFE Index. The fund’s other benchmark, the MSCI AC World Index ex U.S., generated a return of 17.12%.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Stock selection within the basic materials, utilities and communications, and energy sectors drove performance over the reporting period relative to the MSCI EAFE Index.

Within the basic materials sector, key contributors to performance included strong-performing steel producer Steel Authority of India(aa) (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany). Shares of Steel Authority of India aided performance as the company announced that profits rose for a sixth straight quarter. Company management expressed the belief that demand will grow at a double-digit rate as India and its neighbors continue to build infrastructure. At BHP Billiton, strong demand for a variety of metals commodities, spurred, in part, by the development of China and India, led to significant revenue and earnings upside.

Within the utilities and communications sector, power and gas company E.ON (Germany) helped performance over the reporting period. The company’s management announced that they may raise power prices due to increased global demand for energy. Management also reported growth and earnings above consensus estimates and announced that the company will probably complete, by June of 2008, the purchase of assets in Spain, Italy, and France from Endesa (Spain).

The energy sector also benefited relative performance. Shares of oil and gas exploration and production company Petroleo Brasileiro S.A.(aa) (Brazil) aided performance as the stock soared over the reporting period.

Stocks in other sectors that helped performance included industrial machinery manufacturer Bucyrus International(aa), health care products maker Bayer (Germany), sporting goods producer Adidas (Germany), and electronics and electrical engineering company Siemens (Germany). The management of Bucyrus International stated that global mining expansion and resurging machine orders should help to extend the company’s growth. Additionally, the company benefited during the period from its ahead-of-schedule integration of German mining company, DBT, and its ability to cross-sell DBT equipment to existing customers. Our avoidance of poor-performing car maker Toyota (Japan) was another positive factor.

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Stock selection in the financial services sector dampened performance relative to the benchmark over the reporting period. Several individual holdings within this sector were among the fund’s top detractors. These included financial services firms Royal Bank of Scotland (U.K.), Barclays (U.K.), Sumitomo Mitsui Financial (Japan), Credit Agricole (France), UBS (Switzerland),

3

Management review – continued

and Aeon Credit (Japan). Shares of Royal Bank of Scotland came under pressure during the period as the company announced writedowns due to slumping credit markets, the company’s exposure to the U.K. real estate market, leveraged loans, and exposure to the U.S. subprime mortgage market.

Negative stock selection within the autos and housing sector hurt results. Our positioning in tire manufacturer Bridgestone (Japan) was a drag on performance as the stock underperformed the benchmark during the reporting period.

Stocks in other sectors that detracted from performance included our decision not to hold strong-performing mining operator Rio Tinto (Australia) and mobile phone maker Nokia (Finland). The consequence of not holding Rio Tinto was exacerbated when BHP Billiton tendered a bid to acquire the company which drove the share price higher. Elsewhere, our positioning in consumer electronics manufacturer Funai Electric(aa) detracted from performance as the stock underperformed the benchmark.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its indices. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	13.15%	22.22%	10.70%
Service Class	8/24/01	12.81%	21.90%	10.51%

Comparative Index

MSCI EAFE (Europe, Australasia, Far East) Index (f)	11.63%	22.08%	7.72%
MSCI All Country World (ex-US) Index (f)	17.12%	24.52%	8.93%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998 through the stated period end. Index information is from May 1, 1998.

Index Definition

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	1.04%	$1,000.00	$1,025.20	$5.31
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30
Service Class	Actual	1.29%	$1,000.00	$1,023.90	$6.58
	Hypothetical (h)	1.29%	$1,000.00	$1,018.70	$6.56

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.6%
Aerospace – 0.7%
Finmeccanica S.p.A.	66,640	$2,112,244

Alcoholic Beverages – 1.2%
Heineken N.V.	58,760	$3,784,428

Apparel Manufacturers – 4.0%
Adidas AG	81,320	$6,054,822
Billabong International Ltd. (l)	84,153	1,093,491
LVMH Moet Hennessy Louis Vuitton S.A.	42,820	5,146,552

		$12,294,865

Automotive – 3.5%
Bayerische Motoren Werke AG (l)	47,110	$2,909,094
Bridgestone Corp. (l)	143,100	2,520,337
Compagnie Generale des Etablissements Michelin	22,850	2,622,516
Yamaha Motor Co. Ltd. (l)	117,500	2,845,075

		$10,897,022

Biotechnology – 0.4%
Actelion Ltd. (a)(l)	26,391	$1,202,641

Broadcasting – 3.0%
Antena 3 de Television S.A. (l)	72,224	$1,098,055
Grupo Televisa S.A., ADR (l)	101,440	2,411,229
WPP Group PLC	449,180	5,750,720

		$9,260,004

Brokerage & Asset Managers – 1.3%
EFG International	7,150	$287,351
Nomura Holdings, Inc. (l)	218,300	3,649,239

		$3,936,590

Business Services – 2.4%
Bunzl PLC	103,660	$1,453,290
Intertek Group PLC	91,900	1,801,785
JFE Shoji Holdings, Inc.	95,000	606,867
Mitsubishi Corp.	63,000	1,716,062
Mitsui & Co. Ltd.	45,000	954,722
Satyam Computer Services Ltd.	73,210	834,971

		$7,367,697

Chemicals – 0.7%
Makhteshim-Agan Industries Ltd. (a)	220,150	$2,012,815

Computer Software – 1.2%
SAP AG	48,560	$2,508,938
Trend Micro, Inc. (a)	36,000	1,288,994

		$3,797,932

Computer Software – Systems – 0.2%
HCL Technologies Ltd.	85,060	$711,405

Conglomerates – 1.9%
Siemens AG	38,470	$6,039,378

Construction – 1.4%
CRH PLC	48,540	$1,685,341
Geberit AG	20,593	2,807,529

		$4,492,870

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 2.9%
Henkel KGaA, IPS	36,420	$2,041,533
Kao Corp.	101,000	3,037,730
Kimberly-Clark de Mexico S.A. de C.V., “A”	321,260	1,408,454
Reckitt Benckiser Group PLC	45,220	2,612,310

		$9,100,027

Electrical Equipment – 1.9%
LS Industrial Systems Co. Ltd. (a)	12,520	$740,334
OMRON Corp.	101,100	2,392,981
Schneider Electric S.A. (l)	21,694	2,900,746

		$6,034,061

Electronics – 4.4%
ARM Holdings PLC	525,920	$1,289,294
Funai Electric Co. Ltd.	18,500	798,855
Konica Minolta Holdings, Inc.	54,000	950,451
Nippon Electric Glass Co. Ltd.	55,000	893,303
Ricoh Co. Ltd.	136,000	2,501,310
Royal Philips Electronics N.V.	68,870	2,984,677
Samsung Electronics Co. Ltd.	3,212	1,887,888
Taiwan Semiconductor Manufacturing Co. Ltd.	637,000	1,211,493
Venture Corp. Ltd.	143,000	1,252,201

		$13,769,472

Energy – Independent – 1.5%
INPEX Holdings, Inc.	173	$1,860,932
OMV AG	14,560	1,171,577
PTT Public Co. Ltd.	134,600	1,502,437

		$4,534,946

Energy – Integrated – 7.6%
OAO Gazprom, ADR	45,430	$2,558,247
Petroleo Brasileiro S.A., ADR	18,580	2,141,159
Royal Dutch Shell PLC, “A”	183,460	7,728,782
Statoil A.S.A.	111,950	3,461,405
TOTAL S.A.	93,440	7,754,549

		$23,644,142

Food & Beverages – 2.7%
Nestle S.A.	16,763	$7,681,035
Nong Shim Co. Ltd. (a)	2,660	550,673

		$8,231,708

Insurance – 2.3%
AXA (l)	126,380	$5,031,989
Old Mutual PLC	650,110	2,155,493

		$7,187,482

Internet – 0.2%
Universo Online S.A., IPS (a)	101,900	$680,188

Machinery & Tools – 3.1%
Bucyrus International, Inc., “A” (l)	66,640	$6,623,350
KOMATSU Ltd. (l)	106,300	2,874,142

		$9,497,492

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 14.4%
Australia & New Zealand Banking Group Ltd. (l)	96,400	$2,311,586
Barclays PLC	423,170	4,286,518
BNP Paribas	37,169	3,995,481
BOC Hong Kong Holdings Ltd.	1,550,500	4,284,943
Credit Agricole S.A.	143,768	4,822,804
DBS Group Holdings Ltd.	178,000	2,522,555
Deutsche Postbank AG	34,790	3,075,778
Erste Bank der Oesterreichischen Sparkassen AG	41,636	2,959,273
Royal Bank of Scotland Group PLC	537,543	4,832,584
Standard Bank Group Ltd.	102,620	1,502,734
Standard Chartered PLC	67,237	2,441,828
Sumitomo Mitsui Financial Group, Inc.	358	2,663,922
UniCredito Italiano S.p.A.	616,530	5,130,137

		$44,830,143

Metals & Mining – 4.0%
BHP Billiton PLC	226,900	$6,982,775
Companhia Vale do Rio Doce	65,700	2,147,692
Steel Authority of India Ltd.	453,331	3,253,124

		$12,383,591

Natural Gas – Distribution – 0.9%
Gaz de France (l)	26,840	$1,562,895
Tokyo Gas Co. Ltd.	262,000	1,223,244

		$2,786,139

Oil Services – 0.5%
Saipem S.p.A.	37,430	$1,488,168

Other Banks & Diversified Financials – 7.0%
Aeon Credit Service Co. Ltd.	97,100	$1,435,474
Anglo Irish Bank Corp. PLC	116,020	1,848,982
Bank of Cyprus Public Co. Ltd.	87,610	1,607,805
CSU Cardsystem S.A. (a)	92,910	298,588
First City Monument Bank PLC	1,952,690	312,695
Fortis, Inc. (a)	67,750	991
Fortis, Inc.	95,870	2,491,394
Hana Financial Group, Inc.	41,490	2,245,967
Macquarie Group Ltd. (l)	42,154	2,793,952
ORIX Corp.	8,670	1,449,847
UBS AG	85,508	3,970,941
Unione di Banche Italiane Scpa	121,316	3,339,414

		$21,796,050

Pharmaceuticals – 6.4%
Astellas Pharma, Inc.	46,700	$2,035,796
Bayer AG	40,030	3,649,716
Merck KGaA	31,000	3,982,236
Novartis AG	100,200	5,458,719
Roche Holding AG	27,770	4,783,420

		$19,909,887

Precious Metals & Minerals – 0.4%
Paladin Resources Ltd. (a)(l)	235,056	$1,381,477

Railroad & Shipping – 1.0%
East Japan Railway Co.	389	$3,194,331

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – 1.2%
CapitaLand Ltd.	597,000	$2,566,862
Hypo Real Estate Holding AG (l)	23,850	1,240,767

		$3,807,629

Specialty Chemicals – 3.0%
Akzo Nobel N.V.	24,400	$1,943,073
Linde AG	55,190	7,268,844

		$9,211,917

Specialty Stores – 0.8%
Kingfisher PLC	514,090	$1,480,365
NEXT PLC	35,240	1,130,329

		$2,610,694

Telecommunications – Wireless – 3.4%
America Movil S.A.B. de C.V., “L”, ADR	31,910	$1,958,955
MTN Group Ltd.	40,170	752,693
Philippine Long Distance Telephone Co.	8,700	666,095
Rogers Communications, Inc., “B”	21,150	964,120
Vodafone Group PLC	1,667,470	6,214,682

		$10,556,545

Telephone Services – 3.0%
Telefonica S.A.	183,690	$5,936,348
Telenor A.S.A.	95,290	2,252,563
TELUS Corp.	19,470	975,325

		$9,164,236

Trucking – 0.5%
TNT N.V.	33,870	$1,409,418
Yamato Holdings Co. Ltd.	11,000	158,627

		$1,568,045

Utilities – Electric Power – 3.6%
E.ON AG	43,710	$9,280,762
SUEZ S.A. (a)	28,591	1,938,046

		$11,218,808

Total Common Stocks (Identified Cost, $260,755,128)		$306,497,069

SHORT-TERM OBLIGATIONS – 0.8%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$2,308,000	$2,307,736

COLLATERAL FOR SECURITIES LOANED – 10.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	33,473,417	$33,473,417

Total Investments (Identified Cost, $296,536,281) (k)		$342,278,222

OTHER ASSETS, LESS LIABILITIES – (10.2)%		(31,544,254)

Net Assets – 100.0%		$310,733,968

8

Portfolio of Investments – continued

(a)	Non-income producing security.

(k)	As of December 31, 2007, the series had 26 securities that were fair valued, aggregating $39,920,760 and 11.66% of market value, in accordance with the policies adopted by the Board of Trustees.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value including $32,096,508 of securities on loan (identified cost, $296,536,281)	$342,278,222
Cash	1,472
Foreign currency, at value (identified cost, $3,032,959)	3,045,780
Receivable for investments sold	44,450
Receivable for fund shares sold	2,421
Interest and dividends receivable	329,546
Other assets	10,130
Total assets		$345,712,021
Liabilities
Payable for investments purchased	$803,620
Payable for fund shares reacquired	189,626
Collateral for securities loaned, at value (c)	33,473,417
Payable to affiliates
Management fee	30,693
Distribution fees	5,549
Administrative services fee	797
Payable for independent trustees’ compensation	628
Accrued expenses and other liabilities	473,723
Total liabilities		$34,978,053
Net assets		$310,733,968
Net assets consist of
Paid-in capital	$227,808,351
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $409,212 deferred country tax)	45,344,837
Accumulated net realized gain (loss) on investments and foreign currency transactions	33,812,139
Undistributed net investment income	3,768,641
Net assets		$310,733,968
Shares of beneficial interest outstanding		15,709,808
Initial Class shares
Net assets	$108,166,956
Shares outstanding	5,429,739
Net asset value per share		$19.92
Service Class shares
Net assets	$202,567,012
Shares outstanding	10,280,069
Net asset value per share		$19.70

(c)	Non-cash collateral not included.

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$8,036,456
Income on securities loaned	276,357
Interest	70,773
Foreign taxes withheld	(682,975)
Total investment income		$7,700,611
Expenses
Management fee	$2,738,828
Distribution fees	464,562
Administrative services fee	79,719
Independent trustees’ compensation	25,944
Custodian fee	267,379
Shareholder communications	28,352
Auditing fees	48,320
Legal fees	5,950
Miscellaneous	39,400
Total expenses		$3,698,454
Fees paid indirectly	(1,712)
Net expenses		$3,696,742
Net investment income		$4,003,869
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $139,261 country tax)	$34,891,582
Foreign currency transactions	(145,123)
Net realized gain (loss) on investments and foreign currency transactions		$34,746,459
Change in unrealized appreciation (depreciation)
Investments (net of $400,452 increase in deferred country tax)	$(2,106,559)
Translation of assets and liabilities in foreign currencies	11,559
Net unrealized gain (loss) on investments and foreign currency translation		$(2,095,000)
Net realized and unrealized gain (loss) on investments and foreign currency		$32,651,459
Change in net assets from operations		$36,655,328

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$4,003,869	$2,439,036
Net realized gain (loss) on investments and foreign currency transactions	34,746,459	33,889,501
Net unrealized gain (loss) on investments and foreign currency translation	(2,095,000)	18,896,075
Change in net assets from operations	$36,655,328	$55,224,612
Distributions declared to shareholders
From net investment income
Initial Class	$(1,348,290)	$(1,271,028)
Service class	(1,714,493)	(1,111,844)
From net realized gain on investments
Initial Class	(13,244,493)	(6,698,659)
Service class	(19,773,948)	(6,785,735)
Total distributions declared to shareholders	$(36,081,224)	$(15,867,266)
Change in net assets from fund share transactions	$34,657,431	$50,317,686
Total change in net assets	$35,231,535	$89,675,032
Net assets
At beginning of period	275,502,433	185,827,401
At end of period (including undistributed net investment income of $3,768,641 and $2,361,514, respectively)	$310,733,968	$275,502,433

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.94	$16.74	$14.48	$12.01	$9.03
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.22	$0.17	$0.14	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	2.21	4.30	2.21	2.39	2.96
Total from investment operations	$2.51	$4.52	$2.38	$2.53	$3.04
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.12)	$(0.06)	$(0.06)
From net realized gain on investments and foreign currency transactions	(2.30)	(1.11)	—	—	—
Total distributions declared to shareholders	$(2.53)	$(1.32)	$(0.12)	$(0.06)	$(0.06)
Net asset value, end of period	$19.92	$19.94	$16.74	$14.48	$12.01
Total return (%) (k)(s)	13.15	27.47	16.56	21.20	33.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.06	1.13	1.12	1.10	1.30
Net investment income	1.51	1.23	1.11	1.11	0.83
Portfolio turnover	68	80	83	102	97
Net assets at end of period (000 Omitted)	$108,167	$119,534	$95,752	$86,526	$74,262

See Notes to Financial Statements

13

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.77	$16.61	$14.39	$11.95	$9.00
Net investment income (d)	$0.23	$0.16	$0.12	$0.10	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.20	4.29	2.19	2.39	2.96
Total from investment operations	$2.43	$4.45	$2.31	$2.49	$2.99
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.18)	$(0.09)	$(0.05)	$(0.04)
From net realized gain on investments and foreign currency transactions	(2.30)	(1.11)	—	—	—
Total distributions declared to shareholders	$(2.50)	$(1.29)	$(0.09)	$(0.05)	$(0.04)
Net asset value, end of period	$19.70	$19.77	$16.61	$14.39	$11.95
Total return (%) (k)(s)	12.81	27.25	16.19	20.96	33.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.31	1.38	1.37	1.36	1.57
Net investment income	1.19	0.89	0.78	0.78	0.33
Portfolio turnover	68	80	83	102	97
Net assets at end of period (000 Omitted)	$202,567	$155,969	$90,076	$61,087	$27,282

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Portfolio (formerly Research International Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

15

Notes to Financial Statements – continued

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $32,096,508. These loans were collateralized by cash of $33,473,417 and U.S. Treasury obligations of $2,167.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

16

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$16,507,896	$4,590,713
Long-term capital gain	19,573,328	11,276,553
Total distributions	$36,081,224	$15,867,266

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$297,510,738
Gross appreciation	55,213,968
Gross depreciation	(10,446,484)
Net unrealized appreciation (depreciation)	$44,767,484

Undistributed ordinary income	$14,454,258
Undistributed long-term capital gain	24,126,380
Other temporary differences	(422,505)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.90% of the fund’s average net assets.

Effective September 1, 2007 the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.10% for the Initial Class shares and 1.35% for the Service Class shares, based on the average daily net assets of each share class. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of

17

Notes to Financial Statements – continued

the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board and Committee chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $1,526.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $207,436,576 and $206,265,823, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	259,829	$5,250,023	724,258	$13,183,034
Service Class	1,993,622	39,073,516	2,578,912	46,665,150
	2,253,451	$44,323,539	3,303,170	$59,848,184
Shares issued to shareholders in reinvestment of distributions
Initial Class	765,222	$14,592,782	423,469	$7,969,687
Service Class	1,137,556	21,488,442	422,783	7,897,579
	1,902,778	$36,081,224	846,252	$15,867,266
Shares reacquired
Initial Class	(1,589,072)	$(31,360,976)	(874,788)	$(15,901,318)
Service Class	(742,158)	(14,386,356)	(532,402)	(9,496,446)
	(2,331,230)	$(45,747,332)	(1,407,190)	$(25,397,764)
Net change
Initial Class	(564,021)	$(11,518,171)	272,939	$5,251,403
Service Class	2,389,020	46,175,602	2,469,293	45,066,283
	1,824,999	$34,657,431	2,742,232	$50,317,686

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $1,452 and $7,724, respectively, and are included in miscellaneous expense on the Statement of Operations.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Research International Portfolio (formerly known as Research International Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research International Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

19

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001	Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001	Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

20

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

21

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Jose Luis Garcia Thomas Melendez

22

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

23

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to reduce the expense limitation for the Fund to 1.10% for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

24

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $19,573,328 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $5,518,397. The fund intends to pass through foreign tax credits of $489,512 for the fiscal year.

25

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Total Return Portfolio

(formerly Total Return Series)

12/31/07

TRS-ANN

MFS® TOTAL RETURN PORTFOLIO

(formerly Total Return Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio Structure (i)

Top ten holdings (i)
Fannie Mae, 5.5%, 30 years	3.9%
U.S. Treasury Notes, 4.875%, 2009	2.2%
Fannie Mae, 6.0%, 30 years	2.1%
Exxon Mobil Corp.	2.0%
Altria Group, Inc.	1.7%
Lockheed Martin Corp.	1.5%
U.S. Treasury Notes, 5.625%, 2008	1.3%
U.S. Treasury Bonds, 5.375%, 2031	1.2%
U.S. Treasury Notes, 5.125%, 2011	1.2%
TOTAL S.A., ADR	1.2%

Equity sectors
Financial Services	15.0%
Energy	8.2%
Utilities & Communications	6.6%
Health Care	5.8%
Consumer Staples	5.5%
Industrial Goods & Services	4.8%
Retailing	3.3%
Technology	2.8%
Basic Materials	2.0%
Leisure	1.8%
Autos & Housing	1.7%
Transportation	0.7%
Special Products & Services	0.4%

Fixed income sectors (i)
Mortgage-Backed Securities	15.1%
U.S. Treasury Securities	10.4%
High Grade Corporates	9.0%
Commercial Mortgage-Backed Securities	2.2%
U.S. Government Agencies	1.6%
Non-U.S. Government Bonds	0.8%
Asset-Backed Securities	0.5%
Emerging Market Bonds	0.3%
High Yield Corporates	0.2%
Municipal Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%
Collateralized Debt Obligations (o)	0.0%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(o)	Less than 0.1%

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Total Return Portfolio (the “fund”) provided a total return of 4.32%, while Service Class shares provided a total return of 4.07%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), generated a total return of 6.97%.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Within the equity portion of the fund, an overweighted position in the poor-performing financial services sector held back performance relative to the S&P 500 Index. Insurance companies, Genworth Financial, Conseco(aa), and Allstate, along with mortgage lending firm Countrywide Financial(g) and electronic brokerage firm E*TRADE Financial, were among the fund’s top detractors.

Stock selection and an underweighted position in the technology sector also dampened relative performance. Telecommunications equipment manufacturer Nortel Networks(aa) was a top detractor. We believe Nortel’s weaker-than-expected fundamentals and management’s inability to turn the business around contributed to the decline of the company’s stock price. Not holding strong-performing computer and personal electronics maker Apple also hurt investment results.

In the health care sector, security selection detracted from relative returns. No individual securities within this sector were among the fund’s top detractors for the period.

Elsewhere, retailer Macy’s, home improvement products maker Masco, and media titan The New York Times held back relative performance. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited decreased housing starts.

Within the fixed income portion of the fund, our exposure to bonds in the financial sector and to structured products, particularly commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), held back performance relative to the Lehman Index as these securities suffered from the recent turmoil in the subprime mortgage market.

Credit quality, particularly holdings of lower-quality “BBB”(s) rated securities, detracted from performance as credit spreads widened over the reporting period.

Contributors to performance

Within the equity portion of the fund, stock selection and an overweighted position in the strong-performing energy sector boosted performance relative to the S&P 500 Index. Global integrated energy company Hess, and oil and gas producers, Anadarko Petroleum, Devon Energy, and Apache, were all strong contributors over the reporting period. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Management review – continued

A strong showing in the basic materials sector was principally due to stock selection. Packaging manufacturer Owens-Illinois(aa)(g) was a top contributor within this sector. The company reported quarterly earnings that exceeded consensus expectations. The firm attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

Elsewhere, agricultural equipment manufacturer Deere & Co. and global financial services provider Bank of New York Mellon were top contributors. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period which pushed its shares up in excess of the market. Not holding poor-performing financial services firm Wachovia and cable services provider Comcast benefited results, while our small positioning in insurance company American International Group, which struggled during the reporting period, also helped.

During the reporting period, currency exposure in the equity portion of the fund was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Within the fixed income portion of the fund, our defensive positioning in shorter duration(d) corporate bond holdings, relative to the Lehman Index, and our positioning in U.S. Treasury securities, boosted relative performance as credit spreads widened.

The fund generated a higher level of income over the reporting period which also benefited relative results.

Respectfully,

Brooks Taylor	Nevin Chitkara	William Douglas	Steven Gorham
Porfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Gregory Locraft	Michael Roberge
Portfolio Manager	Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	5/11/88	4.32%	9.51%	7.19%
Service Class	8/24/01	4.07%	9.23%	7.02%

Comparative Indices

Standard & Poor’s 500 Stock Index (f)	5.49%	12.83%	5.91%
Lehman Brothers U.S. Aggregate Bond Index (f)	6.97%	4.42%	5.97%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Lehman Brothers U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.70%	$1,000.00	$984.80	$3.50
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
Service Class	Actual	0.95%	$1,000.00	$983.70	$4.75
	Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 58.6%
Aerospace – 2.7%
Lockheed Martin Corp.	289,140	$30,434,876
Northrop Grumman Corp.	85,090	6,691,478
Raytheon Co.	16,360	993,052
United Technologies Corp.	215,430	16,489,012

		$54,608,418

Alcoholic Beverages – 0.6%
Diageo PLC	538,712	$11,531,378

Apparel Manufacturers – 0.6%
NIKE, Inc., “B”	174,460	$11,207,310

Automotive – 0.7%
Bayerische Motoren Werke AG	32,430	$2,002,588
Harley-Davidson, Inc.	62,190	2,904,895
Johnson Controls, Inc.	228,400	8,231,536

		$13,139,019

Biotechnology – 0.4%
Amgen, Inc. (a)	83,620	$3,883,313
Genzyme Corp. (a)	58,850	4,380,794

		$8,264,107

Broadcasting – 0.7%
Citadel Broadcasting Corp. (l)	4,448	$9,163
E.W. Scripps Co., “A” (l)	79,500	3,578,295
Omnicom Group, Inc.	117,750	5,596,658
Walt Disney Co.	94,000	3,034,320
WPP Group PLC	129,310	1,655,518

		$13,873,954

Brokerage & Asset Managers – 2.8%
Bear Stearns Cos., Inc. (l)	95,130	$8,395,223
E*TRADE Financial Corp. (a)(l)	484,870	1,721,289
Franklin Resources, Inc.	67,840	7,762,931
Goldman Sachs Group, Inc.	73,230	15,748,112
KKR Private Equity Investments LP, IEU (z)	75,810	1,376,710
Legg Mason, Inc.	41,580	3,041,577
Lehman Brothers Holdings, Inc.	164,120	10,740,013
Merrill Lynch & Co., Inc.	137,330	7,371,874

		$56,157,729

Business Services – 0.4%
Accenture Ltd., “A”	129,330	$4,659,760
Automatic Data Processing, Inc.	25,980	1,156,889
Fidelity National Information Services, Inc.	67,940	2,825,625

		$8,642,274

Cable TV – 0.3%
Time Warner Cable, Inc. (a)	194,400	$5,365,440

Chemicals – 0.9%
3M Co.	51,860	$4,372,835
Dow Chemical Co.	33,670	1,327,271
PPG Industries, Inc.	168,710	11,848,503
Syngenta AG	4,540	1,151,913

		$18,700,522

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – 0.5%
Oracle Corp. (a)	448,330	$10,123,291

Computer Software – Systems – 1.3%
Hewlett-Packard Co.	193,070	$9,746,174
International Business Machines Corp.	149,200	16,128,520

		$25,874,694

Construction – 0.8%
D.R. Horton, Inc.	298,960	$3,937,303
Masco Corp.	280,580	6,063,334
Sherwin-Williams Co.	28,910	1,677,936
Toll Brothers, Inc. (a)(l)	227,540	4,564,452

		$16,243,025

Consumer Goods & Services – 1.1%
Clorox Co.	89,380	$5,824,895
Procter & Gamble Co.	219,300	16,101,006

		$21,925,901

Containers – 0.0%
Smurfit-Stone Container Corp. (a)	61,080	$645,005

Electrical Equipment – 1.4%
General Electric Co.	389,670	$14,445,067
Rockwell Automation, Inc.	38,890	2,681,854
W.W. Grainger, Inc.	85,710	7,501,339
WESCO International, Inc. (a)(l)	110,150	4,366,346

		$28,994,606

Electronics – 0.8%
Flextronics International Ltd. (a)	268,040	$3,232,562
Intel Corp.	438,670	11,694,942
Samsung Electronics Co. Ltd., GDR	6,519	1,891,908

		$16,819,412

Energy – Independent – 2.4%
Anadarko Petroleum Corp.	137,860	$9,056,023
Apache Corp.	146,370	15,740,630
CONSOL Energy, Inc.	15,500	1,108,560
Devon Energy Corp.	150,720	13,400,515
EOG Resources, Inc.	35,260	3,146,955
Sunoco, Inc.	54,460	3,945,082
Ultra Petroleum Corp. (a)	27,290	1,951,235

		$48,349,000

Energy – Integrated – 5.6%
Chevron Corp.	74,617	$6,964,005
ConocoPhillips	63,380	5,596,454
Exxon Mobil Corp.	429,416	40,231,985
Hess Corp.	236,670	23,870,536
Marathon Oil Corp.	150,040	9,131,434
Royal Dutch Shell PLC, ADR	26,450	2,227,090
TOTAL S.A., ADR	289,410	23,905,266

		$111,926,770

Food & Beverages – 2.1%
General Mills, Inc.	201,560	$11,488,920

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – continued
Kellogg Co.	139,750	$7,327,093
Nestle S.A.	30,798	14,112,063
PepsiCo, Inc.	110,520	8,388,468

		$41,316,544

Food & Drug Stores – 1.2%
CVS Caremark Corp.	286,492	$11,388,057
Kroger Co.	114,210	3,050,549
Safeway, Inc.	186,390	6,376,402
Walgreen Co.	98,810	3,762,685

		$24,577,693

Forest & Paper Products – 0.3%
AbitibiBowater, Inc. (a)(l)	61,890	$1,275,553
MeadWestvaco Corp. (l)	119,200	3,730,960

		$5,006,513

Furniture & Appliances – 0.2%
Jarden Corp. (a)(l)	119,120	$2,812,423
Whirlpool Corp. (l)	24,210	1,976,262

		$4,788,685

Gaming & Lodging – 0.6%
Royal Caribbean Cruises Ltd. (l)	290,990	$12,349,616

General Merchandise – 1.0%
Macy’s, Inc.	589,920	$15,261,230
Wal-Mart Stores, Inc.	79,290	3,768,654

		$19,029,884

Health Maintenance Organizations – 1.2%
UnitedHealth Group, Inc.	129,200	$7,519,440
WellPoint, Inc. (a)	177,790	15,597,517

		$23,116,957

Insurance – 4.5%
Allstate Corp.	452,980	$23,659,145
Ambac Financial Group, Inc. (l)	68,180	1,756,999
American International Group, Inc.	43,540	2,538,382
Chubb Corp.	44,530	2,430,447
Conseco, Inc. (a)(l)	336,810	4,230,334
Genworth Financial, Inc., “A”	712,000	18,120,400
Hartford Financial Services Group, Inc.	129,000	11,247,510
Max Capital Group Ltd.	112,850	3,158,672
Mbia, Inc. (l)	56,350	1,049,801
MetLife, Inc.	208,180	12,828,052
Principal Financial Group, Inc.	31,680	2,180,851
Prudential Financial, Inc.	31,900	2,967,976
Travelers Cos., Inc.	95,990	5,164,262

		$91,332,831

Internet – 0.0%
Yahoo!, Inc. (a)	40,780	$948,543

Leisure & Toys – 0.1%
Polaris Industries, Inc. (l)	43,310	$2,068,919

Machinery & Tools – 0.7%
Deere & Co.	54,460	$5,071,315
Eaton Corp.	13,830	1,340,819

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Machinery & Tools – continued
Kennametal, Inc.	51,560	$1,952,062
Timken Co.	196,160	6,443,856

		$14,808,052
Major Banks – 4.8%
Bank of America Corp.	560,750	$23,136,545
Bank of New York Mellon Corp.	473,149	23,070,745
Huntington Bancshares, Inc.	115,350	1,702,566
JPMorgan Chase & Co.	420,882	18,371,499
PNC Financial Services Group, Inc.	156,790	10,293,264
State Street Corp.	104,220	8,462,664
SunTrust Banks, Inc.	175,060	10,939,499

		$95,976,782

Medical & Health Technology & Services – 0.1%
DaVita, Inc. (a)	34,650	$1,952,528
Omnicare, Inc. (l)	43,320	988,129

		$2,940,657

Medical Equipment – 0.5%
Advanced Medical Optics, Inc. (a)	83,000	$2,035,990
Boston Scientific Corp. (a)	332,960	3,872,325
Cooper Cos., Inc. (l)	36,560	1,389,280
Pall Corp.	63,600	2,564,352

		$9,861,947

Metals & Mining – 0.3%
Allegheny Technologies, Inc.	23,220	$2,006,208
BHP Billiton PLC	85,060	2,617,694
Century Aluminum Co. (a)	37,870	2,042,708

		$6,666,610

Natural Gas – Distribution – 0.4%
Sempra Energy	113,470	$7,021,524

Natural Gas – Pipeline – 0.4%
Williams Cos., Inc.	249,000	$8,909,220

Network & Telecom – 0.2%
Motorola, Inc.	107,670	$1,727,027
Nortel Networks Corp. (a)(l)	94,749	1,429,762

		$3,156,789

Oil Services – 0.2%
Halliburton Co.	54,340	$2,060,029
Noble Corp.	47,530	2,685,920

		$4,745,949

Other Banks & Diversified Financials – 2.9%
American Express Co.	150,700	$7,839,414
Citigroup, Inc.	556,783	16,391,692
Fannie Mae	297,540	11,895,649
Freddie Mac	93,390	3,181,797
New York Community Bancorp, Inc. (l)	409,790	7,204,108
UBS AG	138,398	6,427,121
UBS AG	109,730	5,047,580

		$57,987,361

Pharmaceuticals – 3.6%
Abbott Laboratories	45,080	$2,531,242

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Pharmaceuticals – continued
Eli Lilly & Co.	58,630	$3,130,256
GlaxoSmithKline PLC	82,580	2,095,619
Johnson & Johnson	304,840	20,332,828
Merck & Co., Inc.	269,440	15,657,158
Merck KGaA	25,580	3,285,987
Pfizer, Inc.	82,740	1,880,680
Warner Chilcott Ltd., “A” (a)(l)	89,080	1,579,388
Wyeth	469,940	20,766,649

		$71,259,807

Printing & Publishing – 0.1%
New York Times Co., “A” (l)	94,780	$1,661,493

Railroad & Shipping – 0.5%
Burlington Northern Santa Fe Corp.	70,580	$5,874,373
Norfolk Southern Corp.	67,480	3,403,691

		$9,278,064

Specialty Chemicals – 0.5%
Air Products & Chemicals, Inc.	74,010	$7,299,606
Praxair, Inc.	24,050	2,133,476

		$9,433,082

Specialty Stores – 0.5%
Advance Auto Parts, Inc.	22,160	$841,858
Lowe’s Cos., Inc.	25,040	566,405
Staples, Inc.	380,600	8,780,442

		$10,188,705

Telecommunications – Wireless – 0.3%
Sprint Nextel Corp.	185,490	$2,435,484
Vodafone Group PLC, ADR	115,437	4,308,109

		$6,743,593

Telephone Services – 2.7%
AT&T, Inc.	478,586	$19,890,034
Embarq Corp.	238,899	11,832,667
Qwest Communications International, Inc. (l)	1,531,970	10,739,110
TELUS Corp.	59,420	2,976,569
TELUS Corp. (non-voting shares)	77,801	3,784,615
Verizon Communications, Inc.	97,950	4,279,436

		$53,502,431

Tobacco – 1.7%
Altria Group, Inc.	462,690	$34,970,110

Trucking – 0.2%
United Parcel Service, Inc., “B”	57,150	$4,041,648

Utilities – Electric Power – 2.8%
American Electric Power Co., Inc.	94,390	$4,394,798
Dominion Resources, Inc.	103,748	4,922,843
DPL, Inc. (l)	144,100	4,272,565
Entergy Corp.	26,830	3,206,722
FPL Group, Inc.	185,590	12,579,290
NRG Energy, Inc. (a)(l)	137,540	5,960,984
Pepco Holdings, Inc.	84,720	2,484,838
PG&E Corp.	132,900	5,726,661
PPL Corp.	25,520	1,329,337
Public Service Enterprise Group, Inc.	109,090	10,717,002

		$55,595,040

Total Common Stocks (Identified Cost, $1,017,276,447)		$1,175,676,904

Issuer	Shares/Par	Value ($)

BONDS – 39.9%
Agency – Other – 0.0%
Financing Corp., 9.65%, 2018	$490,000	$697,961

Asset Backed & Securitized – 2.7%
Banc of America Commercial Mortgage, Inc., FRN, 5.482%, 2049	$448,627	$442,321
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	1,850,000	1,480,000
BlackRock Capital Finance LP, 7.75%, 2026 (n)	170,910	160,827
Chase Commercial Mortgage Securities Corp., 7.543%, 2032	315,569	318,718
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	22,990	22,831
Countrywide Asset-Backed Certificates, FRN, 4.823%, 2035	421,724	418,970
Countrywide Asset-Backed Certificates, FRN, 5.689%, 2046	1,120,000	1,044,289
Credit Suisse Commercial Mortgage Trust, 5.509%, 2039	1,449,204	1,425,705
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	893,965	868,289
CRIIMI MAE Commercial Mortgage Trust, CDO, 7%, 2033 (n)	102,262	102,990
Falcon Franchise Loan LLC, 7.382%, 2010 (n)	45,143	44,651
GE Commercial Mortgage Corp., FRN, 5.339%, 2044	1,330,000	1,310,396
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,316,000	1,073,136
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	1,644,482	1,624,080
Greenwich Capital Commercial Funding Corp., FRN, 5.317%, 2036	625,465	636,518
JPMorgan Chase Commercial Mortgage Securities Corp., 4.78%, 2042	1,620,000	1,524,530
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,012,000	1,026,840
JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, 2047	2,020,000	1,971,632
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.21%, 2041	1,985,000	2,017,342
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	2,420,000	2,447,237
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	2,350,000	2,378,704
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.875%, 2045	2,420,000	2,517,919
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	2,097,327	2,038,391
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.532%, 2047	933,070	767,042
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2017	999,000	895,301
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.477%, 2039	1,140,000	1,134,430
Morgan Stanley Capital I, Inc., 5.168%, 2042	859,244	842,751

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securities – continued
Morgan Stanley Capital I, Inc., FRN, 0.522%, 2030 (i)(n)	$52,931,153	$447,956
Multi-Family Capital Access One, Inc., 6.65%, 2024	238,621	239,380
Nomura Asset Securities Corp., FRN, 9.779%, 2027 (z)	2,598,672	2,896,902
Residential Asset Mortgage Products, Inc., FRN, 4.97%, 2034	931,000	890,026
Residential Asset Mortgage Products, Inc., 4.109%, 2035	446,047	442,364
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	1,405,000	1,289,657
Spirit Master Funding LLC, 5.05%, 2023 (z)	1,604,990	1,574,527
Structured Asset Securities Corp., FRN, 4.67%, 2035	2,083,008	2,080,003
Wachovia Bank Commercial Mortgage Trust, 4.75%, 2044	2,500,000	2,348,198
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	2,000,000	1,928,080
Wachovia Bank Commercial Mortgage Trust, FRN, 5.083%, 2042	2,033,724	1,986,901
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	659,000	575,477
Wachovia Bank Commercial Mortgage Trust, FRN, 5.466%, 2045	2,205,000	2,178,816
Wachovia Bank Commercial Mortgage Trust, FRN, 5.961%, 2045	1,660,000	1,700,358
Wachovia Bank Commercial Mortgage Trust, FRN, 5.795%, 2045	1,710,000	1,716,831
Wachovia Bank Commercial Mortgage Trust, FRN, 5.776%, 2047	1,181,000	978,084

		$53,809,400

Automotive – 0.1%
Johnson Controls, Inc., 5.5%, 2016	$1,608,000	$1,584,424

Broadcasting – 0.2%
CBS Corp., 6.625%, 2011	$1,595,000	$1,654,380
News America Holdings, 8.5%, 2025	1,154,000	1,375,206
News America, Inc., 6.2%, 2034	476,000	469,236

		$3,498,822

Brokerage & Asset Managers – 0.5%
Goldman Sachs Group, Inc., 5.625%, 2017	$2,111,000	$2,061,552
Lehman Brothers Holdings, Inc., 6.5%, 2017	2,100,000	2,124,900
Merrill Lynch & Co., Inc., 6.05%, 2016	1,388,000	1,363,809
Merrill Lynch & Co., Inc., 6.11%, 2037	1,440,000	1,271,794
Morgan Stanley, 5.75%, 2016	1,145,000	1,129,848
Morgan Stanley Group, Inc., 6.75%, 2011	1,530,000	1,603,657

		$9,555,560

Building – 0.1%
CRH America, Inc., 6.95%, 2012	$1,847,000	$1,953,040

Issuer	Shares/Par	Value ($)

BONDS – continued
Business Services – 0.1%
Xerox Corp., 5.5%, 2012	$920,000	$935,288
Xerox Corp., 6.4%, 2016	470,000	480,943

		$1,416,231

Cable TV – 0.2%
Cox Communications, Inc., 4.625%, 2013	$1,624,000	$1,553,697

Time Warner Entertainment Co. LP, 8.375%, 2033	1,330,000	1,602,129

		$3,155,826

Conglomerates – 0.1%
General Electric Co., 5.25%, 2017	$940,000	$937,994
Kennametal, Inc., 7.2%, 2012	1,780,000	1,934,358

		$2,872,352

Consumer Goods & Services – 0.2%
Fortune Brands, Inc., 5.125%, 2011	$1,671,000	$1,667,610
Western Union Co., 5.4%, 2011	2,300,000	2,317,597

		$3,985,207

Defense Electronics – 0.0%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$753,000	$731,182

Electronics – 0.1%
Tyco Electronics Ltd., 6.55%, 2017 (n)	$1,492,000	$1,534,628

Emerging Market Quasi-Sovereign – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	$1,130,000	$1,148,283

Emerging Market Sovereign – 0.0%
State of Israel, 4.625%, 2013	$981,000	$966,648

Energy – Independent – 0.3%
Nexen, Inc., 5.875%, 2035	$1,200,000	$1,130,652
Ocean Energy, Inc., 7.25%, 2011	2,246,000	2,440,960
XTO Energy, Inc., 5.65%, 2016	2,120,000	2,135,060

		$5,706,672

Financial Institutions – 0.6%
American Express Co., 5.5%, 2016	$2,360,000	$2,346,121
Capital One Financial Co., 6.15%, 2016	1,540,000	1,366,519
Capmark Financial Group, Inc., 5.875%, 2012 (n)	1,970,000	1,559,381
CIT Group, Inc., 6.1% to 2017, FRN to 2067	200,000	145,220
Countrywide Financial Corp., 6.25%, 2016	1,892,000	1,088,975
General Electric Capital Corp., 5.45%, 2013	179,000	184,490
General Electric Capital Corp., 5.375%, 2016	740,000	749,443
HSBC Finance Corp., 5.25%, 2011	1,510,000	1,509,490
ORIX Corp., 5.48%, 2011	2,290,000	2,289,927

		$11,239,566

Food & Beverages – 0.4%
Coca Cola Co., 5.35%, 2017	$1,840,000	$1,885,157
Diageo Finance B.V., 5.5%, 2013	2,560,000	2,597,240

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Food & Beverages – continued
Miller Brewing Co., 5.5%, 2013 (n)	$2,985,000	$3,024,695

		$7,507,092

Food & Drug Stores – 0.1%
CVS Caremark Corp., 6.125%, 2016	$1,140,000	$1,170,193
CVS Caremark Corp., 5.75%, 2017	860,000	865,535

		$2,035,728

Forest & Paper Products – 0.0%
MeadWestvaco Corp., 6.8%, 2032	$724,000	$681,875

Gaming & Lodging – 0.1%
Marriott International, Inc., 6.375%, 2017	$1,890,000	$1,939,097
Wyndham Worldwide Corp., 6%, 2016	1,146,000	1,086,866

		$3,025,963

Insurance – 0.3%
American International Group, Inc., 6.25%, 2037	$1,620,000	$1,448,959
ING Groep N.V., 5.775% to 2015, FRN to 2049	2,555,000	2,362,087
MetLife, Inc., 6.5%, 2032	578,000	581,623
MetLife, Inc., 6.4%, 2036	1,440,000	1,319,747

		$5,712,416

Insurance – Property & Casualty – 0.4%
Allstate Corp., 6.125%, 2032	$1,617,000	$1,569,874
Chubb Corp., 6.375% to 2017, FRN to 2037	2,340,000	2,282,464
Fund American Cos., Inc., 5.875%, 2013	1,110,000	1,112,395
ZFS Finance USA Trust IV, 5.875% to 2012, FRN to 2032 (n)	500,000	460,742
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	2,080,000	1,920,231

		$7,345,706

International Market Quasi-Sovereign – 0.2%
Hydro-Quebec, 6.3%, 2011	$2,256,000	$2,415,770
Province of Ontario, 5%, 2011	2,280,000	2,356,129

		$4,771,899

Machinery & Tools – 0.1%
Atlas Copco AB, 5.6%, 2017 (n)	$1,760,000	$1,760,642

Major Banks – 0.9%
Bank of America Corp., 5.3%, 2017	$1,390,000	$1,351,603
Bank of America Corp., 5.49%, 2019	729,000	696,613
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	1,500,000	1,478,865
DBS Capital Funding Corp., 7.657% to 2011, FRN to 2049 (n)	1,476,000	1,577,187
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	1,638,000	1,551,405
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	135,000	137,748
PNC Funding Corp., 5.625%, 2017	1,180,000	1,148,441
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	730,000	727,804

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	$1,509,000	$1,644,458
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	1,610,000	1,594,092
Wachovia Corp., 5.25%, 2014	787,000	769,478
Wells Fargo National Bank, 4.75%, 2015	3,338,000	3,188,177
Wells Fargo National Bank, 5.75%, 2016	1,925,000	1,953,076

		$17,818,947

Medical & Health Technology & Services – 0.3%
Baxter International, Inc., 5.9%, 2016	$1,622,000	$1,685,321
Cardinal Health, Inc., 6.3%, 2016 (n)	856,000	877,340
Covidien Ltd., 6%, 2017 (n)	660,000	682,924
Covidien Ltd., 6.55%, 2037 (n)	400,000	415,414
HCA, Inc., 8.75%, 2010	355,000	358,106
Hospira, Inc., 5.55%, 2012	570,000	579,618
Hospira, Inc., 6.05%, 2017	2,020,000	2,029,702

		$6,628,425

Metals & Mining – 0.1%
Vale Overseas Ltd., 6.25%, 2017	$1,650,000	$1,655,123

Mortgage Backed – 15.1%
Fannie Mae, 4.01%, 2013	$188,803	$183,346
Fannie Mae, 4.547%, 2014	1,267,522	1,258,699
Fannie Mae, 4.63%, 2014	471,295	469,370
Fannie Mae, 4.839%, 2014	880,921	886,758
Fannie Mae, 4.88%, 2014	319,367	321,246
Fannie Mae, 4.56%, 2015	312,549	308,334
Fannie Mae, 4.7%, 2015	673,184	669,319
Fannie Mae, 4.78%, 2015	446,503	444,956
Fannie Mae, 4.856%, 2015	319,144	316,536
Fannie Mae, 4.925%, 2015	3,098,189	3,121,761
Fannie Mae, 5.034%, 2015	139,880	141,594
Fannie Mae, 5.09%, 2016	460,000	464,473
Fannie Mae, 5.5%, 2016-2037	89,263,135	89,421,944
Fannie Mae, 5.05%, 2017	460,000	463,196
Fannie Mae, 6%, 2017-2037	50,031,583	50,919,053
Fannie Mae, 4.5%, 2018-2035	9,173,315	8,908,462
Fannie Mae, 5%, 2018-2036	31,821,666	31,364,423
Fannie Mae, 7.5%, 2030-2031	289,362	308,822
Fannie Mae, 6.5%, 2031-2037	13,974,069	14,403,693
Freddie Mac, 6%, 2016-2037	21,132,874	21,492,044
Freddie Mac, 5%, 2017-2035	23,897,394	23,481,533
Freddie Mac, 4.5%, 2018-2035	9,497,063	9,279,852
Freddie Mac, 5.5%, 2019-2036	23,165,610	23,206,723
Freddie Mac, 6.5%, 2034-2037	5,183,711	5,335,194
Ginnie Mae, 4.5%, 2033-2034	1,545,697	1,467,460
Ginnie Mae, 5%, 2033-2034	1,630,675	1,605,422
Ginnie Mae, 5.5%, 2033-2035	7,265,153	7,318,887
Ginnie Mae, 6%, 2033-2035	4,822,071	4,937,996
Ginnie Mae, 6.5%, 2035-2036	792,057	818,618

		$303,319,714

Municipals – 0.1%
Massachusetts Bay Transportation Authority, 5.25%, 2017	$1,540,000	$1,723,044

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – 0.3%
CenterPoint Energy Resources Corp., 7.875%, 2013	$1,285,000	$1,410,913
Kinder Morgan Energy Partners LP, 6.75%, 2011	740,000	776,300
Kinder Morgan Energy Partners LP, 5.125%, 2014	956,000	931,478
Kinder Morgan Energy Partners LP, 7.4%, 2031	804,000	865,696
Kinder Morgan Energy Partners LP, 7.75%, 2032	590,000	659,021
Spectra Energy Capital LLC, 8%, 2019	987,000	1,137,058

		$5,780,466

Network & Telecom – 0.7%
AT&T, Inc., 6.5%, 2037	$1,619,000	$1,692,953
BellSouth Corp., 6.55%, 2034	1,472,000	1,522,495
Deutsche Telekom International Finance B.V., 5.75%, 2016	2,086,000	2,087,955
Telecom Italia Capital, 5.25%, 2013	752,000	743,224
Telefonica Emisiones S.A.U., 7.045%, 2036	1,150,000	1,285,454
Telefonica Europe B.V., 7.75%, 2010	750,000	802,765
TELUS Corp., 8%, 2011	2,058,000	2,229,779
Verizon New York, Inc., 6.875%, 2012	4,213,000	4,470,022

		$14,834,647

Oil Services – 0.0%
Weatherford International, Inc., 6.35%, 2017 (n)	$520,000	$537,501

Oils – 0.1%
Valero Energy Corp., 6.875%, 2012	$1,193,000	$1,272,994

Other Banks & Diversified Financials – 0.6%
Commonwealth Bank, 5%, 2012 (n)	$2,760,000	$2,816,707
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	2,140,000	2,002,248
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	1,019,000	921,286
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	2,140,000	2,060,518
UFJ Finance Aruba AEC, 6.75%, 2013	1,624,000	1,764,265
Woori Bank, 6.125% to 2011, FRN to 2016 (n)	2,715,000	2,728,974

		$12,293,998

Pharmaceuticals – 0.1%
Allergan, Inc., 5.75%, 2016	$1,720,000	$1,761,755

Pollution Control – 0.1%
Waste Management, Inc., 7.375%, 2010	$1,341,000	$1,416,496

Railroad & Shipping – 0.1%
CSX Corp., 6.75%, 2011	$450,000	$472,210
CSX Corp., 7.9%, 2017	1,350,000	1,512,541

		$1,984,751

Real Estate – 0.5%
Boston Properties, Inc., REIT, 5%, 2015	$369,000	$341,836
ERP Operating LP, REIT, 5.75%, 2017	2,030,000	1,933,078

Issuer	Shares/Par	Value ($)

BONDS – continued
Real Estate – continued
HRPT Properties Trust, REIT, 6.25%, 2016	$1,945,000	$1,848,933
Kimco Realty Corp., REIT, 5.783%, 2016	1,090,000	1,052,345
ProLogis, REIT, 5.75%, 2016	1,992,000	1,869,771
Simon Property Group LP, REIT, 5.1%, 2015	1,070,000	1,006,002
Simon Property Group LP, REIT, 5.875%, 2017	1,131,000	1,084,174
Vornado Realty Trust, REIT, 4.75%, 2010	189,000	188,578

		$9,324,717

Retailers – 0.2%
Federated Retail Holdings, Inc., 5.35%, 2012	$540,000	$526,120
Home Depot, Inc., 5.875%, 2036	1,410,000	1,189,900
Limited Brands, Inc., 5.25%, 2014	1,504,000	1,349,950
Wal-Mart Stores, Inc., 5.25%, 2035	2,241,000	1,987,798

		$5,053,768

Supermarkets – 0.0%
Kroger Co., 6.4%, 2017	$370,000	$386,988

Supranational – 0.5%
European Investment Bank, 5.125%, 2017	$10,682,000	$11,143,964

Telecommunications – Wireless – 0.2%
Cingular Wireless LLC, 6.5%, 2011	$693,000	$729,568
Nextel Communications, Inc., 5.95%, 2014	2,055,000	1,931,636
Vodafone Group PLC, 5.625%, 2017	2,102,000	2,093,075

		$4,754,279

U.S. Government Agencies – 1.5%
Fannie Mae, 6.625%, 2009-2010	$9,527,000	$10,139,802
Fannie Mae, 6%, 2011	1,539,000	1,651,510
Federal Home Loan Bank, 3.9%, 2008	1,240,000	1,238,671
Freddie Mac, 5.5%, 2017	8,500,000	9,120,271
Small Business Administration, 4.77%, 2024	844,090	839,960
Small Business Administration, 4.99%, 2024	1,259,173	1,265,895
Small Business Administration, 5.18%, 2024	1,381,398	1,400,266
Small Business Administration, 5.09%, 2025	1,318,185	1,328,103
Small Business Administration, 5.11%, 2025	2,729,866	2,755,200
Small Business Administration, 5.39%, 2025	954,037	973,542

		$30,713,220

U.S. Treasury Obligations – 10.3%
U.S. Treasury Bonds, 8%, 2021	$320,000	$437,950
U.S. Treasury Bonds, 6%, 2026	2,999,000	3,549,131
U.S. Treasury Bonds, 6.75%, 2026	12,027,000	15,394,560
U.S. Treasury Bonds, 5.375%, 2031	21,514,000	24,238,554
U.S. Treasury Bonds, 4.5%, 2036	1,096,000	1,101,565
U.S. Treasury Notes, 5.5%, 2008	7,085,000	7,103,265

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 5.625%, 2008	$25,512,000	$25,717,295
U.S. Treasury Notes, 4.5%, 2009	16,770,000	17,050,378
U.S. Treasury Notes, 4.875%, 2009	42,481,000	43,655,855
U.S. Treasury Notes, 6.5%, 2010	10,736,000	11,479,973
U.S. Treasury Notes, 5.125%, 2011	22,818,000	24,242,345
U.S. Treasury Notes, 4.625%, 2012	1,800,000	1,890,000
U.S. Treasury Notes, 4%, 2012	1,910,000	1,961,480
U.S. Treasury Notes, 3.875%, 2013	10,719,000	10,933,380
U.S. Treasury Notes, 4.25%, 2013	2,533,000	2,626,207
U.S. Treasury Notes, 4.875%, 2016	$14,160,000	$15,078,191

		$206,460,129

Utilities – Electric Power – 1.3%
Bruce Mansfield Unit, 6.85%, 2034	$2,580,000	$2,594,163
Dominion Resources, Inc., 5.15%, 2015	1,515,000	1,465,962
EDP Finance B.V., 6%, 2018 (n)	2,070,000	2,018,946
Enel Finance International, 6.25%, 2017 (n)	2,050,000	2,074,424
Exelon Generation Co. LLC, 6.95%, 2011	2,652,000	2,767,015
Exelon Generation Co. LLC, 6.2%, 2017	930,000	924,261
FirstEnergy Corp., 6.45%, 2011	2,246,000	2,319,256
MidAmerican Energy Holdings Co., 3.5%, 2008	1,030,000	1,023,233
MidAmerican Energy Holdings Co., 5.875%, 2012	535,000	554,521
MidAmerican Funding LLC, 6.927%, 2029	2,762,000	3,045,111

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Oncor Electric Delivery Co., 7%, 2022	$1,582,000	$1,638,862
Pacific Gas & Electric Co., 4.8%, 2014	425,000	413,190
PSEG Power LLC, 6.95%, 2012	697,000	743,077
PSEG Power LLC, 5.5%, 2015	911,000	891,888
System Energy Resources, Inc., 5.129%, 2014 (n)	821,619	841,469
Waterford 3 Funding Corp., 8.09%, 2017	2,012,533	2,013,318

		$25,328,696

Total Bonds (Identified Cost, $802,013,587)		$800,890,745

SHORT-TERM OBLIGATIONS – 1.1%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$22,562,000	$22,559,418

COLLATERAL FOR SECURITIES LOANED – 3.6%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	72,991,993	$72,991,993

Total Investments (Identified Cost, $1,914,841,445) (k)		$2,072,119,060

OTHER ASSETS, LESS LIABILITIES – (3.2)%		(63,676,134)

Net Assets – 100.0%		$2,008,442,926

(a)	Non-income producing security.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $800,890,745 and 38.65% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $35,973,595, representing 1.8% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	$1,850,000	$1,480,000
KKR Private Equity Investments LP, IEU	5/03/06	1,895,250	1,376,710
Nomura Asset Securities Corp., FRN, 9.779%, 2027	7/16/07	2,861,077	2,896,902
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,584,301	1,574,527
Total Restricted Securities			$7,328,139
% of Net Assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

CDO	Collateralized Debt Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

GDR	Global Depository Receipt

IEU	International Equity Unit

REIT	Real Estate Investment Trust

See Portfolio Footnotes and Notes to Financial Statements

FINANCIAL STATEMENTS  |   STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund

At 12/31/07
Assets
Investments, at value, including $75,312,830 of securities on loan (identified cost, $1,914,841,445)	$2,072,119,060
Foreign currency, at value (identified cost, $39)	40
Receivable for investments sold	1,462,232
Receivable for fund shares sold	562,728
Interest and dividends receivable	9,684,650
Other assets	59,819
Total assets		$2,083,888,529
Liabilities
Payable to custodian	$7,057
Payable for investments purchased	1,703,105
Payable for fund shares reacquired	410,603
Collateral for securities loaned, at value (c)	72,991,993
Payable to affiliates
Management fee	142,661
Distribution fees	27,195
Administrative services fee	5,064
Payable for independent trustees’ compensation	6,090
Accrued expenses and other liabilities	151,835
Total liabilities		$75,445,603
Net assets		$2,008,442,926
Net assets consist of
Paid-in capital	$1,704,709,401
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	157,277,564
Accumulated net realized gain (loss) on investments and foreign currency transactions	90,659,983
Undistributed net investment income	55,795,978
Net assets		$2,008,442,926
Shares of beneficial interest outstanding		103,440,483
Initial Class shares
Net assets	$1,013,465,464
Shares outstanding	51,969,423
Net asset value per share		$19.50
Service Class shares
Net assets	$994,977,462
Shares outstanding	51,471,060
Net asset value per share		$19.33

(c)	Non-cash collateral not included

See Notes to Financial Statements

FINANCIAL STATEMENTS  |   STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net Investment income
Income
Interest	$46,075,523
Dividends	25,145,352
Foreign taxes withheld	(225,490)
Total investment income		$70,995,385
Expenses
Management fee	$13,608,437
Distribution fees	2,419,054
Administrative services fee	490,265
Independent trustees’ compensation	197,862
Custodian fee	185,522
Shareholder communications	49,331
Auditing fees	54,551
Legal fees	5,948
Miscellaneous	129,288
Total expenses		$17,140,258
Fees paid indirectly	(19,739)
Net expenses		$17,120,519
Net investment income		$53,874,866
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$107,190,039
Foreign currency transactions	(37,075)
Net realized gain (loss) on investments and foreign currency transactions		$107,152,964
Change in unrealized appreciation (depreciation)
Investments	$(71,785,751)
Translation of assets and liabilities in foreign currencies	588
Net unrealized gain (loss) on investments and foreign currency translation		$(71,785,163)
Net realized and unrealized gain (loss) on investments and foreign currency		$35,367,801
Change in net assets from operations		$89,242,667

See Notes to Financial Statements

FINANCIAL STATEMENTS  |   STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$53,874,866	$57,119,322
Net realized gain (loss) on investments and foreign currency transactions	107,152,964	95,488,655
Net unrealized gain (loss) on investments and foreign currency translation	(71,785,163)	86,581,397
Change in net assets from operations	$89,242,667	$239,189,374
Distributions declared to shareholders
From net investment income
Initial Class	$(33,943,818)	$(35,643,946)
Service Class	(25,872,154)	(20,867,672)
From net realized gain on investments
Initial Class	(45,756,108)	(50,266,953)
Service Class	(37,667,892)	(31,771,800)
Total distributions declared to shareholders	$(143,239,972)	$(138,550,371)
Change in net assets from fund share transactions	$(51,310,929)	$(128,122,864)
Total change in net assets	$(105,308,234)	$(27,483,861)
Net assets
At beginning of period	2,113,751,160	2,141,235,021
At end of period (including undistributed net investment income of $55,795,978 and $59,810,962, respectively)	$2,008,442,926	$2,113,751,160

See Notes to Financial Statements

FINANCIAL STATEMENTS  |   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$20.02	$19.10	$19.55	$18.00	$15.90
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.54	$0.48	$0.48	$0.42
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	1.69	0.07	1.53	2.24
Total from investment operations	$0.89	$2.23	$0.55	$2.01	$2.66
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.54)	$(0.51)	$(0.46)	$(0.56)
From net realized gain on investments	(0.81)	(0.77)	(0.49)	—	—
Total distributions declared to shareholders	$(1.41)	$(1.31)	$(1.00)	$(0.46)	$(0.56)
Net asset value, end of period	$19.50	$20.02	$19.10	$19.55	$18.00
Total return (%) (k)(s)	4.32	12.22	3.02	11.47 (b)	17.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.70	0.71	0.71	0.70	0.71
Net investment income	2.67	2.81	2.52	2.60	2.52
Portfolio turnover	60	48	42	67	65
Net assets at end of period (000 Omitted)	$1,013,465	$1,210,549	$1,370,782	$1,571,550	$1,618,983

See Notes to Financial Statements

Financial Highlights – continued

Service Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.86	$18.97	$19.43	$17.92	$15.85
Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.43	$0.43	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	1.67	0.08	1.51	2.24
Total from investment operations	$0.84	$2.16	$0.51	$1.94	$2.60
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.50)	$(0.48)	$(0.43)	$(0.53)
From net realized gain on investments	(0.81)	(0.77)	(0.49)	—	—
Total distributions declared to shareholders	$(1.37)	$(1.27)	$(0.97)	$(0.43)	$(0.53)
Net asset value, end of period	$19.33	$19.86	$18.97	$19.43	$17.92
Total return (%) (k)(s)	4.07	11.91	2.81	11.14 (b)	16.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.95	0.96	0.96	0.95	0.95
Net investment income	2.42	2.58	2.28	2.39	2.20
Portfolio turnover	60	48	42	67	65
Net assets at end of period (000 Omitted)	$994,977	$903,202	$770,453	$548,069	$300,220

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Portfolio (formerly Total Return Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold only to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Notes to Financial Statements – continued

Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $75,312,830. These loans were collateralized by cash of $72,991,993 and U.S. Treasury obligations of $4,163,746.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax

Notes to Financial Statements – continued

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$67,080,618	$68,720,551
Long-term capital gain	76,159,354	69,829,820
Total distributions	$143,239,972	$138,550,371

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$1,930,776,783
Gross appreciation	199,495,769
Gross depreciation	(58,153,492)
Net unrealized appreciation (depreciation)	$141,342,277
Undistributed ordinary income	73,715,608
Undistributed long-term capital gain	104,992,120
Post-October capital loss deferral	(16,017,276)
Other temporary differences	(299,204)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Next $700 million of average daily net assets	0.675%
Average daily net assets in excess of $1 billion	0.60%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser has voluntarily agreed to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares. This voluntary agreement may be changed or rescinded at any time by MFS. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay a portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0233% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $10,230.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$265,408,448	$228,424,382
Investments (non-U.S. government securities)	$977,312,068	$1,105,182,165

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	413,104	$8,334,688	510,905	$9,819,747
Service Class	5,705,441	112,652,944	5,726,393	107,963,264
	6,118,545	$120,987,632	6,237,298	$117,783,011
Shares issued to shareholders in reinvestment of distributions
Initial Class	4,011,068	$79,699,926	4,641,324	$85,910,899
Service Class	3,220,479	63,540,046	2,862,397	52,639,472
	7,231,547	$143,239,972	7,503,721	$138,550,371
Shares reacquired
Initial Class	(12,933,693)	$(257,546,785)	(16,442,558)	$(313,575,073)
Service Class	(2,937,252)	(57,991,748)	(3,729,015)	(70,881,173)
	(15,870,945)	$(315,538,533)	(20,171,573)	$(384,456,246)
Net change
Initial Class	(8,509,521)	$(169,512,171)	(11,290,329)	$(217,844,427)
Service Class	5,988,668	118,201,242	4,859,775	89,721,563
	(2,520,853)	$(51,310,929)	(6,430,554)	$(128,122,864)

Notes to Financial Statements – continued

(6) Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $9,690 and $442, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Total Return Portfolio (formerly known as Total Return Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001	Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Brooks Taylor Nevin Chitkara William Douglas Steven Gorham Richard Hawkins Gregory Locraft Michael Roberge

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was above the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $76,159,354 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 37.53% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Blended ResearchSM Core Equity Portfolio

(formerly Massachusetts Investors Trust Series)

12/31/07

CGS-ANN

MFS® BLENDED RESEARCHSM CORE EQUITY PORTFOLIO

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Exxon Mobil Corp.	4.4%
Johnson & Johnson	2.5%
Intel Corp.	2.3%
Merck & Co., Inc.	2.2%
Hewlett-Packard Co.	2.2%
Bank of America Corp.	2.1%
JPMorgan Chase & Co.	2.1%
Altria Group, Inc.	2.0%
PepsiCo, Inc.	2.0%
Procter & Gamble Co.	1.9%

Equity sectors
Financial Services	18.8%
Technology	16.9%
Health Care	11.7%
Energy	11.7%
Utilities & Communications	8.5%
Consumer Staples	8.5%
Industrial Goods & Services	7.7%
Retailing	5.2%
Basic Materials	4.2%
Leisure	4.1%
Transportation	0.9%
Autos & Housing	0.6%
Special Products & Services	0.4%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Blended Research Core Equity Portfolio (the “fund”) provided a total return of 5.95%, while Service Class shares provided a total return of 5.69%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Contributors to performance

Stock selection in the financial services sector contributed to the fund’s performance relative to the S&P 500 Index during the reporting period. Our positioning in financial services firms Wachovia(g) and Merrill Lynch(g) benefited relative results.

Security selection in the technology sector boosted relative returns. Strong performers in this sector included data storage systems provider EMC, computer and personal electronics maker Apple, and software giant Oracle. Apple delivered strong growth in revenues, profits, and earnings over the reporting period driven by standout sales of its iPod and Mac products.

Stocks in other sectors that helped relative results included specialty chemical company Praxair, global integrated energy company Hess, household products manufacturer Reckitt Benckiser(aa)(g) (U.K.), and credit card transactions processor First Data(g). Avoiding poor-performing cable services provider Comcast also aided relative performance.

Detractors from performance

Stock selection in the health care sector was the greatest detractor from relative performance over the period. Biotechnology firm Amgen and vision care and gynecology medical devices maker Cooper Companies were among the fund’s largest detractors within this sector. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

Security selection in the retailing sector dampened relative results. Discount retailer Family Dollar Stores, consumer electronics retail chains Radioshack, and apparel retailer Phillips-Van Heusen(aa) were negative contributors in this sector.

Stock selection, and to a lesser extent, an underweighted position in the industrial goods and services sector held back relative performance. No individual holdings within this sector were among the fund’s top detractors.

A number of individual securities in other sectors that hindered relative returns included credit card issuer Capital One Financial, mortgage financer Fannie Mae, and software developer Compuware(g) . Not owning strong-performing energy companies Chevron and Schlumberger also hurt relative results.

Respectfully,

Matthew Krummell

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective June 22, 2007, the fund changed its name from Massachusetts Investors Trust Series to Blended Research Core Equity Series and subsequently changed its name to MFS® Blended ResearchSM Core Equity Portfolio.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/14/86	5.95%	12.20%	4.61%
Service Class	8/24/01	5.69%	11.92%	4.44%

Comparative Index

Standard & Poor’s 500 Stock Index (f)	5.49%	12.83%	5.91%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.60%	$1,000.00	$991.30	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,022.18	$3.06
Service Class	Actual	0.85%	$1,000.00	$990.20	$4.26
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.2%
Aerospace – 2.8%
Lockheed Martin Corp.	149,080	$15,692,161
Northrop Grumman Corp.	162,870	12,808,097

		$28,500,258

Apparel Manufacturers – 0.8%
Phillips-Van Heusen Corp.	206,230	$7,601,638

Automotive – 0.3%
Autoliv, Inc. (l)	53,110	$2,799,428

Biotechnology – 1.3%
Amgen, Inc. (a)	219,110	$10,175,468
Genentech, Inc. (a)	40,300	2,702,921

		$12,878,389

Broadcasting – 2.1%
Time Warner, Inc.	485,220	$8,010,982
Walt Disney Co.	423,930	13,684,460

		$21,695,442

Brokerage & Asset Managers – 3.8%
Goldman Sachs Group, Inc.	70,920	$15,251,346
Lehman Brothers Holdings, Inc.	229,580	15,023,715
Morgan Stanley	158,510	8,418,466

		$38,693,527

Chemicals – 1.1%
3M Co.	132,870	$11,203,598

Computer Software – 2.9%
Microsoft Corp.	307,310	$10,940,236
Oracle Corp. (a)	831,560	18,776,625

		$29,716,861

Computer Software – Systems – 7.0%
Apple Computer, Inc. (a)	90,760	$17,977,741
EMC Corp. (a)	690,360	12,792,371
Hewlett-Packard Co.	431,800	21,797,264
International Business Machines Corp.	165,530	17,893,793

		$70,461,169

Construction – 0.3%
NVR, Inc. (a)(l)	6,120	$3,206,880

Consumer Goods & Services – 3.4%
Apollo Group, Inc., “A” (a)	57,790	$4,053,969
Colgate-Palmolive Co.	142,040	11,073,438
Procter & Gamble Co.	267,110	19,611,216

		$34,738,623

Electrical Equipment – 2.6%
General Electric Co.	483,320	$17,916,672
Tyco International Ltd. (a)	117,300	4,650,945
WESCO International, Inc. (a)(l)	98,320	3,897,405

		$26,465,022

Electronics – 3.0%
Intel Corp.	865,950	$23,086,227

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – continued
National Semiconductor Corp. (l)	301,800	$6,832,752

		$29,918,979

Energy – Independent – 3.2%
Apache Corp.	51,170	$5,502,822
Devon Energy Corp.	177,130	15,748,628
Valero Energy Corp.	159,930	11,199,898

		$32,451,348

Energy – Integrated – 6.6%
Exxon Mobil Corp.	477,420	$44,729,480
Hess Corp.	73,530	7,416,236
Marathon Oil Corp.	235,770	14,348,962

		$66,494,678

Food & Beverages – 3.5%
Coca-Cola Co.	61,390	$3,767,504
General Mills, Inc.	200,830	11,447,310
PepsiCo, Inc.	260,920	19,803,828

		$35,018,642

Food & Drug Stores – 1.8%
CVS Caremark Corp.	210,180	$8,354,655
Kroger Co.	355,260	9,488,995

		$17,843,650

Gaming & Lodging – 0.8%
International Game Technology	188,850	$8,296,181

General Merchandise – 1.0%
Family Dollar Stores, Inc. (l)	411,910	$7,921,029
Wal-Mart Stores, Inc.	49,950	2,374,124

		$10,295,153

Health Maintenance Organizations – 2.0%
Humana, Inc. (a)	164,810	$12,411,841
UnitedHealth Group, Inc.	138,390	8,054,298

		$20,466,139

Insurance – 4.9%
Allstate Corp.	92,620	$4,837,543
American International Group, Inc.	45,927	2,677,544
Hartford Financial Services Group, Inc.	137,630	11,999,960
MetLife, Inc.	63,520	3,914,102
Prudential Financial, Inc.	143,240	13,327,050
Travelers Cos., Inc.	238,770	12,845,826

		$49,602,025

Internet – 1.4%
Google, Inc., “A” (a)	21,110	$14,597,143

Machinery & Tools – 2.1%
Eaton Corp.	115,070	$11,156,037
Timken Co. (l)	317,420	10,427,247

		$21,583,284

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Major Banks – 6.5%
Bank of America Corp.	511,960	$21,123,470
Bank of New York Mellon Corp.	322,138	15,707,449
JPMorgan Chase & Co.	476,830	20,813,630
State Street Corp.	94,820	7,699,384

		$65,343,933

Medical Equipment – 1.4%
Baxter International, Inc.	70,780	$4,108,779
Cooper Cos., Inc. (l)	200,110	7,604,180
Medtronic, Inc.	55,110	2,770,380

		$14,483,339

Metals & Mining – 1.6%
Freeport-McMoRan Copper & Gold, Inc. (l)	70,290	$7,200,508
Southern Copper Corp. (l)	84,520	8,885,588

		$16,086,096

Natural Gas – Pipeline – 1.4%
Williams Cos., Inc.	393,450	$14,077,641

Network & Telecom – 2.2%
Cisco Systems, Inc. (a)	353,240	$9,562,207
Motorola, Inc.	805,750	12,924,230

		$22,486,437

Oil Services – 1.9%
Halliburton Co.	366,780	$13,904,630
Tidewater, Inc. (l)	70,220	3,852,269
Transocean, Inc.	6,860	982,009

		$18,738,908

Other Banks & Diversified Financials – 3.6%
Capital One Financial Corp.	186,770	$8,826,750
Citigroup, Inc.	338,600	9,968,384
Fannie Mae	158,590	6,340,428
Freddie Mac	55,760	1,899,743
Ryder System, Inc. (l)	201,580	9,476,276

		$36,511,581

Personal Computers & Peripherals – 0.4%
Nuance Communications, Inc. (a)	200,430	$3,744,032

Pharmaceuticals – 7.0%
Bristol-Myers Squibb Co.	165,680	$4,393,834
Endo Pharmaceuticals Holdings, Inc. (a)	325,490	8,680,818
Johnson & Johnson	384,950	25,676,165
Merck & Co., Inc.	386,250	22,444,988
Pfizer, Inc.	122,640	2,787,607
Wyeth	156,920	6,934,295

		$70,917,707

Pollution Control – 0.2%
Allied Waste Industries, Inc. (a)(l)	208,450	$2,297,119

Railroad & Shipping – 0.9%
Burlington Northern Santa Fe Corp.	12,290	$1,022,897
Union Pacific Corp.	65,400	8,215,548

		$9,238,445

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Restaurants – 1.2%
McDonald’s Corp.	212,070	$12,493,044

Specialty Chemicals – 1.5%
Praxair, Inc.	173,690	$15,408,040

Specialty Stores – 1.6%
GameStop Corp., “A” (a)	91,630	$5,691,139
Lowe’s Cos., Inc.	207,300	4,689,126
RadioShack Corp. (l)	320,470	5,403,124

		$15,783,389

Telephone Services – 3.5%
AT&T, Inc.	298,130	$12,390,283
Embarq Corp.	162,920	8,069,428
Verizon Communications, Inc.	337,940	14,764,599

		$35,224,310

Tobacco – 2.0%
Altria Group, Inc.	265,230	$20,046,083

Utilities – Electric Power – 3.6%
Constellation Energy Group, Inc.	150,340	$15,414,360
FirstEnergy Corp.	47,660	3,447,724
Mirant Corp. (a)	207,510	8,088,736
NRG Energy, Inc. (a)(l)	223,300	9,677,822

		$36,628,642

Total Common Stocks (Identified Cost, $966,057,904)		$1,004,036,803

SHORT-TERM OBLIGATIONS – 0.7%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$6,674,000	$6,673,236

COLLATERAL FOR SECURITIES LOANED – 4.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	49,714,835	$49,714,835

Total Investments (Identified Cost, $1,022,445,975)		$1,060,424,874

OTHER ASSETS, LESS LIABILITIES – (4.8)%		(48,769,258)

Net Assets – 100.0%		$1,011,655,616

(a)	Non-income producing security.

(l)	All or a portion of this security is on loan.

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

7

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $51,714,027 of securities on loan (identified cost, $1,022,445,975)	$1,060,424,874
Cash	1,476
Receivable for fund shares sold	5,465
Interest and dividends receivable	1,274,152
Other assets	630,058
Total assets		$1,062,336,025
Liabilities
Payable for fund shares reacquired	$750,160
Collateral for securities loaned, at value (c)	49,714,835
Payable to affiliates
Investment adviser	39,160
Management fee	61,472
Distribution fees	9,343
Administrative services fee	2,631
Payable for independent trustees’ compensation	3,451
Accrued expenses and other liabilities	99,357
Total liabilities		$50,680,409
Net assets		$1,011,655,616
Net assets consist of
Paid-in capital	$967,514,387
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	37,979,440
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,929,334)
Undistributed net investment income	11,091,123
Net assets		$1,011,655,616
Shares of beneficial interest outstanding		28,567,709
Initial Class shares
Net assets	$673,008,141
Shares outstanding	18,954,418
Net asset value per share		$35.51
Service Class shares
Net Assets	$338,647,475
Shares outstanding	9,613,291
Net asset value per share		$35.23

(c)	Non-cash collateral not included.

See Notes to Financial Statements

8

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Dividends	$18,384,657
Interest	610,727
Foreign taxes withheld	(227,934)
Total investment income		$18,767,450
Expenses
Management fee	$6,138,303
Distribution fees	873,038
Administrative services fee	281,246
Independent trustees’ compensation	107,075
Custodian fee	157,919
Shareholder communications	60,591
Auditing fees	41,993
Legal fees	5,950
Miscellaneous	84,155
Total expenses		$7,750,270
Fees paid indirectly	(1,799)
Reduction of expenses by investment adviser	(115,258)
Net expenses		$7,633,213
Net investment income		$11,134,237
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$191,497,586
Foreign currency transactions	(38,060)
Net realized gain (loss) on investments and foreign currency transactions		$191,459,526
Change in unrealized appreciation (depreciation)
Investments	$(135,347,233)
Translation of assets and liabilities in foreign currencies	1,108
Net unrealized gain (loss) on investments and foreign currency translation		$(135,346,125)
Net realized and unrealized gain (loss) on investments and foreign currency		$56,113,401
Change in net assets from operations		$67,247,638

See Notes to Financial Statements

9

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$11,134,237	$12,429,589
Net realized gain (loss) on investments and foreign currency transactions	191,459,526	101,625,772
Net unrealized gain (loss) on investments and foreign currency translation	(135,346,125)	25,639,441
Change in net assets from operations	$67,247,638	$139,694,802
Distributions declared to shareholders
From net investment income
Initial Class	$(9,003,386)	$(7,057,076)
Service Class	(3,474,027)	(1,512,887)
Total distributions declared to shareholders	$(12,477,413)	$(8,569,963)
Change in net assets from fund share transactions	$(189,920,509)	$(112,817,168)
Total change in net assets	$(135,150,284)	$18,307,671
Net assets
At beginning of period	1,146,805,900	1,128,498,229
At end of period (including undistributed net investment income of $11,091,123 and $12,472,359, respectively)	$1,011,655,616	$1,146,805,900

See Notes to Financial Statements

10

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$33.89	$30.15	$28.27	$25.51		$21.01
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.37	$0.23	$0.25		$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	1.64	3.62	1.92	2.77		4.52
Total from investment operations	$2.02	$3.99	$2.15	$3.02		$4.75
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.25)	$(0.27)	$(0.26)		$(0.25)
Net asset value, end of period	$35.51	$33.89	$30.15	$28.27		$25.51
Total return (%) (k)(s)	5.95	13.30	7.70	11.99	(b)	22.83	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.61	0.63	0.61		0.61
Expenses after expense reductions (f)	0.61	N/A	N/A	N/A		N/A
Net investment income	1.07	1.18	0.79	0.95		1.04
Portfolio turnover	102	35	49	78		78
Net assets at end of period (000 Omitted)	$673,008	$826,937	$929,794	$1,073,587		$1,153,238

See Notes to Financial Statements

11

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$33.65	$29.96	$28.13	$25.39		$20.94
Net investment income (d)	$0.29	$0.28	$0.16	$0.18		$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.63	3.61	1.90	2.77		4.49
Total from investment operations	$1.92	$3.89	$2.06	$2.95		$4.67
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.20)	$(0.23)	$(0.21)		$(0.22)
Net asset value, end of period	$35.23	$33.65	$29.96	$28.13		$25.39
Total return (%) (k)(s)	5.69	13.04	7.42	11.74	(b)	22.45	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.86	0.88	0.86		0.86
Expenses after expense reductions (f)	0.86	N/A	N/A	N/A		N/A
Net investment income	0.84	0.88	0.54	0.70		0.79
Portfolio turnover	102	35	49	78		78
Net assets at end of period (000 Omitted)	$338,647	$319,869	$198,705	$82,053		$76,899

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have each been lower by approximately 0.01%.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

12

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Portfolio (formerly Massachusetts Investors Trust Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold only to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other

13

Notes to Financial Statements – continued

funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include forward foreign currency exchange contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the value of securities loaned was $51,714,027. These loans were collateralized by cash of $49,714,835 and U.S. Treasury obligations of $3,201,864.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

14

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$12,477,413	$8,569,963

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$1,023,706,978
Gross appreciation	$111,783,921
Gross depreciation	(75,066,025)
Net unrealized appreciation (depreciation)	$36,717,896
Undistributed ordinary income	11,091,123
Capital loss carryforwards	(3,630,846)
Other temporary differences	(36,944)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/11	$(3,630,846)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets. The investment advisor has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. Effective June 23, 2007, the investment adviser has agreed in writing to pay a portion of the operating expenses, exclusive of certain other fees and expenses such that total annual fund operating expenses do not exceed 0.60% of Initial Class average daily net assets and 0.85% of Service Class average daily net assets. This written agreement will continue through April 30, 2010, unless changed or rescinded by the fund’s Board of

15

Notes to Financial Statements – continued

Trustees. For the year ended December 31, 2007, this reduction amounted to $115,258 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of the average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0252% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $5,450.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$13,424,840	$684,555
Investments (non-U.S. government securities)	$1,106,286,029	$1,304,801,823

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	86,672	$3,059,054	98,605	$3,158,503
Service Class	1,042,843	35,700,919	3,136,512	98,044,949
	1,129,515	$38,759,973	3,235,117	$101,203,452
Shares issued to shareholders in reinvestment of distributions
Initial Class	250,233	$9,003,386	225,827	$7,057,076
Service Class	97,176	3,474,027	48,677	1,512,887
	347,409	$12,477,413	274,504	$8,569,963
Shares reacquired
Initial Class	(5,784,415)	$(204,630,142)	(6,766,259)	$(212,683,785)
Service Class	(1,032,539)	(36,527,753)	(311,429)	(9,906,798)
	(6,816,954)	$(241,157,895)	(7,077,688)	$(222,590,583)
Net change
Initial Class	(5,447,510)	$(192,567,702)	(6,441,827)	$(202,468,206)
Service Class	107,480	2,647,193	2,873,760	89,651,038
	(5,340,030)	$(189,920,509)	(3,568,067)	$(112,817,168)

16

Notes to Financial Statements – continued

(6) Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $5,354 and $4,146, respectively, and are included in miscellaneous expense on the Statement of Operations.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Blended Research Core Equity Portfolio (formerly known as Massachusetts Investors Trust Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

18

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

19

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

20

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager Matthew Krummell

21

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 2nd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. The Board further noted the recent change in the name and the change of investment objective and principal investment strategies of the Fund

22

Board Review of Investment Advisory Agreement – continued

and management’s explanation of its steps to improve the organization of the Fund. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. However, the Trustees concluded that the fees were reasonable in light of the nature and quality of services provided by MFS, and determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

23

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 97.07% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

24

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

25

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Global Total Return Portfolio

(formerly Global Total Return Series)

12/31/07

WTS-ANN

MFS® GLOBAL TOTAL RETURN PORTFOLIO

(formerly Global Total Return Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 4%, 2015	1.8%
Nestle S.A.	1.8%
United Kingdom Treasury, 8%, 2015	1.8%
TOTAL S.A., ADR	1.7%
Republic of Italy, 4.75%, 2013	1.6%
Kingdom of Spain, 5%, 2012	1.6%
Republic of France, 6%, 2025	1.6%
Federal Republic of Germany, 6.25%, 2030	1.6%
Kingdom of Netherlands, 3.75%, 2014	1.5%
Kingdom of Belgium, 5.5%, 2017	1.4%

Equity sectors
Financial Services	13.0%
Energy	6.9%
Health Care	6.9%
Consumer Staples	6.7%
Utilities & Communications	6.4%
Industrial Goods & Services	4.9%
Technology	3.5%
Leisure	2.9%
Autos & Housing	2.5%
Basic Materials	2.0%
Retailing	1.7%
Transportation	1.6%
Special Products & Services	0.8%

Fixed income sectors (i)
Non-U.S. Government Bonds	26.9%
U.S. Treasury Securities	4.8%
Emerging Market Bonds	1.5%
Mortgage-Backed Securities	1.4%
Commercial Mortgage-Backed Securities	1.3%
U.S. Government Agencies	0.8%
Municipal Bonds	0.2%

Country weightings (i)
United States	33.3%
Japan	16.5%
United Kingdom	15.3%
Germany	6.3%
France	5.8%
Netherlands	4.4%
Switzerland	4.0%
Italy	2.3%
Spain	2.2%
Other Countries	9.9%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Global Total Return Portfolio (the “fund”) provided a total return of 8.87%, while Service Class shares provided a total return of 8.62%. These compare with a return of 9.57% for the fund’s benchmark, the MSCI World Index. The fund’s other benchmarks, a hybrid benchmark comprised of 60% of the MSCI World Index and 40% of the JPMorgan Global Government Bond Index Unhedged, and the JPMorgan Global Government Bond Index Unhedged, generated returns of 10.25% and 10.81%, respectively, over the same period.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Within the equity portion of the fund, the combination of stock selection and an underweighted position in the basic materials sector detracted from performance relative to the MSCI World Index. Not holding mining giant BHP Billiton held back results as this strong-performing benchmark constituent outpaced the return of the overall benchmark.

Stock selection and an underweighted position in the special products and services sector also hurt relative performance. No individual stocks within this sector were among the fund’s top detractors for the reporting period.

Several holdings in the financial services sector held back relative returns, including insurance company Allstate, French bank Credit Agricole, home equity loan provider Fannie Mae (Federal National Mortgage Association), and consumer financing firm Aiful (Japan). Shares of Allstate were negatively affected by investor concerns regarding the potential subprime mortgage market exposures in its investment portfolios and a slowdown in its core insurance operations.

Elsewhere, retailer Macy’s and home improvement products maker Masco were also top detractors. Macy’s shares were hurt by disappointing same-store sales results which led to decreased earnings guidance and increasing investor concern about the health of the consumer in the U.S. Not holding strong-performing computer and personal electronics maker Apple and mobile phone maker Nokia (Finland) also hurt relative results.

During the reporting period, our currency exposure in the equity portion of the fund held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

The cash position in the equity portion of the fund was also a detractor. As with nearly all mutual funds, this portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the fund, our U.S. yield curve(y) positioning detracted from performance relative to the JPMorgan Global Government Bond Index Unhedged as interest rates generally declined over the reporting period.

During the latter half of the period, as swap and credit spreads widened, the fund’s exposure to “AAA”(s) rated commercial mortgage-backed securities (CMBS), delegated underwriting services (DUS) pools, Small Business Association (SBA) bonds, and emerging markets debt securities detracted from relative results.

3

Management review – continued

Contributors to performance

The fund’s overweighted position in the strong-performing consumer staples sector boosted relative performance. Holdings of global food company Nestle (Switzerland) and global confectioner and beverage company Cadbury Schweppes(g) were top contributors.

Aided by stock selection, the utilities and communications sector was another positive area for relative returns. Strong performance from our holdings of power and gas company E.ON (Germany), voice and data communications services company Vodafone, and Spanish telecommunications company Telefonica helped bolster results.

A combination of security selection and an overweighted position in the retailing sector also contributed to relative performance. No individual stocks within this sector were among the fund’s top contributors over the reporting period.

Elsewhere, global integrated oil companies, Hess and TOTAL (France), and oil and gas exploration and production company Apache were top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. Additionally, the fund’s positioning in agricultural equipment manufacturer, Deere & Co.(g), positively affected results. Deere’s stock price gain was driven by strong capital management and better-than-expected results throughout the period. Not holding car maker Toyota (Japan), whose stock underperformed the benchmark, also helped.

Within the fixed income portion of the fund, our duration(d) positioning in European bonds contributed to performance relative to the JPMorgan Global Government Bond Index Unhedged.

The fund’s underweighted exposure to the U.S. dollar, particularly versus the Euro, also modestly benefited relative results as the value of the dollar weakened relative to most of the world’s major currencies.

Relative performance was also aided by security selection, particularly in some of the fund’s European government bonds.

Respectfully,

Nevin Chitkara	Steven Gorham	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	11/07/94	8.87%	13.79%	8.98%
Service Class	8/24/01	8.62%	13.49%	8.81%

Comparative Index

JPMorgan Global Government Bond Index Unhedged (f)	10.81%	6.71%	6.26%
MSCI World Index (f)	9.57%	17.53%	7.45%
60% MSCI World/40% JPMorgan Global Government Bond Index Unhedged (f)	10.25%	13.22%	7.29%

(f)	Source: Fact Set Research Systems Inc.

Index Definition

JPMorgan Global Government Bond Index Unhedged – measures the performance of developed government bond markets around the world.

Morgan Stanley Capital International (MSCI) World Index – a market capitalization index that is designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

EXPENSE TABLE

Fund Expenses Borne by the Contract holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.92%	$1,000.00	$1,042.10	$4.74
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
Service Class	Actual	1.17%	$1,000.00	$1,040.50	$6.02
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

6

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 59.8%
Aerospace – 2.5%
Lockheed Martin Corp.	21,100	$2,220,986
Northrop Grumman Corp.	10,480	824,147
United Technologies Corp.	13,100	1,002,674

		$4,047,807

Alcoholic Beverages – 0.5%
Heineken N.V.	13,590	$875,262

Apparel Manufacturers – 0.5%
NIKE, Inc., “B”	13,740	$882,658

Automotive – 0.9%
Bayerische Motoren Werke AG	18,950	$1,170,183
Johnson Controls, Inc. (l)	7,480	269,579

		$1,439,762

Broadcasting – 1.6%
Fuji Television Network, Inc.	292	$483,552
Nippon Television Network Corp.	2,290	307,274
Vivendi S.A.	16,710	761,430
Walt Disney Co.	12,500	403,500
WPP Group PLC	49,210	630,021

		$2,585,777

Brokerage & Asset Managers – 1.0%
Franklin Resources, Inc.	3,550	$406,227
Goldman Sachs Group, Inc. (l)	3,900	838,695
Lehman Brothers Holdings, Inc. (l)	5,070	331,781

		$1,576,703

Business Services – 0.8%
Accenture Ltd., “A”	14,090	$507,663
Bunzl PLC	28,540	400,124
USS Co. Ltd.	6,440	399,551

		$1,307,338

Chemicals – 0.9%
PPG Industries, Inc. (l)	15,410	$1,082,244
Syngenta AG	1,670	423,721

		$1,505,965

Computer Software – 0.5%
Oracle Corp. (a)	36,060	$814,235

Computer Software – Systems – 1.0%
Fujitsu Ltd.	79,000	$528,663
Hewlett-Packard Co.	9,340	471,483
International Business Machines Corp.	5,440	588,064

		$1,588,210

Construction – 1.6%
CRH PLC	23,350	$810,727
Geberit AG	2,691	366,875
Masco Corp. (l)	33,620	726,528
Sekisui Chemical Co. Ltd.	65,000	438,124
Toll Brothers, Inc. (a)	18,180	364,691

		$2,706,945

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Consumer Goods & Services – 2.3%
Henkel KGaA, IPS	19,560	$1,096,441
Kao Corp.	32,000	962,449
Procter & Gamble Co.	15,950	1,171,049
Uni-Charm Corp. (l)	9,300	585,562

		$3,815,501

Electrical Equipment – 1.7%
Legrand S.A.	26,680	$906,220
OMRON Corp.	22,800	539,663
Rockwell Automation, Inc.	3,960	273,082
Spectris PLC	44,640	601,678
W.W. Grainger, Inc. (l)	5,410	473,483

		$2,794,126

Electronics – 2.0%
Intel Corp.	27,420	$731,017
Konica Minolta Holdings, Inc.	22,000	387,221
Ricoh Co. Ltd.	22,000	404,624
Samsung Electronics Co. Ltd.	1,344	789,951
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	102,819	1,024,077

		$3,336,890

Energy – Independent – 1.1%
Apache Corp.	5,890	$633,411
Devon Energy Corp. (l)	7,540	670,381
EOG Resources, Inc. (l)	6,080	542,640

		$1,846,432

Energy – Integrated – 5.6%
ConocoPhillips	8,540	$754,082
Exxon Mobil Corp.	16,040	1,502,788
Hess Corp.	11,590	1,168,967
Royal Dutch Shell PLC, “A”	47,200	1,988,436
Statoil A.S.A.	34,580	1,069,186
TOTAL S.A., ADR	34,460	2,846,396

		$9,329,855

Food & Beverages – 2.6%
Kellogg Co. (l)	10,510	$551,039
Nestle S.A.	6,417	2,940,357
Nong Shim Co. Ltd. (a)	1,335	276,372
PepsiCo, Inc.	7,700	584,430

		$4,352,198

Food & Drug Stores – 0.6%
CVS Caremark Corp.	11,020	$438,045
Lawson, Inc.	16,100	570,702

		$1,008,747

Forest & Paper Products – 0.4%
UPM-Kymmene Corp.	34,970	$700,644

Gaming & Lodging – 0.5%
Royal Caribbean Cruises Ltd. (l)	18,730	$794,901

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
General Merchandise – 0.4%
Macy’s, Inc.	25,900	$670,033

Health Maintenance Organizations – 0.7%
WellPoint, Inc. (a)	12,750	$1,118,558

Insurance – 3.4%
Allstate Corp.	32,540	$1,699,564
Aviva PLC	40,870	542,842
Benfield Group PLC	57,790	323,714
Genworth Financial, Inc., “A”	16,480	419,416
Hartford Financial Services Group, Inc.	6,110	532,731
Jardine Lloyd Thompson Group PLC	64,900	426,619
MetLife, Inc.	21,990	1,355,024
Prudential Financial, Inc.	4,060	377,742

		$5,677,652

Leisure & Toys – 0.4%
Heiwa Corp. (l)	19,100	$168,919
NAMCO BANDAI Holdings, Inc. (l)	19,300	305,655
Sankyo Co. Ltd.	5,600	260,162

		$734,736

Machinery & Tools – 0.7%
Assa Abloy AB, “B”	38,360	$763,171
GEA Group AG (a)	9,790	338,130

		$1,101,301

Major Banks – 4.9%
Bank of America Corp.	28,284	$1,166,998
Bank of New York Mellon Corp.	28,161	1,373,130
Credit Agricole S.A.	42,912	1,439,515
First Financial Holding Co. Ltd.	416,000	305,565
PNC Financial Services Group, Inc.	8,900	584,285
Royal Bank of Scotland Group PLC	135,054	1,214,154
State Street Corp. (l)	4,770	387,324
SunTrust Banks, Inc.	6,850	428,057
Svenska Handelsbanken AB, “A”	17,400	551,907
UniCredito Italiano S.p.A.	70,160	583,800

		$8,034,735

Metals & Mining – 0.5%
Anglo American PLC	13,280	$804,820

Natural Gas – Distribution – 0.4%
Tokyo Gas Co. Ltd.	146,000	$681,655

Oil Services – 0.2%
Fugro N.V.	4,200	$321,935

Other Banks & Diversified Financials – 3.7%
Aiful Corp. (l)	8,700	$153,149
Bangkok Bank Public Co. Ltd.	107,900	381,427
Citigroup, Inc.	21,063	620,095
DNB Holding A.S.A.	41,200	624,840
Fannie Mae (l)	18,710	748,026
Hachijuni Bank Ltd. (l)	43,000	289,146
ING Groep N.V.	36,680	1,431,714
Joyo Bank Ltd.	43,000	239,742
Sapporo Hokuyo Holdings, Inc.	29	260,482
Shinhan Financial Group Co. Ltd. (a)	11,810	677,624

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Other Banks & Diversified Financials – continued
Takefuji Corp.	12,190	$292,669
Unione di Banche Italiane Scpa	16,124	443,839

		$6,162,753

Pharmaceuticals – 6.2%
Astellas Pharma, Inc.	18,200	$793,394
GlaxoSmithKline PLC	89,300	2,266,151
Hisamitsu Pharmaceutical Co., Inc.	17,000	517,388
Johnson & Johnson	18,950	1,263,965
Merck & Co., Inc.	15,590	905,935
Merck KGaA	4,000	513,837
Novartis AG	33,450	1,822,297
Pfizer, Inc.	14,680	333,676
Roche Holding AG	5,860	1,009,393
Wyeth	19,840	876,730

		$10,302,766

Printing & Publishing – 0.4%
Reed Elsevier PLC	46,100	$620,267

Railroad & Shipping – 0.3%
Burlington Northern Santa Fe Corp.	5,160	$429,467

Specialty Chemicals – 0.2%
Praxair, Inc.	2,980	$264,356

Specialty Stores – 0.2%
Praktiker Bau-und Heimwerkermaerkte Holding AG	8,320	$246,095

Telecommunications – Wireless – 1.9%
KDDI Corp.	149	$1,106,365
Sprint Nextel Corp.	24,890	326,806
Vodafone Group PLC	438,990	1,636,121

		$3,069,292

Telephone Services – 2.2%
AT&T, Inc.	14,640	$608,438
Embarq Corp.	6,774	335,516
Royal KPN N.V.	51,560	932,484
Telefonica S.A.	29,680	959,175
Telekom Austria AG	23,340	646,814
TELUS Corp. (non-voting shares)	3,956	192,439

		$3,674,866

Tobacco – 1.3%
Altria Group, Inc.	29,466	$2,227,040

Trucking – 1.3%
TNT N.V.	30,810	$1,282,083
Yamato Holdings Co., Ltd.	59,000	850,817

		$2,132,900

Utilities – Electric Power – 1.9%
Dominion Resources, Inc. (l)	13,650	$647,693
E.ON AG	7,110	1,509,637
FPL Group, Inc.	7,760	525,973
United Utilities PLC	32,030	479,573

		$3,162,876

Total Common Stocks (Identified Cost, $85,472,468)		$98,748,059

8

Portfolio of Investments – continued

Issuer		Shares/Par	Value ($)

BONDS – 32.7%
Asset Backed & Securitized – 1.3%
Bayview Commercial Asset Trust, FRN, 5.158%, 2023 (n)	CAD	170,000	$154,432
Commercial Mortgage Asset Trust, FRN, 0.876%, 2032 (i)(n)		$3,815,110	117,727
Commercial Mortgage Pass-Through Certificates, FRN, 5.217%, 2017 (n)		360,000	358,203
Commercial Mortgage Pass-Through Certificates, FRN, 5.227%, 2017 (n)		700,000	683,801
First Union National Bank Commercial Mortgage Trust, FRN, 0.931%, 2043 (i)(n)		7,762,461	185,045
IMPAC CMB Trust, FRN, 5.215%, 2036		614,769	586,993
Lehman Brothers Floating Rate Commercial Mortgage Trust, FRN, 5.187%, 2018 (n)		123,062	122,872

			$2,209,073

Emerging Market Quasi-Sovereign – 0.6%
Gazprom International S.A., 7.201%, 2020		$382,502	$390,650
Gazprom International S.A., 6.51%, 2022 (n)		120,000	114,084
Pemex Project Funding Master Trust, 5.75%, 2018 (n)		101,000	100,748
Petronas Capital Ltd., 7.875%, 2022		254,000	317,641

			$923,123

Emerging Market Sovereign – 0.7%
Banco Central del Peru, 0%, 2008	PEN	630,000	$206,706
Republic of Argentina, FRN, 5.389%, 2012		$163,750	145,617
United Mexican States, 5.625%, 2017		404,000	409,454
United Mexican States, 6.75%, 2034		357,000	394,307

			$1,156,084

International Market Quasi-Sovereign – 0.3%
Canada Housing Trust, 4.6%, 2011	CAD	410,000	$421,964

International Market Sovereign – 22.5%
Federal Republic of Germany, 5.25%, 2010	EUR	1,345,000	$2,020,061
Federal Republic of Germany, 3.75%, 2015	EUR	604,000	856,809
Federal Republic of Germany, 6.25%, 2030	EUR	1,375,000	2,447,578
Government of Canada, 4.5%, 2015	CAD	1,060,000	1,111,488
Government of Canada, 5.75%, 2033	CAD	106,000	135,079
Government of Japan, 0.8%, 2010	JPY	58,000,000	519,825
Government of Japan, 1.5%, 2012	JPY	210,000,000	1,924,652
Government of Japan, 1.3%, 2014	JPY	224,000,000	2,017,283
Government of Japan, 1.7%, 2017	JPY	186,000,000	1,701,818
Government of Japan, 2.1%, 2024	JPY	241,000,000	2,202,511
Government of Japan, 2.2%, 2027	JPY	94,000,000	856,361
Government of Japan, 2.4%, 2037	JPY	44,000,000	398,578
Kingdom of Belgium, 5.5%, 2017	EUR	1,490,000	2,355,528

Issuer		Shares/Par	Value ($)

BONDS – continued
International Market Sovereign – continued
Kingdom of Denmark, 4%, 2015	DKK	2,135,000	$408,121
Kingdom of Netherlands, 3.75%, 2014	EUR	1,701,000	2,419,574
Kingdom of Spain, 5%, 2012	EUR	1,747,000	2,639,098
Kingdom of Sweden, 4.5%, 2015	SEK	2,630,000	412,015
Republic of France, 6%, 2025	EUR	1,524,000	2,598,450
Republic of France, 4.75%, 2035	EUR	645,000	954,313
Republic of Italy, 4.75%, 2013	EUR	1,780,000	2,663,633
United Kingdom Treasury, 9%, 2011	GBP	588,000	1,343,703
United Kingdom Treasury, 8%, 2015	GBP	1,199,000	2,925,295
United Kingdom Treasury, 8%, 2021	GBP	358,000	956,071
United Kingdom Treasury, 4.25%, 2036	GBP	694,000	1,365,590

			$37,233,434

Mortgage Backed – 1.4%
Fannie Mae, 5.37%, 2013		$146,823	$151,267
Fannie Mae, 4.78%, 2015		98,579	98,237
Fannie Mae, 4.856%, 2015		78,335	77,695
Fannie Mae, 5.09%, 2016		99,000	99,963
Fannie Mae, 5.423%, 2016		105,704	109,239
Fannie Mae, 4.994%, 2017		43,972	44,445
Fannie Mae, 5.05%, 2017		90,000	90,625
Fannie Mae, 5.32%, 2017		72,585	74,203
Fannie Mae, 5.5%, 2024		162,521	163,162
Freddie Mac, 5%, 2022-2025		1,271,870	1,273,467
Freddie Mac, 4%, 2024		160,227	159,020

			$2,341,323

Municipals – 0.2%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018		$355,000	$394,082

Natural Gas – Pipeline – 0.1%
Intergas Finance B.V., 6.875%, 2011		$171,000	$165,870

Telecommunications – Wireless – 0.1%
OJSC Vimpel-Communications, 8.25%, 2016		$198,000	$198,000

U.S. Government Agencies – 0.8%
Aid-Egypt, 4.45%, 2015		$349,000	$347,182
Small Business Administration, 5.09%, 2025		66,845	67,348
Small Business Administration, 5.21%, 2026		817,118	827,938
Small Business Administration, 5.36%, 2026		95,023	96,333

			$1,338,801

U.S. Treasury Obligations – 4.7%
U.S. Treasury Bonds, 4.75%, 2017		$1,920,000	$2,027,849
U.S. Treasury Bonds, 8%, 2021		874,000	1,196,151
U.S. Treasury Bonds, 4.75%, 2037		185,000	193,614
U.S. Treasury Bonds, TIPS, 2.375%, 2025		678,316	712,126
U.S. Treasury Notes, 4.75%, 2012		308,000	324,651
U.S. Treasury Notes, 4%, 2015 (f)		2,905,000	2,946,080
U.S. Treasury Notes, TIPS, 2%, 2014		338,076	349,196

			$7,749,667

Total Bonds (Identified Cost, $53,114,167)			$54,131,421

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

SHORT-TERM OBLIGATIONS (y) – 7.2%
Abbey National North America LLC, 4%, due 1/02/08	$6,638,000	$6,637,262
American Express Credit Corp., 4.12%, due 1/02/08	5,201,000	5,200,405

Total Short-Term Obligations, at Amortized Cost and Value		$11,837,667

COLLATERAL FOR SECURITIES LOANED – 4.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	7,705,412	$7,705,412

Total Investments (Identified Cost, $158,129,714) (k)		$172,422,559

OTHER ASSETS, LESS LIABILITIES – (4.4)%		(7,200,041)

Net Assets – 100.0%		$165,222,518

(a)	Non-income producing security.

(f)	All or a portion of the security has been segregated as collateral for an open futures contract.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $100,324,558 and 58.19% of market value. An independent pricing service provided an evaluated bid for 30.71% of the market value.

(l)	All or a portion of this security is on loan.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,836,912, representing 1.1% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

IPS	International Preference Stock

TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PEN	Peruvian Nuevo Sol

SEK	Swedish Krona

See Notes to Financial Statements

10

Portfolio of Investments – continued

Derivative Contracts at 12/31/07

Forward Foreign Currency Exchange Contracts at 12/31/07

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	AUD	175,000	1/16/08	$152,932	$153,522	$590
SELL	AUD	40,000	1/16/08	35,526	35,091	435
SELL	CAD	665,735	1/09/08	675,590	674,617	973
BUY	DKK	356,153	2/07/08	69,765	69,870	106
BUY	EUR	663,044	1/16/08-2/13/08	962,016	969,994	7,978
SELL	EUR	2,582,554	2/05/08-2/13/08	3,790,843	3,778,247	12,596
SELL	GBP	2,253,678	2/05/08-2/14/08	4,594,539	4,480,780	113,759
BUY	IDR	948,760,013	1/28/08	100,611	100,901	290
BUY	JPY	1,215,213,713	1/15/08-2/05/08	10,887,604	10,896,583	8,979
SELL	JPY	511,065,168	1/15/08-2/06/08	4,668,941	4,587,377	81,564
BUY	MYR	356,838	1/28/08	107,158	107,988	829
SELL	SEK	1,554,652	1/15/08	245,000	240,576	4,424
						$232,523

Depreciation
BUY	AUD	690,516	1/16/08	$620,166	$605,769	$(14,397)
SELL	AUD	376,594	1/16/08	327,237	330,375	(3,138)
BUY	CAD	342,462	1/09/08	360,684	347,031	(13,653)
SELL	CAD	452,374	1/09/08	446,145	458,410	(12,265)
BUY	CHF	200,777	2/04/08	180,485	177,738	(2,748)
BUY	EUR	8,116,488	1/16/08-2/13/08	11,901,736	11,870,312	(31,424)
SELL	EUR	2,057,370	1/16/08-2/13/08	2,970,611	3,009,813	(39,202)
BUY	GBP	708,978	2/14/08	1,425,791	1,409,531	(16,260)
BUY	JPY	563,910,115	1/15/08-2/05/08	5,161,627	5,059,018	(102,608)
SELL	JPY	138,916,938	1/15/08-2/05/08	1,239,151	1,246,577	(7,426)
BUY	NOK	908,696	2/19/08	167,718	167,127	(591)
BUY	SEK	2,054,984	1/15/08	326,231	318,000	(8,231)
						$(251,943)

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Japan Government Bonds 10 yr (Long)	5	$6,123,171	Mar-08	$23,065

At December 31, 2007, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Portfolio Footnotes and Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s’ balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value, including $7,829,666 of securities on loan (identified cost, $158,129,714)	$172,422,559
Cash	111
Foreign currency, at value (identified cost, $18,518)	18,805
Receivable for forward foreign currency exchange contracts	232,523
Receivable for daily variation margin on open futures contracts	270
Interest and dividends receivable	931,345
Receivable from investment adviser	26,394
Other assets	5,842
Total assets		$173,637,849
Liabilities
Payable for forward foreign currency exchange contracts	$251,943
Payable for investments purchased	160,599
Payable for fund shares reacquired	177,569
Collateral for securities loaned, at value (c)	7,705,412
Payable to affiliates
Management fee	13,595
Distribution fees	550
Administrative services fee	413
Payable for independent trustees’ compensation	528
Accrued expenses and other liabilities	104,722
Total liabilities		$8,415,331
Net assets		$165,222,518
Net assets consist of
Paid-in capital	$134,205,700
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,905 deferred country tax)	14,304,951
Accumulated net realized gain (loss) on investments and foreign currency transactions	9,476,799
Undistributed net investment income	7,235,068
Net assets		$165,222,518
Shares of beneficial interest outstanding		9,400,079
Initial Class shares
Net assets	$145,113,051
Shares outstanding	8,248,525
Net asset value per share		$17.59
Service Class shares
Net assets	$20,109,467
Shares outstanding	1,151,554
Net asset value per share		$17.46

(c)	Non-cash collateral not included.

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net Investment income
Income
Interest	$3,152,926
Dividends	2,513,327
Foreign taxes withheld	(153,106)
Total investment income		$5,513,147
Expenses
Management fee	$1,305,898
Distribution fees	48,839
Administrative services fee	45,610
Independent trustees’ compensation	16,653
Custodian fee	186,084
Shareholder communications	14,616
Auditing fees	52,569
Legal fees	5,950
Miscellaneous	24,199
Total expenses		$1,700,418
Fees paid indirectly	(2,070)
Reduction of expenses by investment adviser	(40,247)
Net expenses		$1,658,101
Net investment income		$3,855,046
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $396 country tax)	$19,470,551
Futures contracts	107,308
Foreign currency transactions	109,899
Net realized gain (loss) on investments and foreign currency transactions		$19,687,758
Change in unrealized appreciation (depreciation)
Investments (net of $2,905 increase in deferred country tax)	$(8,839,638)
Futures contracts	29,394
Translation of assets and liabilities in foreign currencies	71,482
Net unrealized gain (loss) on investments and foreign currency translation		$(8,738,762)
Net realized and unrealized gain (loss) on investments and foreign currency		$10,948,996
Change in net assets from operations		$14,804,042

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$3,855,046	$4,216,105
Net realized gain (loss) on investments and foreign currency transactions	19,687,758	18,772,904
Net unrealized gain (loss) on investments and foreign currency translation	(8,738,762)	5,111,637
Change in net assets from operations	$14,804,042	$28,100,646
Distributions declared to shareholders
From net investment income
Initial Class	$(3,400,940)	$(1,461,088)
Service Class	(389,718)	(114,800)
From net realized gain on investments
Initial Class	(13,963,818)	(10,553,650)
Service Class	(1,777,176)	(1,109,353)
Total distributions declared to shareholders	$(19,531,652)	$(13,238,891)
Change in net assets from fund share transactions	$(9,895,179)	$(12,956,875)
Total change in net assets	$(14,622,789)	$1,904,880
Net assets
At beginning of period	179,845,307	177,940,427
At end of period (including undistributed net investment income of $7,235,068 and $3,728,347, respectively)	$165,222,518	$179,845,307

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.11	$16.66	$17.91	$15.70	$13.11
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.41	$0.37	$0.32	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	2.38	0.23	2.29	2.66
Total from investment operations	$1.53	$2.79	$0.60	$2.61	$2.95
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.16)	$(0.75)	$(0.40)	$(0.36)
From net realized gain on investments	(1.65)	(1.18)	(1.10)	—	—
Total distributions declared to shareholders	$(2.05)	$(1.34)	$(1.85)	$(0.40)	$(0.36)
Net asset value, end of period	$17.59	$18.11	$16.66	$17.91	$15.70
Total return (%) (k)(r)(s)	8.87	17.20	3.83	17.12	22.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.93	0.92	0.89	0.94
Expenses after expense reductions (f)	0.93	N/A	N/A	N/A	N/A
Net investment income	2.24	2.41	2.18	1.97	2.06
Portfolio turnover	78	76	78	86	93
Net assets at end of period (000 Omitted)	$145,113	$161,209	$161,143	$166,034	$156,675

See Notes to Financial Statements

15

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.99	$16.56	$17.82	$15.63	$13.08
Net investment income (d)	$0.35	$0.37	$0.32	$0.28	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.13	2.36	0.23	2.29	2.63
Total from investment operations	$1.48	$2.73	$0.55	$2.57	$2.89
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.12)	$(0.71)	$(0.38)	$(0.34)
From net realized gain on investments	(1.65)	(1.18)	(1.10)	—	—
Total distributions declared to shareholders	$(2.01)	$(1.30)	$(1.81)	$(0.38)	$(0.34)
Net asset value, end of period	$17.46	$17.99	$16.56	$17.82	$15.63
Total return (%) (k)(r)(s)	8.62	16.91	3.54	16.88	22.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.18	1.17	1.14	1.19
Expenses after expense reductions (f)	1.18	N/A	N/A	N/A	N/A
Net investment income	1.99	2.15	1.91	1.72	1.83
Portfolio turnover	78	76	78	86	93
Net assets at end of period (000 Omitted)	$20,109	$18,637	$16,797	$14,460	$11,545

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Total Return Portfolio (formerly Global Total Return Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

17

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts and forward foreign currency exchange contracts.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

18

Notes to Financial Statements – continued

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2007, the value of securities loaned was $7,829,666. These loans were collateralized by cash of $7,705,412 and U.S. Treasury obligations of $337,040.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

19

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$4,471,676	$2,629,612
Long-term capital gain	15,059,976	10,609,279
Total distributions	$19,531,652	$13,238,891

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$158,349,737
Gross appreciation	18,773,276
Gross depreciation	(4,700,454)
Net unrealized appreciation (depreciation)	$14,072,822
Undistributed ordinary income	7,608,378
Undistributed long-term capital gain	13,078,517
Capital loss carryforwards	(3,564,082)
Other temporary differences	(178,817)

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/09	$(3,564,082)

The availability of a portion of the capital loss carryforwards, which were acquired on September 5, 2003 in connection with the Global Asset Allocation fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $300 million of average daily net assets	0.75%
Average daily net assets in excess of $300 million	0.675%

The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective September 1, 2007, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 0.90% for Initial Class shares and 1.15% for Service Class shares. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, this reduction amounted to $40,247 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

20

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $846.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$20,052,635	$20,229,274
Investments (non-U.S. government securities)	$103,805,275	$128,521,583

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	104,489	$1,868,162	279,698	$4,847,132
Service Class	165,602	2,999,239	175,674	2,986,285
	270,091	$4,867,401	455,372	$7,833,417
Shares issued to shareholders in reinvestment of distributions
Initial Class	1,023,262	$17,364,758	702,206	$12,014,738
Service Class	128,447	2,166,894	71,882	1,224,153
	1,151,709	$19,531,652	774,088	$13,238,891
Shares reacquired
Initial Class	(1,783,093)	$(31,189,719)	(1,752,724)	$(30,164,017)
Service Class	(178,422)	(3,104,513)	(225,954)	(3,865,166)
	(1,961,515)	$(34,294,232)	(1,978,678)	$(34,029,183)
Net change
Initial Class	(655,342)	$(11,956,799)	(770,820)	$(13,302,147)
Service Class	115,627	2,061,620	21,602	345,272
	(539,715)	$(9,895,179)	(749,218)	$(12,956,875)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $807 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Global Total Return Portfolio (formerly known as Global Total Return Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Total Return Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Total Return Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

22

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986	Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997	Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001	Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001	Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001	Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO
(1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

23

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

24

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Nevin Chitkara Steven Gorham Matthew Ryan Erik Weisman

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 1st quintile for the three-year and the five-year periods ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to implement an expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under ‘‘Variable Insurance Portfolios’’ on the “Products & Performance” page on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $15,059,976 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 21.89% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® High Yield Portfolio

(formerly High Yield Series)

12/31/07

HYS-ANN

MFS® HIGH YIELD PORTFOLIO

(formerly High Yield Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	8.6%
Broadcasting	8.0%
Gaming & Lodging	5.9%
Utilities – Electric Power	5.5%
Energy – Independent	5.2%

Credit quality of bonds (r)
AAA	0.6%
AA	0.4%
A	0.1%
BBB	3.4%
BB	29.6%
B	51.1%
CCC	14.3%
Not Rated	0.5%

Portfolio facts
Average Duration (d)(i)	4.2
Average Life (i)(m)	6.7 yrs.
Average Maturity (i)(m)	7.2 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	B+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(o)	Less than 0.1%.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS High Yield Portfolio (the “fund”) provided a total return of 1.93%, while Service Class shares provided a total return of 1.56%. These compare with a return of 1.87% for the fund’s benchmark, the Lehman Brothers U.S. High-Yield Corporate Bond Index.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Over the reporting period, yield was a negative factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index. The fund’s yield curve(y) positioning and relative exposure to “B” rated(s) bonds also held back relative performance.

Debt holdings that detracted from results included the bonds of Harrah’s Operating Co., Tropicana Entertainment, General Motors Acceptance Corp. (GMAC), Ford Motor Credit Co., and Realogy(g).

Contributors to performance

Security selection was an overall positive for the fund’s relative performance. For the reporting period, the debt of FMG Finance, Freeport-McMoRan, and Hospital Corporation of America (HCA) was among the fund’s leading contributors relative to the benchmark. Additionally, our positioning in “BB” and, to a lesser extent, “CCC” rated securities helped relative performance.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	10-yr
Initial Class	6/12/85	1.93%	8.87%	4.83%
Service Class	8/24/01	1.56%	8.59%	4.65%

Comparative Index

Lehman Brothers U.S. High-Yield Corporate Bond Index (f)	1.87%	10.91%	5.52%

(f)	Source: FactSet Research Systems Inc.

Index Definition

Lehman Brothers U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period, July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.80%	$1,000.00	$989.40	$4.01
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$987.80	$5.26
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 83.2%
Aerospace – 1.7%
Bombardier, Inc., 8%, 2014 (n)	$1,723,000	$1,800,535
Hawker Beechcraft Acquisition Co., 9.75%, 2017 (n)	1,455,000	1,447,725
TransDigm, Inc., 7.75%, 2014	670,000	680,050
Vought Aircraft Industries, Inc., 8%, 2011	1,615,000	1,530,213

		$5,458,523

Airlines – 0.6%
Continental Airlines, Inc., 6.9%, 2017	$306,782	$294,511
Continental Airlines, Inc., 6.748%, 2017	265,571	253,621
Continental Airlines, Inc., 6.795%, 2018	547,987	520,587
Continental Airlines, Inc., 7.566%, 2020	759,396	736,614

		$1,805,333

Apparel Manufacturers – 0.2%
Levi Strauss & Co., 9.75%, 2015	$680,000	$678,300

Asset Backed & Securitized – 1.9%
Airlie LCDO Ltd., CDO, FRN, 7.11%, 2011 (z)	$665,000	$586,730
Anthracite Ltd., CDO, 6%, 2037 (z)	1,300,000	907,969
Arbor Realty Mortgage Securities, CDO, FRN, 7.48%, 2041 (z)	686,380	599,251
Babson Ltd., CLO, “D”, FRN, 6.742%, 2018 (n)	670,000	542,365
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (n)	950,000	670,757
CWCapital Cobalt Ltd., CDO, “F”, FRN, 6.365%, 2050 (z)	500,000	348,440
First Union National Bank Commercial Mortgage Corp., 6.75%, 2010	855,000	857,493
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.062%, 2051	690,000	640,042
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2050	690,000	631,377
Wachovia Credit, CDO, FRN, 6.233%, 2026 (z)	376,000	303,383

		$6,087,807

Automotive – 3.4%
Allison Transmission, Inc., 11%, 2015 (n)	$1,705,000	$1,551,550
Ford Motor Credit Co. LLC, 8.625%, 2010	1,065,000	988,268
Ford Motor Credit Co. LLC, 9.75%, 2010	6,182,000	5,898,873
General Motors Acceptance Corp., 8.375%, 2033	2,454,000	1,975,470
TRW Automotive, Inc., 7%, 2014 (n)	650,000	598,000

		$11,012,161

Broadcasting – 7.1%
Allbritton Communications Co., 7.75%, 2012	$2,383,000	$2,359,170
Bonten Media Acquisition Co., 9%, 2015 (n)(p)	835,000	728,538
CanWest MediaWorks LP, 9.25%, 2015 (n)	1,480,000	1,448,550
Clear Channel Communications, Inc., 5.5%, 2014	1,865,000	1,421,568
Intelsat Bermuda Ltd., 11.25%, 2016	2,295,000	2,369,588
Intelsat Corp., 0% to 2010, 9.25% to 2015	1,590,000	1,299,825
Intelsat Ltd., FRN, 10.828%, 2013	580,000	594,500

Issuer	Shares/Par	Value ($)

BONDS – continued
Broadcasting – continued
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	$900,000	$904,500
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	1,575,000	1,549,406
Lamar Media Corp., 6.625%, 2015 (n)	925,000	899,563
Lamar Media Corp., 6.625%, 2015	1,430,000	1,390,675
LBI Media, Inc., 8.5%, 2017 (n)	940,000	905,925
LIN TV Corp., 6.5%, 2013	2,080,000	1,957,800
Local TV Finance LLC, 9.25%, 2015 (n)(p)	1,515,000	1,446,825
Nexstar Broadcasting Group, Inc., 7%, 2014	1,070,000	996,438
Univision Communications, Inc., 9.75%, 2015 (n)(p)	3,090,000	2,815,763

		$23,088,634

Brokerage & Asset Managers – 0.3%
Nuveen Investments, Inc., 10.5%, 2015 (z)	$920,000	$916,550

Building – 1.1%
Interface, Inc., 10.375%, 2010	$943,000	$987,793
Interface, Inc., 9.5%, 2014	170,000	177,650
Nortek Holdings, Inc., 8.5%, 2014	975,000	780,000
Ply Gem Industries, Inc., 9%, 2012	2,270,000	1,759,250

		$3,704,693

Business Services – 0.8%
SunGard Data Systems, Inc., 10.25%, 2015	$2,387,000	$2,440,708

Cable TV – 2.5%
CCH I Holdings LLC, 11%, 2015	$1,684,000	$1,372,460
CCO Holdings LLC, 8.75%, 2013	2,030,000	1,938,650
CSC Holdings, Inc., 6.75%, 2012	1,905,000	1,821,656
Mediacom LLC, 9.5%, 2013	980,000	910,175
NTL Cable PLC, 9.125%, 2016	1,130,000	1,118,700
Videotron Ltee, 6.875%, 2014	905,000	885,769

		$8,047,410

Chemicals – 3.2%
Innophos, Inc., 8.875%, 2014	$1,600,000	$1,592,000
Koppers Holdings, Inc., 0% to 2009, 9.875% to 2014	1,960,000	1,646,400
Koppers Holdings, Inc., 9.875%, 2013	1,365,000	1,436,663
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	1,625,000	1,495,000
Mosaic Co., 7.875%, 2016 (n)	1,780,000	1,922,400
Nalco Co., 7.75%, 2011	475,000	480,938
Nalco Co., 8.875%, 2013	1,895,000	1,975,538

		$10,548,939

Computer Software – 0.4%
First Data Corp., 9.875%, 2015 (n)	$1,515,000	$1,408,950

Consumer Goods & Services – 2.7%
Corrections Corp. of America, 6.25%, 2013	$1,090,000	$1,073,650
GEO Group, Inc., 8.25%, 2013	1,270,000	1,282,700
Jarden Corp., 7.5%, 2017	945,000	812,700
Kar Holdings, Inc., 10%, 2015 (n)	1,085,000	968,363

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Consumer Goods & Services – continued
Service Corp. International, 7.375%, 2014	$700,000	$707,875
Service Corp. International, 6.75%, 2015	405,000	399,938
Service Corp. International, 7%, 2017	2,830,000	2,709,725
Visant Holding Corp., 8.75%, 2013	818,000	822,090

		$8,777,041

Containers – 1.3%
Crown Americas LLC, 7.625%, 2013	$980,000	$1,002,050
Graham Packaging Co. LP, 9.875%, 2014	980,000	901,600
Greif, Inc., 6.75%, 2017	1,005,000	982,388
Owens-Brockway Glass Container, Inc., 8.25%, 2013	1,360,000	1,411,000

		$4,297,038

Defense Electronics – 0.9%
L-3 Communications Corp., 6.125%, 2014	$1,740,000	$1,705,200
L-3 Communications Corp., 5.875%, 2015	1,300,000	1,254,500

		$2,959,700

Electronics – 1.0%
Avago Technologies Finance, 11.875%, 2015	$740,000	$790,875
Flextronics International Ltd., 6.25%, 2014	1,125,000	1,071,563
Spansion LLC, 11.25%, 2016 (n)	1,545,000	1,313,250

		$3,175,688

Emerging Market Sovereign – 0.5%
Republic of Argentina, FRN, 5.389%, 2012	$1,908,750	$1,697,383

Energy – Independent – 5.1%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$1,860,000	$1,678,650
Chesapeake Energy Corp., 7%, 2014	1,358,000	1,364,790
Chesapeake Energy Corp., 6.375%, 2015	1,945,000	1,881,788
Forest Oil Corp., 7.25%, 2019 (n)	915,000	919,575
Hilcorp Energy I LP, 7.75%, 2015 (n)	710,000	697,575
Hilcorp Energy I LP, 9%, 2016 (n)	1,635,000	1,692,225
Mariner Energy, Inc., 8%, 2017	1,700,000	1,617,125
Newfield Exploration Co., 6.625%, 2014	1,625,000	1,608,750
OPTI Canada, Inc., 8.25%, 2014 (n)	1,530,000	1,514,700
Plains Exploration & Production Co., 7%, 2017	2,220,000	2,122,875
Quicksilver Resources, Inc., 7.125%, 2016	1,580,000	1,552,350

		$16,650,403

Entertainment – 0.4%
AMC Entertainment, Inc., 11%, 2016	$1,150,000	$1,210,375

Financial Institutions – 1.4%
General Motors Acceptance Corp., 6.875%, 2011	$3,557,000	$3,042,992
Residential Capital LLC, 7.625%, 2008	1,550,000	1,232,250
Residential Capital LLC, 8%, 2012	179,000	110,085

		$4,385,327

Food & Beverages – 1.8%
ARAMARK Corp., 8.5%, 2015	$2,460,000	$2,490,750
B&G Foods, Inc., 8%, 2011	1,190,000	1,166,200
Del Monte Corp., 6.75%, 2015	1,350,000	1,275,750
Michael Foods, Inc., 8%, 2013	950,000	940,500

		$5,873,200

Issuer	Shares/Par	Value ($)

BONDS – continued
Forest & Paper Products – 2.0%
Buckeye Technologies, Inc., 8%, 2010	$316,000	$312,840
Buckeye Technologies, Inc., 8.5%, 2013	2,165,000	2,202,888
Catalyst Paper Corp., 8.625%, 2011	490,000	406,700
Jefferson Smurfit Corp., 8.25%, 2012	1,435,000	1,413,475
JSG Funding PLC, 7.75%, 2015	150,000	142,500
Millar Western Forest Products Ltd., 7.75%, 2013	1,395,000	1,039,275
NewPage Holdings Corp., 10%, 2012 (z)	980,000	984,900

		$6,502,578

Gaming & Lodging – 5.8%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)	$1,260,000	$1,093,050
Harrah’s Operating Co., Inc., 5.375%, 2013	505,000	383,800
Harrah’s Operating Co., Inc., 5.75%, 2017	3,945,000	2,672,738
Isle of Capri Casinos, Inc., 7%, 2014	1,075,000	881,500
Mandalay Resort Group, 9.375%, 2010	1,085,000	1,122,975
MGM Mirage, Inc., 8.5%, 2010	1,165,000	1,208,688
MGM Mirage, Inc., 8.375%, 2011	1,025,000	1,048,063
MGM Mirage, Inc., 6.75%, 2013	1,125,000	1,091,250
MGM Mirage, Inc., 5.875%, 2014	970,000	887,550
MGM Mirage, Inc., 7.5%, 2016	2,450,000	2,425,500
Pinnacle Entertainment, Inc., 8.25%, 2012	1,055,000	1,065,550
Station Casinos, Inc., 6.5%, 2014	2,635,000	1,976,250
Station Casinos, Inc., 6.875%, 2016	350,000	255,500
Tropicana Entertainment LLC, 9.625%, 2014	995,000	631,825
Wynn Las Vegas LLC, 6.625%, 2014	2,060,000	2,023,950

		$18,768,189

Industrial – 1.5%
Blount, Inc., 8.875%, 2012	$1,170,000	$1,172,925
Cii Carbon LLC, 11.125%, 2015 (n)	570,000	561,450
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012	2,720,000	2,781,200
Wesco Distribution, Inc., 7.5%, 2017	340,000	316,200

		$4,831,775

Insurance – Health – 0.3%
Centene Corp., 7.25%, 2014	$1,120,000	$1,092,000

Insurance – Property & Casualty – 0.3%
USI Holdings Corp., 9.75%, 2015 (n)	$1,365,000	$1,098,825

Machinery & Tools – 0.6%
Case New Holland, Inc., 7.125%, 2014	$2,100,000	$2,094,750

Medical & Health Technology & Services – 7.3%
Community Health Systems, Inc., 8.875%, 2015	$2,585,000	$2,633,469
Cooper Cos., Inc., 7.125%, 2015	1,625,000	1,580,313
DaVita, Inc., 6.625%, 2013	740,000	736,300
DaVita, Inc., 7.25%, 2015	2,595,000	2,601,488
HCA, Inc., 6.375%, 2015	2,605,000	2,201,225
HCA, Inc., 9.25%, 2016	4,745,000	4,982,250
HealthSouth Corp., 10.75%, 2016	510,000	532,950
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	1,580,000	1,611,600
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	690,000	679,650

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Medical & Health Technology & Services – continued
Psychiatric Solutions, Inc., 7.75%, 2015	$1,605,000	$1,600,988
U.S. Oncology, Inc., 10.75%, 2014	2,150,000	2,123,125
Universal Hospital Services, Inc., 8.5%, 2015 (p)	1,195,000	1,206,950
Universal Hospital Services, Inc., FRN, 8.287%, 2015	290,000	290,000
VWR Funding, Inc., 10.25%, 2015 (n)	840,000	800,100

		$23,580,408

Metals & Mining – 4.1%
Arch Western Finance LLC, 6.75%, 2013	$1,145,000	$1,110,650
FMG Finance Ltd., 10.625%, 2016 (n)	2,140,000	2,450,300
Foundation PA Coal Co., 7.25%, 2014	495,000	488,813
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	690,000	731,400
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	3,360,000	3,603,600
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	690,000	700,350
Peabody Energy Corp., 5.875%, 2016	1,255,000	1,179,700
Peabody Energy Corp., 7.375%, 2016	1,310,000	1,342,750
PNA Group, Inc., 10.75%, 2016	1,150,000	1,081,000
Ryerson, Inc., 12%, 2015 (n)	640,000	632,000

		$13,320,563

Natural Gas – Distribution – 0.9%
AmeriGas Partners LP, 7.125%, 2016	$1,580,000	$1,532,600
Inergy LP, 6.875%, 2014	1,435,000	1,395,538

		$2,928,138

Natural Gas – Pipeline – 3.1%
Atlas Pipeline Partners LP, 8.125%, 2015	$1,625,000	$1,608,750
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	2,780,000	2,852,919
El Paso Corp., 7.75%, 2032	895,000	908,494
Knight Energy, Inc., 7.25%, 2028	875,000	821,147
Transcontinental Gas Pipe Line Corp., 7%, 2011	303,000	317,771
Williams Cos., Inc., 7.125%, 2011	733,000	774,231
Williams Cos., Inc., 8.75%, 2032	1,247,000	1,524,458
Williams Partners LP, 7.25%, 2017	1,230,000	1,266,900

		$10,074,670

Network & Telecom – 3.2%
Cincinnati Bell, Inc., 8.375%, 2014	$1,705,000	$1,662,375
Citizens Communications Co., 9.25%, 2011	1,286,000	1,392,095
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	1,120,000	1,148,000
Qwest Capital Funding, Inc., 7.25%, 2011	1,035,000	1,019,475
Qwest Corp., 7.875%, 2011	465,000	483,600
Qwest Corp., 8.875%, 2012	1,530,000	1,637,100
Time Warner Telecom Holdings, Inc., 9.25%, 2014	750,000	766,875
Windstream Corp., 8.625%, 2016	2,155,000	2,262,750

		$10,372,270

Issuer	Shares/Par	Value ($)

BONDS – continued
Oil Services – 1.0%
Basic Energy Services, Inc., 7.125%, 2016	$1,650,000	$1,551,000
Compagnie Generale de Geophysique – Veritas, 7.75%, 2017	825,000	833,250
GulfMark Offshore, Inc., 7.75%, 2014	745,000	752,450

		$3,136,700

Other Banks & Diversified Financials – 0.1%
VTB Capital S.A., 6.609%, 2012 (z)	$362,000	$355,303

Printing & Publishing – 4.2%
American Media Operations, Inc., 10.25%, 2009	$1,333,000	$1,138,049
Dex Media, Inc., 0% to 2008, 9% to 2013	3,710,000	3,376,100
Dex Media, Inc., 0% to 2008, 9% to 2013	1,710,000	1,556,100
Idearc, Inc., 8%, 2016	4,350,000	3,991,120
Nielsen Finance LLC, 10%, 2014	910,000	930,475
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	1,450,000	1,018,625
R.H. Donnelley Corp., 8.875%, 2016	1,785,000	1,668,975

		$13,679,444

Retailers – 0.9%
Buhrmann U.S., Inc., 7.875%, 2015	$1,035,000	$975,488
Couche-Tard, Inc., 7.5%, 2013	930,000	927,675
Rite Aid Corp., 7.5%, 2017	1,020,000	898,875
Rite Aid Corp., 9.5%, 2017	220,000	182,050

		$2,984,088

Specialty Stores – 0.6%
Michaels Stores, Inc., 10%, 2014	$965,000	$916,750
Payless ShoeSource, Inc., 8.25%, 2013	1,040,000	977,600

		$1,894,350

Supermarkets – 0.7%
Stater Brothers Holdings, Inc., 7.75%, 2015	$1,035,000	$998,775
SUPERVALU, Inc., 7.5%, 2014	1,125,000	1,153,125

		$2,151,900

Telecommunications – Wireless – 1.6%
Alltel Corp., 7%, 2012	$1,379,000	$1,189,388
American Tower Corp., 7%, 2017 (n)	615,000	618,075
Centennial Communications Corp., 10.125%, 2013	655,000	687,750
MetroPCS Communications Wireless, Inc., 9.25%, 2014	1,005,000	944,700
Wind Acquisition Finance S.A., 10.75%, 2015 (n)	1,580,000	1,722,200

		$5,162,113

Transportation – Services – 0.7%
Hertz Corp., 8.875%, 2014	$2,390,000	$2,422,863

U.S. Treasury Obligations – 0.5%
U.S. Treasury Bonds, 4.5%, 2036	$1,693,000	$1,701,597

Utilities – Electric Power – 5.5%
AES Corp., 9.375%, 2010	$2,005,000	$2,105,250
Dynegy Holdings, Inc., 7.5%, 2015	860,000	804,100
Edison Mission Energy, 7%, 2017	3,930,000	3,861,225
Intergen N.V., 9%, 2017 (n)	800,000	842,000

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Utilities – Electric Power – continued
Mirant Americas Generation LLC, 8.3%, 2011	$800,000	$802,000
Mirant North American LLC, 7.375%, 2013	1,340,000	1,343,350
NRG Energy, Inc., 7.375%, 2016	4,595,000	4,480,120
Reliant Energy, Inc., 6.75%, 2014	495,000	496,238
Reliant Energy, Inc., 7.875%, 2017	2,190,000	2,168,100
Sierra Pacific Resources, 8.625%, 2014	760,000	812,084

		$17,714,467

Total Bonds (Identified Cost, $279,401,811)		$270,091,154

FLOATING RATE LOANS (g)(r) – 8.8%
Aerospace – 0.3%
Hawker Beechcraft Acquisition Co., Letter of Credit, 6.93%, 2014	$39,688	$37,637
Hawker Beechcraft Acquisition Co., Term Loan, 6.83%, 2014	975,744	925,330

		$962,967

Automotive – 1.5%
Allison Transmission, Inc., Term Loan B, 7.96%, 2014	$530,848	$495,149
Ford Motor Co., Term Loan B, 8%, 2013	1,814,816	1,676,689
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.43%, 2014	2,021,964	1,892,433
Mark IV Industries, Inc., Second Lien Term Loan, 10.76%, 2011	994,489	924,875

		$4,989,146

Broadcasting – 0.8%
Gray Television, Inc., Term Loan, 6.73%, 2014	$780,518	$724,906
Univision Communications, Inc., Term Loan B, 7.2%, 2014 (o)	1,935,538	1,761,825

		$2,486,731

Building – 0.2%
Building Materials Corp. of America, Second Lien Term Loan, 10.68%, 2014 (o)	$1,021,862	$737,019

Cable TV – 1.1%
Charter Communications Operating LLC, Term Loan, 7.36%, 2013	$1,594,902	$1,488,697
CSC Holdings, Inc., Incremental Term Loan, 6.89%, 2013	1,194,027	1,126,988
Mediacom Illinois LLC, Term Loan A, 6.52%, 2011	1,077,104	999,015

		$3,614,700

Chemicals – 0.5%
Celanese AG, Term Loan B, 6.97%, 2014	$1,683,886	$1,622,243

Computer Software – 0.2%
First Data Corp., Term Loan B-1, 7.63%, 2014	$830,095	$787,099

Issuer	Shares/Par	Value ($)

FLOATING RATE LOANS (g)(r) – continued
Containers – 0.1%
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	$81,455	$81,505
Altivity Packaging LLC, Second Lien Term Loan, 9.98%, 2013	254,545	254,705

		$336,210

Food & Beverages – 0.7%
Dean Foods Co., Term Loan B, 6.58%, 2014	$1,298,032	$1,223,395
Dole Food Co., Inc., Letter of Credit, 6.99%, 2013	108,499	100,226
Dole Food Co., Inc., Term Loan, 7.16%, 2013	239,851	221,562
Dole Food Co., Inc., Term Loan C, 7.21%, 2013	799,502	738,540

		$2,283,723

Forest & Paper Products – 0.5%
Georgia-Pacific Corp., Term Loan, 6.86%, 2012	$1,683,690	$1,602,487
Georgia-Pacific Corp., Term Loan B-2, 6.83%, 2012	111,743	106,354

		$1,708,841

Medical & Health Technology & Services – 1.1%
Advanced Medical Optics, Inc., Term Loan, 6.66%, 2014	$624,157	$582,026
Community Health Systems, Inc., Term Loan B, 7.33%, 2014	953,591	916,878
HCA, Inc., Term Loan B, 7.08%, 2013	2,236,762	2,152,668

		$3,651,572

Natural Gas – Pipeline – 0.2%
Kinder Morgan, Term Loan, 6.35%, 2014	$554,315	$550,366

Pollution Control – 0.4%
Allied Waste North America, Inc., Term Loan, 6.58%, 2012	$747,053	$713,643
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	473,004	451,850

		$1,165,493

Printing & Publishing – 0.4%
Nielsen Finance LLC, Term Loan B, 7.27%, 2013	$1,420,690	$1,344,836

Retailers – 0.4%
Neiman-Marcus Group, Inc., Term Loan, 2013 (o)	$1,174,259	$1,127,741

Specialty Stores – 0.4%
Michaels Stores, Inc., Term Loan B, 7.61%, 2013	$1,385,026	$1,269,992

Total Floating Rate Loans (Identified Cost, $30,173,501)		$28,638,679

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 1.9%
Automotive – 0.0%
Oxford Automotive, Inc. (a)	21	$0

Cable TV – 0.6%
Comcast Corp., “A” (a)	73,100	$1,334,806
Time Warner Cable, Inc. (a)	17,400	480,240

		$1,815,046

Construction – 0.3%
Goodman Global, Inc. (a)	36,200	$888,348

Consumer Goods & Services – 0.0%
Central Garden & Pet Co. (a)	14,000	$80,640

Electronics – 0.1%
Intel Corp.	14,500	$386,570

Energy – Integrated – 0.2%
Chevron Corp.	6,100	$569,313

Forest & Paper Products – 0.1%
Louisiana-Pacific Corp.	15,600	$213,408

Major Banks – 0.1%
Bank of America Corp.	3,600	$148,536
JPMorgan Chase & Co.	3,600	157,140

		$305,676

Pharmaceuticals – 0.1%
Johnson & Johnson	5,700	$380,190

Printing & Publishing – 0.0%
Golden Books Family Entertainment, Inc. (a)	17,708	$0

Real Estate – 0.1%
Host Hotels & Resorts, Inc., REIT	30,200	$514,608

Telephone Services – 0.3%
Knology, Inc. (a)	121	$1,546
Windstream Corp.	72,400	942,648

		$944,194

Total Common Stocks (Identified Cost, $7,178,224)		$6,097,993

Issuer	Shares/Par	Value ($)
PREFERRED STOCKS – 0.0%
Real Estate – 0.0%
HRPT Properties Trust, “B”, REIT, 8.75% (Identified Cost, $19,555)	715	$17,846

REPURCHASE AGREEMENTS – 4.2%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $13,631,407 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$13,628,000	$13,628,000

Total Investments (Identified Cost, $330,401,091) (k)		$318,473,672

OTHER ASSETS, LESS LIABILITIES – 1.9%		6,096,009

Net Assets – 100.0%		$324,569,681

(a)	Non-income producing security.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $264,434,876 and 83.03% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $46,126,359, representing 14.2% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

10

Portfolio of Investments – continued

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Airlie LCDO Ltd., CDO, FRN, 7.11%, 2011	10/13/06	$665,000	$586,730
Anthracite Ltd., CDO, 6%, 2037	5/14/02	839,044	907,969
Arbor Realty Mortgage Securities, CDO, FRN, 7.48%, 2041	12/20/05	686,380	599,251
CWCapital Cobalt Ltd., CDO, “F”, FRN, 6.365%, 2050	4/12/06	500,000	348,440
NewPage Holdings Corp., 10%, 2012	12/07/07-12/11/07	989,200	984,900
Nuveen Investments, Inc., 10.5%, 2015	10/31/07	920,000	916,550
VTB Capital S.A., 6.609%, 2012	10/25/07	362,000	355,303
Wachovia Credit, CDO, FRN, 6.233%, 2026	6/08/06	376,000	303,383
Total Restricted Securities			$5,002,526
% of Net Assets			1.5%

Unfunded Loan Commitments

As of December 31, 2007, the portfolio had the following unfunded loan commitments of $115,165, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc., Delayed Draw Term Loan, 2014	$47,959	$(1,846)
Univision Communications, Inc., Delayed Draw Term Loan, 2014	67,206	(811)
	$115,165	$(2,657)

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

Derivative Contracts at 12/31/07

Swap Agreements at 12/31/07

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	600,000	JPMorgan Chase Bank	4.80% (fixed rate)	(1)	$ (34,254)
6/20/09	USD	1,200,000	JPMorgan Chase Bank	4.10% (fixed rate)	(1)	(79,740)
6/20/12	USD	2,900,000	JPMorgan Chase Bank (a)	(2)	4.21% (fixed rate)	137,675
6/20/12	USD	600,000	Morgan Stanley Capital Services, Inc.	4.15% (fixed rate)	(3)	(107,665)
6/20/12	USD	1,200,000	Morgan Stanley Capital Services, Inc.	3.76% (fixed rate)	(3)	(229,451)
9/20/12	USD	1,200,000	Goldman Sachs International	3.75% (fixed rate)	(4)	7,064
3/20/17	USD	200,000	JPMorgan Chase Bank	(5)	0.78% (fixed rate)	(935)
3/20/17	USD	200,000	JPMorgan Chase Bank	(5)	0.80% (fixed rate)	(1,232)
3/20/17	USD	200,000	Merrill Lynch International	(5)	0.81% (fixed rate)	(1,380)
						$ (309,918)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, Inc., 8.375%, 4/1/15.

(2)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CDX High Yield Index.

(3)	Fund to pay notional amount upon a defined credit event by Bowater, Inc., 6.5%, 6/15/13.

(4)	Fund to pay notional amount upon a defined credit event by Allied Waste, Inc., 7.375%, 4/15/14.

(5)	Fund to receive notional amount upon a defined credit event by Waste Management, Inc., 7.375%, 8/1/10.

(a)	Premiums paid by the fund amounted to $145,656.

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLN	Credit-Linked Note

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $330,401,091)	$318,473,672
Cash	229,397
Restricted cash	260,000
Receivable for investments sold	2,471,081
Receivable for fund shares sold	52,490
Interest and dividends receivable	5,955,448
Swaps, at value (premiums paid, $145,656)	144,739
Other assets	10,092
Total assets		$327,596,919
Liabilities
Payable for investments purchased	$2,332,419
Payable for fund shares reacquired	129,219
Unrealized depreciation on unfunded loan commitments	2,657
Swaps, at value	454,657
Payable to affiliates
Management fee	24,907
Distribution and service fees	4,081
Administrative services fee	832
Payable for independent trustees’ compensation	1,044
Accrued expenses and other liabilities	77,422
Total liabilities		$3,027,238
Net assets		$324,569,681
Net assets consist of
Paid-in capital	$415,441,888
Unrealized appreciation (depreciation) on investments	(12,385,650)
Accumulated net realized gain (loss) on investments	(103,928,502)
Undistributed net investment income	25,441,945
Net assets		$324,569,681
Shares of beneficial interest outstanding		49,681,901
Initial Class shares
Net assets	$175,407,907
Shares outstanding	26,751,561
Net asset value per share		$6.56
Service Class shares
Net assets	$149,161,774
Shares outstanding	22,930,340
Net asset value per share		$6.50

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net Investment income
Income
Interest	$27,601,964
Dividends	148,291
Total investment income		$27,750,255
Expenses
Management fee	$2,589,144
Distribution fees	354,239
Administrative services fee	90,686
Independent trustees’ compensation	33,089
Custodian fee	59,934
Shareholder communications	50,694
Auditing fees	52,266
Legal fees	7,928
Miscellaneous	31,053
Total expenses		$3,269,033
Fees paid indirectly	(20,613)
Reduction of expenses by investment adviser	(172,610)
Net expenses		$3,075,810
Net investment income		$24,674,445
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$1,187,486
Swap transactions	195,425
Net realized gain (loss) on investments		$1,382,911
Change in unrealized appreciation (depreciation)
Investments	$(19,111,311)
Swap transactions	(455,574)
Unfunded loan commitments	(2,657)
Net unrealized gain (loss) on investments		$(19,569,542)
Net realized and unrealized gain (loss) on investments		$(18,186,631)
Change in net assets from operations		$6,487,814

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$24,674,445	$24,983,630
Net realized gain (loss) on investments	1,382,911	(764,579)
Net unrealized gain (loss) on investments	(19,569,542)	10,294,387
Change in net assets from operations	$6,487,814	$34,513,438
Distributions declared to shareholders
From net investment income
Initial Class	$(15,332,557)	$(19,601,820)
Service Class	(10,039,719)	(9,556,650)
Total distributions declared to shareholders	$(25,372,276)	$(29,158,470)
Change in net assets from fund share transactions	$(12,797,321)	$(16,450,874)
Total change in net assets	$(31,681,783)	$(11,095,906)
Net assets
At beginning of period	356,251,464	367,347,370
At end of period (including undistributed net investment income of $25,441,945 and $25,365,403, respectively)	$324,569,681	$356,251,464

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years Ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.93	$6.83	$7.32	$7.27	$6.56
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.48	$0.49	$0.52	$0.54
Net realized and unrealized gain (loss) on investments	(0.34)	0.19	(0.36)	0.11	0.80
Total from investment operations	$0.15	$0.67	$0.13	$0.63	$1.34
Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.57)	$(0.62)	$(0.58)	$(0.63)
Net asset value, end of period	$6.56	$6.93	$6.83	$7.32	$7.27
Total return (%) (k)(r)(s)	1.93	10.39	2.19	9.54	21.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.85	0.86	0.83	0.83
Expenses after expense reductions (f)	0.79	0.83	N/A	N/A	N/A
Net investment income	7.25	7.14	7.06	7.27	7.89
Portfolio turnover	69	92	53	68	92
Net assets at end of period (000 omitted)	$175,408	$224,412	$255,999	$319,653	$360,207

See Notes to Financial Statements

15

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$6.88	$6.79	$7.28	$7.23	$6.53
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.46	$0.47	$0.49	$0.51
Net realized and unrealized gain (loss) on investments	(0.35)	0.19	(0.36)	0.12	0.81
Total from investment operations	$0.12	$0.65	$0.11	$0.61	$1.32
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.56)	$(0.60)	$(0.56)	$(0.62)
Net asset value, end of period	$6.50	$6.88	$6.79	$7.28	$7.23
Total return (%) (k)(r)(s)	1.56	10.04	1.93	9.37	21.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.10	1.11	1.08	1.08
Expenses after expense reductions (f)	1.04	1.08	N/A	N/A	N/A
Net investment income	7.01	6.89	6.81	6.99	7.59
Portfolio turnover	69	92	53	68	92
Net assets at end of period (000 Omitted)	$149,162	$131,839	$111,348	$109,914	$98,931

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS High Yield Portfolio (formerly High Yield Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

17

Notes to Financial Statements – continued

Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Derivative instruments include swap agreements.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds a credit default swap in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Hybrid Instruments – The fund may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Loans and Other Direct Debt Instruments – The fund may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. At December 31, 2007, the portfolio had unfunded loan commitments of $115,165, which could be extended at the option of the borrower and which are covered by sufficient cash and/or liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

18

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$25,372,276	$29,158,470

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$331,443,529
Gross appreciation	2,062,651
Gross depreciation	(15,032,508)
Net unrealized appreciation (depreciation)	$(12,969,857)

Undistributed ordinary income	25,128,410
Capital loss carryforwards	(103,028,102)
Other temporary differences	(2,658)

19

Notes to Financial Statements – continued

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/08	$(6,617,797)
12/31/09	(37,568,488)
12/31/10	(46,740,625)
12/31/13	(5,089,839)
12/31/14	(7,011,353)
$(103,028,102)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. This management fee reduction amounted to $172,610, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. Effective September 1, 2007, the investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.00% of Initial Class average daily net assets and 1.25% of Service Class average daily net assets. This written agreement will continue through August 31, 2008, unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0263% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

20

Notes to Financial Statements – continued

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $1,679.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $225,387,955 and $243,921,374, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,097,309	$7,281,527	1,957,194	$12,923,475
Service Class	5,200,205	34,692,961	5,001,880	33,148,087
	6,297,514	$41,974,488	6,959,074	$46,071,562
Shares issued to shareholders in reinvestment of distributions
Initial Class	2,278,240	$15,332,557	3,011,032	$19,601,820
Service Class	1,500,705	10,039,719	1,474,792	9,556,650
	3,778,945	$25,372,276	4,485,824	$29,158,470
Shares reacquired
Initial Class	(8,997,898)	$(60,695,053)	(10,062,177)	$(67,473,253)
Service Class	(2,925,600)	(19,449,032)	(3,723,299)	(24,207,653)
	(11,923,498)	$(80,144,085)	(13,785,476)	$(91,680,906)
Net change
Initial Class	(5,622,349)	$(38,080,969)	(5,093,951)	$(34,947,958)
Service Class	3,775,310	25,283,648	2,753,373	18,497,084
	(1,847,039)	$(12,797,321)	(2,340,578)	$(16,450,874)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $1,668 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS High Yield Portfolio (formerly known as High Yield Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Yield Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

22

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

23

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

24

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers John Addeo David Cole

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year and the five-year periods ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to continue its waiver to reduce its advisory fee, and the Trustees accepted MFS’ offer to continue the total expense limitation for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

28

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS® Variable Insurance Trust IISM

Annual report

MFS® Bond Portfolio

(formerly Bond Series)

12/31/07

BDS-ANN

MFS® BOND PORTFOLIO

(formerly Bond Series)

CONTACT INFORMATION	BACK COVER

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED            MAY LOSE VALUE            NO BANK OR CREDIT UNION GUARANTEE            NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

LETTER FROM THE CEO

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	56.8%
High Yield Corporates	13.9%
Mortgage-Backed Securities	9.1%
Commercial Mortgage-Backed Securities	7.9%
Emerging Market Bonds	4.7%
U.S. Treasury Securities	4.1%
Municipal Bonds	1.1%
Asset-Backed Securities	0.7%
Non-U.S. Government Bonds	0.5%
Collateralized Debt Obligations	0.4%

Credit quality of bonds (r)
AAA	18.5%
AA	10.9%
A	18.6%
BBB	37.0%
BB	9.2%
B	5.3%
CCC	0.5%

Portfolio facts
Average Duration (d)(i)	5.1
Average Life (i)(m)	7.4 yrs.
Average Maturity (i)(m)	14.3 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	A-
Average Credit Quality of Rated Securities (short-term) (a)	A-1

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA” – rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Bond Portfolio (the “fund”) provided a total return of 3.53%, while Service Class shares provided a total return of 3.28%. These compare with a return of 7.23% for the fund’s benchmark, the Lehman Brothers U.S. Government/Credit Bond Index (Lehman Index).

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

Detractors from performance

Sector selection hurt performance relative to the Lehman Index. Areas that were hard hit included the banking and finance sectors and our higher-yielding corporate bond holdings. The fund’s positioning in commercial mortgage-backed securities (CMBS), in particular, detracted from performance. The fund’s overweighted positions in “BBB”, “BB”, and “B” rated(s) bonds also held back results as credit spreads widened over the reporting period.

Contributors to performance

Yield was a positive factor that contributed to the fund’s relative performance. During the period, the fund held bonds that produced a greater level of income than the benchmark. Our holdings of U.S. Treasury securities also benefited results, and were among the fund’s strongest relative contributors.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

PERFORMANCE SUMMARY THROUGH 12/31/07

The following chart illustrates the historical performance of the fund in comparison to its indices. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a hypothetical $10,000 investment(t)

Total returns through 12/31/07

Average Annual Total Returns

Share class	Class inception date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	3.53%	5.26%	6.07%
Service Class	8/24/01	3.28%	4.98%	5.89%

Comparative Index

Lehman Brothers U.S. Government/Credit Bond Index (f)	7.23%	4.43%	6.00%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998, through the stated period end.

Index Definition

Lehman Brothers U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of investment-grade debt obligations of the U.S. Treasury and U.S. government agencies, as well as U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). This blended performance figure has not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class shares performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class	Actual	0.72%	$1,000.00	$1,025.40	$3.68
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67
Service Class	Actual	0.97%	$1,000.00	$1,023.70	$4.95
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94

(h)	5% class return per year before expenses.

(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

5

PORTFOLIO OF INVESTMENTS – 12/31/07

The Portfolio of Investments is a complete list of all securities owned by your fund.

It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

BONDS – 98.7%
Asset Backed & Securitized – 9.0%
ARCap REIT, Inc., CDO, “G”, 6.1%, 2045 (n)	350,000	$175,000
Asset Securitization Corp., FRN, 8.335%, 2029	594,742	650,438
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	470,000	376,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	722,562	715,336
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.555%, 2049	472,000	387,113
Commercial Mortgage Acceptance Corp., FRN, 1.023%, 2030 (i)	5,703,413	128,862
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	33,776	33,542
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039	890,177	864,610
CRIIMI MAE Commercial Mortgage Trust, CDO, 7%, 2033 (n)	65,875	66,343
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	625,000	635,642
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	440,000	301,818
Falcon Franchise Loan LLC, FRN, 3.614%, 2025 (i)(z)	2,406,379	302,169
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	489,524	522,456
GE Commercial Mortgage Corp., FRN, 5.339%, 2044	440,000	433,515
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	800,000	809,245
GMAC Commercial Mortgage Securities, Inc., FRN, 7.662%, 2034 (n)	825,000	883,951
Greenwich Capital Commercial Funding Corp., 4.305%, 2042	589,156	581,847
Greenwich Capital Commercial Funding Corp., FRN, 5.911%, 2038	350,000	357,413
JPMorgan Chase Commercial Mortgage Securities Corp., 5.372%, 2047	820,000	800,366
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.344%, 2042 (n)	765,072	670,395
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.364%, 2043	1,168,381	1,107,576
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.855%, 2043	681,261	689,582
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.038%, 2046	880,000	855,271
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.532%, 2047	218,640	179,736
KKR Financial CLO Ltd., “C”, CDO, FRN, 6.82%, 2021 (n)	505,395	415,435
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 0.741%, 2030 (i)	2,812,463	107,490
Merrill Lynch Mortgage Trust, FRN, 5.829%, 2017	234,000	209,710
Morgan Stanley Capital I, Inc., 5.72%, 2032	265,891	269,293
Morgan Stanley Capital I, Inc., FRN, 0.522%, 2030 (i)(n)	19,051,040	161,229

Issuer	Shares/Par	Value ($)

BONDS – continued
Asset Backed & Securitized – continued
Mortgage Capital Funding, Inc., FRN, 0.59%, 2031 (i)	5,122,887	$12,131
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034	158,651	157,983
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013 (z)	567,000	590,097
Spirit Master Funding LLC, 5.05%, 2023 (z)	445,831	437,369
Wachovia Bank Commercial Mortgage Trust, FRN, 4.847%, 2041	551,473	531,642
Wachovia Bank Commercial Mortgage Trust, FRN, 5.513%, 2043	154,000	134,482
Wachovia Bank Commercial Mortgage Trust, FRN, 5.961%, 2045	680,000	696,532
Wachovia Bank Commercial Mortgage Trust, FRN, 5.776%, 2047	277,000	229,407

		$16,481,026

Automotive – 0.8%
Ford Motor Credit Co. LLC, 9.75%, 2010	530,000	$505,727
Johnson Controls, Inc., 5.5%, 2016	1,050,000	1,034,605

		$1,540,332

Broadcasting – 1.6%
CBS Corp., 6.625%, 2011	933,000	$967,735
Clear Channel Communications, Inc., 7.65%, 2010	671,000	689,249
Clear Channel Communications, Inc., 6.25%, 2011	480,000	434,400
News America Holdings, 8.5%, 2025	770,000	917,598

		$3,008,982

Brokerage & Asset Managers – 3.2%
Bear Stearns Cos., Inc., 5.85%, 2010	1,050,000	$1,043,484
Goldman Sachs Group, Inc., 5.625%, 2017	1,059,000	1,034,194
INVESCO PLC, 4.5%, 2009	1,097,000	1,082,431
Lehman Brothers Holdings, Inc., 6.2%, 2014	260,000	264,802
Lehman Brothers Holdings, Inc., 6.5%, 2017	480,000	485,691
Merrill Lynch & Co., Inc., 6.05%, 2016	979,000	961,937
Morgan Stanley, 5.75%, 2016	906,000	894,011

		$5,766,550

Building – 0.8%
American Standard Cos., Inc., 7.375%, 2008	1,150,000	$1,151,372
American Standard Cos., Inc., 7.625%, 2010	302,000	317,120

		$1,468,492

Business Services – 0.7%
Xerox Corp., 6.4%, 2016	1,020,000	$1,043,749
Xerox Corp., 6.75%, 2017	195,000	203,252

		$1,247,001

Cable TV – 1.1%
Comcast Corp., 6.45%, 2037	196,000	$199,563
Cox Communications, Inc., 4.625%, 2013	994,000	950,970
TCI Communications, Inc., 9.8%, 2012	439,000	507,066

6

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Cable TV – continued
Time Warner Entertainment Co. LP, 8.375%, 2033	266,000	$320,426

		$1,978,025

Computer Software – 0.6%
Seagate Technology HDD Holdings, 6.375%, 2011	1,070,000	$1,055,288

Conglomerates – 0.3%
Kennametal, Inc., 7.2%, 2012	526,000	$571,614

Construction – 0.7%
D.R. Horton, Inc., 7.875%, 2011	764,000	$724,118
D.R. Horton, Inc., 5.625%, 2014	269,000	225,938
Pulte Homes, Inc., 7.875%, 2011	330,000	317,481

		$1,267,537

Consumer Goods & Services – 1.2%
Fortune Brands, Inc., 5.125%, 2011	940,000	$938,093
Service Corp. International, 7.375%, 2014	300,000	303,375
Western Union Co., 5.4%, 2011	1,023,000	1,030,827

		$2,272,295

Defense Electronics – 1.4%
L-3 Communications Corp., 6.375%, 2015	1,115,000	$1,098,275
Litton Industries, Inc., 8%, 2009	1,300,000	1,380,456

		$2,478,731

Electronics – 0.4%
Tyco Electronics Ltd., 6.55%, 2017 (n)	360,000	$370,286
Tyco Electronics Ltd., 7.125%, 2037 (z)	260,000	273,714

		$644,000

Emerging Market Quasi-Sovereign – 0.5%
Corporacion Nacional del Cobre de Chile, 6.375%, 2012 (n)	342,000	$366,062
Gazprom International S.A., 6.51%, 2022 (n)	460,000	437,322
OAO Gazprom, 9.625%, 2013	80,000	90,616

		$894,000

Emerging Market Sovereign – 0.4%
Gabonese Republic, 8.2%, 2017 (z)	364,000	$376,740
Republic of Argentina, FRN, 5.389%, 2012	467,500	415,731

		$792,471

Energy – Independent – 0.8%
Ocean Energy, Inc., 7.25%, 2011	1,400,000	$1,521,524

Energy – Integrated – 0.7%
TNK-BP Ltd., 6.875%, 2011 (n)	1,360,000	$1,343,000

Entertainment – 0.6%
Time Warner, Inc., 9.125%, 2013	916,000	$1,040,647
Time Warner, Inc., 6.5%, 2036	110,000	107,031

		$1,147,678

Financial Institutions – 5.1%
American Express Centurion Bank, 5.55%, 2012	840,000	$854,750
American Express Co., 6.15%, 2017	1,000,000	1,026,274
Capmark Financial Group, Inc., 5.875%, 2012 (n)	1,030,000	815,311

Issuer	Shares/Par	Value ($)

BONDS – continued
Financial Institutions – continued
CIT Group, Inc., 6.1% to 2017, FRN to 2067	150,000	$108,915
Countrywide Financial Corp., 6.25%, 2016	931,000	535,854
Deluxe Corp., 5%, 2012	535,000	472,138
Deluxe Corp., 5.125%, 2014	260,000	220,350
Deluxe Corp., 7.375%, 2015	260,000	258,700
General Motors Acceptance Corp., 5.85%, 2009	696,000	665,610
General Motors Acceptance Corp., 7.25%, 2011	739,000	647,762
HSBC Finance Corp., 6.75%, 2011	550,000	570,551
HSBC Finance Corp., 5.5%, 2016	1,402,000	1,368,261
ILFC E-Capital Trust I, 5.9% to 2010, FRN to 2065 (n)	1,000,000	987,244
International Lease Finance Corp., 5.625%, 2013	524,000	525,218
Residential Capital LLC, 6.5%, 2012	510,000	313,650

		$9,370,588

Food & Beverages – 2.6%
Diageo Capital PLC, 5.5%, 2016	1,070,000	$1,062,583
Diageo Capital PLC, 5.75%, 2017	500,000	502,840
General Mills, Inc., 5.65%, 2012	610,000	619,953
Miller Brewing Co., 5.5%, 2013 (n)	1,494,000	1,513,867
Tyson Foods, Inc., 6.85%, 2016	950,000	974,847

		$4,674,090

Food & Drug Stores – 0.6%
CVS Caremark Corp., 5.75%, 2017	1,040,000	$1,046,693

Forest & Paper Products – 0.7%
MeadWestvaco Corp., 6.8%, 2032	524,000	$493,512
Stora Enso Oyj, 7.25%, 2036 (n)	823,000	821,690

		$1,315,202

Gaming & Lodging – 2.2%
Host Marriott LP, 6.75%, 2016	1,110,000	$1,093,350
MGM Mirage, Inc., 8.375%, 2011	930,000	950,925
Royal Caribbean Cruises Ltd., 8%, 2010	705,000	728,847
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 2012	575,000	610,997
Wyndham Worldwide Corp., 6%, 2016	670,000	635,428

		$4,019,547

Insurance – 1.6%
American International Group, Inc., 6.25%, 2037	810,000	$724,479
ING Groep N.V., 5.775% to 2015, FRN to 2049	902,000	833,895
UnumProvident Corp., 6.85%, 2015 (n)	1,340,000	1,388,879

		$2,947,253

Insurance – Property & Casualty – 1.5%
AXIS Capital Holdings Ltd., 5.75%, 2014	605,000	$593,035
Chubb Corp., 6.375% to 2017, FRN to 2037	660,000	643,772
Fund American Cos., Inc., 5.875%, 2013	993,000	995,143
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2037 (n)	580,000	535,449

		$2,767,399

Machinery & Tools – 0.6%
Case New Holland, Inc., 7.125%, 2014	1,095,000	$1,092,263

Major Banks – 6.5%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	970,000	$860,788

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Major Banks – continued
Barclays Bank PLC, 8.55% to 2011, FRN to 2049 (n)	1,682,000	$1,771,642
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	1,147,000	1,043,911
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	700,000	690,137
MUFG Capital Finance 1 Ltd., 6.346% to 2016, FRN to 2049	1,186,000	1,123,301
Natexis AMBS Co. LLC, 8.44% to 2008, FRN to 2049 (n)	1,637,000	1,670,323
PNC Funding Corp., 5.625%, 2017	710,000	691,011
Royal Bank of Scotland Group PLC, 9.118%, 2049	348,000	372,029
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	570,000	568,285
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	851,000	927,392
Unicredito Luxembourg Finance S.A., 6%, 2017 (n)	1,020,000	1,009,921
Wachovia Corp., 6.605%, 2025	1,270,000	1,262,620

		$11,991,360

Medical & Health Technology & Services – 2.7%
Covidien Ltd., 6%, 2017 (n)	410,000	$424,241
Covidien Ltd., 6.55%, 2037 (n)	520,000	540,039
Fisher Scientific International, Inc., 6.125%, 2015	1,440,000	1,430,400
HCA, Inc., 8.75%, 2010	838,000	845,333
Hospira, Inc., 5.55%, 2012	210,000	213,544
Hospira, Inc., 6.05%, 2017	760,000	763,650
McKesson Corp., 5.7%, 2017	770,000	765,599

		$4,982,806

Metals & Mining – 0.9%
International Steel Group, Inc., 6.5%, 2014	945,000	$970,351
Vale Overseas Ltd., 6.25%, 2017	663,000	665,059

		$1,635,410

Mortgage Backed – 9.1%
Fannie Mae, 5.5%, 2017 – 2035	5,447,295	$5,487,064
Fannie Mae, 6%, 2017 – 2035	1,918,055	1,953,658
Fannie Mae, 4.5%, 2018	1,548,136	1,523,247
Fannie Mae, 7.5%, 2030 – 2031	232,425	247,977
Fannie Mae, 6.5%, 2032	792,018	818,795
Freddie Mac, 6%, 2021 – 2034	669,178	682,334
Freddie Mac, 5%, 2025 – 2035	4,261,209	4,171,895
Freddie Mac, 5.5%, 2035	1,808,618	1,805,585

		$16,690,555

Municipals – 1.1%
Texas Transportation Commission Mobility Fund, 5%, 2037	1,850,000	$1,924,870

Natural Gas – Pipeline – 3.4%
CenterPoint Energy Resources Corp., 7.875%, 2013	1,383,000	$1,518,516
CenterPoint Energy, Inc., 5.95%, 2017	450,000	445,816
Enterprise Products Partners LP, 6.3%, 2017	540,000	552,505
Intergas Finance B.V., 6.375%, 2017 (n)	144,000	129,240

Issuer	Shares/Par	Value ($)

BONDS – continued
Natural Gas – Pipeline – continued
Kinder Morgan Energy Partners LP, 5.125%, 2014	410,000	$399,483
Kinder Morgan Energy Partners LP, 7.4%, 2031	581,000	625,584
Spectra Energy Capital LLC, 8%, 2019	942,000	1,085,216
Williams Cos., Inc., 7.125%, 2011	1,349,000	1,424,881

		$6,181,241

Network & Telecom – 4.1%
AT&T, Inc., 5.1%, 2014	1,361,000	$1,346,920
AT&T, Inc., 6.3%, 2038	350,000	355,598
CenturyTel, Inc., 8.375%, 2010	30,000	32,653
Deutsche Telekom International Finance B.V., 8%, 2010	548,000	585,040
Telecom Italia Capital, 6.2%, 2011	930,000	955,787
Telefonica Emisiones S.A.U., 7.045%, 2036	550,000	614,782
Telefonica Europe B.V., 7.75%, 2010	981,000	1,050,016
TELUS Corp., 8%, 2011	1,734,000	1,878,735
Verizon New York, Inc., 6.875%, 2012	635,000	673,739

		$7,493,270

Oil Services – 0.3%
Weatherford International, Inc., 6.35%, 2017 (n)	440,000	$454,809

Oils – 1.0%
Premcor Refining Group, Inc., 7.5%, 2015	1,690,000	$1,750,282

Other Banks & Diversified Financials – 6.1%
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 7.694%, 2012 (z)	530,000	$499,525
Alfa Diversified Payment Rights Finance Co., FRN, 6.89%, 2011 (n)	530,400	511,200
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)	1,000,000	989,500
Citigroup, Inc., 5%, 2014	324,000	308,721
Credit Suisse (USA), Inc., 4.875%, 2010	1,389,000	1,406,596
Deutsche Bank AG, 5.375%, 2012	820,000	840,220
Fifth Third Bancorp, 5.45%, 2017	428,000	409,078
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	1,250,000	1,169,538
Mizuho Financial Group, Inc., 5.79%, 2014 (n)	929,000	971,671
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)	700,000	632,876
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	1,051,000	977,064
Russian Standard Finance S.A., 8.625%, 2011 (n)	454,000	410,870
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	1,030,000	991,745
UFJ Finance Aruba AEC, 6.75%, 2013	1,028,000	1,116,788

		$11,235,392

Printing & Publishing – 0.8%
Dex Media West LLC, 9.875%, 2013	659,000	$685,360
Idearc, Inc., 8%, 2016	870,000	798,225

		$1,483,585

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

BONDS – continued
Railroad & Shipping – 1.2%
CSX Corp., 6.3%, 2012	826,000	$845,728
Kansas City Southern de Mexico, 7.375%, 2014 (n)	330,000	320,925
TFM S.A. de C.V., 9.375%, 2012	968,000	1,013,980

		$2,180,633

Real Estate – 3.0%
ERP Operating LP, REIT, 5.75%, 2017	970,000	$923,687
HRPT Properties Trust, REIT, 6.25%, 2016	1,027,000	976,274
Liberty Property Ltd. Partnership, REIT, 5.5%, 2016	660,000	617,512
ProLogis, REIT, 5.75%, 2016	1,113,000	1,044,706
ProLogis, REIT, 5.625%, 2016	160,000	148,374
Simon Property Group LP, REIT, 6.35%, 2012	629,000	646,199
Simon Property Group LP, REIT, 5.75%, 2015	1,200,000	1,165,505

		$5,522,257

Restaurants – 0.3%
YUM! Brands, Inc., 8.875%, 2011	466,000	$514,011

Retailers – 1.1%
Federated Retail Holdings, Inc., 5.35%, 2012	480,000	$467,662
Home Depot, Inc., 5.875%, 2036	900,000	759,511
J.C. Penney Corp., Inc., 8%, 2010	81,000	84,335
Macy’s, Inc., 6.625%, 2011	426,000	445,208
Target Corp., 6.5%, 2037	246,000	247,255

		$2,003,971

Supermarkets – 0.9%
Delhaize America, Inc., 9%, 2031	360,000	$416,223
Kroger Co., 6.4%, 2017	750,000	784,435
Tesco PLC, 6.15%, 2037 (n)	410,000	400,545

		$1,601,203

Supranational – 0.5%
Corporacion Andina de Fomento, 6.875%, 2012	481,000	$513,239
European Investment Bank, 5.125%, 2017	357,000	372,439

		$885,678

Telecommunications – Wireless – 1.3%
Nextel Communications, Inc., 5.95%, 2014	1,570,000	$1,475,751
Rogers Cable, Inc., 5.5%, 2014	364,000	358,646
Rogers Wireless, Inc., 7.25%, 2012	535,000	579,883

		$2,414,280

Telephone Services – 0.3%
Embarq Corp., 7.082%, 2016	540,000	$556,406

Tobacco – 1.1%
Reynolds American, Inc., 7.25%, 2012	881,000	$930,036
Reynolds American, Inc., 6.75%, 2017	1,100,000	1,133,000

		$2,063,036

Issuer	Shares/Par	Value ($)

BONDS – continued
Transportation – Services – 0.5%
FedEx Corp., 9.65%, 2012	852,000	$998,930

U.S. Treasury Obligations – 4.1%
U.S. Treasury Bonds, 6.25%, 2023	963,000	$1,152,967
U.S. Treasury Bonds, 5.375%, 2031	1,374,000	1,548,005
U.S. Treasury Notes, 4.75%, 2014	1,938,000	2,060,790
U.S. Treasury Notes, 4.875%, 2016	1,340,000	1,426,891
U.S. Treasury Notes, TIPS, 2%, 2014	1,263,530	1,305,483

		$7,494,136

Utilities – Electric Power – 8.7%
AES Corp., 8.875%, 2011	1,327,000	$1,383,398
Allegheny Energy Supply Co. LLC, 8.25%, 2012 (n)	1,110,000	1,184,925
Beaver Valley Funding Corp., 9%, 2017	1,002,000	1,128,773
DPL, Inc., 6.875%, 2011	614,000	653,076
EDP Finance B.V., 6%, 2018 (n)	1,010,000	985,089
Empresa Nacional de Electricidad S.A., 8.35%, 2013	332,000	376,133
Enel Finance International S.A., 6.8%, 2037 (z)	750,000	753,529
Enersis S.A., 7.375%, 2014	686,000	734,410
Exelon Generation Co. LLC, 6.95%, 2011	1,790,000	1,867,631
Mirant Americas Generation LLC, 8.3%, 2011	700,000	701,750
NiSource Finance Corp., 7.875%, 2010	1,173,000	1,244,342
NorthWestern Corp., 5.875%, 2014	680,000	670,229
NRG Energy, Inc., 7.375%, 2016	1,505,000	1,467,369
PSEG Power LLC, 5.5%, 2015	284,000	278,042
Reliant Energy, Inc., 7.625%, 2014	1,030,000	1,019,700
System Energy Resources, Inc., 5.129%, 2014 (n)	674,375	690,668
Waterford 3 Funding Corp., 8.09%, 2017	841,186	841,514

		$15,980,578

Total Bonds (Identified Cost, $183,728,021)		$180,750,280

SHORT-TERM OBLIGATIONS – 0.2%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$343,000	$342,961

Total Investments (Identified Cost, $184,070,982) (k)		$181,093,241

OTHER ASSETS, LESS LIABILITIES – 1.1%		2,048,742

Net Assets – 100.0%		$183,141,983

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(k)	As of December 31, 2007, the fund held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $178,533,118 and 98.59% of market value. An independent pricing service provided an evaluated bid for 98.54% of the market value.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $29,948,730, representing 16.4% of net assets.

(y)	The rate shown represents an annualized yield at time of purchase.

9

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value
Alfa Diversified Payment Rights Finance Co. S.A., FRN, 7.694%, 2012	3/23/07	$530,000	$499,525
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	470,000	376,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	7/02/03-3/08/07	723,808	715,336
DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	615,454	635,642
Enel Finance International S.A., 6.8%, 2037	9/13/07	748,013	753,529
Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	381,666	301,818
Falcon Franchise Loan LLC, FRN, 3.614%, 2025	1/29/03	457,123	302,169
Gabonese Republic, 8.2%, 2017	12/06/07	373,100	376,740
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	3/20/02	637,341	809,245
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013	12/06/04	629,481	590,097
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	440,084	437,369
Tyco Electronics Ltd., 7.125%, 2037	9/20/07	258,814	273,714
Total Restricted Securities			$6,071,184
% of Net Assets			3.3%
The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Security

Derivative Contracts at 12/31/07

Swap Agreements at 12/31/07

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Unrealized Appreciation (Depreciation)
Credit Default Swaps
6/20/09	USD	500,000	JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(33,231)
12/20/12	USD	390,000	Goldman Sachs International	(2)	1.55% (fixed rate)	(340)
12/20/12	USD	910,000	Merrill Lynch International	1.0% (fixed rate)	(3)	(156,850)
12/20/12	USD	190,000	Morgan Stanley Capital Services, Inc.	(4)	1.6% (fixed rate)	1,368
12/20/12	USD	390,000	Goldman Sachs International	(5)	1.3% (fixed rate)	(2,863)
3/20/13	USD	800,000	Goldman Sachs International	2.72% (fixed rate)	(6)	(16,282)
3/20/17	USD	380,000	Goldman Sachs International	(7)	0.40% (fixed rate)	848
3/20/17	USD	500,000	JPMorgan Chase Bank	(8)	0.38% (fixed rate)	6,679
3/20/17	USD	160,000	JPMorgan Chase Bank	(9)	0.78% (fixed rate)	(748)
3/20/17	USD	160,000	JPMorgan Chase Bank	(9)	0.80% (fixed rate)	(985)
3/20/17	USD	166,000	Merrill Lynch International	(9)	0.81% (fixed rate)	(1,145)
6/20/17	USD	500,000	Merrill Lynch International	(10)	0.91% (fixed rate)	2,922
6/20/17	USD	540,000	Morgan Stanley Capital Services, Inc.	(11)	0.74% (fixed rate)	(3,851)
						$(204,478)

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/01/15.

(2)	Fund to receive notional amount upon a defined credit event by Equity Residential, 5.75%, 6/15/17.

(3)	Fund to pay notional amount upon a defined credit event by MBIA, Inc., 6.625%, 10/01/28.

(4)	Fund to receive notional amount upon a defined credit event by ProLogis, 7.1%, 4/15/08.

(5)	Fund to receive notional amount upon a defined credit event by Simon Property Group, LP, 6.35%, 8/28/12.

10

Portfolio of Investments – continued

(6)	Fund to pay notional amount upon a defined credit event by AMBAC Financial Group Corp., 9.375%, 8/01/11.

(7)	Fund to receive notional amount upon a defined credit event by Dover Corp., 6.25%, 6/01/08.

(8)	Fund to receive notional amount upon a defined credit event by PPG Industries, Inc., 7.05%, 8/15/09.

(9)	Fund to receive notional amount upon a defined credit event by Waste Management, Inc., 7.375%, 8/01/10.

(10)	Fund to receive notional amount upon a defined credit event by New York Times Co., 4.61%, 9/26/12.

(11)	Fund to receive notional amount upon a defined credit event by Spectra Energy Capital LLC, 6.25%, 2/15/13.

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

11

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/07
Assets
Investments, at value (identified cost, $184,070,982)	$181,093,241
Interest receivable	2,579,009
Swaps, at value	11,817
Other assets	6,122
Total assets		$183,690,189
Liabilities
Payable to custodian	$68,508
Payable for fund shares reacquired	178,029
Swaps, at value	216,295
Payable to affiliates
Management fee	12,010
Distribution fees	2,119
Administrative services fee	458
Payable for independent trustees’ compensation	577
Accrued expenses and other liabilities	70,210
Total liabilities		$548,206
Net assets		$183,141,983
Net assets consist of
Paid-in capital	$180,145,859
Unrealized appreciation (depreciation) on investments	(3,182,219)
Accumulated net realized gain (loss) on investments	(4,812,973)
Undistributed net investment income	10,991,316
Net assets		$183,141,983
Shares of beneficial interest outstanding		16,866,511
Initial Class Shares
Net assets	$105,553,525
Shares outstanding	9,691,956
Net asset value per share		$10.89
Service Class Shares
Net assets	$77,588,458
Shares outstanding	7,174,555
Net asset value per share		$10.81

See Notes to Financial Statements

12

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/07
Net investment income
Income
Interest	$11,935,804
Foreign taxes withheld	(158)
Total investment income		$11,935,646
Expenses
Management fee	$1,153,886
Distribution fees	191,829
Administrative services fee	50,426
Independent trustees’ compensation	18,307
Custodian fee	53,707
Shareholder communications	15,897
Auditing fees	54,248
Legal fees	6,448
Miscellaneous	21,018
Total expenses		$1,565,766
Fees paid indirectly	(7,874)
Net expenses		$1,557,892
Net investment income		$10,377,754
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investment transactions	$(627,093)
Futures contracts	37,056
Swap transactions	9,649
Net realized gain (loss) on investments		$(580,388)
Change in unrealized appreciation (depreciation)
Investments	$(3,055,974)
Futures contracts	(23,567)
Swap transactions	(196,121)
Net unrealized gain (loss) on investments		$(3,275,662)
Net realized and unrealized gain (loss) on investments		$(3,856,050)
Change in net assets from operations		$6,521,704

See Notes to Financial Statements

13

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2007	2006
Change in net assets
From operations
Net investment income	$10,377,754	$10,780,457
Net realized gain (loss) on investments	(580,388)	(183,527)
Net unrealized gain (loss) on investments	(3,275,662)	(836,004)
Change in net assets from operations	$6,521,704	$9,760,926
Distributions declared to shareholders
From net investment income
Initial Class	$(7,180,439)	$(8,023,602)
Service Class	(4,365,847)	(4,507,857)
From net realized gain on investments
Initial Class	—	(759,589)
Service Class	—	(444,627)
Total distributions declared to shareholders	$(11,546,286)	$(13,735,675)
Change in net assets from fund share transactions	$(9,296,035)	$(18,018,509)
Total change in net assets	$(14,320,617)	$(21,993,258)
Net assets
At beginning of period	197,462,600	219,455,858
At end of period (including undistributed net investment income of $10,991,316 and $11,549,389, respectively)	$183,141,983	$197,462,600

See Notes to Financial Statements

14

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.19	$11.40	$12.15	$12.39	$11.85
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.59	$0.59	$0.61	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	(0.04)	(0.39)	0.09	0.51
Total from investment operations	$0.39	$0.55	$0.20	$0.70	$1.13
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.69)	$(0.74)	$(0.76)	$(0.59)
From net realized gain on investments	—	(0.07)	(0.21)	(0.18)	—
Total distributions declared to shareholders	$(0.69)	$(0.76)	$(0.95)	$(0.94)	$(0.59)
Net asset value, end of period	$10.89	$11.19	$11.40	$12.15	$12.39
Total return (%) (k)(s)	3.53	5.20	1.75	6.25	9.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.71	0.71	0.72	0.69	0.69
Net investment income	5.50	5.32	5.05	5.04	5.10
Portfolio turnover	42	47	52	50	96
Net assets at end of period (000 Omitted)	$105,554	$120,991	$143,680	$164,227	$199,735

See Notes to Financial Statements

15

Financial Highlights – continued

Service Class

	Years ended 12/31
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.11	$11.33	$12.07	$12.33	$11.81
Net investment income (d)	$0.57	$0.56	$0.56	$0.58	$0.57
Net realized and unrealized gain (loss) on investments	(0.21)	(0.05)	(0.38)	0.08	0.53
Total from investment operations	$0.36	$0.51	$0.18	$0.66	$1.10
Less distributions declared to shareholders
From net investment income	$(0.66)	$(0.66)	$(0.71)	$(0.74)	$(0.58)
From net realized gain on investments	—	(0.07)	(0.21)	(0.18)	—
Total distributions declared to shareholders	$(0.66)	$(0.73)	$(0.92)	$(0.92)	$(0.58)
Net asset value, end of period	$10.81	$11.11	$11.33	$12.07	$12.33
Total return (%) (k)(s)	3.28	4.87	1.59	5.91	9.43
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.96	0.96	0.97	0.94	0.94
Net investment income	5.25	5.07	4.81	4.80	4.77
Portfolio turnover	42	47	52	50	96
Net assets at end of period (000 Omitted)	$77,588	$76,471	$75,776	$73,572	$66,091

(d)	Per share data are based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Bond Portfolio (formerly Bond Series) (the fund) is a series of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shares of the fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies, and qualified retirement and pension plans.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with institutions that the fund’s investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities

17

Notes to Financial Statements – continued

collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include futures contracts and swap agreements.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

The fund holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

18

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$11,546,286	$12,531,880
Long-term capital gain	—	1,203,795
Total distributions	$11,546,286	$13,735,675

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07
Cost of investments	$185,535,288
Gross appreciation	1,746,548
Gross depreciation	(6,188,595)
Net unrealized appreciation (depreciation)	$(4,442,047)
Undistributed ordinary income	10,786,335
Capital loss carryforwards	(3,369,890)
Other temporary differences	21,726

As of December 31, 2007, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

12/31/14	$(2,113,205)
12/31/15	(1,256,685)
$(3,369,890)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee was computed daily and paid monthly at the annual rate of 0.60% of the fund’s average daily net assets. Effective September 1, 2007, the investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. The management fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

19

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of 0.0262% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. The fund does not pay compensation directly to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, the fee paid to Tarantino LLC was $924.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. government securities	$6,266,708	$7,380,757
Investments (non-U.S. government securities)	$72,869,334	$79,220,269

20

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	729,940	$8,016,412	511,623	$5,696,273
Service Class	1,038,873	11,209,759	757,341	8,481,493
	1,768,813	$19,226,171	1,268,964	$14,177,766
Shares issued to shareholders in reinvestment of distributions
Initial Class	667,327	$7,180,439	830,955	$8,783,191
Service Class	408,023	4,365,847	471,216	4,952,484
	1,075,350	$11,546,286	1,302,171	$13,735,675
Shares reacquired
Initial Class	(2,517,785)	$(27,442,705)	(3,130,238)	$(34,566,125)
Service Class	(1,152,487)	(12,625,787)	(1,035,814)	(11,365,825)
	(3,670,272)	$(40,068,492)	(4,166,052)	$(45,931,950)
Net change
Initial Class	(1,120,518)	$(12,245,854)	(1,787,660)	$(20,086,661)
Service Class	294,409	2,949,819	192,743	2,068,152
	(826,109)	$(9,296,035)	(1,594,917)	$(18,018,509)

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, the fund’s commitment fee and interest expense were $856 and $276, respectively, and are included in miscellaneous expense on the Statement of Operations.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) and the Shareholders of MFS Bond Portfolio (formerly known as Bond Series):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Portfolio (one of the portfolios comprising MFS Variable Insurance Trust II) (the “Trust”) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Portfolio as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

22

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation (biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

23

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of an MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

24

Trustees and Officers – continued

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	Custodian State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers Richard Hawkins Robert Persons

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the investment advisory agreement between MFS Variable Insurance Trust II (the “Trust”) and Massachusetts Financial Services Company (MFS) on behalf of the Fund. The Trustees consider matters bearing on the Fund and the advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund. The independent Trustees were assisted in their evaluation of the investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Fund’s Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement was considered separately for the Fund, although the Trustees also took into account the common interests of all Funds in the Trust in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for the Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Fund reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared the Fund’s total return investment performance to the performance of a peer group of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

26

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of its peer group of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Fund is subject, compared to institutional accounts.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further noted that MFS agreed to reduce its advisory fee to an annual rate of 0.50% in excess of the first $1 billion of assets.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Fund and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fee charged to the Fund represents reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including the 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory. The Trustees also considered the benefits to MFS from the use of the Fund’s portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreement should be continued for an additional one-year period, commencing September 1, 2007.

A discussion regarding the Board’s most recent review and renewal of the Fund’s investment advisory agreement is available by clicking on the Fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

27

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

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MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

CONTACT US

Web site

mfs.com

Account service and

literature

Shareholders

1-877-411-3325

9 a.m. to 5 p.m. ET

Investment professionals

1-800-637-8630

8 a.m. to 5 p.m. ET

Mailing address

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

Attn: Institutional Alliance Services (IAS)

500 Boylston Street

Boston, MA 02116-3741

MFS Variable Insurance Trust II

ANNUAL REPORT • December 31, 2007

MFS Capital Appreciation Portfolio (formerly Capital Appreciation Series)

MFS Emerging Growth Portfolio (formerly Emerging Growth Series)

MFS Global Governments Portfolio (formerly Global Governments Series)

MFS Massachusetts Investors Growth Stock Portfolio (formerly Massachusetts Investors Growth Stock Series)

MFS Mid Cap Growth Portfolio (formerly Mid Cap Growth Series)

MFS Mid Cap Value Portfolio (formerly Mid Cap Value Series)

MFS Money Market Portfolio (formerly Money Market Series)

MFS New Discovery Portfolio (formerly New Discovery Series)

MFS Research Portfolio (formerly Research Series)

MFS Strategic Income Portfolio (formerly Strategic Income Series)

MFS Strategic Value Portfolio (formerly Strategic Value Series)

MFS Technology Portfolio (formerly Technology Series)

Proxy Voting Policies and Information	Back Cover

Quarterly Portfolio Disclosure	Back Cover

Federal Tax Information (Unaudited)	Back Cover

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED MAY LOSE VALUE NO BANK OR CREDIT UNION GUARANTEE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

Letter from the CEO of MFS

Dear Contract Owners:

The past year has been a great example of why investors should keep their eyes on the long term.

In 2006 the Dow Jones Industrial Average returned 19% and was fairly stable. This year we have seen a greater level of volatility than has been experienced in recent years. The Dow hit several new highs but also experienced swift drops as a global credit crisis swept through markets, spurred by defaults on U.S. subprime loans and a liquidity crunch. Still, even with this volatility, the Dow ended the first three quarters of 2007 with a return near 13%.

U.S. Treasury bonds gained ground, especially in the third quarter as investors sought less risky asset classes. The spreads of many lower-quality debt investments widened.

In 2007 the U.S. dollar fell against the euro, oil prices hit their highest levels yet, and gold spiked to its steepest price in 28 years. Around the globe, stocks sold off as risk aversion mounted. As we have said before, markets can be volatile, and investors should make sure they have an investment plan that can carry them through the peaks and troughs.

If you are focused on a long-term investment strategy, the short-term ups and downs of the markets should not necessarily dictate portfolio action on your part. In our view, investors who remain committed to a long-term plan are more likely to achieve their financial goals.

In any market environment, we believe individual investors are best served by following a three-pronged investment strategy of allocating their holdings across the major asset classes, diversifying within each class, and regularly rebalancing their portfolios to maintain their desired allocations. Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term require diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer — through both up and down economic cycles.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

February 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

Management Reviews

The following management reviews, for the twelve months ended December 31, 2007, exclude the MFS Money Market Portfolio.

Market Environment

Despite seemingly robust growth rates during the second and third quarters of 2007, underlying economic activity in the U.S. remained muted relative to other major economies. Overall, global economies witnessed moderate to strong growth during the reporting period as domestic demand improved and world trade accelerated.

With the strong global growth, however, concerns emerged about rising global inflation, especially as capacity became more constrained, wages rose, and energy and food prices advanced. During the reporting period, global central banks (with the exception of the U.S. Federal Reserve Board) tightened monetary conditions, which in turn pushed global bond yields to their highest levels during this economic expansion.

However, financial markets – particularly in the mortgage and structured-products areas – experienced substantial volatility in recent months. Beginning in late July, heightened uncertainty and distress concerning the subprime mortgage market caused several global credit markets to tighten up, forcing central banks to inject liquidity and to reassess their tightening biases as sovereign bond yields declined and credit spreads widened. While credit conditions improved somewhat by late October as the Federal Reserve Board cut interest rates, the level of market turbulence remained significant through year end. Increased market turmoil was also exacerbated by U.S. home foreclosures and uncertainties surrounding falling housing prices. Despite increased volatility across all asset classes and the widening in credit spreads, U.S. labor markets were resilient and wages rose modestly. More broadly, global equity markets rebounded following summer losses and generally held those gains through the end of the reporting period.

MFS Capital Appreciation Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Capital Appreciation Portfolio (the “fund”) provided a total return of 11.14%, while Service Class shares provided a total return of 10.93%. These compare with a return of 11.81% for the fund’s benchmark, the Russell 1000 Growth Index.

Detractors from performance

An overweighted position and stock selection in the health care sector detracted from the fund’s performance relative to the benchmark during the reporting period. Eye care medical products maker Advanced Medical Optics, biotechnology firm Amgen, and pharmaceutical and diagnostic company Roche Holding(aa) (Switzerland) were among the fund’s largest detractors within this sector. Shares of Advanced Medical Optics suffered a steady decline during the period due to several recalls of its lens solution products, which resulted in a dramatic decrease in eye care sales. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

An underweighted position in the basic materials sector hindered relative returns. Our positioning in strong-performing agrichemical products company Monsanto(g) was the principal negative factor in this sector.

Several individual securities in other sectors dampened relative results, including our holdings of investment management and banking firm UBS(aa) (Switzerland), billing software company Amdocs, discount retailer Family Dollar Stores(g), office supply superstore operator Staples, and upscale apparel retailer

1

Nordstrom. An underweighted position in computer and personal electronics maker Apple also detracted from relative results.

Contributors to performance

Security selection in the retailing sector contributed to the fund’s relative performance. Avoiding poor-performing home improvement retailer Home Depot was the principal positive factor in this sector.

Our underweighted position and stock selection in the autos and housing sector also boosted relative returns. No individual holdings within this sector were among the fund’s top contributors.

Stock selection in the industrial goods and services sector benefited relative results. Aerospace metal parts manufacturer Precision Castparts was a strong contributor in this sector.

Standout performers in other sectors included financial exchange Deutsche Boerse(aa) (Germany) and global integrated energy company Hess(aa). Shares of Deutsche Boerse rose significantly during the year. The company acquired International Securities Exchange Holdings, which we believe positioned the company as a key player in the U.S. options market and in global derivatives trading. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Elsewhere, oil field services company Schlumberger, offshore drilling company Noble, network equipment manufacturer Juniper Networks, credit card transactions processor First Data(g), enterprise software giant Oracle, and food company Nestle(aa) (Switzerland) also boosted relative performance.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

MFS Emerging Growth Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Emerging Growth Portfolio (the “fund”) provided a total return of 21.25%, while Service Class shares provided a total return of 21.00%. These compare with a return of 11.40% for the fund’s benchmark, the Russell 3000 Growth Index.

Contributors to performance

The technology, financial services, leisure, and special products and services sectors were the top contributors to performance relative to the benchmark during the reporting period. Strong stock selection played the major role in each case.

Within the technology sector, wireless solutions provider Research In Motion(aa) (Canada) performed exceptionally well as the company’s shares gained on standout quarterly results and increased earnings guidance. In addition, the successful launch of its World Phone helped fuel the very healthy appreciation in the stock’s price during the reporting period. Network equipment manufacturer Juniper Networks(g) also delivered strong appreciation.

Financial exchange Deutsche Boerse(aa) (Germany) was a strong contributor to relative performance in the financial services sector. Shares of Deutsche Boerse rose significantly during the year. The company acquired International Securities Exchange Holdings, which we believe positioned the company as a key player in the U.S. options market and in global derivatives trading.

The fund also derived significant gains in the leisure sector from its investment in educational software and video game publishing and distribution company Ubisoft Entertainment(aa).

In the special products and services sector, education services companies New Oriental Education & Technology(aa) (China) and ITT Educational Services(g) were top contributors. New Oriental Education & Technology benefited from continued growth in the four major Chinese markets (Beijing, Shanghai, Guangzhou, and Wuhan).

In other sectors, the fund’s investment in global integrated energy company Hess(aa) was among the top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. Also delivering strong gains was wireless communications company America Movil(aa) (Mexico). Shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user. Holdings of medical device company Cytyc(g) and video game retailer GameStop were also top contributors.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

Individual stocks that adversely impacted relative performance included medical device maker Advanced Medical Optics. Shares of the company suffered a steady decline during the period due to several recalls of its lens solution products, which resulted in a dramatic decrease in eye care sales. The fund’s holdings of networking chip maker Marvell Technology also hurt relative returns. Shares of Marvell struggled after the company reported a disappointing earnings outlook and from issues surrounding a stock options scandal. Underweighting computer and personal electronics maker Apple also held back relative performance as this stock outperformed the benchmark.

Note to Shareholders: Effective May 1, 2008, the portfolio will change its name to MFS Growth Portfolio.

MFS Global Governments Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Global Governments Portfolio (the “fund”) provided a total return of 8.99%, while Service Class shares provided a total return of 8.67%. These compare with a return of 10.81% for the fund’s benchmark, the JPMorgan Global Government Bond Index Unhedged.

Detractors from performance

The fund’s U.S. yield curve(y) positioning had a negative impact on relative performance as interest rates generally declined over the reporting period.

2

During the latter half of the period, as swap and credit spreads widened, the fund’s exposure to “AAA”(s) rated commercial mortgage-backed securities (CMBS), delegated underwriting services (DUS) pools, Small Business Association (SBA) bonds, and emerging markets debt securities detracted from relative results.

Contributors to performance

The fund’s underweighted exposure to the U.S. dollar, particularly versus the Euro, modestly contributed to relative performance as the value of the dollar weakened relative to most of the world’s major currencies.

Our duration(d) positioning in European bonds also benefited relative results during the reporting period.

Relative performance was also aided by security selection, particularly from some of the fund’s holdings of European government bonds.

MFS Massachusetts Investors Growth Stock Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) provided a total return of 11.53%, while Service Class shares provided a total return of 11.26%. These compare with a return of 11.81% for the fund’s benchmark, the Russell 1000 Growth Index.

Detractors from performance

An overweighted position and stock selection in the health care sector detracted from the fund’s performance relative to the benchmark during the reporting period. Eye care medical products maker Advanced Medical Optics, pharmaceutical and diagnostic company Roche Holding(aa) (Switzerland), and biotechnology firm Amgen were among the fund’s largest detractors within this sector. Shares of Advanced Medical Optics suffered a steady decline during the period due to several recalls of its lens solution products, which resulted in a dramatic decrease in eye care sales. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp. Not owning pharmaceutical giant Merck, which outperformed the benchmark over the reporting period, also dampened relative results.

An underweighted position in the basic materials sector hindered relative returns. In particular, our positioning in strong-performing agrichemical products company Monsanto(g) was the principal negative factor in this sector.

Several individual securities in other sectors dampened relative results, including our holdings of investment management and banking firm UBS(aa) (Switzerland), billing software company Amdocs, discount retailer Family Dollar Stores(g), and office supply superstore operator Staples. An underweighted position in computer and personal electronics maker Apple also detracted from results.

Contributors to performance

Security selection in the retailing sector contributed to the fund’s relative performance. Avoiding poor-performing home improvement retailer Home Depot was the principal positive factor in this sector.

Our underweighted position and stock selection in the autos and housing sector boosted relative returns. No individual holdings within this sector were among the fund’s top contributors.

Stock selection in the utilities and communications sector also benefited relative results. Wireless communications firm America Movil(aa) (Mexico) was a positive contributor in this sector. America Movil’s shares rose as the company reported strong earnings which exceeded investors’ expectations as well as continued strength in subscriber growth and stable average revenue per user.

Several individual securities in other sectors also aided relative returns, including financial exchange Deutsche Boerse(aa) (Germany), aerospace metal parts manufacturer Precision Castparts, credit card transactions processor First Data(g), network equipment manufacturer Juniper Networks, enterprise software giant Oracle, and food company Nestle(aa) (Switzerland). The fund’s holdings of offshore drilling company Noble and global integrated energy company Hess(aa) were also strong contributors.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

MFS Mid Cap Growth Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Mid Cap Growth Portfolio (the “fund”) provided a total return of 9.84%, while Service Class shares provided a total return of 9.59%. These compare with a return of 11.43% for the fund’s benchmark, the Russell Midcap Growth Index.

Detractors from performance

The financial services and technology sectors were the largest detractors from performance relative to the benchmark over the reporting period. In both sectors, stock selection was the principal factor that held back relative returns.

In financial services, the fund’s position in poor-performing insurance and investment company Genworth Financial(aa) was among the fund’s top detractors. Genworth Financial, which derives a portion of its earnings from selling mortgage insurance in the U.S. market, declined significantly near the end of the reporting period amid concerns that more homeowners would default on their mortgages. Holdings in private student loans provider The First Marblehead(g) also hurt relative result.

Several individual securities in the technology sector weighed on performance, including printer manufacturer Lexmark International(g) and digital media services and software maker RealNetworks(aa)(g). Shares of Lexmark declined due, in part, to lower demand for inkjet supplies.

Elsewhere in the fund, our positioning in managed care services provider Wellcare Health Plans(g), electronics retailer RadioShack(g), home builder NVR(g), apparel retailer Phillips-Van Heusen, and business research provider Corporate Executive Board detracted from relative performance. Not holding oil and gas drilling equipment manufacturer National Oilwell Varco also hindered relative returns as this stock outperformed the benchmark.

3

Contributors to performance

Boosted by stock selection, the energy sector was a positive factor in relative returns for the reporting period. Holdings of global integrated energy company Hess(aa) were among the top contributors. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves. The fund’s positioning in oil and gas equipment company Cameron International also helped.

In the utilities and communications sector, natural gas pipelines operator Williams Cos. delivered strong appreciation.

Stock selection in the leisure sector also bolstered results. Gaming services provider Penn National Gaming(g) was among the leaders of the fund’s relative performance.

In other sectors, diesel engine maker Cummins and digital map database provider NAVTEQ(g) contributed to relative returns. The fund’s positions in education services company ITT Educational Services, diagnostic and medical device company Cytyc(g), and specialty chemical company Praxair(aa) were other standout performers. Not owning clothing retailer JC Penny also helped investment results.

MFS Mid Cap Value Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Mid Cap Value Portfolio (the “fund”) provided a total return of 1.84%, while Service Class shares provided a total return of 1.61%. These compare with a return of -1.42% for the fund’s benchmark, the Russell Midcap Value Index.

Contributors to performance

Stock selection in the utilities and communications sector boosted performance relative to the benchmark. Holdings within this sector that contributed to relative returns included energy products and services supplier Constellation Energy, natural gas pipelines operator Williams Cos., and power generation company NRG Shares of NRG gained on strong quarterly results, increased earnings guidance, and an optimistic outlook on growth which helped fuel the very healthy appreciation in the stock’s price during the reporting period.

A combination of an overweighted position and stock selection in the strong-performing industrial goods and services sector had a positive impact on results. Diesel engine manufacturer Cummins and leading diversified industrial manufacturer Eaton were among the top contributors.

Although no individual stocks in the financial services sector were among the top relative contributors, the combination of an underweighted position and stock selection in this sector helped the fund’s relative returns.

Stock selection in the consumer staples also bolstered results. Tobacco company Carolina(g) and manufacturer and distributor of Pepsi Bottling Group were among the leaders of the fund’s relative performance.

Elsewhere, precious metal company Freeport-McMoRan, antivirus software and security products maker McAfee, and integrated oil and gas company Hess also turned in attractive results. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Detractors from performance

An underweighted position in the basic materials sector was the primary detractor from performance relative to the benchmark. However, no individual stocks within this sector were among the top detractors.

Stocks positions in other sectors that held back results included home improvement products maker D.R. Horton(g). The company’s stock suffered from an inventory glut and increased home foreclosures that continued to weigh on demand. The company was forced to slash prices, putting pressure on its profit margin.

Several financial stocks also dampened results during the investment period. These included mortgage financier MGIC Investment(g), mortgage lending firm Countrywide Financial(aa), real estate investment consultants CBL & Associates Properties, insurance and investment company Genworth Financial, and financial services firm BankUnited Financial(aa)(g).

Elsewhere, digital media services and software maker RealNetworks(aa)(g), casual dinning restaurants operator Darden Restaurants(aa), flash memory storage products maker SanDisk, and discount retailer Family Dollar Stores(g) hurt relative returns.

MFS New Discovery Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS New Discovery Portfolio (the “fund”) provided a total return of 2.56%, while Service Class shares provided a total return of 2.28%. These compare with a return of 7.05% for the fund’s benchmark, the Russell 2000 Growth Index.

Detractors from performance

Stock selection in the consumer staples sector was a key factor that dampened relative results. Our positioning in manufacturer and distributor of lawn, garden, and pet supplies Central Garden & Pet was the largest relative detractor from performance for the reporting period. Shares of Central Garden & Pet fell after the company reported a quarterly loss and analysts reduced earnings estimates for the company.

A combination of stock selection and an overweighted position in the retailing sector held back relative returns. Our holdings in weak-performing urban fashion apparel retailer Citi Trends was the principal detractor in the sector. Citi Trends declined after its top executive said inventory losses from crime and paperwork errors will likely persist for some time.

A combination of stock selection and an underweighted position in both the industrial goods and services and basic materials sectors held back relative performance. Within the industrial goods and services sector, our positioning in oil service company North American Energy Partners(aa) hurt performance as the stock underperformed the benchmark over the reporting period. No individual securities within the basic materials sector were among the fund’s top detractors.

Stocks in other areas that hurt performance included retail bakery-cafes operator Panera Bread(aa), medical device maker Advanced Medical Optics(aa), mortgage financer Accredited Home Lenders(g)(aa), homebuilder MDC Holdings, commercial real estate and capital markets services firm HFF Inc., electronic payments software producer ACI Worldwide, and business research provider

4

Corporate Executive Board(aa). Shares of ACI Worldwide suffered as the company transitioned its sales model to focus on new customer acquisitions. In addition, their customer base in the financial industry was under pressure due to deteriorating credit concerns. The stock price of Corporate Executive Board declined on concerns that a slowing economy and a financial services industry under pressure would eventually lead to a slowdown in revenue from its corporate customers.

Contributors to performance

A combination of stock selection and an overweighted position in the health care sector helped relative performance. Our positioning in strong-performing diagnostics instruments firm Ventana Medical Systems(g), medical equipment manufacturer Resmed(aa), and diagnostic device maker IDEXX Laboratories(aa) aided relative results. Shares of Ventana Medical Systems rose when Roche made a bid to acquire the company at a substantial premium.

Underweighting the weak-performing financial services sector was another positive factor. Within the sector, our holdings of Investors Financial Services(g)(aa) was helpful to performance. During the reporting period, Investors Financial Services was purchased by State Street.

Stock selection in the leisure sector also contributed to performance over the period. Our holdings of index data provider MSCI(aa) performed well, adding to relative results. Positioning in gaming machine manufacturer and distributor WMS Industries also bolstered performance within the sector.

Stocks in other sectors that helped performance included educational services company New Oriental Educational and Technology(g)(aa), energy equipment company Dresser-Rand(aa), designer and developer of semiconductors Hittite Microwave, speech and imaging software firm Nuance. New Oriental Educational and Technology is the leading provider of English language and test preparation in China. The company has a dominant brand name in China, generates very high returns on capital, and is rapidly expanding throughout the country. Dresser-Rand experienced strong earnings growth as demand for its equipment increased and it captured an increasing share of aftermarket parts. Hittite Microwave performed well as the company continued to grow revenues through new product rollouts and market share gains.

MFS Research Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Research Portfolio (the “fund”) provided a total return of 13.24%, while Service Class shares provided a total return of 12.97%. These compare with a return of 5.49% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index.

Contributors to performance

Strong stock selection in the financial services sector was a principal factor that contributed to performance relative to the benchmark. In particular, avoiding financial services giant Citigroup and insurance company American International Group (AIG) was favorable to relative results as both companies’ stocks tumbled over the reporting period due to the subprime mortgage-related woes.

Stock selection in the special products and services sector also contributed to relative returns. Among the fund’s top contributors was for-profit education company Apollo Group(g).

The basic materials sector turned in strong results, bolstered by stock selection. Holdings of mining giant BHP Billiton(aa) (U.K.) and package manufacturer Owens-Illinois(aa)(g) helped the fund’s relative performance. BHP Billiton reported strong quarterly results in the latter part of the reporting period, citing robust demand from Asia and surging commodities prices as profit drivers.

Stock selection in the energy sector further boosted the fund’s performance relative to the benchmark. The notable contributors were oil and gas exploration and production company Apache, coal mining company CONSOL Energy, and integrated oil and gas company Hess. Shares of Hess surged in recent months due largely to hopes that an oil field discovery off the coast of Brazil could nearly double the company’s reserves.

Stocks in other sectors that contributed to relative performance included Internet search engine Google and natural gas pipelines operator Williams Cos.

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from performance

An underweighted position in computer and personal electronics maker Apple(g), and not owning integrated oil company Chevron, held back relative results as both stocks outperformed the benchmark. The fund’s holdings that detracted from relative performance included biotechnology firm Amgen, electronic brokerage firm E*Trade(g), insurance and investment company Genworth Financial, medical device maker Boston Scientific, department store operators Macy’s and Nordstrom, network storage company Network Appliance(g), and networking chip maker Marvell Technology(aa). Shares of Marvell struggled after the company reported a disappointing earnings outlook and from issues surrounding a stock options scandal.

MFS Strategic Income Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Strategic Income Portfolio (the “fund”) provided a total return of 3.49%, while Service Class shares provided a total return of 3.24%. These compare with returns of 6.97%, 1.87%, 6.28%, and 4.88%, respectively, for the fund’s benchmarks, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. High-Yield Corporate Bond Index, the JPMorgan Emerging Markets Bond Index Global, and the Citigroup World Government Bond Non-Dollar Hedged Index.

Detractors from performance

The fund’s exposure to the financial sector held back performance as holdings of many finance companies suffered from the recent turmoil in the subprime mortgage market. Our exposure to the industrial sector was another negative.

Credit quality, particularly holdings of “BBB” rated(s) securities, detracted from performance as credit spreads widened.

5

The fund’s shorter duration(d) stance also hurt as interest rates generally declined over the reporting period.

Contributors to performance

The fund generated a high level of income which had a positive impact on performance. The fund’s relative exposure to Euro currency also contributed to results.

Over the reporting period, holdings of European government bonds aided relative performance.

The fund’s greater exposure to the long end of the credit curve also benefited results as spreads on shorter maturity corporate bonds widened more than spreads on longer maturity corporate bonds. This helped offset some of the negative impact that came from the fund’s sector and credit quality exposure.

MFS Strategic Value Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Strategic Value Portfolio (the “fund”) provided a total return of -2.33%, while Service Class shares provided a total return of -2.62%. These compare with a return of -0.17% for the fund’s benchmark, the Russell 1000 Value Index. Effective December 1, 2007, the Russell 3000 Value Index became the fund’s benchmark. For the period December 31, 2006 to November 30, 2007, the fund’s benchmark was the Russell 1000 Value Index. The Russell 3000 Value Index generated a return of -1.01% for the twelve months ended December 31, 2007.

Detractors from performance

Stock selection in the health care sector was a principal factor holding back performance relative to the Russell 1000 Value Index. Within this sector, biotechnology firm Amgen and medical device maker Boston Scientific were among the top detractors. Shares of Amgen suffered, in part, due to studies that raised concerns about the safety profile of the company’s anemia drug Aranesp.

The combination of an overweighted position and stock selection in the autos and housing sector also had a negative impact on relative returns. Holdings of home improvement products maker Masco was particularly disappointing. Masco’s shares were hurt by the deterioration of the housing markets and the company’s pessimistic guidance that cited a recent decrease in housing starts.

The combination of stock selection and an underweighted position in the industrial goods and services sector dampened results. However, no individual stocks within this sector were among the fund’s top detractors.

Elsewhere, insurance companies Conseco and Genworth Financial, electronic brokerage firm E*Trade, telecommunications equipment company Nortel Networks(aa), media company New York Times(g), and department stores operator Macy’s hurt relative performance. Not holding integrated oil and gas company Exxon Mobil, for most of the reporting period, also had a negative effect on results as the stock turned in strong performance during the period.

Contributors to performance

Boosted by stock selection, the basic materials sector was the largest contributing sector for this reporting period. Package manufacturer Owens-Illinois(g) was a standout performer. The company reported quarterly earnings that exceeded consensus expectations, and attributed the positive results to better operating performance in its glass factories and improved pricing and product sales mix.

An underweighted position in the financial services sector was another positive factor. Not owning financial services giant Citigroup favorably affected relative returns as the company’s stock suffered amid the subprime mortgage crisis. Our overweighted position in shares of Bank of New York Mellon, which outperformed the Russell 1000 Value Index, also helped.

Stock selection in the utilities and communications sector also bolstered relative performance. Natural gas pipelines operator Williams Cos. and telecommunications services provider Verizon Communications were among the fund’s top contributors.

Top relative contributors in other sectors included oil and gas companies Anadarko Petroleum and Devon Energy, drilling rig operator GlobalSantaFe(g), software developer Compuware(g), and filtration and separation systems manufacturer Pall.

MFS Technology Portfolio

Summary of Results

For the twelve months ended December 31, 2007, Initial Class shares of the MFS Technology Portfolio (the “fund”) provided a total return of 20.22%, while Service Class shares provided a total return of 20.00%. These compare with returns of 5.49% and 16.94% for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index and the Goldman Sachs Technology Industry Composite Index (GSTI Composite Index), respectively.

Contributors to performance

Stock selection in the internet industry was a primary driver of performance relative to the GSTI Composite Index over the reporting period. Our positioning in internet software service provider Tencent Holdings(aa) contributed significantly to performance. The share price of Tencent Holdings appreciated significantly over the year due to better-than-expected progress in monetizing its large customer base within the Chinese social networking instant messaging segments. The fund’s holdings in the stocks of on-line information service provider NHN(g)(aa) and Chinese language internet search provider Baidu.Com(g)(aa) were also significant contributors to relative performance. Over the reporting period, our holdings of analytic software service provider Omniture(aa) also helped results.

Stock selection and, to a lesser extent, our overweighting in the leisure and toys industry benefited performance. The fund’s holdings of video game publishing and distribution company Ubisoft Entertainment were a strong contributor to performance. Ubisoft’s stock gained due to its participation in the current video game console cycle, new title releases, and success with existing franchises.

A combination of stock selection and an underweighted position in the network and telecom industry added to positive results over the reporting period. Underweighting network equipment giant Cisco(g) helped relative performance as the stock underperformed the GSTI Composite Index.

Stock selection in the computer software industry was also helpful to performance. Our overweighting in business intelligence

6

software firm Microstrategy and digital commerce company Verisign benefited performance as the returns of both stocks surpassed that of the GSTI Composite Index.

Other positives for relative performance included our holdings of Salesforce.com. The company’s share price was up markedly due to success driven by the accelerated adoption of its next generation software service for customer relationship management.

Another positive for relative performance included our holdings of Japanese video game console maker Nintendo. The company benefited from the runaway success of their Wii gaming console.

Detractors from performance

A combination of stock selection and an underweighted position in the computer systems industry was a principal factor that negatively affected the fund’s relative performance. Our positioning in computer and personal electronics maker Apple(g) hindered results over the reporting period. We owned Apple for a portion of the period but exited too early as subsequent excitement over the iPhone and Mac computers propelled the stock to new highs. Other factors that detracted from performance included our positioning in network storage company Network Appliance, and manufacturer and marketer of high performance computer systems Cray Inc.(aa). Network Appliance disappointed by missing earnings estimates due to weakness in the high end of its storage systems at its core business.

The fund’s allocation to the broadcasting industry, which is not represented in the GSTI Composite Index, also held back results. Here, our positioning in XM Satellite Radio proved disappointing as the stock underperformed the GSTI Composite Index over the reporting period.

Stocks in other areas that detracted from performance included networking chip maker Marvell Technology. Shares of Marvell struggled after the company reported a disappointing earnings outlook and from issues surrounding a stock options scandal. Our positioning in non-benchmark constituent MSC Software, an enterprise software company, and telecommunications equipment provider Sonus Networks hurt relative results. Elsewhere, missing the run-up in the price of internet retailer Amazon.com was another negative.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

(aa)	Security is not a benchmark constituent.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(g)	Security was not held in the portfolio at period end.
(s)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

7

Portfolio Composition — MFS Capital Appreciation Portfolio

Portfolio Structure

Top ten holdings
Microsoft Corp.	3.0%
Google, Inc., “A”	2.8%
Cisco Systems, Inc.	2.5%
Oracle Corp.	2.5%
Genzyme Corp.	2.2%
Procter & Gamble Co.	2.2%
Amdocs Ltd.	2.2%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
Roche Holding AG	2.0%

Equity sectors
Technology	23.8%
Health Care	18.6%
Financial Services	10.3%
Consumer Staples	9.2%
Retailing	9.0%
Industrial Goods & Services	7.0%
Special Products & Services	5.7%
Energy	5.6%
Leisure	4.7%
Utilities & Communications	1.8%
Transportation	1.2%
Basic Materials	1.1%
Autos & Housing	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

8

Portfolio Composition — MFS Emerging Growth Portfolio

Portfolio Structure

Top ten holdings
Google, Inc., “A”	2.7%
VeriSign, Inc.	2.6%
Intel Corp.	2.1%
Electronic Arts, Inc.	1.9%
Nestle S.A.	1.7%
Merck & Co., Inc.	1.7%
PepsiCo, Inc.	1.7%
Danaher Corp.	1.6%
Lockheed Martin Corp.	1.6%
Altria Group, Inc.	1.6%

Equity sectors
Technology	22.2%
Health Care	15.1%
Industrial Goods & Services	9.0%
Leisure	8.7%
Energy	8.6%
Retailing	7.0%
Financial Services	6.8%
Utilities & Communications	6.2%
Consumer Staples	5.7%
Special Products & Services	5.5%
Basic Materials	2.9%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

9

Portfolio Composition — MFS Global Governments Portfolio

Portfolio Structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	66.2%
U.S. Treasury Securities	14.0%
Commercial Mortgage-Backed Securities	4.7%
Emerging Market Bonds	3.0%
U.S. Government Agencies	2.2%
Mortgage-Backed Securities	1.1%
Municipal Bonds	0.6%

Credit quality of bonds (r)
AAA	68.2%
AA	10.5%
A	18.0%
BBB	3.3%

Portfolio facts
Average Duration (d)(i)	6.6
Average Life (i)(m)	8.8 yrs.
Average Maturity (i)(m)	9.8 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	AA+
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	30.5%
Japan	23.7%
United Kingdom	9.9%
Germany	8.2%
France	5.0%
Belgium	4.2%
Italy	4.1%
Spain	4.0%
Netherlands	3.5%
Other Countries	6.9%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.
(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

10

Portfolio Composition — MFS Massachusetts Investors Growth Stock Portfolio

Portfolio Structure

Top ten holdings
Microsoft Corp.	3.0%
Google, Inc., “A”	2.8%
Cisco Systems, Inc.	2.5%
Oracle Corp.	2.5%
Genzyme Corp.	2.2%
Procter & Gamble Co.	2.2%
Amdocs Ltd.	2.2%
State Street Corp.	2.1%
Medtronic, Inc.	2.1%
Roche Holding AG	2.0%

Equity sectors
Technology	23.9%
Health Care	18.7%
Financial Services	10.3%
Consumer Staples	9.2%
Retailing	9.0%
Industrial Goods & Services	7.0%
Special Products & Services	5.7%
Energy	5.6%
Leisure	4.7%
Utilities & Communications	1.8%
Transportation	1.1%
Basic Materials	1.1%
Autos & Housing	0.9%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

11

Portfolio Composition — MFS Mid Cap Growth Portfolio

Portfolio Structure

Top ten holdings
Hess Corp.	3.3%
Williams Cos., Inc.	2.8%
Apollo Group, Inc., “A”	2.8%
Noble Corp.	2.8%
International Game Technology	2.5%
McAfee, Inc.	2.5%
Rockwell Automation, Inc.	2.4%
Humana, Inc.	2.4%
VeriSign, Inc.	2.3%
YUM! Brands, Inc.	2.3%

Equity sectors
Technology	17.8%
Health Care	14.4%
Energy	12.0%
Industrial Goods & Services	9.6%
Leisure	8.7%
Utilities & Communications	6.8%
Special Products & Services	6.3%
Retailing	6.3%
Financial Services	6.1%
Basic Materials	4.1%
Consumer Staples	3.7%
Autos & Housing	2.7%
Transportation	0.8%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

12

Portfolio Composition — MFS Mid Cap Value Portfolio

Portfolio Structure

Top ten holdings
Hess Corp.	4.2%
Eaton Corp.	3.2%
Timken Co.	2.4%
NRG Energy, Inc.	2.3%
El Paso Corp.	2.3%
Constellation Energy Group, Inc.	2.2%
PPG Industries, Inc.	2.1%
Williams Cos., Inc.	2.1%
Genworth Financial, Inc., “A”	2.1%
Pepco Holdings, Inc.	2.1%

Equity sectors
Financial Services	23.0%
Utilities & Communications	21.3%
Industrial Goods & Services	12.1%
Technology	5.7%
Leisure	5.7%
Basic Materials	5.5%
Consumer Staples	5.2%
Health Care	5.1%
Energy	4.2%
Retailing	4.0%
Autos & Housing	3.9%
Special Products & Services	1.3%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

13

Portfolio Composition — MFS Money Market Portfolio

Portfolio Structure (u)

Short-term credit quality (q)
Average Credit Quality Short-Term Bonds (a)	A-1
All holdings are rated A-1

Maturity breakdown (u)
0 – 29 days	45.1%
30 – 59 days	39.5%
60 – 89 days	11.4%
90 – 366 days	4.8%
Other Assets Less Liabilities	(0.8)%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time ‘Other Assets Less Liabilities’ may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

14

Portfolio Composition — MFS New Discovery Portfolio

Portfolio Structure

Top ten holdings
Corporate Executive Board Co.	2.7%
NICE Systems Ltd., ADR	2.6%
MWI Veterinary Supply, Inc.	2.3%
Panera Bread Co., “A”	1.9%
Polypore International, Inc.	1.9%
Hittite Microwave Corp.	1.9%
Nuance Communications, Inc.	1.8%
Quanta Services, Inc.	1.8%
M.D.C. Holdings, Inc.	1.8%
THQ, Inc.	1.8%

Equity sectors
Health Care	25.0%
Technology	20.8%
Leisure	11.7%
Retailing	8.9%
Special Products & Services	7.6%
Industrial Goods & Services	7.0%
Energy	5.0%
Consumer Staples	3.7%
Autos & Housing	3.2%
Basic Materials	2.7%
Financial Services	2.1%
Utilities & Communications	1.3%
Transportation	0.5%

Percentages	are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

15

Portfolio Composition — MFS Research Portfolio

Portfolio Structure

Top ten holdings
Exxon Mobil Corp.	3.0%
Bank of New York Mellon Corp.	2.8%
Altria Group, Inc.	2.5%
International Business Machines Corp.	2.4%
Danaher Corp.	2.1%
PepsiCo, Inc.	2.1%
Merck & Co., Inc.	2.0%
AT&T, Inc.	1.9%
State Street Corp.	1.9%
JPMorgan Chase & Co.	1.8%

Equity sectors
Financial Services	18.7%
Technology	14.7%
Health Care	12.0%
Energy	10.9%
Utilities & Communications	8.7%
Consumer Staples	7.9%
Industrial Goods & Services	7.8%
Retailing	6.3%
Basic Materials	5.1%
Leisure	4.2%
Special Products & Services	2.3%
Autos & Housing	0.7%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

16

Portfolio Composition — MFS Strategic Income Portfolio

Portfolio Structure (i)

Fixed income sectors (i)
High Yield Corporates	33.8%
High Grade Corporates	23.5%
Non-U.S. Government Bonds	14.0%
Emerging Market Bonds	12.0%
Commercial Mortgage-Backed Securities	4.6%
Mortgage-Backed Securities	4.5%
U.S. Government Agencies	2.9%
Floating Rate Loans	2.0%
Asset-Backed Securities	0.7%
Collateralized Debt Obligations	0.6%
U.S. Treasury Securities	(2.6)%

Credit quality of bonds (r)
AAA	22.3%
AA	5.2%
A	10.1%
BBB	19.5%
BB	18.3%
B	19.3%
CCC	5.1%
Not Rated	0.2%

Portfolio facts
Average Duration (d)(i)	4.9
Average Life (i)(m)	7.6 yrs.
Average Maturity (i)(m)	11.4 yrs.
Average Credit Quality of Rated Securities (long-term) (a)	BBB
Average Credit Quality of Rated Securities (short-term) (a)	A-1

Country weightings (i)
United States	65.2%
Japan	3.6%
Germany	3.4%
Russia	2.9%
Netherlands	2.8%
France	2.1%
United Kingdom	1.9%
Canada	1.9%
Mexico	1.7%
Other Countries	14.5%

(a)	The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable, which may result in the investment in a sector less than 0%.

(m)	The average maturity shown is calculated using the final stated maturity on the portfolio’s holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.

(o)	Less than 0.1%.

(r)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the “AAA”-rating category. Percentages are based on the total market value of investments as of 12/31/07.

Percentages are based on net assets as of 12/31/07, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

17

Portfolio Composition — MFS Strategic Value Portfolio

Portfolio Structure

Top ten holdings
Travelers Cos., Inc.	2.7%
Genworth Financial, Inc., “A”	2.7%
Conseco, Inc.	2.2%
D.R. Horton, Inc.	2.0%
Amgen, Inc.	2.0%
Boston Scientific Corp.	2.0%
Wyeth	2.0%
TOTAL S.A., ADR	1.9%
Macy’s, Inc.	1.9%
Staples, Inc.	1.8%

Equity sectors
Financial Services	27.2%
Utilities & Communications	12.6%
Health Care	12.4%
Energy	11.2%
Autos & Housing	7.7%
Industrial Goods & Services	5.2%
Consumer Staples	5.2%
Retailing	4.7%
Technology	4.5%
Leisure	4.1%
Basic Materials	2.8%
Special Products & Services	1.5%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

18

.

Portfolio Composition — MFS Technology Portfolio

Portfolio Structure

Top ten holdings
Intel Corp.	9.7%
Flextronics International Ltd.	7.2%
International Business Machines Corp.	6.5%
MSC Software Corp.	4.5%
Salesforce.com, Inc.	4.5%
Microsoft Corp.	4.1%
MicroStrategy, Inc., “A”	4.0%
Research In Motion Ltd.	4.0%
Google, Inc., “A”	3.8%
VeriSign, Inc.	3.5%

Top five industries
Electronics	29.9%
Computer Software	20.6%
Computer Systems	14.6%
Network & Telecom	9.6%
Leisure & Toys	8.6%

Percentages are based on net assets as of 12/31/07.

The portfolio is actively managed and current holdings may be different.

19

Performance Summary

The following charts illustrate the historical performance of the funds in comparison to their benchmark index. Index comparisons are unmanaged; do not reflect any fees or expenses; and cannot be invested in directly. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the funds shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

MFS Capital Appreciation Portfolio

Growth of a hypothetical $10,000 investment

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	6/12/85	11.14%	11.26%	2.67%
Service Class	8/24/01	10.93%	10.98%	2.51%

Comparative Index
Russell 1000 Growth Index (f)		11.81%	12.11%	3.83%

(f)	Source: FactSet Research Systems Inc.

20

Performance Summary — continued

MFS Emerging Growth Portfolio

Growth of a hypothetical $10,000 investment

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/95	21.25%	16.31%	5.73%
Service Class	8/24/01	21.00%	16.02%	5.56%

Comparative Index
Russell 3000 Growth Index (f)		11.40%	12.42%	3.83%

(f)	Source: FactSet Research Systems Inc.

MFS Global Governments Portfolio

Growth of a hypothetical $10,000 investment

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/16/88	8.99%	6.19%	5.86%
Service Class	8/24/01	8.67%	5.91%	5.68%

Comparative Index
JPMorgan Global Government Bond Index Unhedged (f)		10.81%	6.71%	6.26%

(f)	Source: FactSet Research Systems Inc.

21

Performance Summary — continued

MFS Massachusetts Investors Growth Stock Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	11.53%	11.13%	3.62%
Service Class	8/24/01	11.26%	10.83%	3.46%

Comparative Index
Russell 1000 Growth Index (f)		11.81%	12.11%	2.30%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998, through the stated period end.

MFS Mid Cap Growth Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	8/31/00	9.84%	12.87%	–	5.21%
Service Class	8/24/01	9.59%	12.56%	–	5.39%

Comparative Index
Russell Midcap Growth Index (f)		11.43%	17.90%	–	0.18%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, August 31, 2000, through the stated period end.

22

Performance Summary — continued

MFS Mid Cap Value Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr		5-yr	Life (t)
Initial Class	5/01/02		1.84%	14.52%	8.16%
Service Class	5/01/02		1.61%	14.24%	7.95%

Comparative Index
Russell Midcap Value Index (f)		–	1.42%	17.92%	12.10%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the commencement of the fund’s investment operations, May 1, 2002, through the stated period end.

MFS Money Market Portfolio

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-Year Total Return	Current 7-day yield (y)
Initial Class	7/19/85	4.84%	4.21%
Service Class	8/24/01	4.58%	3.96%

(y)	Based on the latest seven days ended as of December 31, 2007, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

23

Performance Summary — continued

MFS New Discovery Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	2.56%	12.17%	6.96%
Service Class	8/24/01	2.28%	11.90%	6.78%

Comparative Index
Russell 2000 Growth Index (f)		7.05%	16.50%	3.24%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998, through the stated period end.

MFS Research Portfolio

Growth of a hypothetical $10,000 investment

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	11/07/94	13.24%	14.44%	5.45%
Service Class	8/24/01	12.97%	14.16%	5.27%

Comparative Index
Standard & Poor’s 500 Stock Index (f)		5.49%	12.83%	5.91%

(f)	Source: FactSet Research Systems Inc.

24

Performance Summary — continued

MFS Strategic Income Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	5/06/98	3.49%	6.53%	5.30%
Service Class	8/24/01	3.24%	6.25%	5.13%

Comparative Index
Citigroup World Government Bond Non-Dollar Hedged Index (f)		4.88%	4.13%	5.34%
JPMorgan Emerging Market Bond Index Global (f)		6.28%	12.67%	9.84%
Lehman Brothers U.S. Aggregate Bond Index (f)		6.97%	4.42%	5.94%
Lehman Brothers U.S. High-Yield Corporate Bond Index (f)		1.87%	10.91%	5.31%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, May 6, 1998, through the stated period end. Index information for the Lehman Brothers U.S. High-Yield Corporate Bond Index is from May 1, 1998.

25

Performance Summary — continued

MFS Strategic Value Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	5/01/02	–2.33%	10.81%	5.02%
Service Class	5/01/02	–2.62%	10.50%	4.76%

Comparative Index
Russell 1000 Value Index (f)		–0.17%	14.63%	9.39%
Russell 3000 Value Index		–1.01%	14.69%	9.34%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations May 1, 2002 through the stated period end.

MFS Technology Portfolio

Growth of a hypothetical $10,000 investment(t)

Total Returns through 12/31/07

Average Annual Total Returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	6/16/00	20.22%	18.32%	–	5.47%
Service Class	8/24/01	20.00%	18.05%	–	5.70%

Comparative Index
Goldman Sachs Technology Industry Composite Index (f)		16.94%	15.58%	–	8.31%
Standard & Poor’s 500 Stock Index (f)(b)		5.49%	12.83%		1.60%

(b)	MFS has added the S&P 500 Stock Index to compare the fund’s performance in order to show a broader based benchmark than the Goldman Sachs Technology Industry Composite Index.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, June 16, 2000, through the stated period end.

26

Performance Summary — continued

Index Definitions

Citigroup World Government Bond Non-Dollar Hedged Index — a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Goldman Sachs Technology Industry Composite Index — a modified market capitalization-weighted index that measures the performance of selected technology stocks.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) — measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

JPMorgan Global Government Bond Index Unhedged — measures the performance of developed government bond markets around the world.

Lehman Brothers U.S. Aggregate Bond Index — a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Lehman Brothers U.S. High-Yield Corporate Bond Index — a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

Russell 1000 Growth Index — constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index — constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index — constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Value Index — constructed to provide a comprehensive barometer for the value securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index — constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index — constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Stock Index — a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Service Class share performance for all funds except MFS Mid Cap Value Portfolio and MFS Strategic Value Portfolio, includes the performance of Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the funds shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

27

Expense Tables

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007

As a contract holder of a fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight each fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in each fund is made. Therefore, the second line for each share class in the tables is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in each fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

MFS Capital Appreciation Portfolio	Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class
Actual	0.84%	$1,000.00	$1,036.50	$4.31
Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class
Actual	1.09%	$1,000.00	$1,035.40	$5.59
Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

MFS Emerging Growth Portfolio
Initial Class
Actual	0.84%	$1,000.00	$1,087.00	$4.42
Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class
Actual	1.09%	$1,000.00	$1,085.80	$5.73
Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

MFS Global Governments Portfolio
Initial Class
Actual	1.00%	$1,000.00	$1,100.10	$5.29
Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class
Actual	1.25%	$1,000.00	$1,098.00	$6.61
Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

MFS Massachusetts Investors Growth Stock Portfolio
Initial Class
Actual	0.82%	$1,000.00	$1,038.20	$4.21
Hypothetical (h)	0.82%	$1,000.00	$1,021.07	$4.18
Service Class
Actual	1.07%	$1,000.00	$1,036.70	$5.49
Hypothetical (h)	1.07%	$1,000.00	$1,019.81	$5.45

MFS Mid Cap Growth Portfolio
Initial Class
Actual	0.87%	$1,000.00	$985.30	$4.35
Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43
Service Class
Actual	1.12%	$1,000.00	$985.10	$5.60
Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70

MFS Mid Cap Value Portfolio
Initial Class
Actual	0.99%	$1,000.00	$925.20	$4.80
Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class
Actual	1.24%	$1,000.00	$923.70	$6.01
Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

28

Expense Tables — continued

Fund Expenses Borne by the Contract Holders During the Period,

July 1, 2007 through December 31, 2007 — continued

MFS Money Market Portfolio	Annualized Expense Ratio	Beginning Account Value 7/01/07	Ending Account Value 12/31/07	Expenses Paid During Period (p) 7/01/07-12/31/07
Initial Class
Actual	0.53%	$1,000.00	$1,023.90	$2.70
Hypothetical (h)	0.53%	$1,000.00	$1,022.53	$2.70
Service Class
Actual	0.78%	$1,000.00	$1,022.60	$3.98
Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97

MFS New Discovery Portfolio
Initial Class
Actual	0.95%	$1,000.00	$937.60	$4.64
Hypothetical (h)	0.95%	$1,000.00	$1,020.42	$4.84
Service Class
Actual	1.20%	$1,000.00	$936.10	$5.86
Hypothetical (h)	1.20%	$1,000.00	$1,019.16	$6.11

MFS Research Portfolio
Initial Class
Actual	0.84%	$1,000.00	$1,029.40	$4.30
Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
Service Class
Actual	1.09%	$1,000.00	$1,028.10	$5.57
Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55

MFS Strategic Income Portfolio
Initial Class
Actual	0.90%	$1,000.00	$1,020.60	$4.58
Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
Service Class
Actual	1.15%	$1,000.00	$1,018.70	$5.85
Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85

MFS Strategic Value Portfolio
Initial Class
Actual	0.99%	$1,000.00	$879.40	$4.69
Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
Service Class
Actual	1.24%	$1,000.00	$877.90	$5.87
Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31

MFS Technology Portfolio
Initial Class
Actual	1.00%	$1,000.00	$1,088.20	$5.26
Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
Service Class
Actual	1.25%	$1,000.00	$1,086.30	$6.57
Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

29

Portfolio of Investments — December 31, 2007

MFS Capital Appreciation Portfolio

Common Stocks — 98.8%

Issuer	Shares/Par	Value ($)

Aerospace — 2.8%
Precision Castparts Corp.	28,960	$4,016,749
United Technologies Corp.	125,820	9,630,263

		$13,647,012

Alcoholic Beverages — 1.4%
Diageo PLC	318,360	$6,814,642

Apparel Manufacturers — 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	67,390	$8,099,630
NIKE, Inc., “B”	93,670	6,017,361

		$14,116,991

Automotive — 0.8%
Bayerische Motoren Werke AG	65,530	$4,046,549

Biotechnology — 4.2%
Amgen, Inc. (a)	47,750	$2,217,510
Celgene Corp. (a)	43,420	2,006,438
Genentech, Inc. (a)	32,450	2,176,422
Genzyme Corp. (a)	141,260	10,515,394
Millipore Corp. (a)	46,410	3,396,284

		$20,312,048

Broadcasting — 2.0%
News Corp., “A”	254,310	$5,210,812
Omnicom Group, Inc.	96,230	4,573,812

		$9,784,624

Brokerage & Asset Managers — 3.6%
Bolsa de Mercadorias & Futuros (a)	18,800	$264,045
Charles Schwab Corp.	249,600	6,377,280
Deutsche Boerse AG	35,270	6,961,625
Franklin Resources, Inc.	7,770	889,121
ICAP PLC	202,010	2,907,519

		$17,399,590

Business Services — 4.5%
Amdocs Ltd. (a)	302,680	$10,433,380
Automatic Data Processing, Inc.	71,730	3,194,137
Fidelity National Information Services, Inc.	51,180	2,128,576
Western Union Co.	238,590	5,792,965

		$21,549,058

Cable TV — 0.9%
Comcast Corp., “A” (a)	238,800	$4,360,488

Computer Software — 6.7%
Citrix Systems, Inc. (a)	82,510	$3,136,205
Microsoft Corp.	403,030	14,347,868
Oracle Corp. (a)	534,640	12,072,171
VeriSign, Inc. (a)	74,490	2,801,569

		$32,357,813

Computer Software — Systems — 4.3%
Apple Computer, Inc. (a)	32,430	$6,423,734
Dell, Inc. (a)	154,890	3,796,354
EMC Corp. (a)	217,660	4,033,240
International Business Machines Corp.	36,780	3,975,918
Network Appliance, Inc. (a)	102,950	2,569,632

		$20,798,878

Consumer Goods & Services — 4.1%
Apollo Group, Inc., “A” (a)	32,040	$2,247,606
Colgate-Palmolive Co.	40,570	3,162,837

Issuer	Shares/Par	Value ($)

Consumer Goods & Services — continued
eBay, Inc. (a)	109,260	$3,626,339
Procter & Gamble Co.	143,020	10,500,528

		$19,537,310

Electrical Equipment — 4.2%
Danaher Corp.	107,450	$9,427,663
General Electric Co.	194,320	7,203,442
W.W. Grainger, Inc.	41,040	3,591,821

		$20,222,926

Electronics — 6.2%
Intel Corp. (a)	354,720	$9,456,835
Intersil Corp., “A”	99,040	2,424,499
KLA-Tencor Corp.	90,690	4,367,630
National Semiconductor Corp.	123,050	2,785,852
Samsung Electronics Co. Ltd., GDR	20,072	5,825,185
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	529,483	5,273,651

		$30,133,652

Energy – Integrated — 2.7%
Exxon Mobil Corp.	82,180	$7,699,444
Hess Corp.	27,420	2,765,581
Marathon Oil Corp.	40,670	2,475,176

		$12,940,201

Food & Beverages — 4.3%
General Mills, Inc.	58,160	$3,315,120
Nestle S.A.	20,019	9,172,979
PepsiCo, Inc.	108,800	8,257,920

		$20,746,019

Food & Drug Stores — 2.1%
CVS Caremark Corp.	189,082	$7,516,010
Walgreen Co.	66,650	2,538,032

		$10,054,042

Gaming & Lodging — 1.8%
International Game Technology	73,630	$3,234,566
Royal Caribbean Cruises Ltd.	122,090	5,181,500

		$8,416,066

General Merchandise — 0.9%
Target Corp.	83,450	$4,172,500

Health Maintenance Organizations — 0.8%
UnitedHealth Group, Inc.	68,080	$3,962,256

Insurance — 1.1%
Aflac, Inc.	87,340	$5,470,104

Internet — 3.1%
Google, Inc., “A” (a)	19,820	$13,705,134
Yahoo!, Inc. (a)	61,200	1,423,512

		$15,128,646

Major Banks — 3.2%
Bank of New York Mellon Corp.	105,171	$5,128,138
State Street Corp.	126,320	10,257,184

		$15,385,322

Medical & Health Technology & Services — 0.5%
Cardinal Health, Inc.	43,790	$2,528,873

Medical Equipment — 4.7%
Advanced Medical Optics, Inc. (a)	165,050	$4,048,677
C.R. Bard, Inc.	29,060	2,754,888
Medtronic, Inc.	201,650	10,136,946

30-CAP

Portfolio of Investments — continued

Common Stocks — continued	Short-Term Obligations — 0.4%

Issuer	Shares/Par	Value ($)

Medical Equipment — continued
ResMed, Inc. (a)	79,860	$4,195,046
Zimmer Holdings, Inc. (a)	26,440	1,749,006

		$22,884,563

Network & Telecom — 3.5%
Cisco Systems, Inc. (a)	449,910	$12,179,064
Juniper Networks, Inc. (a)	60,750	2,016,900
QUALCOMM, Inc.	69,490	2,734,432

		$16,930,396

Oil Services — 2.9%
Halliburton Co.	134,590	$5,102,307
Noble Corp.	63,870	3,609,294
Schlumberger Ltd.	26,330	2,590,082
Weatherford International Ltd. (a)	42,030	2,883,258

		$14,184,941

Other Banks & Diversified Financials — 2.4%
American Express Co.	120,390	$6,262,688
Moody’s Corp.	54,840	1,957,788
UBS AG	73,714	3,423,235

		$11,643,711

Pharmaceuticals — 8.4%
Allergan, Inc.	80,440	$5,167,466
Bayer AG	38,190	3,481,955
Johnson & Johnson	127,050	8,474,235
Merck KGaA	21,900	2,813,257
Novartis AG, ADR	72,620	3,943,992
Roche Holding AG	57,430	9,892,395
Wyeth	156,640	6,921,922

		$40,695,222

Specialty Chemicals — 1.1%
Praxair, Inc.	61,240	$5,432,600

Specialty Stores — 3.1%
CarMax, Inc. (a)	130,230	$2,572,043
Lowe’s Cos., Inc.	104,150	2,355,873
Nordstrom, Inc.	88,090	3,235,546
Staples, Inc.	294,390	6,791,577

		$14,955,039

Telecommunications — Wireless — 1.8%
America Movil S.A.B. de C.V., “L”, ADR	98,050	$6,019,290
Rogers Communications, Inc., “B”	58,240	2,635,360

		$8,654,650

Tobacco — 0.6%
Altria Group, Inc.	38,910	$2,940,818

Trucking — 1.2%
FedEx Corp.	29,000	$2,585,930
United Parcel Service, Inc., “B”	41,330	2,922,858

		$5,508,788

Total Common Stocks (Identified Cost, $436,944,562)		$477,716,338

Issuer	Shares/Par	Value ($)

American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$1,937,000	$1,936,778

Total Investments (Identified Cost, $438,881,340)		$479,653,116

Other Assets, Less Liabilities — 0.8%		3,906,665

Net Assets — 100.0%		$483,559,781

See portfolio footnotes and notes to financial statements.

31-CAP

Portfolio of Investments — December 31, 2007

MFS Emerging Growth Portfolio

Common Stocks — 97.7%

Issuer	Shares/Par	Value ($)

Aerospace — 3.9%
Lockheed Martin Corp.	44,240	$4,656,702
Rockwell Collins, Inc.	34,600	2,490,162
United Technologies Corp.	55,060	4,214,292

		$11,361,156

Apparel Manufacturers — 1.6%
Li & Fung Ltd.	156,000	$623,387
LVMH Moet Hennessy Louis Vuitton S.A.	9,400	1,129,790
NIKE, Inc., “B”	36,138	2,321,505
Quiksilver, Inc. (a)(l)	45,590	391,162

		$4,465,844

Biotechnology — 4.1%
Celgene Corp. (a)(l)	29,150	$1,347,022
Genzyme Corp. (a)	59,430	4,423,969
Gilead Sciences, Inc. (a)	62,130	2,858,601
Millipore Corp. (a)(l)	41,449	3,033,238

		$11,662,830

Broadcasting — 1.7%
Grupo Televisa S.A., ADR	58,420	$1,388,643
News Corp., “A”	177,500	3,636,975

		$5,025,618

Brokerage & Asset Managers — 5.1%
Affiliated Managers Group, Inc. (a)(l)	6,140	$721,204
Bolsa de Mercadorias & Futuros (a)	77,800	1,092,697
Bovespa Holding, S.A. (a)	14,900	287,118
Charles Schwab Corp.	90,740	2,318,407
Deutsche Boerse AG	14,570	2,875,840
EFG International	21,730	873,307
GFI Group, Inc. (a)	6,410	613,565
Goldman Sachs Group, Inc.	6,890	1,481,695
ICAP PLC	158,390	2,279,699
Invesco Ltd. (l)	65,600	2,058,528

		$14,602,060

Business Services — 1.7%
Amdocs Ltd. (a)	66,220	$2,282,603
Corporate Executive Board Co. (l)	16,071	965,867
CoStar Group, Inc. (a)(l)	9,890	467,303
Satyam Computer Services Ltd., ADR (l)	44,080	1,177,818

		$4,893,591

Chemicals — 1.3%
Monsanto Co.	22,520	$2,515,259
Potash Corporation of Saskatchewan, Inc.	9,140	1,315,794

		$3,831,053

Computer Software — 5.8%
Adobe Systems, Inc. (a)	17,070	$729,401
Microsoft Corp.	92,100	3,278,760
NAVTEQ Corp. (a)	30,270	2,288,412
Salesforce.com, Inc. (a)(l)	29,130	1,826,160
Synopsys, Inc. (a)(l)	40,960	1,062,093
VeriSign, Inc. (a)	198,098	7,450,466

		$16,635,292

Computer Software — Systems — 1.9%
Apple Computer, Inc. (a)	10,190	$2,018,435
EMC Corp. (a)	191,002	3,539,267

		$5,557,702

Issuer	Shares/Par	Value ($)

Conglomerates — 0.3%
Siemens AG, ADR	5,500	$865,480

Consumer Goods & Services — 3.9%
Alibaba.com Corp. (a)(z)	72,000	$255,316
Apollo Group, Inc., “A” (a)	49,010	3,438,052
Avon Products, Inc.	26,360	1,042,011
Capella Education Co. (a)(l)	8,260	540,700
Corinthian Colleges, Inc. (a)(l)	65,900	1,014,860
New Oriental Education & Technology Group, Inc., ADR (a)	25,800	2,079,222
Priceline.com, Inc. (a)(l)	8,510	977,459
Strayer Education, Inc.	11,540	1,968,493

		$11,316,113

Electrical Equipment — 1.6%
Danaher Corp.	53,990	$4,737,083

Electronics — 6.1%
ARM Holdings PLC	555,820	$1,362,594
Flextronics International Ltd. (a)	141,990	1,712,399
Hittite Microwave Corp. (a)(l)	17,630	842,009
Intel Corp. (a)	230,460	6,144,064
Intersil Corp., “A”	58,330	1,427,918
Marvell Technology Group Ltd. (a)	96,830	1,353,683
National Semiconductor Corp. (l)	73,740	1,669,474
Nintendo Co. Ltd.	3,100	1,882,158
SanDisk Corp. (a)(l)	34,040	1,129,107

		$17,523,406

Energy — Independent — 2.7%
Apache Corp.	17,830	$1,917,438
Arch Coal, Inc.	29,240	1,313,753
Sandridge Energy, Inc. (a)	8,650	310,189
Ultra Petroleum Corp. (a)	28,260	2,020,590
XTO Energy, Inc.	44,015	2,260,610

		$7,822,580

Energy — Integrated — 2.3%
Hess Corp.	37,222	$3,754,211
Marathon Oil Corp.	39,510	2,404,579
Petroleo Brasileiro S.A., ADR	3,800	437,912

		$6,596,702

Engineering — Construction — 1.1%
Fluor Corp.	15,710	$2,289,261
Quanta Services, Inc. (a)(l)	30,950	812,128

		$3,101,389

Entertainment — 0.9%
DreamWorks Animation, Inc., “A” (a)	72,700	$1,856,758
TiVo, Inc. (a)(l)	105,100	876,534

		$2,733,292

Food & Beverages — 3.7%
Hain Celestial Group, Inc. (a)(l)	22,140	$708,480
Nestle S.A.	10,939	5,012,399
PepsiCo, Inc.	63,220	4,798,398

		$10,519,277

Food & Drug Stores — 1.3%
CVS Caremark Corp.	73,140	$2,907,315
Whole Foods Market, Inc.	23,350	952,680

		$3,859,995

Gaming & Lodging — 1.9%
International Game Technology	55,900	$2,455,687
Melco PBL Entertainment (Macau) Ltd., ADR (a)	40,310	465,984

32-EGP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)

Gaming & Lodging — continued
MGM Mirage (a)(l)	8,190	$688,124
Royal Caribbean Cruises Ltd. (l)	42,242	1,792,750

		$5,402,545

Insurance — 0.3%
Aflac, Inc.	12,400	$776,612

Internet — 3.9%
Google, Inc., “A” (a)	11,340	$7,841,383
Omniture, Inc. (a)	42,050	1,399,845
Tencent Holdings Ltd.	146,600	1,091,874
Yahoo!, Inc. (a)	39,410	916,677

		$11,249,779

Leisure & Toys — 4.0%
Activision, Inc. (a)	37,550	$1,115,235
Electronic Arts, Inc. (a)	93,920	5,485,867
THQ, Inc. (a)(l)	43,080	1,214,425
Ubisoft Entertainment S.A. (a)	35,345	3,562,487

		$11,378,014

Machinery & Tools — 2.4%
Bucyrus International, Inc., “A”	41,365	$4,111,267
Flowserve Corp.	11,800	1,135,160
Kennametal, Inc.	24,780	938,171
Timken Co.	18,190	597,542

		$6,782,140

Major Banks — 1.1%
State Street Corp.	37,440	$3,040,128

Medical & Health Technology & Services — 1.3%
IDEXX Laboratories, Inc. (a)	64,620	$3,788,671

Medical Equipment — 5.2%
Advanced Medical Optics, Inc. (a)(l)	86,503	$2,121,919
Becton, Dickinson & Co.	39,200	3,276,336
C.R. Bard, Inc.	17,540	1,662,792
Conceptus, Inc. (a)(l)	81,160	1,561,518
Medtronic, Inc.	26,210	1,317,577
ResMed, Inc. (a)(l)	20,290	1,065,834
St. Jude Medical, Inc. (a)	46,550	1,891,792
Stryker Corp.	19,250	1,438,360
Thoratec Corp. (a)(l)	41,605	756,795

		$15,092,923

Metals & Mining — 1.6%
Cameco Corp.	26,490	$1,054,567
Century Aluminum Co. (a)(l)	13,570	731,966
Companhia Vale do Rio Doce, ADR	83,458	2,726,573

		$4,513,106

Network & Telecom — 4.5%
Cisco Systems, Inc. (a)	152,180	$4,119,513
NICE Systems Ltd., ADR (a)	76,070	2,610,722
Nokia Corp., ADR	99,540	3,821,341
QLogic Corp. (a)	84,250	1,196,350
Research In Motion Ltd. (a)	10,811	1,225,967

		$12,973,893

Oil Services — 3.6%
Exterran Holdings, Inc. (a)(l)	3,716	$303,969
National Oilwell Varco, Inc. (a)	26,412	1,940,226
Noble Corp.	76,178	4,304,819
Schlumberger Ltd.	21,340	2,099,216
Weatherford International Ltd. (a)	26,820	1,839,852

		$10,488,082

Issuer	Shares/Par	Value ($)

Other Banks & Diversified Financials — 0.3%
Northern Trust Corp.	12,730	$974,863

Pharmaceuticals — 4.5%
Allergan, Inc.	21,630	$1,389,511
Elan Corp. PLC, ADR (a)	153,140	3,366,017
Inverness Medical Innovations, Inc. (a)(l)	10,330	580,339
Merck & Co., Inc.	84,330	4,900,416
Roche Holding AG	10,810	1,862,037
Schering-Plough Corp.	28,070	747,785

		$12,846,105

Printing & Publishing — 0.2%
Playboy Enterprises, Inc.,”B” (a)(l)	54,410	$496,219

Specialty Stores — 4.1%
Advance Auto Parts, Inc.	32,200	$1,223,278
CarMax, Inc. (a)(l)	25,930	512,118
Dick’s Sporting Goods, Inc. (a)(l)	66,930	1,857,977
GameStop Corp., “A” (a)	23,350	1,450,269
Lowe’s Cos., Inc.	93,210	2,108,410
Nordstrom, Inc. (l)	90,330	3,317,821
Staples, Inc.	31,670	730,627
Urban Outfitters, Inc. (a)	25,310	689,951

		$11,890,451

Telecommunications — Wireless — 2.8%
America Movil S.A.B. de C.V., “L”, ADR	70,590	$4,333,520
NII Holdings, Inc. “B” (a)	14,380	694,842
Rogers Communications, Inc., “B”	68,670	3,130,314

		$8,158,676

Telephone Services — 2.2%
American Tower Corp., “A” (a)	70,885	$3,019,701
AT&T, Inc.	76,430	3,176,431

		$6,196,132

Tobacco — 1.6%
Altria Group, Inc.	60,350	$4,561,253

Utilities — Electric Power — 1.2%
FPL Group, Inc.	28,240	$1,914,102
NRG Energy, Inc. (a)(l)	33,270	1,441,922

		$3,356,024

Total Common Stocks (Identified Cost, $239,531,523)		$281,076,079

Short-Term Obligations — 2.4%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$7,023,000	$7,022,196

Collateral for Securities Loaned — 10.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	30,860,123	$30,860,123

Total Investments (Identified Cost, $277,413,842) (k)		$318,958,398

Other Assets, Less Liabilities — (10.8)%		(31,096,340)

Net Assets — 100.0%		$287,862,058

See portfolio footnotes and notes to financial statements.

33-EGP

Portfolio of Investments — December 31, 2007

MFS Global Governments Portfolio

Bonds — 81.6%

Issuer	Shares/Par		Value ($)

Foreign Bonds — 59.3%
Belgium — 4.2%
Kingdom of Belgium, 5.5%, 2017	EUR	1,079,000	$1,705,782

Canada — 2.4%
Canada Housing Trust, 4.6%, 2011	CAD	237,000	$243,916
Government of Canada, 4.5%, 2015	CAD	626,000	656,407
Government of Canada, 5.75%, 2033	CAD	65,000	82,831

			$983,154

Denmark — 0.6%
Kingdom of Denmark, 4%, 2015	DKK	1,206,000	$230,536
France — 5.0%
Republic of France, 6%, 2025	EUR	851,000	$1,450,972
Republic of France, 4.75%, 2035	EUR	83,000	566,670

			$2,017,642

Germany — 7.8%
Federal Republic of Germany, 5.25%, 2010	EUR	811,000	$1,218,044
Federal Republic of Germany, 3.75%, 2015	EUR	334,000	473,799
Federal Republic of Germany, 6.25%, 2030	EUR	842,000	1,498,808

			$3,190,651

Italy — 4.0%
Republic of Italy, 4.75%, 2013	EUR	1,080,000	$1,616,137

Japan — 14.6%
Government of Japan, 0.8%, 2010	JPY	33,000,000	$295,763
Government of Japan, 1.5%, 2012	JPY	43,000,000	1,310,596
Government of Japan, 1.3%, 2014	JPY	136,000,000	1,224,779
Government of Japan, 1.7%, 2017	JPY	113,000,000	1,033,900
Government of Japan, 2.1%, 2024	JPY	147,000,000	1,343,440
Government of Japan, 2.2%, 2027	JPY	54,000,000	491,952
Government of Japan, 2.4%, 2037	JPY	27,000,000	244,582

			$5,945,012

Luxembourg — 0.8%
Gazprom International S.A., 7.201%, 2020		$241,103	$246,239
Gazprom International S.A., 6.51%, 2022 (n)		100,000	95,070

			$341,309

Malaysia — 0.9%
Petronas Capital Ltd., 7.875%, 2022		$293,000	$366,412
Mexico — 1.0%
United Mexican States, 5.625%, 2017		$34,000	$34,459

Issuer	Shares/Par		Value ($)

Mexico — continued
United Mexican States, 6.75%, 2034		$322,000	$355,649

			$390,108

Netherlands — 3.7%
Intergas Finance B.V., 6.875%, 2011		$105,000	$101,850
Kingdom of Netherlands, 3.75%, 2014	EUR	976,000	1,388,303

			$1,490,153

Spain — 4.0%
Kingdom of Spain, 5%, 2012	EUR	1,065,000	$1,608,838

Sweden — 0.6%
Kingdom of Sweden, 4.5%, 2015	SEK	1,500,000	$234,990

United Kingdom — 9.7%
United Kingdom Treasury, 9%, 2011	GBP	345,000	$788,397
United Kingdom Treasury, 8%, 2015	GBP	719,000	1,754,201
United Kingdom Treasury, 8%, 2021	GBP	219,000	584,859
United Kingdom Treasury, 4.25%, 2036	GBP	421,000	828,405

			$3,955,862

Total Foreign Bonds			$24,076,586

U.S. Bonds — 22.3%
Asset Backed & Securitized — 4.7%
Bayview Commercial Asset Trust, FRN, 5.158%, 2023 (n)	CAD	150,000	$136,264
Commercial Mortgage Asset Trust, FRN, 0.876%, 2032 (i)(n)		$7,941,659	245,064
Commercial Mortgage Pass-Through Certificates, FRN, 5.217%, 2017 (n)		331,000	329,347
Commercial Mortgage Pass-Through Certificates, FRN, 5.227%, 2017 (n)		500,000	488,429
First Union National Bank Commercial Mortgage Trust, FRN, 0.931%, 2043 (i)(n)		8,506,170	202,774
IMPAC CMB Trust, FRN, 5.215%, 2036		439,121	419,281
Lehman Brothers Floating Rate Commercial Mortgage Trust, FRN, 5.187%, 2018 (n)		87,902	87,766

			$1,908,925

Mortgage Backed — 1.1%
Fannie Mae, 5.37%, 2013		$97,882	$100,845
Fannie Mae, 4.78%, 2015		72,484	72,233
Fannie Mae, 4.856%, 2015		46,421	46,042
Fannie Mae, 5.09%, 2016		59,000	59,574
Fannie Mae, 5.423%, 2016		72,427	74,849
Fannie Mae, 5.05%, 2017		54,000	54,375
Fannie Mae, 5.32%, 2017		43,750	44,725

			$452,643

34-GGP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par	Value ($)

Municipals — 0.6%
Minnesota Public Facilities Authority, Water Pollution Control Rev., “B”, 5%, 2018	$215,000	$238,669

U.S. Government Agencies — 2.1%
Aid-Egypt, 4.45%, 2015	252,000	$250,687
Small Business Administration, 5.09%, 2025	51,694	52,082
Small Business Administration, 5.21%, 2026	550,866	558,161

		$860,930

U.S. Treasury Obligations — 13.8%
U.S. Treasury Bonds, 4.75%, 2017	$1,330,000	$1,404,709
U.S. Treasury Bonds, 8%, 2021	238,000	325,725
U.S. Treasury Bonds, 4.75%, 2037	113,000	118,262
U.S. Treasury Bonds, TIPS, 2.375%, 2025	390,143	409,589
U.S. Treasury Notes, 4%, 2010	888,000	906,037
U.S. Treasury Notes, 4.75%, 2012	192,000	202,380
U.S. Treasury Notes, 4%, 2015 (f)	1,999,000	2,027,268
U.S. Treasury Notes, TIPS, 2%, 2014	205,786	212,554

		$5,606,524

Total U.S. Bonds		$9,067,691

Total Bonds (Identified Cost, $32,454,313)		$33,144,277

Short-Term Obligations — 13.0%
Federal Home Loan Bank, 1.21%, due 1/02/08, at Amortized Cost and Value (y)	$5,307,000	$5,306,779

Repurchase Agreements — 4.5%
Merrill Lynch, 4.5%, dated 12/31/07, due 1/02/08, total to be received $1,822,455 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$1,822,000	$1,822,000

Total Investments (Identified Cost, $39,583,092) (k)		$40,273,056

Other Assets, Less Liabilities — 0.9%		348,506

Net Assets — 100.0%		$40,621,562

35-GGP

Portfolio of Investments — continued

Derivative contracts at 12/31/07

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Japan Government Bonds 10 Yr (Long)	3	$3,673,902	Mar-08	$13,709

Forward Foreign Currency Exchange Contracts at 12/31/07

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
BUY	AUD	111,000	1/16/08	$97,003	$97,377	$374
SELL	CAD	405,546	1/09/08	411,549	410,957	593
BUY	DKK	281,092	2/07/08	55,062	55,145	83
BUY	EUR	394,848	2/05/08 - 2/13/08	572,949	577,645	4,696
SELL	EUR	1,586,104	2/05/08 - 2/13/08	2,327,007	2,320,452	6,555
SELL	GBP	1,242,170	2/05/08 - 2/14/08	2,532,386	2,469,695	62,691
BUY	IDR	560,083,284	1/28/08	59,394	59,565	171
BUY	JPY	725,178,426	1/15/08 - 2/05/08	6,496,634	6,502,720	6,086
SELL	JPY	229,369,056	1/15/08 - 2/06/08	2,097,249	2,058,491	38,758
BUY	MYR	210,653	1/28/08	63,259	63,749	490
SELL	SEK	920,100	1/15/08	145,000	142,382	2,618

						$123,115

Depreciation
BUY	AUD	392,405	1/16/08	$352,427	$344,245	$(8,182)
SELL	AUD	229,058	1/16/08	199,038	200,946	(1,908)
BUY	CAD	194,838	1/09/08	203,311	197,437	(5,874)
SELL	CAD	272,680	1/09/08	268,944	276,318	(7,375)
BUY	CHF	117,682	2/04/08	105,788	104,178	(1,611)
BUY	EUR	4,310,592	1/16/08 - 2/13/08	6,323,586	6,304,525	(19,061)
SELL	EUR	561,001	1/16/08 - 2/13/08	810,622	820,670	(10,048)
BUY	GBP	332,520	2/14/08	668,715	661,089	(7,626)
BUY	JPY	268,490,480	1/15/08 - 2/05/08	2,457,732	2,409,807	(47,925)
SELL	JPY	81,405,339	1/15/08 - 2/05/08	725,766	730,529	(4,763)
BUY	NOK	548,430	2/19/08	101,224	100,867	(356)
BUY	SEK	1,334,549	1/15/08	211,763	206,516	(5,247)

						$(119,976)

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See portfolio footnotes and notes to financial statements.

36-GGP

Portfolio of Investments — December 31, 2007

MFS Massachusetts Investors Growth Stock Portfolio

Common Stocks — 99.0%

Issuer	Shares/Par	Value ($)

Aerospace — 2.8%
Precision Castparts Corp.	25,720	$3,567,364
United Technologies Corp.	111,710	8,550,283

		$12,117,647

Alcoholic Beverages — 1.4%
Diageo PLC	282,650	$6,050,253

Apparel Manufacturers — 2.9%
LVMH Moet Hennessy Louis Vuitton S.A.	59,830	$7,190,991
NIKE, Inc., “B”	83,170	5,342,841

		$12,533,832

Automotive — 0.9%
Bayerische Motoren Werke AG	58,610	$3,619,231

Biotechnology — 4.2%
Amgen, Inc. (a)	42,390	$1,968,592
Celgene Corp. (a)	38,550	1,781,396
Genentech, Inc. (a)	28,820	1,932,957
Genzyme Corp. (a)	125,420	9,336,265
Millipore Corp. (a)(l)	41,200	3,015,016

		$18,034,226

Broadcasting — 2.0%
News Corp., “A”	225,790	$4,626,437
Omnicom Group, Inc.	85,440	4,060,963

		$8,687,400

Brokerage & Asset Managers — 3.6%
Bolsa de Mercadorias & Futuros (a)	16,800	$235,955
Charles Schwab Corp.	221,610	5,662,136
Deutsche Boerse AG	31,550	6,227,368
Franklin Resources, Inc.	6,900	789,567
ICAP PLC	179,360	2,581,519

		$15,496,545

Business Services — 4.5%
Amdocs Ltd. (a)	268,730	$9,263,123
Automatic Data Processing, Inc.	63,690	2,836,116
Fidelity National Information Services, Inc.	45,440	1,889,850
Western Union Co.	211,840	5,143,475

		$19,132,564

Cable TV — 0.9%
Comcast Corp., “A” (a)	212,020	$3,871,485

Computer Software — 6.7%
Citrix Systems, Inc. (a)	73,260	$2,784,613
Microsoft Corp.	357,834	12,738,890
Oracle Corp. (a)	474,690	10,718,500
VeriSign, Inc. (a)	66,140	2,487,525

		$28,729,528

Computer Software — Systems — 4.3%
Apple Computer, Inc. (a)	28,790	$5,702,723
Dell, Inc. (a)	137,520	3,370,615
EMC Corp. (a)	193,250	3,580,923
International Business Machines Corp.	32,660	3,530,546
Network Appliance, Inc. (a)	91,400	2,281,344

		$18,466,151

Issuer	Shares/Par	Value ($)

Consumer Goods & Services — 4.1%
Apollo Group, Inc., “A” (a)	28,440	$1,995,066
Colgate-Palmolive Co.	36,020	2,808,119
eBay, Inc. (a)	97,000	3,219,430
Procter & Gamble Co.	126,981	9,322,945

		$17,345,560

Electrical Equipment — 4.2%
Danaher Corp.	95,400	$8,370,396
General Electric Co.	172,526	6,395,539
W.W. Grainger, Inc.	36,440	3,189,229

		$17,955,164

Electronics — 6.3%
Intel Corp. (a)	314,940	$8,396,300
Intersil Corp., “A”	87,930	2,152,526
KLA-Tencor Corp. (l)	80,520	3,877,843
National Semiconductor Corp.	109,250	2,473,420
Samsung Electronics Co. Ltd., GDR	17,821	5,171,912
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	470,103	4,682,226

		$26,754,227

Energy — Integrated — 2.7%
Exxon Mobil Corp.	72,970	$6,836,559
Hess Corp.	24,350	2,455,941
Marathon Oil Corp.	36,110	2,197,655

		$11,490,155

Food & Beverages — 4.3%
General Mills, Inc.	51,640	$2,943,480
Nestle S.A.	17,774	8,144,289
PepsiCo, Inc.	96,600	7,331,940

		$18,419,709

Food & Drug Stores — 2.1%
CVS Caremark Corp.	167,875	$6,673,031
Walgreen Co.	59,180	2,253,574

		$8,926,605

Gaming & Lodging — 1.8%
International Game Technology	65,370	$2,871,704
Royal Caribbean Cruises Ltd. (l)	108,400	4,600,496

		$7,472,200

General Merchandise — 0.9%
Target Corp.	74,090	$3,704,500

Health Maintenance Organizations — 0.8%
UnitedHealth Group, Inc.	60,440	$3,517,608

Insurance — 1.1%
Aflac, Inc.	77,540	$4,856,330

Internet — 3.1%
Google, Inc., “A” (a)	17,600	$12,170,048
Yahoo!, Inc. (a)	54,270	1,262,320

		$13,432,368

Major Banks — 3.2%
Bank of New York Mellon Corp.	93,374	$4,552,916
State Street Corp.	112,150	9,106,580

		$13,659,496

37-MIGSP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)

Medical & Health Technology & Services — 0.5%
Cardinal Health, Inc.	38,880	$2,245,320

Medical Equipment — 4.7%
Advanced Medical Optics, Inc. (a)(l)	146,540	$3,594,626
C.R. Bard, Inc.	25,800	2,445,840
Medtronic, Inc.	179,030	8,999,838
ResMed, Inc. (a)(l)	70,900	3,724,377
Zimmer Holdings, Inc. (a)	23,470	1,552,541

		$20,317,222

Network & Telecom — 3.5%
Cisco Systems, Inc. (a)	399,457	$10,813,301
Juniper Networks, Inc. (a)	53,940	1,790,808
QUALCOMM, Inc.	61,700	2,427,895

		$15,032,004

Oil Services — 2.9%
Halliburton Co.	119,490	$4,529,866
Noble Corp.	56,710	3,204,682
Schlumberger Ltd.	23,370	2,298,907
Weatherford International Ltd. (a)	37,320	2,560,152

		$12,593,607

Other Banks & Diversified Financials — 2.4%
American Express Co.	106,890	$5,560,418
Moody’s Corp. (l)	48,690	1,738,233
UBS AG	65,447	3,039,320

		$10,337,971

Pharmaceuticals — 8.5%
Allergan, Inc.	71,420	$4,588,021
Bayer AG	34,160	3,114,522
Johnson & Johnson	112,800	7,523,760
Merck KGaA	19,600	2,517,801
Novartis AG, ADR	64,480	3,501,909
Roche Holding AG	50,990	8,783,097
Wyeth	139,070	6,145,503

		$36,174,613

Specialty Chemicals — 1.1%
Praxair, Inc.	54,370	$4,823,163

Specialty Stores—3.1%
CarMax, Inc. (a)(l)	115,630	$2,283,693
Lowe’s Cos., Inc. (l)	92,470	2,091,671
Nordstrom, Inc. (l)	78,210	2,872,653
Staples, Inc.	261,380	6,030,037

		$13,278,054

Telecommunications — Wireless — 1.8%
America Movil S.A.B. de C.V., “L”, ADR	87,050	$5,344,000
Rogers Communications, Inc., “B”	51,710	2,339,878

		$7,683,878

Tobacco—0.6%
Altria Group, Inc.	34,550	$2,611,288

Issuer	Shares/Par	Value ($)

Trucking—1.1%
FedEx Corp.	25,750	$2,296,128
United Parcel Service, Inc., “B”	36,690	2,594,717

		$4,890,845

Total Common Stocks (Identified Cost, $392,083,968)		$424,260,749

Collateral for Securities Loaned — 5.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	24,980,582	$24,980,582

Total Investments (Identified Cost, $417,064,550)		$449,241,331

Other Assets, Less Liabilities — (4.8)%		(20,709,222)

Net Assets — 100.0%		$428,532,109

See portfolio footnotes and notes to financial statements.

38-MIGSP

Portfolio of Investments — December 31, 2007

MFS Mid Cap Growth Portfolio

Common Stocks — 99.3%

Issuer	Shares/Par	Value ($)

Alcoholic Beverages — 0.8%
Molson Coors Brewing Co.	11,510	$594,144

Apparel Manufacturers — 1.8%
Coach, Inc. (a)	23,500	$718,630
Phillips-Van Heusen Corp.	18,400	678,224

		$1,396,854

Automotive — 1.8%
Autoliv, Inc. (l)	8,420	$443,818
BorgWarner Transmission Systems, Inc.	4,710	228,011
Goodyear Tire & Rubber Co. (a)(l)	26,220	739,928

		$1,411,757

Biotechnology — 2.3%
Genzyme Corp. (a)	11,770	$876,159
Invitrogen Corp. (a)	3,150	294,242
Millipore Corp. (a)(l)	8,170	597,881

		$1,768,282

Brokerage & Asset Managers — 2.7%
Affiliated Managers Group, Inc. (a)(l)	5,270	$619,014
CME Group, Inc. (l)	980	672,280
Legg Mason, Inc.	6,610	483,522
TD AMERITRADE Holding Corp. (a)	17,160	344,230

		$2,119,046

Business Services — 2.2%
Amdocs Ltd. (a)	30,690	$1,057,884
Cognizant Technology Solutions Corp., “A” (a)	7,470	253,532
Corporate Executive Board Co. (l)	6,460	388,246

		$1,699,662

Cable TV — 0.8%
EchoStar Communications Corp., “A” (a)(l)	17,650	$665,758

Chemicals — 1.1%
PPG Industries, Inc. (l)	12,340	$866,638

Computer Software — 6.9%
McAfee, Inc. (a)	51,300	$1,923,750
Salesforce.com, Inc. (a)(l)	6,510	408,112
Synopsys, Inc. (a)(l)	47,710	1,237,120
VeriSign, Inc. (a)	47,800	1,797,758

		$5,366,740

Computer Software — Systems — 0.5%
Network Appliance, Inc. (a)	15,210	$379,642

Construction — 0.9%
Sherwin-Williams Co. (l)	11,530	$669,201

Consumer Goods & Services — 5.0%
Apollo Group, Inc., “A” (a)	30,980	$2,173,247
Avon Products, Inc.	9,100	359,723
Estee Lauder Cos., Inc., “A” (l)	7,140	311,375
ITT Educational Services, Inc. (a)(l)	6,430	548,286
Priceline.com, Inc. (a)(l)	4,360	500,790

		$3,893,421

Electrical Equipment — 3.4%
Rockwell Automation, Inc.	26,750	$1,844,680
W.W. Grainger, Inc. (l)	3,790	331,701
WESCO International, Inc. (a)(l)	11,600	459,824

		$2,636,205

Issuer	Shares/Par	Value ($)

Electronics — 7.9%
Amkor Technology, Inc. (a)(l)	36,750	$313,478
Flextronics International Ltd. (a)	114,390	1,379,543
Intersil Corp., “A”	49,140	1,202,947
MEMC Electronic Materials, Inc. (a)	5,370	475,191
National Semiconductor Corp. (l)	32,880	744,403
ON Semiconductor Corp. (a)(l)	126,530	1,123,586
SanDisk Corp. (a)(l)	16,240	538,681
Varian Semiconductor Equipment Associates, Inc. (a)	9,305	344,285

		$6,122,114

Energy — Independent — 1.7%
CONSOL Energy, Inc.	15,270	$1,092,110
Tesoro Corp.	5,150	245,655

		$1,337,765

Energy — Integrated — 3.3%
Hess Corp.	25,160	$2,537,638

Food & Beverages — 0.9%
Pepsi Bottling Group, Inc. (l)	17,210	$679,107

Food & Drug Stores — 1.9%
Kroger Co.	54,140	$1,446,079

Gaming & Lodging — 3.4%
International Game Technology	43,920	$1,929,406
Royal Caribbean Cruises Ltd. (l)	16,820	713,841

		$2,643,247

Health Maintenance Organizations — 2.4%
Humana, Inc. (a)	24,400	$1,837,564

Insurance — 2.3%
Aspen Insurance Holdings Ltd.	15,780	$455,095
Genworth Financial, Inc., “A”	41,980	1,068,391
Max Capital Group Ltd.	8,500	237,915

		$1,761,401

Leisure & Toys — 1.6%
Electronic Arts, Inc. (a)(l)	21,460	$1,253,479

Machinery & Tools — 6.2%
Cummins, Inc.	9,260	$1,179,446
Eaton Corp.	15,540	1,506,603
Kennametal, Inc.	9,440	357,398
Parker Hannifin Corp. (l)	4,290	323,080
Timken Co.	43,850	1,440,473

		$4,807,000

Medical & Health Technology & Services — 3.3%
Express Scripts, Inc. (a)	16,790	$1,225,670
HLTH Corp. (a)(l)	68,040	911,736
Patterson Cos., Inc. (a)(l)	12,890	437,616

		$2,575,022

Medical Equipment — 4.0%
Advanced Medical Optics, Inc. (a)	25,020	$613,741
Cooper Cos., Inc. (l)	5,080	193,040
DENTSPLY International, Inc.	12,000	540,240
St. Jude Medical, Inc. (a)	15,540	631,546
Zimmer Holdings, Inc. (a)	17,720	1,172,178

		$3,150,745

Metals & Mining — 1.2%
Cleveland-Cliffs, Inc. (l)	9,700	$977,760

39-MCGP

Portfolio of Investments — continued

Common Stocks — continued	Short-Term Obligations — 0.0%

Issuer	Shares/Par	Value ($)

Natural Gas — Pipeline — 2.8%
Williams Cos., Inc.	61,820	$2,211,920

Network & Telecom — 1.0%
QLogic Corp. (a)(l)	54,400	$772,480

Oil Services — 7.0%
Cameron International Corp. (a)(l)	29,130	$1,402,027
Noble Corp. (l)	38,290	2,163,768
Pride International, Inc. (a)	14,180	480,702
Smith International, Inc. (l)	8,770	647,665
Transocean, Inc. (a)	5,095	729,349

		$5,423,511

Other Banks & Diversified Financials — 1.1%
Northern Trust Corp. (l)	11,720	$897,518

Personal Computers & Peripherals — 1.5%
Nuance Communications, Inc. (a)(l)	61,200	$1,143,216

Pharmaceuticals — 2.4%
Allergan, Inc.	17,850	$1,146,684
Endo Pharmaceuticals Holdings, Inc. (a)	28,370	756,628

		$1,903,312

Printing & Publishing — 0.6%
Dun & Bradstreet Corp. (l)	5,760	$510,509

Railroad & Shipping — 0.8%
Kirby Corp. (a)	14,050	$653,044

Restaurants — 2.3%
YUM! Brands, Inc.	46,370	$1,774,580

Specialty Chemicals — 1.8%
Praxair, Inc.	15,700	$1,392,747

Specialty Stores — 2.6%
Advance Auto Parts, Inc.	8,960	$340,390
GameStop Corp., “A” (a)(l)	22,390	1,390,643
Ross Stores, Inc. (l)	12,100	309,397

		$2,040,430

Telephone Services — 1.0%
Embarq Corp.	15,710	$778,116

Tobacco — 1.1%
Loews Corp.	9,940	$847,882

Utilities — Electric Power — 3.0%
Constellation Energy Group, Inc.	7,410	$759,747
Mirant Corp. (a)	20,540	800,649
NRG Energy, Inc. (a)(l)	18,260	791,388

		$2,351,784

Total Common Stocks (Identified Cost, $70,285,371)		$77,297,320

Collateral for Securities Loaned — 21.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	17,058,214	$17,058,214

Issuer	Shares/Par	Value ($)

American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$17,000	$16,998

Total Investments (Identified Cost, $87,360,583)		$94,372,532

Other Assets, Less Liabilities — (21.2)%		(16,509,255)

Net Assets — 100.0%		$77,863,277

See portfolio footnotes and notes to financial statements

40-MCGP

Portfolio of Investments — December 31, 2007

MFS Mid Cap Value Portfolio

Common Stocks – 97.0%

Issuer	Shares/Par	Value ($)
Alcoholic Beverages — 0.4%
Molson Coors Brewing Co.	1,630	$84,141

Automotive — 1.4%
Autoliv, Inc.	4,480	$236,141
Goodyear Tire & Rubber Co. (a)	3,170	89,457

		$325,598

Biotechnology — 1.3%
Invitrogen Corp. (a)	3,200	$298,912

Brokerage & Asset Managers — 0.7%
Legg Mason, Inc.	1,370	$100,216
TD AMERITRADE Holding Corp. (a)	2,700	54,162

		$154,378

Business Services — 1.1%
Fidelity National Information Services, Inc.	5,700	$237,063

Cable TV — 0.4%
Liberty Global, Inc., “A” (a)	2,250	$88,178

Chemicals — 2.1%
PPG Industries, Inc.	6,850	$481,076

Computer Software — 2.0%
McAfee, Inc. (a)	8,870	$332,625
Parametric Technology Corp. (a)	6,550	116,918

		$449,543

Construction — 1.7%
Masco Corp.	9,690	$209,401
Sherwin-Williams Co.	3,010	174,700

		$384,101

Electrical Equipment — 2.1%
Rockwell Automation, Inc.	4,400	$303,424
WESCO International, Inc. (a)	4,240	168,074

’		$471,498

Electronics — 1.6%
Intersil Corp., “A”	8,480	$207,590
National Semiconductor Corp.	2,840	64,298
SanDisk Corp. (a)	2,800	92,876

		$364,764

Energy — Integrated — 4.2%
Hess Corp.	9,400	$948,084

Engineering — Construction — 0.7%
Shaw Group, Inc. (a)	2,690	$162,584

Food & Beverages — 2.7%
Dean Foods Co.	6,890	$178,175
Pepsi Bottling Group, Inc.	10,800	426,168

		$604,343

Food & Drug Stores — 1.7%
Kroger Co.	8,690	$232,110
Longs Drug Stores Corp.	3,000	141,000

		$373,110

Furniture & Appliances — 0.8%
Tupperware Brands Corp.	5,160	$170,435

Gaming & Lodging — 2.2%
Pinnacle Entertainment, Inc. (a)	3,010	$70,916
Royal Caribbean Cruises Ltd.	9,730	412,941

		$483,857

Issuer	Shares/Par	Value ($)
General Merchandise — 1.0%
Macy’s, Inc.	9,080	$234,900

Health Maintenance Organizations — 1.4%
CIGNA Corp.	4,740	$254,680
Coventry Health Care, Inc. (a)	1,010	59,843

		$314,523

Insurance — 11.6%
Ace Ltd.	2,650	$163,717
Allied World Assurance Co. Holdings Ltd.	3,560	178,605
Aspen Insurance Holdings Ltd.	12,060	347,810
Employers Holdings, Inc.	1,170	19,551
Endurance Specialty Holdings Ltd.	10,030	418,552
Genworth Financial, Inc., “A”	18,120	461,154
IPC Holdings Ltd.	1,820	52,543
Max Capital Group Ltd.	1,730	48,423
Mercury General Corp.	410	20,422
PartnerRe Ltd.	4,850	400,271
Protective Life Corp.	2,400	98,448
RenaissanceRe Holdings Ltd.	1,130	68,071
W.R. Berkley Corp.	5,120	152,627
XL Capital Ltd., “A”	1,950	98,105
Zenith National Insurance Corp.	1,840	82,303

		$2,610,602

Leisure & Toys — 0.8%
Hasbro, Inc.	6,610	$169,084

Machinery & Tools — 8.2%
Commercial Metals Co.	3,800	$111,910
Cummins, Inc.	1,690	215,255
Eaton Corp.	7,330	710,644
Kennametal, Inc.	2,540	96,164
Timken Co.	16,530	543,011
Trinity Industries, Inc.	5,630	156,289

		$1,833,273

Major Banks — 1.6%
Bank of New York Mellon Corp.	3,320	$161,883
PNC Financial Services Group, Inc.	2,990	196,294

		$358,177

Medical Equipment — 1.4%
Advanced Medical Optics, Inc. (a)	1,550	$38,022
Cooper Cos., Inc.	7,140	271,320

		$309,342

Metals & Mining — 1.9%
Freeport-McMoRan Copper & Gold, Inc.	3,670	$375,955
Olin Corp.	2,240	43,299

		$419,254

Natural Gas — Distribution — 2.0%
Energen Corp.	3,170	$203,609
Questar Corp.	4,710	254,811

		$458,420

Natural Gas — Pipeline — 4.4%
El Paso Corp.	29,370	$506,339
Williams Cos., Inc.	13,120	469,434

		$975,773

Network & Telecom — 1.5%
QLogic Corp. (a)	24,400	$346,480

41-MCVP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)
Other Banks & Diversified Financials — 3.2%
AmeriCredit Corp. (a)	5,010	$64,078
CIT Group, Inc.	2,290	55,029
Countrywide Financial Corp.	9,570	85,556
East West Bancorp, Inc.	2,350	56,941
Marshall & Ilsley Corp.	1,878	49,729
New York Community Bancorp, Inc.	13,080	229,946
Northern Trust Corp.	2,210	169,242

		$710,521

Personal Computers & Peripherals — 0.6%
Western Digital Corp. (a)	4,250	$128,393

Pharmaceuticals — 1.0%
Endo Pharmaceuticals Holdings, Inc. (a)	1,210	$32,271
Medicis Pharmaceutical Corp., “A”	7,430	192,957

		$225,228

Pollution Control — 1.1%
Allied Waste Industries, Inc. (a)	22,320	$245,966

Printing & Publishing — 0.7%
Washington Post Co., “B”	210	$166,200

Real Estate — 5.9%
BRE Properties, Inc., REIT	2,540	$102,946
CBL & Associates Properties, Inc., REIT	5,060	120,985
Equity Residential, REIT	12,120	442,016
Host Hotels & Resorts, Inc., REIT	13,350	227,484
Macerich Co., REIT	1,200	85,272
Mack-Cali Realty Corp., REIT	4,620	157,080
Maguire Properties, Inc., REIT	2,770	81,632
Taubman Centers, Inc., REIT	2,020	99,364

		$1,316,779

Restaurants — 1.6%
Brinker International, Inc.	4,820	$94,279
Darden Restaurants, Inc.	9,160	253,824

		$348,103

Special Products & Services — 0.2%
H.B. Fuller Co.	2,000	$44,900

Specialty Chemicals — 1.5%
Air Products & Chemicals, Inc.	1,510	$148,931
Albemarle Corp.	4,530	186,863

		$335,794

Specialty Stores — 1.3%
Advance Auto Parts, Inc.	5,400	$205,146
RadioShack Corp.	4,710	79,411

		$284,557

Telecommunications — Wireless — 0.8%
NII Holdings, Inc. “B” (a)	3,800	$183,616

Telephone Services — 3.2%
Embarq Corp.	8,680	$429,920
Qwest Communications International, Inc.	42,150	295,472

		$725,392

Tobacco — 2.1%
Loews Corp.	4,820	$411,146
Reynolds American, Inc.	920	60,683

		$471,829

Issuer	Shares/Par	Value ($)
Utilities — Electric Power — 10.9%
American Electric Power Co., Inc.	2,020	$94,051
CMS Energy Corp.	2,570	44,667
Constellation Energy Group, Inc.	4,710	482,916
Edison International	1,100	58,707
FPL Group, Inc.	2,230	151,149
Mirant Corp. (a)	4,670	182,037
NRG Energy, Inc. (a)	12,010	520,507
Pepco Holdings, Inc.	15,680	459,894
PG&E Corp.	10,510	452,876

		$2,446,804

Total Common Stocks (Identified Cost, $20,340,934)		$21,745,575

Short-Term Obligations – 3.2%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$706,000	$705,919

Total Investments (Identified Cost, $21,042,639)		$22,451,494

Other Assets, Less Liabilities — (0.2)%		(41,470)

Net Assets — 100.0%		$22,410,024

See portfolio footnotes and notes to financial statements.

42-MCVP

Portfolio of Investments — December 31, 2007

MFS Money Market Portfolio

Certificates of Deposit - 17.2%

Issuer	Shares/Par	Value ($)

Financial Institutions — 4.0%
Swedbank, 4.88%, NY, due 02/11/08	$21,952,000	$21,952,000

Major Banks — 6.5%
Bank of Scotland PLC, NY, 4.845%, due 02/04/08	$7,965,000	$7,965,000
Barclays Bank PLC, NY, 4.99%, due 01/23/08	21,155,000	21,155,000
BNP Paribas, NY, 4.8%, due 02/13/08	7,178,000	7,178,000

		$36,298,000

Other Banks & Diversified Financials — 6.7%
DEPFA Bank PLC, NY, 5.125%, due 01/23/08	$15,315,000	$15,315,000
Fortis Bank, NY, 4.82%, due 02/07/08	21,700,000	21,700,000

		$37,015,000

Total Certificates of Deposit, at Amortized Cost and Value		$95,265,000

Commercial Paper (y) — 73.9%
Automotive—4.0%
Toyota Motor Credit Corp., 4.68%, due 3/28/08	$22,670,000	$22,413,602

Brokerage & Asset Managers — 12.1%
Goldman Sachs Group, Inc., 4.8%, due 1/31/08	$22,270,000	$22,180,920
Merrill Lynch & Co., Inc., 5.25%, due 1/28/08	8,258,000	8,225,484
Merrill Lynch & Co., Inc., 5%, due 3/20/08	10,013,000	9,903,135
Merrill Lynch & Co., Inc., 4.73%, due 4/15/08	4,205,000	4,146,989
Morgan Stanley, 4.8%, due 6/13/08	22,827,000	22,327,850

		$66,784,378

Financial Institutions — 12.1%
American Express Credit Corp., 4.68%, due 2/08/08	$2,507,000	$2,494,615
American Express Credit Corp., 4.42%, due 3/20/08	20,048,000	19,853,546
Cargill, Inc., 4.75%, due 1/24/08 (t)	4,763,000	4,748,546
Cargill, Inc., 4.74%, due 2/13/08 (t)	6,786,000	6,747,580
Cargill, Inc., 5%, due 2/29/08 (t)	11,101,000	11,010,033
General Electric Capital Corp., 5.17%, due 1/23/08	5,800,000	5,781,675
General Electric Capital Corp., 4.62%, due 2/22/08	11,430,000	11,353,724
General Electric Capital Corp., 4.65%, due 3/27/08	5,340,000	5,280,682

		$67,270,401

Food & Beverages — 5.4%
Archer Daniels Midland Co., 4.5%, due 1/29/08 (t)	$22,457,000	$22,378,401
Hershey Foods Corp., 4.5%, due 1/14/08 (t)	7,510,000	7,497,796

		$29,876,197

Insurance — 4.0%
AIG Funding, Inc., 4.85%, due 2/01/08	$22,219,000	$22,126,205

Issuer	Shares/Par	Value ($)

Machinery & Tools — 5.8%
Caterpillar Financial Services Corp., 4.2%, due 2/07/08	$10,000,000	$9,956,833
Du Pont E.I. de Nemours Co., 4.2%, due 1/11/08 (t)	22,352,000	22,325,923

		$32,282,756

Major Banks — 18.0%
ABN Amro North America Finance, Inc., 5.105%, due 1/10/08	$21,709,000	$21,681,294
BNP Paribas Finance, Inc., 4.663%, due 1/14/08	14,980,000	14,954,776
JPMorgan Chase & Co., 5.03%, due 1/22/08	22,119,000	22,054,099
Natexis Banques Populaires U.S. Finance Co., LLC, 5.07%, due 2/04/08	22,284,000	22,177,297
Societe Generale North America, Inc., 5.155%, due 1/09/08	18,630,000	18,608,658

		$99,476,124

Other Banks & Diversified Financials — 12.5%
Calyon North America, Inc., 5.06%, due 2/06/08	$9,752,000	$9,702,655
Citigroup Funding, Inc., 4.88%, due 2/25/08	16,768,000	16,642,985
Citigroup Funding, Inc., 4.9%, due 3/26/08	5,753,000	5,686,441
Dexia Delaware LLC, 5.22%, due 1/14/08	12,129,000	12,106,137
Dexia Delaware LLC, 4.96%, due 2/19/08	10,000,000	9,932,489
UBS Financial Delaware LLC, 5.33%, due 2/19/08	15,515,000	15,402,442

		$69,473,149

Total Commercial Paper, at Amortized Cost and Value		$409,702,812

Repurchase Agreements – 9.6%
Merrill Lynch & Co., 4.5%, dated 12/31/07, due 1/02/08, total to be received $53,136,281 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$53,123,000	$53,123,000

Total Investments, at Cost and Value		$558,090,812

Other Assets, Less Liabilities — (0.7)%		(3,761,299)

Net Assets — 100.0%		$554,329,513

See portfolio footnotes and notes to financial statements.

43-MCVP

Portfolio of Investments — December 31, 2007

MFS New Discovery Portfolio

Common Stocks - 99.5%

Issuer	Shares/Par	Value ($)

Airlines — 0.5%
Allegiant Travel Co. (a)	49,710	$1,597,679

Alcoholic Beverages — 0.2%
Castle Brands, Inc. (a)(z)	126,100	$279,942
Castle Brands, Inc. (a)(l)	93,470	207,503

		$487,445

Apparel Manufacturers — 0.8%
Quiksilver, Inc. (a)	312,370	$2,680,135

Biotechnology — 2.1%
Millipore Corp. (a)	74,860	$5,478,255
Nanosphere, Inc. (a)	82,340	1,151,937

		$6,630,192

Brokerage & Asset Managers — 0.8%
HFF, Inc., “A” (a)	169,090	$1,308,756
Thomas Weisel Partners Group (a)	80,540	1,105,814

		$2,414,570

Business Services — 5.2%
Constant Contact, Inc. (a)	80,650	$1,733,975
Corporate Executive Board Co. (l)	143,340	8,614,734
CoStar Group, Inc. (a)(l)	50,130	2,368,642
iGate Corp. (a)(l)	213,170	1,805,550
Syntel, Inc. (l)	49,570	1,909,436

		$16,432,337

Chemicals — 0.4%
Nalco Holding Co.	57,500	$1,390,350

Computer Software — 3.1%
ACI Worldwide, Inc. (a)(l)	263,830	$5,023,323
CommVault Systems, Inc. (a)	147,010	3,113,672
Guidance Software, Inc. (a)(l)	121,870	1,698,868

		$9,835,863

Computer Software — Systems — 1.4%
Deltek, Inc. (a)	109,120	$1,661,897
Enernoc, Inc. (a)(l)	18,320	899,512
PROS Holdings, Inc. (a)	97,120	1,905,494

		$4,466,903

Construction — 3.2%
D.R. Horton, Inc.	278,600	$3,669,162
Dayton Superior Corp. (a)(l)	196,630	766,857
M.D.C. Holdings, Inc. (l)	153,490	5,699,084

		$10,135,103

Consumer Goods & Services — 4.4%
Bright Horizons Family Solutions, Inc. (a)	86,180	$2,976,657
Central Garden & Pet Co., “A” (a)(l)	752,240	4,032,006
Knot, Inc. (a)(l)	153,800	2,451,572
NutriSystem, Inc. (a)(l)	82,080	2,214,518
Physicians Formula Holdings, Inc. (a)	187,300	2,225,124

		$13,899,877

Electronics — 7.7%
ARM Holdings PLC	1,968,090	$4,824,776
ATMI, Inc. (a)	122,900	3,963,525
Hittite Microwave Corp. (a)(l)	125,800	6,008,208
Intersil Corp., “A”	127,890	3,130,747
Jabil Circuit, Inc.	185,670	2,835,181
MathStar, Inc. (a)	225,000	146,250

Issuer	Shares/Par	Value ($)

Electronics — continued
PLX Technology, Inc. (a)(l)	131,190	$1,220,067
Volterra Semiconductor Corp. (a)(l)	209,320	2,308,800

		$24,437,554

Energy — Independent — 2.6%
EXCO Resources, Inc. (a)(l)	214,100	$3,314,268
Goodrich Petroleum Corp. (a)(l)	108,640	2,457,437
Kodiak Oil & Gas Corp. (a)	502,520	1,105,544
Sandridge Energy, Inc. (a)	38,990	1,398,181

		$8,275,430

Engineering — Construction — 3.3%
North American Energy Partners, Inc. (a)	335,060	$4,540,063
Quanta Services, Inc. (a)(l)	220,624	5,789,174

		$10,329,237

Food & Beverages — 1.5%
Diamond Foods, Inc.	136,130	$2,917,266
Hain Celestial Group, Inc. (a)(l)	61,350	1,963,200

		$4,880,466

Food & Drug Stores — 0.5%
Susser Holdings Corp. (a)	72,990	$1,496,295

Forest & Paper Products — 1.3%
Universal Forest Products, Inc. (l)	136,190	$4,012,157

Gaming & Lodging — 1.7%
WMS Industries, Inc. (a)(l)	145,165	$5,318,846

General Merchandise — 2.3%
99 Cents Only Stores (a)(l)	420,470	$3,346,941
Stage Stores, Inc.	276,915	4,098,342

		$7,445,283

Internet — 1.8%
Dealertrack Holdings, Inc. (a)	62,280	$2,084,511
TechTarget, Inc. (a)	236,320	3,492,810

		$5,577,321

Leisure & Toys — 2.9%
Take-Two Interactive Software, Inc. (a)(l)	189,770	$3,501,257
THQ, Inc. (a)	201,419	5,678,002

		$9,179,259

Machinery & Tools — 3.5%
Bucyrus International, Inc., “A”	17,480	$1,737,337
Kennametal, Inc.	40,730	1,542,038
Polypore International, Inc. (a)	349,680	6,119,400
Ritchie Bros. Auctioneers, Inc.	20,470	1,692,869

		$11,091,644

Medical & Health Technology & Services — 7.0%
Animal Health International, Inc. (a)	159,340	$1,959,882
Genoptix, Inc. (a)	21,020	645,314
Healthcare Services Group, Inc. (l)	192,775	4,082,975
IDEXX Laboratories, Inc. (a)	95,806	5,617,106
Medassets, Inc. (a)	117,530	2,813,668
MWI Veterinary Supply, Inc. (a)	180,090	7,203,600

		$22,322,545

Medical Equipment — 14.4%
ABIOMED, Inc. (a)(l)	198,340	$3,082,204
Advanced Medical Optics, Inc. (a)(l)	212,780	5,219,493
AngioDynamics, Inc. (a)	146,160	2,782,886

44-NDP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)

Medical Equipment — continued
Aspect Medical Systems, Inc. (a)(l)	284,400	$3,981,600
AtriCure, Inc. (a)	108,560	1,423,222
Conceptus, Inc. (a)(l)	279,760	5,382,582
Cooper Cos., Inc. (l)	78,690	2,990,220
Dexcom, Inc. (a)(l)	150,200	1,326,266
Immucor, Inc. (a)	68,290	2,321,177
Insulet Corp. (a)(l)	93,810	2,202,659
NxStage Medical, Inc. (a)(l)	209,170	3,173,109
ResMed, Inc. (a)(l)	102,460	5,382,224
Somanetics Corp. (a)	79,290	1,875,209
Thoratec Corp. (a)(l)	250,510	4,556,777

		$45,699,628

Metals & Mining — 0.7%
Century Aluminum Co. (a)	43,730	$2,358,796

Network & Telecom — 4.0%
NICE Systems Ltd., ADR (a)	237,190	$8,140,361
Polycom, Inc. (a)	120,290	3,341,656
Sonus Networks, Inc. (a)(l)	182,630	1,064,733

		$12,546,750

Oil Services — 2.4%
Dresser-Rand Group, Inc. (a)	43,020	$1,679,931
Exterran Holdings, Inc. (a)(l)	53,630	4,386,934
Natural Gas Services Group, Inc. (a)	71,570	1,403,488

		$7,470,353

Other Banks & Diversified Financials — 1.3%
New York Community Bancorp, Inc. (l)	112,990	$1,986,364
Signature Bank (a)	63,390	2,139,413

		$4,125,777

Personal Computers & Peripherals — 2.8%
Mellanox Technologies Ltd. (a)	161,640	$2,945,081
Nuance Communications, Inc. (a)	309,995	5,790,707

		$8,735,788

Pharmaceuticals — 1.5%
Cadence Pharmaceuticals, Inc. (a)(l)	85,630	$1,272,462
Medicis Pharmaceutical Corp., “A” (l)	118,060	3,066,018
Synta Pharmaceuticals Corp. (a)(l)	65,280	437,376

		$4,775,856

Pollution Control — 0.2%
Team, Inc. (a)	18,700	$684,046

Printing & Publishing — 1.2%
MSCI, Inc., “A” (a)	95,880	$3,681,792

Restaurants — 5.9%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	202,210	$2,412,365
Panera Bread Co., “A” (a)(l)	172,040	6,162,473
Peet’s Coffee & Tea, Inc. (a)(l)	70,090	2,037,516
Red Robin Gourmet Burgers, Inc. (a)(l)	149,450	4,780,906
Texas Roadhouse, Inc., “A” (a)(l)	307,850	3,404,821

		$18,798,081

Specialty Chemicals — 0.3%
Metabolix, Inc. (a)(l)	40,310	$959,378

Issuer	Shares/Par	Value ($)

Specialty Stores — 5.3%
CarMax, Inc. (a)(l)	162,870	$3,216,682
Citi Trends, Inc. (a)(l)	304,830	4,706,575
Dick’s Sporting Goods, Inc. (a)	40,830	1,133,441
Lumber Liquidators, Inc. (a)	177,750	1,597,973
Monro Muffler Brake, Inc.	115,245	2,246,125
Urban Outfitters, Inc. (a)(l)	137,270	3,741,980

		$16,642,776

Telephone Services — 1.3%
Global Crossing Ltd. (a)(l)	184,300	$4,063,815

Total Common Stocks (Identified Cost, $318,637,931)		$314,879,327

	Strike Price	First Exercise

Warrants — 0.0%
Alcoholic Beverages — 0.0%
Castle Brands, Inc. (Identified Cost, $70,840) (a)(z)	$6.57	5/08/07	50,440	$1,205

Short-Term Obligations — 0.3%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$1,007,000	$1,006,885

Collateral for Securities Loaned — 22.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	72,654,740	$72,654,740

Total Investments (Identified Cost, $392,370,396) (k)		$388,542,157

Other Assets, Less Liabilities — (22.7)%		(71,997,433)

Net Assets — 100.0%		$316,544,724

See portfolio footnotes and notes to financial statements

45-NDP

Portfolio of Investments — December 31, 2007

MFS Research Portfolio

Common Stocks — 99.3%

Issuer	Shares/Par	Value ($)

Aerospace — 2.9%
Lockheed Martin Corp.	38,970	$4,101,982
United Technologies Corp.	59,860	4,581,684

		$8,683,666

Apparel Manufacturers — 1.2%
Coach, Inc. (a)	42,320	$1,294,146
NIKE, Inc., “B”	36,070	2,317,137

		$3,611,283

Biotechnology — 3.3%
Amgen, Inc. (a)	39,520	$1,835,309
Genzyme Corp. (a)	67,060	4,991,946
Millipore Corp. (a)(l)	40,050	2,930,859

		$9,758,114

Broadcasting — 1.7%
News Corp., “A”	92,840	$1,902,292
Omnicom Group, Inc.	30,940	1,470,578
WPP Group PLC	120,160	1,538,373

		$4,911,243

Brokerage & Asset Managers — 3.8%
Affiliated Managers Group, Inc. (a)(l)	21,690	$2,547,707
Goldman Sachs Group, Inc.	12,250	2,634,362
ICAP PLC	143,990	2,072,440
Invesco Ltd. (l)	88,720	2,784,034
TD AMERITRADE Holding Corp. (a)	69,910	1,402,395

		$11,440,938

Business Services — 1.0%
Satyam Computer Services Ltd., ADR (l)	106,880	$2,855,834

Cable TV — 1.0%
Comcast Corp., “Special A” (a)	106,245	$1,925,159
Time Warner Cable, Inc. (a)	34,910	963,516

		$2,888,675

Chemicals — 2.0%
3M Co.	20,590	$1,736,149
PPG Industries, Inc.	58,360	4,098,623

		$5,834,772

Computer Software — 2.5%
Microsoft Corp.	102,990	$3,666,444
Salesforce.com, Inc. (a)(l)	21,930	1,374,792
VeriSign, Inc. (a)	64,650	2,431,487

		$7,472,723

Computer Software — Systems — 2.9%
EMC Corp. (a)	82,050	$1,520,386
International Business Machines Corp.	65,390	7,068,659

		$8,589,045

Conglomerates — 1.3%
Siemens AG	24,920	$3,912,173

Construction — 0.7%
D.R. Horton, Inc.	167,210	$2,202,156

Consumer Goods & Services — 1.4%
Colgate-Palmolive Co.	53,310	$4,156,048

Issuer	Shares/Par	Value ($)

Electrical Equipment — 2.8%
Danaher Corp.	70,110	$6,151,451
Rockwell Automation, Inc.	32,520	2,242,579

		$8,394,030

Electronics — 4.8%
Flextronics International Ltd. (a)	128,530	$1,550,072
Intel Corp.	200,420	5,343,197
Marvell Technology Group Ltd. (a)	97,100	1,357,458
National Semiconductor Corp. (l)	90,100	2,039,864
SanDisk Corp. (a)(l)	36,090	1,197,105
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	275,920	2,748,163

		$14,235,859

Energy — Independent — 3.5%
Apache Corp.	42,050	$4,522,057
CONSOL Energy, Inc.	33,450	2,392,344
Ultra Petroleum Corp. (a)	19,970	1,427,855
XTO Energy, Inc.	37,220	1,911,619

		$10,253,875

Energy — Integrated — 5.5%
Exxon Mobil Corp.	96,460	$9,037,337
Hess Corp.	25,280	2,549,741
Marathon Oil Corp.	41,830	2,545,774
TOTAL S.A., ADR	28,350	2,341,710

		$16,474,562

Engineering — Construction — 0.6%
Fluor Corp.	11,590	$1,688,895

Food & Beverages — 4.0%
Dean Foods Co. (l)	40,070	$1,036,210
General Mills, Inc.	41,730	2,378,610
Nestle S.A.	5,195	2,380,420
PepsiCo, Inc.	80,300	6,094,770

		$11,890,010

Food & Drug Stores — 1.2%
CVS Caremark Corp.	91,990	$3,656,602

Gaming & Lodging — 1.5%
International Game Technology	44,590	$1,958,839
Royal Caribbean Cruises Ltd. (l)	58,810	2,495,896

		$4,454,735

General Merchandise — 0.8%
Macy’s, Inc.	91,900	$2,377,453

Health Maintenance Organizations — 1.1%
WellPoint, Inc. (a)	37,120	$3,256,538

Insurance — 5.7%
Chubb Corp.	46,150	$2,518,867
Genworth Financial, Inc., “A”	104,010	2,647,055
Hartford Financial Services Group, Inc.	28,260	2,463,989
MetLife, Inc.	85,930	5,295,007
Prudential Financial, Inc.	43,180	4,017,467

		$16,942,385

Internet — 2.3%
Google, Inc., “A” (a)	7,660	$5,296,737
Yahoo!, Inc. (a)	68,930	1,603,312

		$6,900,049

46-REP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)

Machinery & Tools — 1.5%
Bucyrus International, Inc., “A”	3,690	$366,749
Eaton Corp.	15,820	1,533,749
GEA Group AG (a)	23,900	825,464
Timken Co.	55,990	1,839,272

		$4,565,234

Major Banks — 8.0%
Bank of America Corp.	102,940	$4,247,304
Bank of New York Mellon Corp.	172,766	8,424,070
JPMorgan Chase & Co.	125,480	5,477,202
State Street Corp.	67,740	5,500,488

		$23,649,064

Medical & Health Technology & Services — 0.6%
DaVita, Inc. (a)	31,160	$1,755,866

Medical Equipment — 3.0%
Boston Scientific Corp. (a)	210,590	$2,449,162
C.R. Bard, Inc.	18,240	1,729,152
ResMed, Inc. (a)(l)	50,220	2,638,057
Zimmer Holdings, Inc. (a)	33,220	2,197,503

		$9,013,874

Metals & Mining — 1.9%
BHP Billiton PLC	97,750	$3,008,225
Cameco Corp.	28,460	1,132,992
United States Steel Corp.	13,580	1,641,958

		$5,783,175

Natural Gas — Distribution — 1.4%
Questar Corp.	28,180	$1,524,538
Sempra Energy	41,370	2,559,976

		$4,084,514

Natural Gas — Pipeline — 0.6%
Williams Cos., Inc.	50,530	$1,807,963

Network & Telecom — 2.2%
Cisco Systems, Inc. (a)	106,790	$2,890,805
Nokia Corp., ADR	54,630	2,097,246
Research In Motion Ltd. (a)	12,917	1,464,788

		$6,452,839

Oil Services — 1.9%
Exterran Holdings, Inc. (a)(l)	15,590	$1,275,262
Halliburton Co.	89,970	3,410,763
Noble Corp.	16,920	956,149

		$5,642,174

Other Banks & Diversified Financials — 0.8%
American Express Co.	48,160	$2,505,283

Pharmaceuticals — 4.0%
Abbott Laboratories	47,790	$2,683,408
Merck & Co., Inc.	100,200	5,822,622
Roche Holding AG	19,010	3,274,498

		$11,780,528

Real Estate — 0.4%
Equity Residential, REIT	34,000	$1,239,980

Specialty Chemicals — 1.2%
Air Products & Chemicals, Inc.	17,850	$1,760,545
Praxair, Inc.	20,180	1,790,168

		$3,550,713

Issuer	Shares/Par	Value ($)

Specialty Stores — 3.1%
CarMax, Inc. (a)(l)	61,200	$1,208,700
Lowe’s Cos., Inc. (l)	87,550	1,980,381
Nordstrom, Inc. (l)	63,590	2,335,661
PetSmart, Inc.	52,510	1,235,560
Staples, Inc.	103,200	2,380,824

		$9,141,126

Telecommunications — Wireless — 0.8%
Rogers Communications, Inc., “B”	51,080	$2,319,863

Telephone Services — 2.6%
AT&T, Inc.	138,980	$5,776,009
Embarq Corp.	16,330	808,825
Qwest Communications International, Inc. (l)	150,470	1,054,795

		$7,639,629

Tobacco — 2.5%
Altria Group, Inc.	99,110	$7,490,734

Utilities — Electric Power — 3.3%
American Electric Power Co., Inc.	52,410	$2,440,210
FPL Group, Inc.	41,820	2,834,560
NRG Energy, Inc. (a)(l)	45,770	1,983,672
PG&E Corp.	58,360	2,514,732

		$9,773,174

Total Common Stocks (Identified Cost, $275,275,493)		$295,037,396

Short-Term Obligations — 0.6%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$1,698,000	$1,697,806

Collateral for Securities Loaned — 8.4%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	24,985,769	$24,985,769

Total Investments (Identified Cost, $301,959,068)		$321,720,971

Other Assets, Less Liabilities — (8.3)%		(24,671,984)

Net Assets — 100.0%		$297,048,987

See portfolio footnotes and notes to financial statements

47-REP

Portfolio of Investments — December 31, 2007

MFS Strategic Income Portfolio

Bonds — 95.4%

Issuer	Shares/Par	Value ($)

Aerospace — 0.4%
Hawker Beechcraft Acquisition Co., 9.75%, 2017 (n)	$115,000	$114,425
TransDigm, Inc., 7.75%, 2014	55,000	55,825
Vought Aircraft Industries, Inc., 8%, 2011	130,000	123,175

		$293,425

Airlines — 0.2%
Continental Airlines, Inc., 7.566%, 2020	$135,112	$131,059

Asset Backed & Securitized — 5.8%
Anthracite Ltd., CDO, 6%, 2037 (z)	$200,000	$139,688
ARCap REIT, Inc., CDO, “H”, 6.1%, 2045 (n)	200,000	80,000
Asset Securitization Corp., FRN, 8.335%, 2029	164,993	180,444
Asset Securitization Corp., FRN, 8.825%, 2029 (z)	185,000	191,938
Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040 (z)	250,000	200,000
Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011 (z)	243,982	241,542
Chase Commercial Mortgage Securities Corp., 6.6%, 2029 (z)	206,533	215,929
Countrywide Asset-Backed Certificates, FRN, 4.575%, 2035	10,786	10,711
Crest Ltd., CDO, 7%, 2040	270,000	215,592
Deutsche Mortgage & Asset Receiving Corp., FRN, 7.5%, 2031	250,000	272,114
DLJ Commercial Mortgage Corp., 6.04%, 2031 (z)	265,000	269,512
Falcon Franchise Loan LLC, 6.5%, 2014 (z)	250,000	171,488
Falcon Franchise Loan LLC, FRN, 3.085%, 2023 (i)(n)	669,590	59,024
Falcon Franchise Loan LLC, FRN, 3.614%, 2025 (i)(z)	718,537	90,227
First Union-Lehman Brothers Bank of America, FRN, 0.478%, 2035 (i)	6,616,332	80,572
First Union-Lehman Brothers Commercial Mortgage Trust, 7%, 2029 (n)	120,970	129,108
GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033 (z)	350,000	354,045
Morgan Stanley Capital I, Inc., FRN, 1.453%, 2039 (i)(n)	2,662,489	99,524
Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013 (z)	411,000	427,742
Salomon Brothers Mortgage Securities, Inc., FRN, 7.072%, 2032 (z)	530,129	587,369

		$4,016,569

Automotive — 1.3%
Allison Transmission, Inc., 11%, 2015 (n)	$165,000	$150,150
Ford Motor Credit Co. LLC, 9.75%, 2010	470,000	448,475
General Motors Corp., 8.375%, 2033	212,000	170,660
Johnson Controls, Inc., 5.25%, 2011	60,000	60,169
TRW Automotive, Inc., 7%, 2014 (n)	60,000	55,200

		$884,654

Broadcasting — 3.5%
Allbritton Communications Co., 7.75%, 2012	$265,000	$262,350
CanWest MediaWorks LP, 9.25%, 2015 (n)	120,000	117,450
Clear Channel Communications, Inc., 5.5%, 2014	145,000	110,524

Issuer	Shares/Par	Value ($)

Broadcasting — continued
Grupo Televisa S.A., 8.5%, 2032	$141,000	$172,495
Intelsat Bermuda Ltd., 11.25%, 2016	175,000	180,688
Intelsat Ltd., FRN, 10.828%, 2013	45,000	46,125
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015	230,000	231,150
ION Media Networks, Inc., FRN, 11.492%, 2013 (n)	225,000	221,344
Lamar Media Corp., 6.625%, 2015	110,000	106,975
Lamar Media Corp., 6.625%, 2015 (n)	70,000	68,075
LBI Media, Inc., 8.5%, 2017 (n)	75,000	72,281
Liberty Media Corp., 5.7%, 2013	131,000	121,360
LIN TV Corp., 6.5%, 2013	165,000	155,306
Local TV Finance LLC, 9.25%, 2015 (n)(p)	120,000	114,600
News America, Inc., 6.4%, 2035	220,000	222,562
Nexstar Broadcasting Group, Inc., 7%, 2014	85,000	79,156
Univision Communications, Inc., 9.75%, 2015 (n)(p)	170,000	154,913

		$2,437,354

Brokerage & Asset Managers — 0.6%
Lehman Brothers Holdings, Inc., 6.5%, 2017	$180,000	$182,134
Merrill Lynch & Co., Inc., 6.4%, 2017	90,000	91,436
Nuveen Investments, Inc., 10.5%, 2015 (z)	160,000	159,400

		$432,970

Building — 1.3%
American Standard Cos., Inc., 7.625%, 2010	$225,000	$236,265
Lafarge S.A., 6.15%, 2011	330,000	339,462
Nortek Holdings, Inc., 8.5%, 2014	120,000	96,000
Owens Corning, Inc., 6.5%, 2016	170,000	156,118
Ply Gem Industries, Inc., 9%, 2012	110,000	85,250

		$913,095

Business Services — 0.3%
SunGard Data Systems, Inc., 10.25%, 2015	$191,000	$195,298

Cable TV — 1.4%
CCH I Holdings LLC, 11%, 2015	$150,000	$122,250
CCO Holdings LLC, 8.75%, 2013	160,000	152,800
CSC Holdings, Inc., 6.75%, 2012	270,000	258,188
Mediacom LLC, 9.5%, 2013	80,000	74,300
TCI Communications, Inc., 9.8%, 2012	245,000	282,987
Videotron Ltee, 6.875%, 2014	70,000	68,513

		$959,038

Chemicals — 1.6%
Innophos, Inc., 8.875%, 2014	$100,000	$99,500
Koppers, Inc., 9.875%, 2013	90,000	94,725
Momentive Performance Materials, Inc., 9.75%, 2014 (n)	135,000	124,200
Mosaic Co., 7.875%, 2016 (n)	180,000	194,400
Nalco Co., 7.75%, 2011	35,000	35,438
Nalco Co., 8.875%, 2013	150,000	156,375
Nalco Finance Holdings, Inc., 0% to 2009, 9% to 2014	115,000	105,800
Yara International A.S.A., 5.25%, 2014 (n)	310,000	300,972

		$1,111,410

48-SIP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par	Value ($)

Computer Software — 0.2%
First Data Corp., 9.875%, 2015 (n)	$115,000	$106,950

Construction — 0.5%
Lennar Corp., 5.125%, 2010	$270,000	$231,686
Pulte Homes, Inc., 7.875%, 2011	80,000	76,965

		$308,651

Consumer Goods & Services — 1.9%
Corrections Corp. of America, 6.25%, 2013	$85,000	$83,725
Fortune Brands, Inc., 5.125%, 2011	244,000	243,505
Jarden Corp., 7.5%, 2017	80,000	68,800
Kar Holdings, Inc., 10%, 2015 (n)	60,000	53,550
Service Corp. International, 6.75%, 2015	30,000	29,625
Service Corp. International, 7%, 2017	135,000	129,263
Service Corp. International, 7.625%, 2018	175,000	175,875
Visant Holding Corp., 8.75%, 2013	94,000	94,470
Western Union Co., 5.4%, 2011	440,000	443,366

		$1,322,179

Containers — 1.6%
Crown Americas LLC, 7.625%, 2013	$75,000	$76,688
Crown Americas LLC, 7.75%, 2015	145,000	149,350
Graham Packaging Co. LP, 9.875%, 2014	80,000	73,600
Greif, Inc., 6.75%, 2017	430,000	420,325
Owens-Brockway Glass Container, Inc., 8.875%, 2009	97,000	97,364
Owens-Brockway Glass Container, Inc., 8.25%, 2013	295,000	306,063

		$1,123,390

Defense Electronics — 0.9%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)	$312,000	$302,960
L-3 Communications Corp., 6.125%, 2014	285,000	279,300

		$582,260

Electronics — 0.4%
Avago Technologies Finance, 11.875%, 2015	$40,000	$42,750
Flextronics International Ltd., 6.25%, 2014	140,000	133,350
Spansion LLC, 11.25%, 2016 (n)	90,000	76,500

		$252,600

Emerging Market Quasi-Sovereign — 2.2%
Gazprom International S.A., 6.51%, 2022 (n)	$230,000	$218,661
Majapahit Holding B.V., 7.25%, 2017 (n)	148,000	141,710
OAO Gazprom, 6.212%, 2016	727,000	705,335
Pemex Project Funding Master Trust, 5.75%, 2018 (n)	167,000	166,583
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	250,000	254,045

		$1,486,334

Emerging Market Sovereign — 4.3%
Federative Republic of Brazil, 8%, 2018	$32,000	$35,808
Gabonese Republic, 8.2%, 2017 (z)	225,000	232,875
Republic of Argentina, 7%, 2013	155,350	133,204

Issuer	Shares/Par	Value ($)

Emerging Market Sovereign — continued
Republic of Argentina, FRN, 5.389%, 2012	$436,250	$387,941
Republic of Colombia, FRN, 6.677%, 2015	282,000	292,575
Republic of El Salvador, 7.65%, 2035	114,000	131,670
Republic of Indonesia, 6.625%, 2037	257,000	244,471
Republic of Panama, 9.375%, 2029	327,000	447,173
Republic of Panama, 6.7%, 2036	91,000	96,005
Republic of Peru, 6.55%, 2037	71,000	74,195
Republic of Philippines, 9.375%, 2017	66,000	81,675
Republic of Turkey, 6.75%, 2018	101,000	103,651
Republic of Uruguay, 8%, 2022	100,000	112,000
United Mexican States, 6.75%, 2034	512,000	565,504

		$2,938,747

Energy—Independent — 2.1%
Chaparral Energy, Inc., 8.875%, 2017 (n)	$115,000	$103,788
Chesapeake Energy Corp., 6.375%, 2015	155,000	149,963
Forest Oil Corp., 7.25%, 2019 (n)	70,000	70,350
Hilcorp Energy I LP, 7.75%, 2015 (n)	45,000	44,213
Hilcorp Energy I LP, 9%, 2016 (n)	135,000	139,725
Mariner Energy, Inc., 8%, 2017	95,000	90,369
Newfield Exploration Co., 6.625%, 2014	130,000	128,700
Nexen, Inc., 6.4%, 2037	280,000	279,530
OPTI Canada, Inc., 8.25%, 2014 (n)	115,000	113,850
Plains Exploration & Production Co., 7%, 2017	210,000	200,813
Quicksilver Resources, Inc., 7.125%, 2016	130,000	127,725

		$1,449,026

Energy — Integrated — 0.2%
TNK-BP Finance S.A., 7.5%, 2016 (n)	$113,000	$109,469

Entertainment — 0.5%
AMC Entertainment, Inc., 11%, 2016	$105,000	$110,513
Time Warner, Inc., 6.5%, 2036	20,000	19,460
Turner Broadcasting System, Inc., 8.375%, 2013	185,000	207,740

		$337,713

Financial Institutions — 2.6%
American Express Centurion Bank, 5.2%, 2010	$250,000	$253,301
Capmark Financial Group, Inc., 6.3%, 2017 (n)	260,000	193,820
CIT Group, Inc., 6.1% to 2017, FRN to 2067	20,000	14,522
Countrywide Financial Corp., 6.25%, 2016	270,000	155,403
General Motors Acceptance Corp., 5.85%, 2009	295,000	282,119
General Motors Acceptance Corp., 6.875%, 2011	89,000	76,139
ILFC E-Capital Trust I, FRN, 5.9% to 2010, FRN to 2065 (n)	300,000	296,173
ORIX Corp., 5.48%, 2011	380,000	379,988
Residential Capital LLC, 7.625%, 2008	125,000	99,375
Residential Capital LLC, 8%, 2012	15,000	9,225

		$1,760,065

49-SIP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par		Value ($)

Food & Beverages — 1.1%
B&G Foods, Inc., 8%, 2011		$80,000	$78,400
Del Monte Corp., 6.75%, 2015		90,000	85,050
Michael Foods, Inc., 8%, 2013		110,000	108,900
Miller Brewing Co., 5.5%, 2013 (n)		330,000	334,388
Tyson Foods, Inc., 6.85%, 2016		170,000	174,446

			$781,184

Food & Drug Stores — 0.2%
CVS Caremark Corp., 5.75%, 2017		$160,000	$161,030

Forest & Paper Products — 1.3%
Buckeye Technologies, Inc., 8%, 2010		$26,000	$25,740
Buckeye Technologies, Inc., 8.5%, 2013		255,000	259,463
Catalyst Paper Corp., 8.625%, 2011		40,000	33,200
Jefferson Smurfit Corp., 8.25%, 2012		79,000	77,815
JSG Funding PLC, 7.75%, 2015	EUR	130,000	181,514
Millar Western Forest Products Ltd., 7.75%, 2013		$125,000	93,125
NewPage Holdings Corp., 10%, 2012 (z)		80,000	80,400
Stora Enso Oyj, 6.404%, 2016 (n)		160,000	157,664

			$908,921

Gaming & Lodging — 2.6%
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (n)		$100,000	$86,750
Harrah’s Operating Co., Inc., 5.375%, 2013		25,000	19,000
Harrah’s Operating Co., Inc., 5.75%, 2017		315,000	213,413
Isle of Capri Casinos, Inc., 7%, 2014		145,000	118,900
MGM Mirage, Inc., 8.375%, 2011		350,000	357,875
MGM Mirage, Inc., 6.75%, 2013		90,000	87,300
MGM Mirage, Inc., 7.5%, 2016		195,000	193,050
Scientific Games Corp., 6.25%, 2012		185,000	176,675
Station Casinos, Inc., 6.5%, 2014		215,000	161,250
Station Casinos, Inc., 6.875%, 2016		30,000	21,900
Tropicana Entertainment LLC, 9.625%, 2014		85,000	53,975
Wyndham Worldwide Corp., 6%, 2016		90,000	85,356
Wynn Las Vegas LLC, 6.625%, 2014		205,000	201,413

			$1,776,857

Industrial — 0.8%
Blount, Inc., 8.875%, 2012		$165,000	$165,413
JohnsonDiversey Holdings, Inc., “B”, 9.625%, 2012		200,000	204,500
Steelcase, Inc., 6.5%, 2011		146,000	153,033
Wesco Distribution, Inc., 7.5%, 2017		30,000	27,900

			$550,846

Insurance — 1.5%
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	248,000	$348,643
American International Group, Inc., 6.25%, 2037		$240,000	214,661
ING Groep N.V., 5.775% to 2015, FRN to 2049		520,000	480,738

			$1,044,042

Issuer	Shares/Par		Value ($)

Insurance — Health — 0.1%
Centene Corp., 7.25%, 2014		$90,000	$87,750

Insurance — Property & Casualty — 0.9%
AXIS Capital Holdings Ltd., 5.75%, 2014		$375,000	$367,584
Chubb Corp., 6.375% to 2017, FRN to 2037		150,000	146,312
USI Holdings Corp., 9.75%, 2015 (n)		100,000	80,500

			$594,396

International Market Quasi-Sovereign — 4.4%
Canada Housing Trust, 4.6%, 2011	CAD	64,000	$65,868
Development Bank of Japan, 1.75%, 2010	JPY	30,000,000	274,604
Development Bank of Japan, 1.4%, 2012	JPY	44,000,000	400,596
Development Bank of Japan, 1.05%, 2023	JPY	53,000,000	419,872
Development Bank of Japan, 2.3%, 2026	JPY	10,000,000	92,171
Eksportfinans A.S.A., 1.6%, 2014	JPY	26,000,000	237,407
Japan Finance Corp. for Municipal Enterprises, 2%, 2016	JPY	70,000,000	657,239
KfW Bankengruppe, 1.35%, 2014	JPY	70,000,000	633,563
KfW Bankengruppe, 2.05%, 2026	JPY	26,000,000	229,969

			$3,011,289

International Market Sovereign — 9.4%
Federal Republic of Germany, 5.25%, 2010	EUR	318,000	$477,606
Federal Republic of Germany, 3.75%, 2015	EUR	79,000	112,066
Federal Republic of Germany, 6.25%, 2030	EUR	191,000	339,991
Government of Canada, 5.5%, 2009	CAD	136,000	141,016
Government of Canada, 4.5%, 2015	CAD	109,000	114,295
Government of Canada, 5.75%, 2033	CAD	38,000	48,425
Kingdom of Belgium, 5.5%, 2017	EUR	142,000	224,487
Kingdom of Denmark, 4%, 2015	DKK	648,000	123,870
Kingdom of Netherlands, 3.75%, 2009	EUR	752,000	1,094,249
Kingdom of Netherlands, 3.75%, 2014	EUR	68,000	96,726
Kingdom of Spain, 5.35%, 2011	EUR	464,000	706,057
Kingdom of Sweden, 4.5%, 2015	SEK	410,000	64,230
Republic of Austria, 4.65%, 2018	EUR	334,000	497,255
Republic of France, 4.75%, 2012	EUR	98,000	146,690
Republic of France, 5%, 2016	EUR	168,000	256,882
Republic of France, 6%, 2025	EUR	85,000	144,927
Republic of France, 4.75%, 2035	EUR	365,000	540,038
Republic of Ireland, 4.6%, 2016	EUR	344,000	511,093
United Kingdom Treasury, 8%, 2015	GBP	171,000	417,202
United Kingdom Treasury, 8%, 2021	GBP	52,000	138,871
United Kingdom Treasury, 4.25%, 2036	GBP	131,000	257,770

			$6,453,746

50-SIP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par	Value ($)

Machinery & Tools — 0.7%
Atlas Copco AB, 5.6%, 2017 (n)	$350,000	$350,128
Case New Holland, Inc., 7.125%, 2014	125,000	124,688

		$474,816

Major Banks — 2.1%
BAC Capital Trust XIV, 5.63% to 2012, FRN to 2049	$460,000	$408,209
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)	232,000	211,149
BNP Paribas, 7.195% to 2037, FRN to 2049 (n)	100,000	98,591
Royal Bank of Scotland Group PLC, 9.118%, 2049	207,000	221,293
UniCredito Italiano Capital Trust II, 9.2% to 2010, FRN to 2049 (n)	290,000	316,032
Wachovia Capital Trust III, 5.8% to 2011, FRN to 2042	230,000	205,517

		$1,460,791

Medical & Health Technology & Services — 3.8%
Cardinal Health, Inc., 6.3%, 2016 (n)	$201,000	$206,011
Community Health Systems, Inc., 8.875%, 2015	210,000	213,938
Cooper Cos., Inc., 7.125%, 2015	195,000	189,638
DaVita, Inc., 6.625%, 2013	65,000	64,675
DaVita, Inc., 7.25%, 2015	285,000	285,713
HCA, Inc., 6.375%, 2015	225,000	190,125
HCA, Inc., 9.25%, 2016	345,000	362,250
HealthSouth Corp., 10.75%, 2016	45,000	47,025
Hospira, Inc., 5.55%, 2012	110,000	111,856
Hospira, Inc., 6.05%, 2017	100,000	100,480
LVB Acquisition Merger Sub, Inc., 10%, 2017 (n)	130,000	132,600
LVB Acquisition Merger Sub, Inc., 11.625%, 2017 (n)	55,000	54,175
McKesson Corp., 5.7%, 2017	90,000	89,486
Owens & Minor, Inc., 6.35%, 2016	170,000	173,486
Psychiatric Solutions, Inc., 7.75%, 2015	135,000	134,663
U.S. Oncology, Inc., 10.75%, 2014	120,000	118,500
Universal Hospital Services, Inc., 8.5%, 2015 (p)	75,000	75,750
Universal Hospital Services, Inc., FRN, 8.287%, 2015	20,000	20,000
VWR Funding, Inc., 10.25%, 2015 (n)	65,000	61,913

		$2,632,284

Metals & Mining — 2.0%
Arch Western Finance LLC, 6.75%, 2013	$95,000	$92,150
FMG Finance Ltd., 10.625%, 2016 (n)	185,000	211,825
Foundation PA Coal Co., 7.25%, 2014	60,000	59,250
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 2015	60,000	63,600
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 2017	255,000	273,488
Freeport-McMoRan Copper & Gold, Inc., FRN, 8.394%, 2015	55,000	55,825
GTL Trade Finance, Inc., 7.25%, 2017 (z)	34,000	34,508
Peabody Energy Corp., 7.375%, 2016	40,000	41,000
Peabody Energy Corp., “B”, 6.875%, 2013	210,000	211,050
PNA Group, Inc., 10.75%, 2016	95,000	89,300

Issuer	Shares/Par	Value ($)

Metals & Mining — continued
Ryerson, Inc., 12%, 2015 (n)	$50,000	$49,375
Vale Overseas Ltd., 6.25%, 2017	210,000	210,652

		$1,392,023

Mortgage Backed — 4.5%
Fannie Mae, 5.5%, 2019 — 2035	$2,067,951	$2,077,148
Fannie Mae, 6.5%, 2032	240,721	248,859
Fannie Mae, 6%, 2034	778,271	791,883

		$3,117,890

Natural Gas — Distribution — 0.3%
AmeriGas Partners LP, 7.125%, 2016	$135,000	$130,950
Inergy LP, 6.875%, 2014	85,000	82,663

		$213,613

Natural Gas — Pipeline — 3.3%
Atlas Pipeline Partners LP, 8.125%, 2015	$130,000	$128,700
CenterPoint Energy Resources Corp., 7.875%, 2013	448,000	491,898
Deutsche Bank (El Paso Performance-Linked Trust, CLN), 7.75%, 2011 (n)	240,000	246,295
El Paso Corp., 7.75%, 2032	75,000	76,131
Kinder Morgan Energy Partners LP, 6%, 2017	200,000	199,989
Kinder Morgan Finance, 5.35%, 2011	362,000	357,803
Knight Energy, Inc., 7.25%, 2028	70,000	65,692
Spectra Energy Capital LLC, 8%, 2019	164,000	188,934
Williams Cos., Inc., 7.125%, 2011	280,000	295,750
Williams Cos., Inc., 8.75%, 2032	125,000	152,813
Williams Partners LP, 7.25%, 2017	95,000	97,850

		$2,301,855

Network & Telecom — 2.5%
AT&T, Inc., 6.3%, 2038	$230,000	$233,678
Cincinnati Bell, Inc., 8.375%, 2014	120,000	117,000
Citizens Communications Co., 9.25%, 2011	322,000	348,565
Citizens Communications Co., 9%, 2031	155,000	154,613
Deutsche Telekom International Finance B.V., 8%, 2010	137,000	146,260
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)	115,000	117,875
Qwest Corp., 8.875%, 2012	70,000	74,900
Qwest Corp., 7.5%, 2014	140,000	142,100
Telecom Italia Capital, 4.875%, 2010	60,000	59,687
Telefonica Europe B.V., 7.75%, 2010	260,000	278,292
Time Warner Telecom Holdings, Inc., 9.25%, 2014	55,000	56,238

		$1,729,208

Oil Services — 0.4%
Basic Energy Services, Inc., 7.125%, 2016	$150,000	$141,000
Compagnie Generale de Geophysique — Veritas, 7.75%, 2017	50,000	50,500
Weatherford International, Inc., 6.35%, 2017 (n)	80,000	82,692

		$274,192

Oils — 0.5%
Premcor Refining Group, Inc., 7.5%, 2015	$310,000	$321,058

51-SIP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par	Value ($)

Other Banks & Diversified Financials — 2.2%
Alfa Diversified Payment Rights Finance Co., FRN, 6.89%, 2011 (n)	$200,000	$192,760
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)	102,000	103,530
Banco Mercantil del Norte S.A., 5.875% to 2009, FRN to 2014 (n)	248,000	245,396
Bosphorus Financial Services Ltd., FRN, 6.668%, 2012 (z)	200,000	198,046
Mizuho Capital Investment 1 Ltd., 6.686% to 2016, FRN to 2049 (n)	160,000	149,701
Resona Bank Ltd., 5.85% to 2016, FRN to 2049 (n)	100,000	92,965
UBS Preferred Funding Trust V, 6.243% to 2016, FRN to 2049	270,000	259,972
UFJ Finance Aruba AEC, 6.75%, 2013	159,000	172,733
VTB Capital S.A., 6.609%, 2012 (z)	101,000	99,132

		$1,514,235

Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance LLC, 5.55%, 2016	$87,000	$85,972

Precious Metals & Minerals — 0.7%
Alrosa Finance S.A., 8.875%, 2014	$432,000	$464,577

Printing & Publishing — 1.8%
American Media Operations, Inc., 10.25%, 2009	$105,000	$89,644
Dex Media West LLC, 9.875%, 2013	283,000	294,320
Idearc, Inc., 8%, 2016	465,000	426,638
Nielsen Finance LLC, 10%, 2014	75,000	76,688
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	280,000	196,700
R.H. Donnelley Corp., 8.875%, 2016	140,000	130,900

		$1,214,890

Railroad & Shipping — 0.1%
Panama Canal Railway Co., 7%, 2026 (n)	$100,000	$97,000

Real Estate — 0.8%
ERP Operating LP, REIT, 5.75%, 2017	$150,000	$142,838
Simon Property Group LP, REIT, 6.1%, 2016	430,000	424,995

		$567,833

Restaurants — 0.7%
McDonald’s Corp., 5.8%, 2017	$470,000	$486,627

Retailers — 0.8%
Couche-Tard, Inc., 7.5%, 2013	$165,000	$164,588
Limited Brands, Inc., 5.25%, 2014	221,000	198,364
Rite Aid Corp., 7.5%, 2017	85,000	74,906
Rite Aid Corp., 9.5%, 2017	25,000	20,688
Target Corp., 6.5%, 2037	100,000	100,510

		$559,056

Specialty Stores — 0.2%
Michaels Stores, Inc., 10%, 2014	$80,000	$76,000
Payless ShoeSource, Inc., 8.25%, 2013	85,000	79,900

		$155,900

Supermarkets — 0.5%
Safeway, Inc., 4.95%, 2010	$112,000	$112,588
Safeway, Inc., 6.5%, 2011	160,000	167,387
SUPERVALU, Inc., 7.5%, 2014	90,000	92,250

		$372,225

Issuer	Shares/Par	Value ($)

Supranational — 0.5%
Central American Bank, 4.875%, 2012 (n)	$305,000	$306,390

Telecommunications — Wireless — 1.9%
Alltel Corp., 7%, 2012	$109,000	$94,013
American Tower Corp., 7%, 2017 (n)	50,000	50,250
Centennial Communications Corp., 10.125%, 2013	105,000	110,250
MetroPCS Communications Wireless, Inc., 9.25%, 2014	80,000	75,200
Nextel Communications, Inc., 5.95%, 2014	380,000	357,188
OJSC Vimpel-Communications, 8.25%, 2016	198,000	198,000
Rogers Cable, Inc., 5.5%, 2014	164,000	161,588
Vodafone Group PLC, 5.375%, 2015	270,000	266,263

		$1,312,752

Tobacco — 0.8%
Reynolds American, Inc., 6.75%, 2017	$520,000	$535,600

Transportation — 0.2%
IIRSA Norte Finance Ltd., 8.75%, 2024 (p)	$132,919	$150,531

Transportation — Services — 0.2%
Hertz Corp., 8.875%, 2014	$135,000	$136,856

U.S. Government Agencies — 2.5%
Small Business Administration, 4.34%, 2024	$312,641	$300,008
Small Business Administration, 4.77%, 2024	242,811	241,622
Small Business Administration, 5.18%, 2024	453,271	459,462
Small Business Administration, 4.625%, 2025	185,094	182,314
Small Business Administration, 4.86%, 2025	329,175	328,981
Small Business Administration, 5.11%, 2025	169,638	171,212

		$1,683,599

U.S. Treasury Obligations — 0.6%
U.S. Treasury Bonds, 5.375%, 2031 (f)	$96,000	$108,158
U.S. Treasury Bonds, 4.5%, 2036	32,000	32,163
U.S. Treasury Notes, 4.5%, 2015	90,000	93,776
U.S. Treasury Notes, TIPS, 0.875%, 2010	189,683	189,046

		$423,143

Utilities — Electric Power — 4.4%
AES Corp., 9.375%, 2010	$260,000	$273,000
Beaver Valley Funding Corp., 9%, 2017	416,000	468,632
Dynegy Holdings, Inc., 7.5%, 2015	70,000	65,450
Edison Mission Energy, 7%, 2017	340,000	334,050
Empresa Nacional de Electricidad S.A., 8.35%, 2013	17,000	19,260
Enersis S.A., 7.375%, 2014	363,000	388,616
FirstEnergy Corp., 6.45%, 2011	207,000	213,752
HQI Transelec Chile S.A., 7.875%, 2011	290,000	313,095
Intergen N.V., 9%, 2017 (n)	65,000	68,413
ISA Capital do Brasil S.A., 7.875%, 2012 (n)	100,000	102,000

52-SIP

Portfolio of Investments — continued

Bonds — continued

Issuer	Shares/Par	Value ($)

Utilities — Electric Power — continued
ISA Capital do Brasil S.A., 8.8%, 2017 (n)	$134,000	$138,020
Mirant North American LLC, 7.375%, 2013	145,000	145,363
NRG Energy, Inc., 7.375%, 2016	285,000	277,875
Reliant Energy, Inc., 7.875%, 2017	175,000	173,222
Sierra Pacific Resources, 8.625%, 2014	60,000	64,112

		$3,044,860

Utilities — Gas — 0.2%
TGI International Ltd., 9.5%, 2017 (n)	$103,000	$107,635

Total Bonds (Identified Cost, $65,831,446)		$65,659,728

Preferred Stocks — 0.0%
Real Estate — 0.0%
HRPT Properties Trust, “B”, REIT, 8.75% (Identified Cost, $9,955)	364	$9,085

Floating Rate Loans (g)(r) — 2.0%
Aerospace — 0.1%
Hawker Beechcraft Acquisition Co., Letter of Credit, 6.93%, 2014	$3,152	$2,989
Hawker Beechcraft Acquisition Co., Term Loan, 6.83%, 2014	76,871	72,899

		$75,888

Automotive — 0.3%
Allison Transmission, Inc., Term Loan B, 7.96%, 2014	$43,145	$40,244
Goodyear Tire & Rubber Co., Second Lien Term Loan, 6.43%, 2014	161,908	151,536

		$191,780

Broadcasting — 0.3%
Gray Television, Inc., Term Loan, 6.73%, 2014	$49,478	$45,952
Univision Communications, Inc., Term Loan B, 7.21%, 2014 (o)	155,362	141,419

		$187,371

Building — 0.1%
Building Materials Corp. of America, Second Lien Term Loan, 10.69%, 2014 (o)	$48,702	$35,126

Cable TV — 0.4%
Charter Communications Operating LLC, Term Loan, 7.36%, 2013	$72,725	$67,882
CSC Holdings, Inc., Incremental Term Loan, 6.9%, 2013	94,310	89,015
Mediacom Illinois LLC, Term Loan A, 6.53%, 2011	85,337	79,150

		$236,047

Chemicals — 0.1%
Celanese AG, Dollar, Term Loan, 6.98%, 2014	$86,745	$83,570

Computer Software — 0.1%
First Data Corp., Term Loan B-1, 7.63%, 2014	$53,335	$50,572

Issuer	Shares/Par	Value ($)

Food & Beverages — 0.1%
Dean Foods Co., Term Loan B, 6.58%, 2014	$69,626	$65,622

Medical & Health Technology & Services — 0.2%
Advanced Medical Optics, Inc., Term Loan, 6.66%, 2014	$50,123	$46,740
Community Health Systems, Inc., Term Loan B, 7.33%, 2014	56,687	54,504
HCA, Inc., Term Loan B, 7.08%, 2013	45,260	43,559

		$144,803

Natural Gas — Pipeline — 0.0%
Kinder Morgan, Term Loan, 6.35%, 2014	$23,866	$23,698

Pollution Control — 0.1%
Allied Waste North America, Inc., Term Loan, 6.59%, 2012	$59,244	$56,595
Allied Waste North America, Inc., Term Loan A, Credit Linked Deposit, 6.62%, 2012	37,551	35,872

		$92,467

Retailers — 0.1%
Neiman-Marcus Group, Inc., Term Loan, 0%, 2013 (o)	$84,459	$81,113

Specialty Stores — 0.1%
Michaels Stores, Inc., Term Loan B, 7.61%, 2013	$97,196	$89,123

Total Floating Rate Loans (Identified Cost, $1,418,756)		$1,357,180

Short-Term Obligations — 1.4%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$967,000	$966,889

Total Investments (Identified Cost, $68,227,046) (k)		$67,992,882

Other Assets, Less Liabilities — 1.2%		820,801

Net Assets — 100.0%		$68,813,683

53-SIP

Portfolio of Investments — continued

Derivative contracts at 12/31/07

Futures contracts outstanding at 12/31/07

Description	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
U.S. Treasury Note 5 yr (Long)	4	$441,125	Mar-08	$1,970
U.S. Treasury Note 10 yr (Short)	14	1,587,469	Mar-08	(1,799)
U.S. Treasury Note 30 yr (Short)	9	1,047,375	Mar-08	5,383

				$5,554

Forward Foreign Currency Exchange Contracts at 12/31/07

	Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
	SELL	CAD	347,927	1/09/08	$370,647	$352,568	$18,079
	BUY	EUR	337,505	2/13/08	487,165	493,768	6,603
	SELL	EUR	1,397,801	1/16/08-2/13/08	2,049,931	2,044,392	5,539
	SELL	GBP	384,268	2/14/08	774,976	763,968	11,008
	BUY	PLN	323,444	1/31/08	130,500	131,431	931
	SELL	SEK	418,093	1/15/08	66,378	64,698	1,680

							$43,840

Depreciation
	BUY	AUD	118,367	1/14/08	$109,554	$103,851	$(5,703)
	SELL	DKK	651,234	2/07/08	127,567	127,760	(193)
	SELL	JPY	44,798,225	1/15/08-2/05/08	401,371	401,845	(474)
	BUY	MXN	764,636	1/18/08	70,430	69,972	(458)

							$(6,828)

Swap Agreements at 12/31/07

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Credit Default Swaps
6/20/09	USD	100,000	JPMorgan Chase Bank	4.1% (fixed rate)	(1)	$(6,647)
9/20/10	USD	270,000	Merrill Lynch International	(2)	0.68% (fixed rate)	37,542
9/20/12	USD	290,000	JPMorgan Chase Bank	0.36% (fixed rate)	(3)	(56))

						$30,839

(1)	Fund to pay notional amount upon a defined credit event by Abitibi Consolidated, 8.375%, 4/01/15.
(2)	Fund to receive notional amount upon a defined credit event by Lennar Corp., 5.95%, 3/01/13.
(3)	Fund to pay notional amount upon a defined credit event by FNMA., 5.5%, 6/09/33.

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

Unfunded Loan Commitments

As of December 31, 2007, the portfolio had the following unfunded loan commitments of $8,245, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc., Term Loan Delayed Draw 2014	$2,851	$(110)
Univision Communications, Inc., Term Loan Delayed Draw 2014	5,394	(65)

	$8,245	$(175)

At December 31, 2007, the fund had sufficient cash and/or other liquid securities to cover any commitments under these contracts.

See portfolio footnotes and notes to financial statements.

54-SIP

Portfolio of Investments — December 31, 2007

MFS Strategic Value Portfolio

Common Stocks — 99.1%

Issuer	Shares/Par	Value ($)

Aerospace — 1.0%
Lockheed Martin Corp.	690	$72,629

Alcoholic Beverages—1.0%
Diageo PLC	3,380	$72,350

Automotive — 2.6%
Bayerische Motoren Werke AG	1,260	$77,806
Harley-Davidson, Inc.	2,420	113,038

		$190,844

Biotechnology — 2.0%
Amgen, Inc. (a)	3,140	$145,822

Broadcasting — 1.3%
E.W. Scripps Co., “A”	2,150	$96,771

Brokerage & Asset Managers — 4.7%
Bear Stearns Cos., Inc.	1,240	$109,430
E*TRADE Financial Corp. (a)	18,560	65,888
Legg Mason, Inc.	1,550	113,382
Lehman Brothers Holdings, Inc.	890	58,242

		$346,942

Business Services — 1.5%
Fidelity National Information Services, Inc.	2,640	$109,798

Computer Software — Systems — 1.1%
International Business Machines Corp.	740	$79,994

Construction — 2.6%
D.R. Horton, Inc.	11,130	$146,582
Masco Corp.	2,100	45,381

		$191,963

Electrical Equipment — 1.5%
WESCO International, Inc. (a)	2,800	$110,992

Electronics—2.7%
Flextronics International Ltd. (a)	9,990	$120,479
Samsung Electronics Co. Ltd., GDR	253	73,424

		$193,903

Energy — Independent — 5.2%
Anadarko Petroleum Corp.	1,990	$130,723
Apache Corp.	760	81,730
CONSOL Energy, Inc.	630	45,058
Devon Energy Corp.	1,340	119,139

		$376,650

Energy — Integrated — 6.0%
Exxon Mobil Corp.	810	$75,889
Hess Corp.	1,090	109,937
Marathon Oil Corp.	1,900	115,634
TOTAL S.A., ADR	1,660	137,116

		$438,576

Food & Beverages — 2.6%
General Mills, Inc.	2,050	$116,850
Nestle S.A.	155	71,023

		$187,873

Food & Drug Stores — 1.0%
Safeway, Inc.	2,230	$76,288

Forest & Paper Products — 0.7%
AbitibiBowater, Inc.	2,395	$49,361

Issuer	Shares/Par	Value ($)

Furniture & Appliances — 2.5%
Jarden Corp. (a)	4,410	$104,120
Whirlpool Corp.	920	75,100

		$179,220

Gaming & Lodging — 1.7%
Royal Caribbean Cruises Ltd.	2,980	$126,471

General Merchandise — 1.9%
Macy’s, Inc.	5,300	$137,111

Health Maintenance Organizations — 1.1%
WellPoint, Inc. (a)	910	$79,834

Insurance — 14.5%
Allstate Corp.	2,270	$118,562
Ambac Financial Group, Inc.	2,600	67,002
American International Group, Inc.	1,620	94,446
Conseco, Inc. (a)	12,680	159,261
Genworth Financial, Inc., “A”	7,690	195,711
Hartford Financial Services Group, Inc.	850	74,112
Max Capital Group Ltd.	4,150	116,159
MBIA, Inc.	2,060	38,378
Travelers Cos., Inc.	3,720	200,136

		$1,063,767

Leisure & Toys — 1.1%
Polaris Industries, Inc.	1,690	$80,731

Machinery & Tools — 2.7%
Kennametal, Inc.	2,000	$75,720
Timken Co.	3,680	120,888

		$196,608

Major Banks — 5.3%
Bank of America Corp.	2,686	$110,824
Bank of New York Mellon Corp.	2,129	103,810
Huntington Bancshares, Inc.	4,310	63,616
JPMorgan Chase & Co.	2,570	112,181

		$390,431

Medical & Health Technology & Services — 1.4%
DaVita, Inc. (a)	1,250	$70,437
Omnicare, Inc.	1,550	35,355

		$105,792

Medical Equipment—5.1%
Advanced Medical Optics, Inc. (a)	3,130	$76,779
Boston Scientific Corp. (a)	12,410	144,328
Cooper Cos., Inc.	1,380	52,440
Pall Corp.	2,470	99,590

		$373,137

Metals & Mining — 2.1%
Allegheny Technologies, Inc.	830	$71,712
Century Aluminum Co. (a)	1,470	79,292

		$151,004

Natural Gas — Distribution — 1.0%
Sempra Energy	1,220	$75,494

Natural Gas — Pipeline — 1.6%
Williams Cos., Inc.	3,270	$117,001

Network & Telecom — 0.7%
Nortel Networks Corp. (a)	3,508	$52,936

55-SVP

Portfolio of Investments — continued

Common Stocks — continued

Issuer	Shares/Par	Value ($)

Other Banks & Diversified Financials — 2.7%
Freddie Mac	2,350	$80,065
New York Community Bancorp, Inc.	6,690	117,610

		$197,675

Pharmaceuticals — 2.8%
Warner Chilcott Ltd., “A” (a)	3,260	$57,800
Wyeth	3,250	143,617

		$201,417

Specialty Stores — 1.8%
Staples, Inc.	5,680	$131,038

Telephone Services — 5.3%
Embarq Corp.	1,890	$93,612
Qwest Communications International, Inc.	13,100	91,831
TELUS Corp. (non-voting shares)	2,410	117,234
Verizon Communications, Inc.	1,955	85,414

		$388,091

Tobacco — 1.6%
Altria Group, Inc.	1,570	$118,661

Issuer	Shares/Par	Value ($)

Utilities — Electric Power — 4.7%
American Electric Power Co., Inc.	1,630	$75,893
DPL, Inc.	1,760	52,184
Pepco Holdings, Inc.	3,170	92,976
Public Service Enterprise Group, Inc.	1,240	121,818

		$342,871

Total Common Stocks (Identified Cost, $7,400,161)		$7,250,046

Short-Term Obligations —3.4%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$250,000	$249,971

Total Investments (Identified Cost, $7,650,132)		$7,500,017

Other Assets, Less Liabilities — (2.5)%		(181,119)

Net Assets — 100.0%		$7,318,898

See portfolio footnotes and notes to financial statements.

56-SVP

Portfolio of Investments — December 31, 2007

MFS Technology Portfolio

Common Stocks — 97.3%

Issuer	Shares/Par	Value ($)

Broadcasting — 2.0%
XM Satellite Radio Holdings, Inc., “A” (a)(l)	40,906	$500,689

Computer Software — 20.6%
Microsoft Corp.	28,400	$1,011,040
MicroStrategy, Inc., “A” (a)(l)	10,480	996,648
MSC Software Corp. (a)(l)	86,052	1,117,815
Salesforce.com, Inc. (a)(l)	17,624	1,104,849
VeriSign, Inc. (a)	23,144	870,446

		$5,100,798

Computer Software — Systems — 14.6%
Cray, Inc. (a)(l)	49,675	$297,553
EMC Corp. (a)(l)	45,406	841,373
International Business Machines Corp.	14,900	1,610,690
Network Appliance, Inc. (a)(l)	16,541	412,863
Salary.com, Inc. (a)(l)	34,330	441,141

		$3,603,620

Consumer Goods & Services — 0.8%
Alibaba.com Corp. (a)(z)	54,500	$193,260

Electronics — 29.9%
Flextronics International Ltd. (a)	147,950	$1,784,277
Intel Corp.	90,318	2,407,878
Marvell Technology Group Ltd. (a)	52,118	728,610
National Semiconductor Corp. (l)	32,950	745,988
Nintendo Co. Ltd.	700	425,003
Samsung Electronics Co. Ltd., GDR	1,998	579,849
SanDisk Corp. (a)(l)	13,790	457,414
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,965	258,611

		$7,387,630

Internet — 7.3%
Google, Inc., “A” (a)	1,370	$947,328
Omniture, Inc. (a)(l)	11,900	396,151
Tencent Holdings Ltd.	63,000	469,223

		$1,812,702

Leisure & Toys — 8.6%
Activision, Inc. (a)	13,300	$395,010
Netdragon Websoft, Inc. (a)	120,000	255,162
Take-Two Interactive Software, Inc. (a)(l)	24,400	450,180
THQ, Inc. (a)(l)	23,460	661,337
Ubisoft Entertainment S.A. (a)	3,578	360,633

		$2,122,322

Network & Telecom — 9.6%
F5 Networks, Inc. (a)(l)	10,600	$302,312
Nokia Corp., ADR (l)	19,150	735,169
Research In Motion Ltd. (a)	8,740	991,116
Sonus Networks, Inc. (a)(l)	60,550	353,007

		$2,381,604

Telecommunications — Wireless — 2.4%
NII Holdings, Inc. “B” (a)(l)	6,900	$333,408
Rogers Communications, Inc., “B”	6,000	271,500

		$604,908

Issuer	Shares/Par	Value ($)

Telephone Services — 1.5%
AT&T, Inc.	9,090	$377,780

Total Common Stocks (Identified Cost, $24,254,975)		$24,085,313

Issuer/Expiration Month/Strike Price	Number of Contracts	Value
PUT OPTIONS PURCHASED — 1.7%
Adobe Systems, Inc. — January 2008 @ $40 (a)	44,500	$8,900
International Business Machines Corp.—February 2008 @ $110 (a)	14,100	70,500
Nvidia Corp.—March 2008 @ $40 (a)	7,100	72,420
Sap Aktiengesellschaft—March 2008 @ $60 (a)	28,900	260,100

Total Put Options Purchased (Premiums paid, $438,524)		411,920

Issuer	Shares/Par	Value ($)

Short-Term Obligations — 1.3%
American Express Credit Corp., 4.12%, due 1/02/08, at Amortized Cost and Value (y)	$317,000	$316,964

Collateral for Securities Loaned — 19.9%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	4,917,614	$4,917,614

Total Investments (Identified Cost, $29,928,077) (k)		$29,731,811

Issue/ Expiration Month/ Strike Price	Par Amount of Contracts

Call Options Written — (0.5)%
Salesforce.com, Inc. — January 2009 @ $75 (a)	13,000	$(99,190)
International Business Machines Corp. — April 2008 @ $125 (a)	14,100	(18,330)

Total Call Options Written (Premiums Received, $125,144)		$(117,520)

Other Assets, Less Liabilities—(19.7)%		(4,875,432)

Net Assets—100.0%		$24,738,859

Portfolio Footnotes:

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for an open futures contract.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

57-TKP

Portfolio of Investments — continued

(k)	Certain funds held securities that were fair valued in accordance with the policies adopted by the Board of Trustees. An independent pricing service provided an evaluated bid for certain funds. As of December 31, 2007, the following funds held securities that were fair valued:

Fund	Market Value	% of Market Value	% of Market Value using Evaluated Bid
MFS Emerging Growth Portfolio	3,597,419	1.13%	—
MFS Global Governments Portfolio	33,008,013	81.96%	80.80%
MFS New Discovery Portfolio	281,147	0.07%	—
MFS Strategic Income Portfolio	64,224,246	94.46%	93.04%
MFS Technology Portfolio	1,226,746	4.13%

(l)	All or a portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate values and percentages of net assets of these securities were as follows for each fund:

Fund	Market Value	% of Net Assets
Global Governments Portfolio	$1,584,714	3.90%
Strategic Income Portfolio	8,900,036	12.93%

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. The following funds hold restricted securities:

Fund	Restricted Securities	Acquisition Date	Acquisition Cost	Current Market Value	Total % of Net Assets
Emerging Growth Portfolio	Alibaba.com Corp.	10/29/07 - 11/07/07	$216,142	$255,316	0.1%
New Discovery Portfolio	Castle Brands, Inc.	4/19/07	681,977	$279,942
	Castle Brands, Inc. (Warrants)	4/18/07	1,205	1,205

	Total Restricted Securities			$281,147	0.1%

Strategic Income Portfolio	Anthracite Ltd., CDO, 6%, 2037	5/14/02	135,713	139,688
	Asset Securitization Corp., FRN, 8.825%, 2029	1/25/05	159,671	191,938
	Bayview Financial Revolving Mortgage Loan Trust, FRN, 5.6%, 2040	3/01/06	250,000	200,000
	Bosphorus Financial Services Ltd., FRN, 6.668%, 2012	3/08/05	200,000	198,046
	Brazilian Merchant Voucher Receivables Ltd., 5.911%, 2011	3/08/07	245,202	241,542
	Chase Commercial Mortgage Securities Corp., 6.6%, 2012	6/07/00	169,388	215,929
	DLJ Commercial Mortgage Corp., 6.04%, 2031	7/23/04	260,953	269,512
	Falcon Franchise Loan LLC, 6.5%, 2014	7/15/05	216,855	171,488
	Falcon Franchise Loan LLC, FRN, 3.614%, 2023	1/29/03	136,495	90,227
	GMAC Commercial Mortgage Securities, Inc., FRN, 6.02%, 2033	11/17/00	275,682	354,045
	GTL Trade Finance, Inc., 7.25%, 2017	10/17/07	33,704	34,508
	Gabonese Republic, 8.2%, 2017	12/05/07 - 12/06/07	227,270	232,875
	NewPage Holdings Corp., 10%, 2012	12/0707 - 12/11/07	80,775	80,400
	Nuveen Investments, Inc., 10.5%, 2015	10/31/07 - 11/21/07	159,275	159,400
	Prudential Securities Secured Financing Corp., FRN, 7.243%, 2013	12/06/04	456,290	427,742
	Salomon Brothers Mortgage Securities, Inc., FRN, 7.072%, 2012	1/07/05	609,047	587,369
	VTB Capital S.A., 6.609%, 2012	10/25/07	101,000	99,132

	Total Restricted Securities			$3,693,841	5.4%

Technology Portfolio	Alibaba.com Corp.	10/29/07 - 11/14/07	199,685	$193,260	0.8%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
CDO	Collateralized Debt Obligation
CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
GDR	Global Depository Receipt
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MYR	Malaysian Ringgit
MXN	Mexican Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona

See notes to financial statements.

59-TKP

MFS Variable Insurance Trust II

Statements of Assets and Liabilities — December 31, 2007

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
Assets:
Investments —
At identified cost	$438,881,340	$277,413,842	$39,583,092	$417,064,550
Unrealized appreciation (depreciation)	40,771,776	41,544,556	689,964	32,176,781

Total investments, at value (including securities loaned of $—, $30,214,566, $—, and $26,493,676, respectively)	$479,653,116	$318,958,398	$40,273,056	$449,241,331
Cash	—	3,278	3,504	—
Foreign currency, at value (identified cost, $—, $243, $10,179, and $—, respectively)	—	243	10,266	—
Receivable for forward foreign currency exchange contracts	—	—	123,115	—
Receivable for daily variation margin on open futures contracts	—	—	167	—
Receivable for investments sold	4,447,703	1,659,532	—	6,902,876
Receivable for fund shares sold	523	1,119	1,260	—
Interest and dividends receivable	331,210	283,003	482,256	294,058
Receivable from investment adviser	—	—	7,192	—
Other assets	14,522	9,706	1,671	13,927

Total assets	$484,447,074	$320,915,279	$40,902,487	$456,452,192

Liabilities:
Payable to custodian	$9,933	$—	$—	$1,921,431
Payable for forward foreign currency exchange contracts	—	—	119,976	—
Payable for investments purchased	420,329	1,781,008	81,606	375,894
Payable for fund shares reacquired	329,125	320,115	12,334	507,918
Collateral for securities loaned, at value (c)	—	30,860,123	—	24,980,582
Payable to affiliates
Investment adviser	—	—	—	7,789
Management fee	39,996	23,841	3,309	35,499
Distribution fees	758	655	110	3,300
Administrative services fee	1,258	741	110	1,114
Payable for independent trustees’ compensation	1,719	901	126	1,508
Accrued expenses and other liabilities	84,175	65,837	63,354	85,048

Total liabilities	$887,293	$33,053,221	$280,925	$27,920,083

Net assets	$483,559,781	$287,862,058	$40,621,562	$428,532,109

Net assets consist of:
Paid-in capital	$1,223,735,629	$589,910,793	$37,280,784	$778,522,320
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	40,775,078	41,549,618	714,280	32,176,797
Accumulated net realized gain (loss) on investments and foreign currency transactions	(782,746,682)	(344,096,011)	(735,839)	(383,934,872)
Undistributed net investment income	1,795,756	497,658	3,362,337	1,767,864

Total	$483,559,781	$287,862,058	$40,621,562	$428,532,109

Net Assets
Initial Class	$456,005,876	$264,088,941	$36,558,882	$309,207,980
Service Class	27,553,905	23,773,117	4,062,680	119,324,129

Total	$483,559,781	$287,862,058	$40,621,562	$428,532,109

Shares of beneficial interest outstanding
Initial Class	20,053,014	11,805,013	3,199,789	26,450,383
Service Class	1,222,707	1,080,297	358,882	10,296,273

Total	21,275,721	12,885,310	3,558,671	36,746,656

Net asset value per share (net assets ÷ shares of beneficial interest outstanding):
Initial Class	$22.74	$22.37	$11.43	$11.69

Service Class	$22.54	$22.01	$11.32	$11.59

(c)	Non-cash collateral not included.

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Assets and Liabilities — December 31, 2007 — continued

	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio	MFS Money Market Portfolio	MFS New Discovery Portfolio
Assets:
Investments —
At identified cost	$87,360,583	$21,042,639	$558,090,812	$392,370,396
Unrealized appreciation (depreciation)	7,011,949	1,408,855	—	(3,828,239)

Total investments, at value (including securities loaned of $16,884,308, $—, $—, and $70,884,557, respectively)	$94,372,532	$22,451,494	$558,090,812	$388,542,157
Cash	139	176	—	1,414
Receivable for investments sold	787,437	—	—	957,271
Receivable for fund shares sold	—	—	73,605	20,054
Interest and dividends receivable	32,107	35,950	787,171	87,061
Receivable from investment adviser	—	3,180	—	22,600
Other assets	3,035	1,187	17,533	11,363

Total assets	$95,195,250	$22,491,987	$558,969,121	$389,641,920

Liabilities:
Payable to custodian	$—	$—	$1,338	$—
Payable for investments purchased	73,138	—	—	22,808
Payable for fund shares reacquired	136,109	29,053	4,593,843	290,998
Collateral for securities loaned, at value (c)	17,058,214	—	—	72,654,740
Payable to affiliates
Management fee	6,472	1,866	30,496	31,277
Distribution fees	913	621	6,368	5,115
Administrative services fee	185	110	1,442	812
Payable for independent trustees’ compensation	268	70	934	1,002
Accrued expenses and other liabilities	56,674	50,243	5,187	90,444

Total liabilities	$17,331,973	$81,963	$4,639,608	$73,097,196

Net assets	$77,863,277	$22,410,024	$554,329,513	$316,544,724

Net assets consist of:
Paid-in capital	$88,188,197	$18,858,254	$554,360,322	$282,375,843
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	7,011,949	1,408,855	—	(3,828,245)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(17,336,869)	1,952,217	(32,047)	37,997,126
Undistributed net investment income	—	190,698	1,238	—

Total	$77,863,277	$22,410,024	$554,329,513	$316,544,724

Net Assets
Initial Class	$44,943,986	$35,117	$320,806,975	$130,029,159
Service Class	32,919,291	22,374,907	233,522,538	186,515,565

Total	$77,863,277	$22,410,024	$554,329,513	$316,544,724

Shares of beneficial interest outstanding
Initial Class	6,685,395	3,122	320,826,266	8,007,088
Service Class	4,965,657	2,008,987	233,534,721	11,676,118

Total	11,651,052	2,012,109	554,360,987	19,683,206

Net asset value per share (net assets ÷ shares of beneficial interest outstanding):
Initial Class	$6.72	$11.25	$1.00	$16.24

Service Class	$6.63	$11.14	$1.00	$15.97

(c)	Non-cash collateral not included.

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Assets and Liabilities — December 31, 2007 — continued

	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Strategic Value Portfolio	MFS Technology Portfolio
Assets:
Investments —
Unaffiliated issuers, at identified cost	$301,959,068	$68,227,046	$7,650,132	$29,928,077
Unrealized appreciation (depreciation)	19,761,903	(234,164)	(150,115)	(196,266)

Total investments, at value (including securities loaned of $26,644,870, $—, $—, and $5,130,384, respectively)	$321,720,971	$67,992,882	$7,500,017	$29,731,811
Cash	1,958	76,538	245	15,042
Foreign currency, at value (identified cost, $378, $—, $—, and $30, respectively)	405	—	—	31
Receivable for forward foreign currency exchange contracts	—	43,840	—	—
Premium receivables on options written	—	—	—	4,464
Receivable for investments sold	404,984	1,182	40,067	124,593
Receivable for fund shares sold	430	—	—	—
Interest and dividends receivable	320,163	1,079,664	8,650	5,456
Receivable from investment adviser	—	—	14,349	13,248
Swaps, at value	—	37,542	—	—
Other assets	168,292	2,685	564	1,301

Total assets	$322,617,203	$69,234,333	$7,563,892	$29,895,946

Liabilities:
Payable for forward foreign currency exchange contracts	$—	$6,828	$—	$—
Payable for daily variation margin on open futures contracts	—	11,656	—	—
Payable for investments purchased	297,030	271,085	191,513	29,246
Payable for fund shares reacquired	188,080	62,533	869	44,124
Unrealized depreciation on unfunded loan commitments	—	175	—	—
Swaps, at value	—	6,703	—	—
Collateral for securities loaned, at value (c)	24,985,769	—	—	4,917,614
Written options outstanding, at value (premiums received, $—, $—, $—, and $125,144, respectively)	—	—	—	117,520
Payable to affiliates
Management fee	24,563	5,274	606	2,044
Distribution fees	794	525	202	97
Administrative services fee	764	159	109	110
Payable for independent trustees’ compensation	1,029	223	24	47
Accrued expenses and other liabilities	70,187	55,489	51,671	46,285

Total liabilities	$25,568,216	$420,650	$244,994	$5,157,087

Net assets	$297,048,987	$68,813,683	$7,318,898	$24,738,859

Net assets consist of:
Paid-in capital	$422,015,059	$65,811,818	$6,586,897	$51,221,507
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	19,762,128	(154,249)	(150,096)	(188,641)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(146,196,636)	(988,798)	837,301	(26,294,007)
Undistributed net investment income	1,468,436	4,144,912	44,796	—

Total	$297,048,987	$68,813,683	$7,318,898	$24,738,859

Net Assets
Initial Class	$268,217,432	$49,582,147	$9,909	$21,183,861
Service Class	28,831,555	19,231,536	7,308,989	3,554,998

Total	$297,048,987	$68,813,683	$7,318,898	$24,738,859

Shares of beneficial interest outstanding
Initial Class	12,746,706	4,769,519	1,038	3,237,117
Service Class	1,380,074	1,862,428	770,054	553,399

Total	14,126,780	6,631,947	771,092	3,790,516

Net asset value per share (net assets ÷ shares of beneficial interest outstanding):
Initial Class	$21.04	$10.40	$9.55	$6.54

Service Class	$20.89	$10.33	$9.49	$6.42

(c)	Non-cash collateral not included.

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Operations — Year Ended December 31, 2007

These statements describe how much each fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by each fund’s operations.

	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
Net investment income
Income
Interest	$383,802	$418,688	$1,773,246	$516,381
Dividends	5,962,331	2,736,726	—	5,221,615
Income on securities loaned	—	77,667	—	63,669
Foreign taxes withheld	(105,624)	(94,805)	—	(139,736)

Total investment income	$6,240,509	$3,138,276	$1,773,246	$5,661,929

Expenses
Management fee	$3,946,357	$2,285,432	$308,939	$3,277,218
Distribution fees	73,492	56,799	9,405	272,703
Administrative services fee	137,448	80,247	11,134	114,176
Independent trustees’ compensation	51,889	29,103	3,816	43,730
Custodian fee	100,326	71,406	46,065	100,694
Shareholder communications	32,651	25,729	7,374	34,909
Auditing fees	42,296	42,957	52,548	42,026
Legal fees	5,953	5,949	5,950	6,359
Miscellaneous	51,000	31,682	8,744	41,053

Total expenses	$4,441,412	$2,629,304	$453,975	$3,932,868
Fees paid indirectly	(2,194)	(2,603)	(9,915)	(4,968)
Reduction of expenses by investment adviser	—	—	(32,078)	(47,147)

Net expenses	$4,439,218	$2,626,701	$411,982	$3,880,753

Net investment income	$1,801,291	$511,575	$1,361,264	$1,781,176

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$52,057,502	$50,114,041	$1,965,113	$47,769,797
Futures contracts	—	—	82,960	—
Foreign currency transactions	(515)	(13,917)	21,443	(8,297)

Net realized gain (loss) on investments and foreign currency transactions	$52,056,987	$50,100,124	$2,069,516	$47,761,500

Change in unrealized appreciation (depreciation)
Investments	$2,423,756	$8,139,655	$(95,623)	$(2,694,666)
Futures contracts	—	—	13,642	—
Translation of assets and liabilities in foreign currencies	2,482	3,557	75,072	(215)

Net unrealized gain (loss) on investments and foreign currency translation	$2,426,238	$8,143,212	$(6,909)	$(2,694,881)

Net realized and unrealized gain (loss) on investments and foreign currency	$54,483,225	$58,243,336	$2,062,607	$45,066,619

Change in net assets from operations	$56,284,516	$58,754,911	$3,423,871	$46,847,795

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Operations — Year Ended December 31, 2007 — continued

	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio	MFS Money Market Portfolio	MFS New Discovery Portfolio
Net investment income (loss)
Income
Interest	$33,545	$15,241	$26,325,469	$80,998
Dividends	600,167	485,582	—	1,263,391
Income on securities loaned	32,853	—	—	404,919
Foreign taxes withheld	—	—	—	(5,455)

Total investment income	$666,565	$500,823	$26,325,469	$1,743,853

Expenses
Management fee	$654,547	$186,089	$2,470,238	$3,142,045
Distribution fees	90,395	61,938	483,585	486,110
Administrative services fee	22,486	10,001	109,709	91,761
Independent trustees’ compensation	8,271	2,258	31,593	32,241
Custodian fee	8,784	11,799	44,214	76,745
Shareholder communications	9,214	5,204	28,242	54,527
Auditing fees	40,293	42,937	27,810	40,770
Legal fees	5,950	5,950	5,950	5,950
Miscellaneous	19,197	14,262	26,293	35,981

Total expenses	$859,137	$340,438	$3,227,634	$3,966,130
Fees paid indirectly	(296)	(135)	(4,877)	(4,819)
Reduction of expenses by investment adviser	—	(31,185)	—	(160,491)

Net expenses	$858,841	$309,118	$3,222,757	$3,800,820

Net investment income (loss)	$(192,276)	$191,705	$23,102,712	$(2,056,967)

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$9,551,575	$1,976,358	$(31,281)	$40,593,407
Foreign currency transactions	—	—	—	(1,125)

Net realized gain (loss) on investments and foreign currency transactions	$9,551,575	$1,976,358	$(31,281)	$40,592,282

Change in unrealized appreciation (depreciation)
Investments	$(943,630)	$(1,627,951)	$—	$(28,023,696)
Translation of assets and liabilities in foreign currencies	—	—	—	(6)

Net unrealized gain (loss) on investments and foreign currency translation	$(943,630)	$(1,627,951)	$—	$(28,023,702)

Net realized and unrealized gain (loss) on investments and foreign currency	$8,607,945	$348,407	$(31,281)	$12,568,580

Change in net assets from operations	$8,415,669	$540,112	$23,071,431	$10,511,613

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Operations — Year Ended December 31, 2007 — continued

	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Strategic Value Portfolio	MFS Technology Portfolio
Net investment income (loss)
Income
Interest	$60,236	$4,864,943	$7,951	$22,211
Dividends	4,186,068	1,385	143,877	123,476
Income on securities loaned	50,254	—	—	17,660
Foreign taxes withheld	(32,564)	(274)	(522)	(7,795)

Total investment income	$4,263,994	$4,866,054	$151,306	$155,552

Expenses
Management fee	$2,414,535	$553,643	$64,300	$168,649
Distribution fees	75,273	51,533	21,407	8,057
Administrative services fee	85,295	18,865	10,001	10,001
Independent trustees’ compensation	31,488	6,916	734	1,958
Custodian fee	68,299	52,162	6,780	18,434
Shareholder communications	21,558	7,795	2,537	8,177
Auditing fees	40,954	39,990	42,937	45,359
Legal fees	5,950	6,350	5,950	6,254
Miscellaneous	38,887	12,526	8,899	12,900

Total expenses	$2,782,239	$749,780	$163,545	$279,789
Fees paid indirectly	(3,534)	(3,620)	(106)	(462)
Reduction of expenses by investment adviser	—	(36,909)	(57,960)	(46,407)

Net expenses	$2,778,705	$709,251	$105,479	$232,920

Net investment income (loss)	$1,485,289	$4,156,803	$45,827	$(77,368)

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$46,807,061	$386,256	$969,200	$5,259,342
Written options transactions	(119,427)	—	—	(189,011)
Futures contracts	—	(214,321)	—	—
Swap transactions	—	21,233	—	—
Foreign currency transactions	(11,905)	(199,668)	(33)	(14,648)

Net realized gain (loss) on investments and foreign currency transactions	$46,675,729	$(6,500)	$969,167	$5,055,683

Change in unrealized appreciation (depreciation)
Investments	$(7,248,080)	$(1,782,801)	$(1,133,883)	$(1,025,191)
Written options	—	—	—	7,624
Futures contracts	—	(30,177)	—	—
Swap transactions	—	35,053	—	—
Translation of assets and liabilities in foreign currencies	554	46,574	19	6,963
Unfunded loan commitments	—	(175)	—	—

Net unrealized gain (loss) on investments and foreign currency translation	$(7,247,526)	$(1,731,526)	$(1,133,864)	$(1,010,604)

Net realized and unrealized gain (loss) on investments and foreign currency	$39,428,203	$(1,738,026)	$(164,697)	$4,045,079

Change in net assets from operations	$40,913,492	$2,418,777	$(118,870)	$3,967,711

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Changes in Net Assets — Year Ended December 31, 2007

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
Change in net assets
From operations
Net investment income (loss)	$1,801,291	$511,575	$1,361,264	$1,781,176
Net realized gain (loss) on investments and foreign currency transactions	52,056,987	50,100,124	2,069,516	47,761,500
Net unrealized gain (loss) on investments and foreign currency translation	2,426,238	8,143,212	(6,909)	(2,694,881)

Change in net assets from operations	$56,284,516	$58,754,911	$3,423,871	$46,847,795

Distributions declared to shareholders
From net investment income
Initial Class	$(981,066)	$—	$(767,617)	$(1,191,441)
Service Class	—	—	(65,103)	(118,578)

Total distributions declared to shareholders	$(981,066)	$—	$(832,720)	$(1,310,019)

Change in net assets from fund share transactions	$(130,804,964)	$(84,395,640)	$(5,399,291)	$(42,085,103)

Total change in net assets	$(75,501,514)	$(25,640,729)	$(2,808,140)	$3,452,673
Net assets
At beginning of period	559,061,295	313,502,787	43,429,702	425,079,436

At end of period	$483,559,781	$287,862,058	$40,621,562	$428,532,109

Undistributed net investment income included in net assets at end of period	$1,795,756	$497,658	$3,362,337	$1,767,864

	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio	MFS Money Market Portfolio	MFS New Discovery Portfolio
Change in net assets
From operations
Net investment income (loss)	$(192,276)	$191,705	$23,102,712	$(2,056,967)
Net realized gain (loss) on investments and foreign currency transactions	9,551,575	1,976,358	(31,281)	40,592,282
Net unrealized gain (loss) on investments and foreign currency translation	(943,630)	(1,627,951)	—	(28,023,702)

Change in net assets from operations	$8,415,669	$540,112	$23,071,431	$10,511,613

Distributions declared to shareholders
From net investment income
Initial Class	$(19,627)	$(262)	$(14,441,278)	$—
Service Class	—	(120,734)	(8,661,434)	—
From net realized gain on investments
Initial Class	—	(1,376)	—	(4,140,582)
Service Class	—	(964,003)	—	(5,182,591)

Total distributions declared to shareholders	$(19,627)	$(1,086,375)	$(23,102,712)	$(9,323,173)

Change in net assets from fund share transactions	$(20,681,464)	$(2,029,552)	$107,790,837	$(29,936,615)

Total change in net assets	$(12,285,422)	$(2,575,815)	$107,759,556	$(28,748,175)
Net assets
At beginning of period	90,148,699	24,985,839	446,569,957	345,292,899

At end of period	$77,863,277	$22,410,024	$554,329,513	$316,544,724

Undistributed net investment income included in net assets at end of period	$—	$190,698	$1,238	$—

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Changes in Net Assets — Year Ended December 31, 2007 — continued

	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Strategic Value Portfolio	MFS Technology Portfolio
Change in net assets
From operations
Net investment income (loss)	$1,485,289	$4,156,803	$45,827	$(77,368)
Net realized gain (loss) on investments and foreign currency transactions	46,675,729	(6,500)	969,167	5,055,683
Net unrealized gain (loss) on investments and foreign currency translation	(7,247,526)	(1,731,526)	(1,133,864)	(1,010,604)

Change in net assets from operations	$40,913,492	$2,418,777	$(118,870)	$3,967,711

Distributions declared to shareholders
From net investment income
Initial Class	$(2,461,746)	$(2,912,294)	$(188)	$—
Service Class	(182,290)	(1,051,166)	(130,127)	—
From net realized gain on investments
Initial Class	—	—	(737)	—
Service Class	—	—	(601,917)	—

Total distributions declared to shareholders	$(2,644,036)	$(3,963,460)	$(732,969)	$—

Change in net assets from fund share transactions	$(80,293,145)	$(6,013,847)	$(929,353)	$(1,190,146)

Total change in net assets	$(42,023,689)	$(7,558,530)	$(1,781,192)	$2,777,565
Net assets
At beginning of period	339,072,676	76,372,213	9,100,090	21,961,294

At end of period	$297,048,987	$68,813,683	$7,318,898	$24,738,859

Undistributed net investment income included in net assets at end of period	$1,468,436	$4,144,912	$44,796	$—

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Changes in Net Assets — Year Ended December 31, 2006

	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
Change in net assets
From operations
Net investment income (loss)	$985,293	$(530,887)	$1,500,304	$1,307,480
Net realized gain (loss) on investments and foreign currency transactions	16,660,358	50,921,998	(623,540)	17,619,987
Net unrealized gain (loss) on investments and foreign currency translation	17,356,582	(25,393,557)	1,388,431	12,890,735

Change in net assets from operations	$35,002,233	$24,997,554	$2,265,195	$31,818,202

Distributions declared to shareholders
From net investment income
Initial Class	$(1,174,123)	$—	$—	$(344,988)
From net realized gain on investments
Initial Class	—	—	(417,067)	—
Service Class	—	—	(41,595)	—

Total distributions declared to shareholders	$(1,174,123)	$—	$(458,662)	$(344,988)

Change in net assets from fund share transactions	$(159,725,494)	$(83,175,351)	$(10,817,955)	$(91,490,009)

Total change in net assets	$(125,897,384)	$(58,177,797)	$(9,011,422)	$(60,016,795)
Net assets
At beginning of period	684,958,679	371,680,584	52,441,124	485,096,231

At end of period	$559,061,295	$313,502,787	$43,429,702	$425,079,436

Undistributed net investment income included in net assets at end of period	$976,046	$—	$762,936	$1,305,004

	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio	MFS Money Market Portfolio	MFS New Discovery Portfolio
Change in net assets
From operations
Net investment income (loss)	$24,713	$138,408	$17,603,606	$(2,336,188)
Net realized gain (loss) on investments and foreign currency transactions	7,362,311	976,731	(199)	49,366,426
Net unrealized gain (loss) on investments and foreign currency translation	(5,571,822)	1,525,854	—	(5,555,717)

Change in net assets from operations	$1,815,202	$2,640,993	$17,603,407	$41,474,521

Distributions declared to shareholders
From net investment income
Initial Class	$—	$—	$(11,590,505)	$—
Service Class	—	—	(6,013,101)	—
From net realized gain on investments
Initial Class	—	(3,796)	—	—
Service Class	—	(3,082,304)	—	—

Total distributions declared to shareholders	$—	$(3,086,100)	$(17,603,606)	$—

Change in net assets from fund share transactions	$(22,016,463)	$(592,803)	$81,654,487	$(4,319,464)

Total change in net assets	$(20,201,261)	$(1,037,910)	$81,654,288	$37,155,057
Net assets
At beginning of period	110,349,960	26,023,749	364,915,669	308,137,842

At end of period	$90,148,699	$24,985,839	$446,569,957	$345,292,899

Undistributed net investment income included in net assets at end of period	$19,111	$119,989	$1,238	$—

See notes to financial statements.

MFS Variable Insurance Trust II

Statements of Changes in Net Assets — Year Ended December 31, 2006 — continued

	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Strategic Value Portfolio	MFS Technology Portfolio
Change in net assets
From operations
Net investment income (loss)	$2,658,061	$4,178,707	$130,428	$(127,519)
Net realized gain (loss) on investments and foreign currency transactions	30,280,941	(286,201)	773,612	5,581,304
Net unrealized gain (loss) on investments and foreign currency translation	2,220,028	1,091,447	312,085	(1,243,876)

Change in net assets from operations	$35,159,030	$4,983,953	$1,216,125	$4,209,909

Distributions declared to shareholders
From net investment income
Initial Class	$(2,194,925)	$(3,408,471)	$(73)	$—
Service Class	(117,575)	(1,238,612)	(52,423)	—
From net realized gain on investments
Initial Class	—	(620,852)	(743)	—
Service Class	—	(236,204)	(808,934)	—

Total distributions declared to shareholders	$(2,312,500)	$(5,504,139)	$(862,173)	$—

Change in net assets from fund share transactions	$(88,643,949)	$(5,457,996)	$(1,914,183)	$(4,601,314)

Total change in net assets	$(55,797,419)	$(5,978,182)	$(1,560,231)	$(391,405)
Net assets
At beginning of period	394,870,095	82,350,395	10,660,321	22,352,699

At end of period	$339,072,676	$76,372,213	$9,100,090	$21,961,294

Undistributed net investment income included in net assets at end of period	$2,639,088	$3,761,418	$129,317	$—

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Capital Appreciation Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$20.50	$19.31	$19.25	$17.35		$13.48

Income (loss) from investment operations
Net investment income (d)	$0.08	$0.03	$0.03	$0.11		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.20	1.20	0.14	1.80		3.86

Total from investment operations	$2.28	$1.23	$0.17	$1.91		$3.87

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.04)	$(0.11)	$(0.01)		$—

Net asset value, end of period	$22.74	$20.50	$19.31	$19.25		$17.35

Total return (%) (k)(s)	11.14	6.37	0.92	11.02	(b)	28.71	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.83	0.79	0.85	0.82		0.82
Net investment income	0.36	0.18	0.18	0.62		0.07
Portfolio turnover (%)	61	60	153	64		100
Net assets at end of period (000 Omitted)	$456,006	$528,522	$649,588	$672,246		$722,980

	MFS Capital Appreciation Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$20.32	$19.16	$19.11	$17.25		$13.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.01)	$0.07		$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.20	1.17	0.13	1.79		3.84

Total from investment operations	$2.22	$1.16	$0.12	$1.86		$3.81

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.07)	$—		$—

Net asset value, end of period	$22.54	$20.32	$19.16	$19.11		$17.25

Total return (%) (k)(s)	10.93	6.05	0.63	10.78	(b)	28.35	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.08	1.04	1.10	1.07		1.07
Net investment income (loss)	0.11	(0.07)	(0.07)	0.40		(0.18)
Portfolio turnover (%)	61	60	153	64		100
Net assets at end of period (000 Omitted)	$27,554	$30,540	$35,371	$35,997		$32,177

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the Initial and Service Class total returns for the year ended December 31, 2004 would have been lower by approximately 0.11%.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have been lower by approximately 2.08% and 2.09%, respectively.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Emerging Growth Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.45	$17.08	$15.65	$13.82	$10.51

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.02)	$(0.04)	$(0.02)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	3.88	1.39	1.47	1.85	3.33

Total from investment operations	$3.92	$1.37	$1.43	$1.83	$3.31

Net asset value, end of period	$22.37	$18.45	$17.08	$15.65	$13.82

Total return (%) (k)(s)	21.25	8.02	9.14	13.24 (b)	31.49 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.84	0.83	0.84	0.80	0.81
Net investment income (loss)	0.19	(0.14)	(0.26)	(0.13)	(0.17)
Portfolio turnover (%)	76	123	88	94	100
Net assets at end of period (000 Omitted)	$264,089	$291,965	$350,083	$414,811	$450,707

	MFS Emerging Growth Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.19	$16.89	$15.51	$13.73	$10.47

Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.07)	$(0.08)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	3.83	1.37	1.46	1.83	3.31

Total from investment operations	$3.82	$1.30	$1.38	$1.78	$3.26

Net asset value, end of period	$22.01	$18.19	$16.89	$15.51	$13.73

Total return (%) (k)(s)	21.00	7.70	8.90	12.96 (b)	31.14 (j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.09	1.08	1.09	1.06	1.06
Net investment loss	(0.06)	(0.38)	(0.51)	(0.36)	(0.42)
Portfolio turnover (%)	76	123	88	94	100
Net assets at end of period (000 Omitted)	$23,773	$21,538	$21,597	$22,139	$18,147

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have been lower by approximately 1.48% and 1.50%, respectively.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Global Governments Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.70	$10.29	$12.40	$12.92	$11.75

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.34	$0.29	$0.30	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	0.17	(1.10)	0.76	1.45

Total from investment operations	$0.94	$0.51	$(0.81)	$1.06	$1.79

Less distributions declared to shareholders
From net investment income	$(0.21)	$—	$(1.23)	$(1.58)	$(0.62)
From net realized gain on investments	—	(0.10)	(0.07)	—	—

Total distributions declared to shareholders	$(0.21)	$(0.10)	$(1.30)	$(1.58)	$(0.62)

Net asset value, end of period	$11.43	$10.70	$10.29	$12.40	$12.92

Total return (%) (k)(r)(s)	8.99	4.97	(7.20)	10.06	15.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.13	1.03	0.98	0.95
Expenses after expense reductions (f)	1.00	1.00	1.00	N/A	N/A
Net investment income	3.33	3.21	2.64	2.48	2.75
Portfolio turnover (%)	134	122	137	124	143
Net assets at end of period (000 Omitted)	$36,559	$39,637	$48,203	$62,107	$67,472

	MFS Global Governments Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.60	$10.22	$12.33	$12.85	$11.71

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.31	$0.27	$0.27	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	0.58	0.17	(1.11)	0.75	1.45

Total from investment operations	$0.91	$0.48	$(0.84)	$1.02	$1.75

Less distributions declared to shareholders
From net investment income	$(0.19)	$—	$(1.20)	$(1.54)	$(0.61)
From net realized gain on investments	—	(0.10)	(0.07)	—	—

Total distributions declared to shareholders	$(0.19)	$(0.10)	$(1.27)	$(1.54)	$(0.61)

Net asset value, end of period	$11.32	$10.60	$10.22	$12.33	$12.85

Total return (%) (k)(r)(s)	8.67	4.70	(7.49)	9.80	15.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.38	1.28	1.23	1.20
Expenses after expense reductions (f)	1.25	1.25	1.25	N/A	N/A
Net investment income	3.08	2.96	2.39	2.23	2.50
Portfolio turnover (%)	134	122	137	124	143
Net assets at end of period (000 Omitted)	$4,063	$3,793	$4,238	$4,832	$5,355

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Massachusetts Investors Growth Stock Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$10.52	$9.78	$9.42	$8.60		$6.97

Income (loss) from investment operations
Net investment income (d)	$0.05	$0.03	$0.01	$0.04		$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.16	0.72	0.40	0.79		1.62

Total from investment operations	$1.21	$0.75	$0.41	$0.83		$1.63

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)	$(0.05)	$(0.01)		$—

Net asset value, end of period	$11.69	$10.52	$9.78	$9.42		$8.60

Total return (%) (k)(r)(s)	11.53	7.67	4.37	9.61	(b)	23.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.82	0.85	0.83		0.83
Expenses after expense reductions (f)	0.83	N/A	N/A	N/A		N/A
Net investment income	0.48	0.34	0.12	0.47		0.09
Portfolio turnover (%)	62	72	136	139		265
Net assets at end of period (000 Omitted)	$309,208	$336,383	$395,782	$468,181		$504,123

	MFS Massachusetts Investors Growth Stock Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$10.43	$9.71	$9.35	$8.55		$6.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01	$(0.01)	$0.02		$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	1.15	0.71	0.40	0.78		1.60

Total from investment operations	$1.17	$0.72	$0.39	$0.80		$1.59

Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.03)	$—		$—

Net asset value, end of period	$11.59	$10.43	$9.71	$9.35		$8.55

Total return (%) (k)(r)(s)	11.26	7.42	4.15	9.36	(b)	22.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.07	1.10	1.08		1.08
Expenses after expense reductions (f)	1.08	N/A	N/A	N/A		N/A
Net investment income (loss)	0.19	0.09	(0.13)	0.25		(0.16)
Portfolio turnover (%)	62	72	136	139		265
Net assets at end of period (000 Omitted)	$119,324	$88,696	$89,314	$87,243		$73,697

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2004 would have been lower by 0.13%.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Mid Cap Growth Portfolio
	Years Ended 12/31
Initial Class Shares	2007		2006	2005	2004	2003
Net asset value, beginning of period	$6.12		$5.98	$5.80	$5.06	$3.67

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$0.01	$(0.02)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.61		0.13	0.20	0.77	1.41

Total from investment operations	$0.60		$0.14	$0.18	$0.74	$1.39

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$—	$—

Net asset value, end of period	$6.72		$6.12	$5.98	$5.80	$5.06

Total return (%) (k)(r)(s)	9.84		2.34	3.10	14.62	37.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88		0.93	0.89	0.85	0.90
Expenses after expense reductions (f)	0.88		0.91	N/A	N/A	N/A
Net investment income (loss)	(0.12)		0.11	(0.40)	(0.56)	(0.46)
Portfolio turnover (%)	80		139	81	84	90
Net assets at end of period (000 Omitted)	$44,944		$53,504	$68,637	$83,899	$76,159

	MFS Mid Cap Growth Portfolio
	Years Ended 12/31
Service Class Shares	2007		2006	2005	2004	2003
Net asset value, beginning of period	$6.05		$5.92	$5.76	$5.04	$3.67

Income (loss) from investment operations
Net investment loss (d)	$(0.02)		$(0.01)	$(0.04)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.60		0.14	0.20	0.76	1.40

Total from investment operations	$0.58		$0.13	$0.16	$0.72	$1.37

Net asset value, end of period	$6.63		$6.05	$5.92	$5.76	$5.04

Total return (%) (k)(r)(s)	9.59		2.20	2.78	14.29	37.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13		1.18	1.15	1.10	1.15
Expenses after expense reductions (f)	1.13		1.16	N/A	N/A	N/A
Net investment loss	(0.37)		(0.11)	(0.65)	(0.81)	(0.72)
Portfolio turnover (%)	80		139	81	84	90
Net assets at end of period (000 Omitted)	$32,919		$36,645	$41,713	$45,443	$37,081

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Mid Cap Value Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.54	$11.73	$12.46	$10.46		$7.92

Income (loss) from investment operations
Net investment income (d)	$0.12	$0.09	$0.04	$0.01		$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	1.16	0.70	2.25		2.53

Total from investment operations	$0.26	$1.25	$0.74	$2.26		$2.55

Less distributions declared to shareholders
From net investment income	$(0.09)	$—	$—	$(0.01)		$(0.01)
From net realized gain on investments	(0.46)	(1.44)	(1.47)	(0.25)		—

Total distributions declared to shareholders	$(0.55)	$(1.44)	$(1.47)	$(0.26)		$(0.01)

Net asset value, end of period	$11.25	$11.54	$11.73	$12.46		$10.46

Total return (%) (k)(r)(s)	1.84	11.30	7.63	22.10		32.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.10	1.11	1.10		1.81
Expenses after expense reductions (f)	1.00	1.00	1.00	1.00		0.99
Net investment income	0.98	0.81	0.31	0.10		0.26
Portfolio turnover (%)	63	110	142	147		109
Net assets at end of period (000 Omitted)	$35	$34	$31	$29		$24

	MFS Mid Cap Value Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$11.43	$11.66	$12.42	$10.44		$7.93

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	$0.01	$(0.02)		$0.00 (w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.14	1.15	0.70	2.25		2.52

Total from investment operations	$0.23	$1.21	$0.71	$2.23		$2.52

Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$—	$(0.00	)(w)	$(0.01)
From net realized gain on investments	(0.46)	(1.44)	(1.47)	(0.25)		—

Total distributions declared to shareholders	$(0.52)	$(1.44)	$(1.47)	$(0.25)		$(0.01)

Net asset value, end of period	$11.14	$11.43	$11.66	$12.42		$10.44

Total return (%) (k)(r)(s)	1.61	11.01	7.40	21.75		31.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.34	1.36	1.35		2.07
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25		1.25
Net investment income (loss)	0.77	0.55	0.06	(0.15)		0.04
Portfolio turnover (%)	63	110	142	147		109
Net assets at end of period (000 Omitted)	$22,375	$24,951	$25,993	$24,479		$15,954

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Money Market Portfolio
	Years Ended 12/31
Initial Class Shares	2007		2006		2005		2004	2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (d)	$0.05		$0.04		$0.03		$0.01	$0.01
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	—	—

Total from investment operations	$0.05		$0.04		$0.03		$0.01	$0.01

Less distributions declared to shareholders
From net investment income	$(0.05)		$(0.04)		$(0.03)		$(0.01)	$(0.01)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return (%) (k)(r)	4.84		4.59		2.72		0.83	0.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.59		0.60		0.58	0.57
Expenses after expense reductions (f)	N/A		N/A		0.60		N/A	N/A
Net investment income	4.73		4.52		2.65		0.79	0.64
Net assets at end of period (000 Omitted)	$320,807		$283,055		$241,684		$282,595	$426,154

	MFS Money Market Portfolio
	Years Ended 12/31
Service Class Shares	2007		2006		2005		2004	2003
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income (loss) from investment operations
Net investment income (d)	$0.04		$0.04		$0.02		$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments	(0.00	)(w)	(0.00	)(w)	(0.00	) (w)	—	—

Total from investment operations	$0.04		$0.04		$0.02		$0.01	$0.00	(w)

Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.04)		$(0.02)		$(0.01)	$(0.00)	(w)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return (%) (k)(r)	4.58		4.33		2.46		0.57	0.38
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80		0.84		0.85		0.82	0.82
Expenses after expense reductions (f)	N/A		N/A		0.85		N/A	N/A
Net investment income	4.48		4.28		2.49		0.63	0.37
Net assets at end of period (000 Omitted)	$233,523		$163,515		$123,232		$87,785	$49,380

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(w)	Per share amount was less than $0.01.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS New Discovery Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.24	$14.35	$13.64	$12.69	$9.38

Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.09)	$(0.07)	$(0.08)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	1.98	0.78	1.03	3.37

Total from investment operations	$0.44	$1.89	$0.71	$0.95	$3.31

Less distributions declared to shareholders
From net realized gain on investments	$(0.44)	$—	$—	$—	$—

Net asset value, end of period	$16.24	$16.24	$14.35	$13.64	$12.69

Total return (%) (k)(r)(s)	2.56	13.17	5.21	7.49 (b)	35.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	1.00	0.99	1.00
Expenses after expense reductions (f)	0.95	0.98	N/A	N/A	N/A
Net investment loss	(0.45)	(0.60)	(0.56)	(0.65)	(0.59)
Portfolio turnover (%)	95	107	127	139	100
Net assets at end of period (000 Omitted)	$130,029	$163,825	$176,958	$209,503	$220,278

	MFS New Discovery Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.02	$14.19	$13.52	$12.61	$9.34

Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.13)	$(0.11)	$(0.11)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	1.96	0.78	1.02	3.36

Total from investment operations	$0.39	$1.83	$0.67	$0.91	$3.27

Less distributions declared to shareholders
From net realized gain on investments	$(0.44)	$—	$—	$—	$—

Net asset value, end of period	$15.97	$16.02	$14.19	$13.52	$12.61

Total return (%) (k)(r)(s)	2.28	12.90	4.96	7.22 (b)	35.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.26	1.26	1.24	1.24
Expenses after expense reductions (f)	1.20	1.23	N/A	N/A	N/A
Net investment loss	(0.70)	(0.84)	(0.81)	(0.89)	(0.84)
Portfolio turnover (%)	95	107	127	139	100
Net assets at end of period (000 Omitted)	$186,516	$181,468	$131,180	$104,256	$71,049

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Research Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$18.73	$17.04	$15.88	$13.84		$11.14

Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13	$0.09	$0.08		$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	2.37	1.67	1.16	2.09		2.69

Total from investment operations	$2.47	$1.80	$1.25	$2.17		$2.80

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.09)	$(0.13)		$(0.10)

Net asset value, end of period	$21.04	$18.73	$17.04	$15.88		$13.84

Total return (%) (k)(s)	13.24	10.62	7.94	15.83	(b)	25.32	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.83	0.82	0.83	0.80		0.80
Net investment income	0.48	0.76	0.57	0.53		0.93
Portfolio turnover (%)	84	87	92	118		124
Net assets at end of period (000 Omitted)	$268,217	$309,757	$366,831	$432,318		$466,139

	MFS Research Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004		2003
Net asset value, beginning of period	$18.60	$16.93	$15.78	$13.77		$11.09

Income (loss) from investment operations
Net investment income (d)	$0.05	$0.09	$0.05	$0.04		$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	2.36	1.65	1.16	2.08		2.68

Total from investment operations	$2.41	$1.74	$1.21	$2.12		$2.76

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.07)	$(0.06)	$(0.11)		$(0.08)

Net asset value, end of period	$20.89	$18.60	$16.93	$15.78		$13.77

Total return (%) (k)(s)	12.97	10.32	7.71	15.54	(b)	25.01	(j)
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.08	1.07	1.09	1.05		1.05
Net investment income	0.23	0.54	0.33	0.30		0.67
Portfolio turnover (%)	84	87	92	118		124
Net assets at end of period (000 Omitted)	$28,832	$29,316	$28,039	$25,315		$16,010

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	The fund’s net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Intial Class and Service Class total returns for the year ended December 31, 2003 would have each been lowered by approximately 0.52%.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Strategic Income Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.61	$10.71	$11.42	$11.12	$10.31

Income (loss) from investment operations
Net investment income (d)	$0.60	$0.57	$0.58	$0.61	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.11	(0.39)	0.23	0.71

Total from investment operations	$0.37	$0.68	$0.19	$0.84	$1.30

Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.66)	$(0.80)	$(0.54)	$(0.49)
From net realized gain on investments	—	(0.12)	(0.10)	—	—

Total distributions declared to shareholders	$(0.58)	$(0.78)	$(0.90)	$(0.54)	$(0.49)

Net asset value, end of period	$10.40	$10.61	$10.71	$11.42	$11.12

Total return (%) (k)(r)(s)	3.49	6.71	1.89	8.04	12.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.97	0.97	0.91	0.90
Expenses after expense reductions (f)	0.90	0.95	N/A	N/A	N/A
Net investment income	5.70	5.44	5.33	5.55	5.58
Portfolio turnover (%)	49	64	66	74	127
Net assets at end of period (000 Omitted)	$49,582	$54,423	$59,707	$66,248	$67,547

	MFS Strategic Income Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.54	$10.64	$11.35	$11.06	$10.28

Income (loss) from investment operations
Net investment income (d)	$0.57	$0.54	$0.55	$0.59	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.11	(0.39)	0.22	0.68

Total from investment operations	$0.34	$0.65	$0.16	$0.81	$1.25

Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.63)	$(0.77)	$(0.52)	$(0.47)
From net realized gain on investments	—	(0.12)	(0.10)	—	—

Total distributions declared to shareholders	$(0.55)	$(0.75)	$(0.87)	$(0.52)	$(0.47)

Net asset value, end of period	$10.33	$10.54	$10.64	$11.35	$11.06

Total return (%) (k)(r)(s)	3.24	6.45	1.61	7.83	12.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.22	1.22	1.16	1.15
Expenses after expense reductions (f)	1.15	1.19	N/A	N/A	N/A
Net investment income	5.45	5.19	5.08	5.31	5.36
Portfolio turnover (%)	49	64	66	74	127
Net assets at end of period (000 Omitted)	$19,232	$21,949	$22,643	$24,184	$21,008

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Strategic Value Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.66	$10.23	$11.57	$10.05	$7.90

Income (loss) from investment operations
Net investment income (d)	$0.08	$0.17	$0.08	$0.11	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	1.19	(0.18)	1.63	2.09

Total from investment operations	$(0.14)	$1.36	$(0.10)	$1.74	$2.16

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.08)	$(0.11)	$(0.04)	$(0.01)
From net realized gain on investments	(0.77)	(0.85)	(1.13)	(0.18)	—

Total distributions declared to shareholders	$(0.97)	$(0.93)	$(1.24)	$(0.22)	$(0.01)

Net asset value, end of period	$9.55	$10.66	$10.23	$11.57	$10.05

Total return (%) (k)(r)(s)	(2.33)	14.16	(0.39)	18.05	27.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.71	1.44	1.29	1.59
Expenses after expense reductions (f)	0.98	0.99	1.00	0.99	1.00
Net investment income	0.78	1.69	0.74	1.05	0.80
Portfolio turnover (%)	102	56	60	70	38
Net assets at end of period (000 Omitted)	$10	$10	$9	$9	$8

	MFS Strategic Value Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.60	$10.17	$11.52	$10.02	$7.90

Income (loss) from investment operations
Net investment income (d)	$0.06	$0.14	$0.05	$0.09	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	1.20	(0.19)	1.61	2.08

Total from investment operations	$(0.17)	$1.34	$(0.14)	$1.70	$2.13

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.06)	$(0.08)	$(0.02)	$(0.01)
From net realized gain on investments	(0.77)	(0.85)	(1.13)	(0.18)	—

Total distributions declared to shareholders	$(0.94)	$(0.91)	$(1.21)	$(0.20)	$(0.01)

Net asset value, end of period	$9.49	$10.60	$10.17	$11.52	$10.02

Total return (%) (k)(r)(s)	(2.62)	13.92	(0.72)	17.77	27.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.94	1.69	1.55	1.84
Expenses after expense reductions (f)	1.23	1.24	1.25	1.25	1.25
Net investment income	0.53	1.37	0.48	0.82	0.56
Portfolio turnover (%)	102	56	60	70	38
Net assets at end of period (000 Omitted)	$7,309	$9,090	$10,651	$11,597	$8,199

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Financial Highlights — continued

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	MFS Technology Portfolio
	Years Ended 12/31
Initial Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$5.44	$4.46	$4.20	$4.10	$2.82

Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.03)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.12	1.01	0.29	0.11	1.30

Total from investment operations	$1.10	$0.98	$0.26	$0.10	$1.28

Net asset value, end of period	$6.54	$5.44	$4.46	$4.20	$4.10

Total return (%) (k)(r)(s)	20.22	21.97	6.19	2.44 (b)	45.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.34	1.18	1.11	1.09
Expenses after expense reductions (f)	1.00	1.00	1.00	1.01	1.06
Net investment loss	(0.31)	(0.55)	(0.66)	(0.21)	(0.65)
Portfolio turnover (%)	249	234	196	110	191
Net assets at end of period (000 Omitted)	$21,184	$18,813	$18,978	$23,069	$28,376

	MFS Technology Portfolio
	Years Ended 12/31
Service Class Shares	2007	2006	2005	2004	2003
Net asset value, beginning of period	$5.35	$4.40	$4.15	$4.07	$2.80

Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.04)	$(0.04)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.10	0.99	0.29	0.10	1.30

Total from investment operations	$1.07	$0.95	$0.25	$0.08	$1.27

Net asset value, end of period	$6.42	$5.35	$4.40	$4.15	$4.07

Total return (%) (k)(r)(s)	20.00	21.59	6.02	1.97 (b)	45.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.59	1.43	1.36	1.33
Expenses after expense reductions (f)	1.25	1.25	1.25	1.26	1.30
Net investment loss	(0.56)	(0.80)	(0.92)	(0.45)	(0.91)
Portfolio turnover (%)	249	234	196	110	191
Net assets at end of period (000 Omitted)	$3,555	$3,148	$3,375	$3,636	$4,094

(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

MFS Variable Insurance Trust II

Notes to Financial Statements

(1) Business and Organization

The MFS Variable Insurance Trust II (formerly MFS/Sun Life Series Trust) (the trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting of twenty-eight separate series (the funds):

Fund	Formerly known as
MFS Blended Research Core Equity Portfolio	Massachusetts Investors Trust Series
MFS Blended Research Growth Portfolio	N/A
MFS Blended Research Value Portfolio	N/A
MFS Bond Portfolio	Bond Series
MFS Capital Appreciation Portfolio*	Capital Appreciation Series
MFS Core Equity Portfolio	Core Equity Series
MFS Emerging Growth Portfolio*	Emerging Growth Series
MFS Emerging Markets Equity Portfolio	Emerging Markets Equity Series
MFS Global Governments Portfolio*	Global Governments Series
MFS Global Growth Portfolio	Global Growth Series
MFS Global Total Return Portfolio	Global Total Return Series
MFS Government Securities Portfolio	Government Securities Series
MFS High Yield Portfolio	High Yield Series
MFS International Growth Portfolio	International Growth Series
MFS International Value Portfolio	International Value Series
MFS Massachusetts Investor Growth Stock Portfolio*	Massachusetts Investor Growth Stock Series
MFS Mid Cap Growth Portfolio*	Mid Cap Growth Series
MFS Mid Cap Value Portfolio*	Mid Cap Value Series
MFS Money Market Portfolio*	Money Market Series
MFS New Discovery Portfolio*	New Discovery Series
MFS Research Portfolio*	Research Series
MFS Research International Portfolio	Research International Series
MFS Strategic Income Portfolio*	Strategic Income Series
MFS Strategic Value Portfolio*	Strategic Value Series
MFS Technology Portfolio*	Technology Series
MFS Total Return Portfolio	Total Return Series
MFS Utilities Portfolio	Utilities Series
MFS Value Portfolio	Value Series

The shares of each fund are sold to variable accounts established by insurance companies to fund benefits under variable contracts issued by such companies and qualified retirement and pension plans.

The funds denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund (except the MFS Money Market Portfolio) can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an independent pricing service on the market or exchange on which such securities are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Money market instruments are valued at amortized cost, which approximates

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by an independent pricing service. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the funds’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the funds’ valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments and certain types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the funds’ financial statements.

Repurchase Agreements – Each fund may enter into repurchase agreements with institutions that the funds’ investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. Each fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Each fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Inflation-Adjusted Debt Securities – Certain funds invest in inflation-adjusted debt securities issued by the U.S. Treasury. Certain funds may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – Certain funds may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Derivative instruments include purchased options, written options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

Written Options – Certain funds may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.

Written Option Transactions

	MFS Research Portfolio
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	164	60,148
Options closed	(164)	(60,148)

Outstanding, end of period	—	$—

	MFS Technology Portfolio
	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	1,111	193,356
Options closed	(487)	(47,511)
Options expired	(353)	(20,701)

Outstanding, end of period	271	$125,144

Purchased Options – Certain funds may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statements of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statements of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – Certain funds may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by each fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by each fund. Upon entering into such contracts, each fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts – Certain funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. Each fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each fund may also use contracts in

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – Certain funds may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statements of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Upfront payments received or made at the inception of the swap are reflected as premiums paid or received on the Statements of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statements of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with each fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by each fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

MFS Strategic Income Portfolio holds credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. MFS Strategic Income Portfolio may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Hybrid Instruments – Certain funds may invest in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indexes, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the funds to certain qualified institutions (the “Borrowers”) approved by the funds. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the funds with indemnification against Borrower default. Each fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the funds and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the funds and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2007, the following funds had loans collateralized by cash and U.S. Treasury obligations:

	Value of Securities Loaned	Cash	U.S. Treasury Obligations
MFS Emerging Growth Portfolio	$30,214,566	$30,860,123	$136,377
MFS Massachusetts Investors Growth Stock Portfolio	26,493,676	24,980,582	2,140,178
MFS Mid Cap Growth Portfolio	16,884,308	17,058,214	236,925
MFS New Discovery Portfolio	70,884,557	72,654,740	164,661
MFS Research Portfolio	26,644,870	24,985,769	2,296,456
MFS Technology Portfolio	5,130,384	4,917,614	344,705

Loans and Other Direct Debt Instruments – Certain funds may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the funds to supply additional cash to the borrower on demand. At December 31, 2007, MFS Strategic Income Portfolio had unfunded loan commitments of $8,245, which could be extended at the option of the borrower and which are covered by sufficient cash and/or other liquid securities held by the fund. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

Indemnifications – Under each fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest income is recorded on the accrual basis. For MFS Money Market Portfolio, all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. For all other funds, all premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles; and all discount is accreted for tax reporting purposes as required by federal income tax regulations. Certain funds earn certain fees in connection with their floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Certain funds may receive proceeds from litigation settlements. Any proceeds from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount, for the year ended December 31, 2007, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – The funds intend to qualify as regulated investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of their taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. Each fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on January 1, 2007. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on each fund’s financial statements. Each of the funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. It is each fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and other expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by certain funds in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, real estate investment trusts, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

The tax character of distributions declared to shareholders is as follows:

	MFS Capital Appreciation Portfolio		MFS Emerging Growth Portfolio			MFS Global Governments Portfolio
	12/31/07	12/31/06	12/31/07		12/31/06	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$981,066	$1,174,123	$—		$—	$832,720	$458,662

	MFS Massachusetts Investors Growth Stock Portfolio		MFS Mid Cap Growth Portfolio			MFS Mid Cap Value Portfolio
	12/31/07	12/31/06	12/31/07		12/31/06	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$1,310,019	$344,988	$19,627	(1)	$—	$490,424	$1,728,975
Long-term capital gain	—	—	—		—	595,951	1,357,125

Total distributions	$1,310,019	$344,988	$19,627		$—	$1,086,375	$3,086,100

	MFS Money Market Portfolio		MFS New Discovery Portfolio			MFS Research Portfolio
	12/31/07	12/31/06	12/31/07		12/31/06	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$23,102,712	$17,603,606	$—		$—	$2,644,036	$2,312,500
Long-term capital gain	—	—	9,323,173		—	—	—

Total distributions	$23,102,712	$17,603,606	$9,323,173		$—	$2,644,036	$2,312,500

	MFS Strategic Income Portfolio		MFS Strategic Value Portfolio			MFS Technology Portfolio
	12/31/07	12/31/06	12/31/07		12/31/06	12/31/07	12/31/06
Ordinary income (including any short-term capital gains)	$3,963,460	$4,885,515	$231,994		$326,612	$—	$—
Long-term capital gain	—	618,624	500,975		535,561	—	—

Total distributions	$3,963,460	$5,504,139	$732,969		$862,173	$—	$—

(1)	Included in the MFS Mid Cap Growth Fund’s distributions from ordinary income is $516 in excess of investment company taxable income.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/07	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Government Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
Cost of investments	$439,072,078	$277,552,904	$39,687,117	$420,337,225

Gross appreciation	$59,598,811	$50,430,634	$737,010	$47,098,360
Gross depreciation	(19,017,773)	(9,025,140)	(151,071)	(18,194,254)

Net unrealized appreciation (depreciation)	$40,581,038	$41,405,494	$585,939	$28,904,106
Undistributed ordinary income	1,795,756	497,658	3,543,691	1,767,864
Capital loss carryforwards	(782,549,441)	(343,795,488)	(628,757)	(380,655,872)
Other temporary differences	(3,201)	(156,399)	(160,095)	(6,309)

As of 12/31/07	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio	MFS Money Market Portfolio	MFS New Discovery Portfolio
Cost of investments	$87,372,365	$21,075,182	$558,090,812	$395,989,792

Gross appreciation	$10,723,522	$3,124,435	$—	$32,948,122
Gross depreciation	(3,723,355)	(1,748,123)	—	(40,395,757)

Net unrealized appreciation (depreciation)	$7,000,167	$1,376,312	$—	$(7,447,635)
Undistributed ordinary income	—	1,034,897	1,238	12,380,939
Undistributed long-term capital gain	—	1,558,846	—	32,613,070
Capital loss carryforwards	(17,325,087)	—	(32,047)	—
Post-October capital loss deferral	—	(418,285)	—	(2,995,930)
Other temporary differences	—	—	—	(381,563)

As of 12/31/2007	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Strategic Value Portfolio	MFS Technology Portfolio
Cost of investments	$302,405,445	$68,585,080	$7,733,946	$29,967,073

Gross appreciation	$34,650,191	$1,561,445	$365,387	$1,554,344
Gross depreciation	(15,334,665)	(2,153,643)	(599,316)	(1,789,606)

Net unrealized appreciation (depreciation)	$19,315,526	$(592,198)	$(233,929)	$(235,262)
Undistributed ordinary income	1,468,436	4,645,382	151,408	—
Undistributed long-term capital gain	—	—	823,681	—
Capital loss carryforwards	(145,735,638)	(621,768)	—	(26,190,003)
Other temporary differences	(14,396)	(429,551)	(9,159)	(57,383)

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

As of December 31, 2007, the following funds had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Expiration Date	MFS Capital Appreciation Portfolio (a)	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio	MFS Massachusetts Investors Growth Stock Portfolio (c)
12/31/08	$(119,795,065)	$—	$—	$(185,258,709)
12/31/09	(282,399,140)	(114,567,621)	—	(193,134,430)
12/31/10	(348,269,974)	(229,227,867)	—	(2,262,733)
12/31/11	(32,085,262)	—	—	—
12/31/14	—	—	(535,220)	—
12/31/15	—	—	(93,537)	—

Total	$(782,549,441)	$(343,795,488)	$(628,757)	$(380,655,872)

Expiration Date	MFS Mid Cap Growth Portfolio	MFS Money Market Portfolio	MFS Research Portfolio	MFS Strategic Income Portfolio	MFS Technology Portfolio (b)
12/31/08	$—	$—	$—	$—	$(1,084,080)
12/31/09	—	(429)	—	—	(8,603,853)
12/31/10	(17,325,087)	—	(145,735,638)	—	(16,502,070)
12/31/11	—	(271)	—	—	—
12/31/12	—	(66)	—	—	—
12/31/14	—	—	—	(500,150)	—
12/31/15	—	(31,281)	—	(121,618)	—

Total	$(17,325,087)	$(32,047)	$(145,735,638)	$(621,768)	$(26,190,003)

(a)	The availability of a portion of the capital loss carryforwards, which were acquired on April 25, 2005, in connection with the Managed Sectors Series merger, may be limited in a given year.
(b)	The availability of a portion of the capital loss carryforwards, which were acquired on September 5, 2003, in connection with the Global Telecommunications Series merger, may be limited in a given year.
(c)	The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007, in connection with the Strategic Growth Series merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of a fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each fund’s average daily net assets as follows:

MFS Capital Appreciation Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets, 0.675% of the next $500 million of average daily net assets and 0.65% of average daily net assets in excess of $1.5 billion.

MFS Emerging Growth Portfolio: The management fee is 0.75% of the first $300 million of average daily net assets and 0.675% of average daily net assets in excess of $300 million.

MFS Global Governments Portfolio: The management fee is 0.75% of the first $300 million of average daily net assets and 0.675% of average daily net assets in excess of $300 million.

MFS Massachusetts Investors Growth Stock Portfolio: The management fee is 0.75% of average daily net assets. At the commencement of the period and until June 22, 2007, the investment adviser had agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. Effective June 23, 2007, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

MFS Mid Cap Growth Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $1 billion. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue through August 31, 2008, unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s’ average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

MFS Mid Cap Value Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $1 billion.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

MFS Money Market Portfolio: The management fee is 0.50% of average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $500 million and therefore, the management fee was not reduced.

MFS New Discovery Portfolio: The management fee is 0.90% of the first $1 billion of average daily net assets and 0.80% of average daily net assets in excess of $1 billion. The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $2.5 billion. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended December 31, 2007, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced.

MFS Research Portfolio: The management fee is 0.75% of the first $300 million of average daily net assets and 0.675% of average daily net assets in excess of $300 million.

MFS Strategic Income Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. The investment adviser has agreed in writing to reduce its management fee to 0.70% of the first $1 billion of average daily net assets. This written agreement will continue through August 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. This management fee reduction amounts to $36,909, which is shown as a reduction of total expense in the Statements of Operations.

MFS Strategic Value Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion.

MFS Technology Portfolio: The management fee is 0.75% of the first $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $1 billion.

The investment adviser has agreed to pay a portion of certain fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses of these funds do not exceed the expense limitations indicated below, based on the average daily net assets of such funds. The management fees incurred for the year ended December 31, 2007 were equivalent to an annual effective rate of each fund’s average daily net assets as follows. In addition, the expense limitations incurred for the year ended December 31, 2007 were as follows:

	Effective Management Fees	Initial Class Expense Limitation		Service Class Expense Limitation
MFS Capital Appreciation Portfolio	0.75%	1.00	%(a)	1.25	%(a)
MFS Emerging Growth Portfolio	0.75%	N/A		N/A
MFS Global Governments Portfolio	0.75%	1.00	%(a)	1.25	%(a)
MFS Massachusetts Investors Growth Stock Portfolio	0.75%	0.82	%(b)	1.07	%(b)
MFS Mid Cap Growth Portfolio	0.75%	0.95	%(d)	1.20	%(d)
MFS Mid Cap Value Portfolio	0.75%	1.00	%(c)	1.25	%(c)
MFS Money Market Portfolio	0.50%	0.57	%(a)(c)	0.82	%(a)(c)
MFS New Discovery Portfolio	0.90%	0.95	%(c)	1.20	%(c)
MFS Research Portfolio	0.74%	N/A		N/A
MFS Strategic Income Portfolio	0.70%	0.90	%(c)	1.15	%(c)
MFS Strategic Value Portfolio	0.75%	0.98	%(c)	1.23	%(c)
MFS Technology Portfolio	0.75%	1.00	%(c)	1.25	%(c)

(a)	The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual fund operating expenses do not exceed 1.25% of the fund’s average daily net assets. MFS’ agreement to limit the fund’s operating expenses is contained in the investment advisory agreement between MFS and the fund and may not be rescinded without shareholder approval. In addition, the investment adviser voluntarily agreed to pay a portion of the fund’s operating expenses, exclusive of certain other fees and expenses, such that total annual operating expenses do not exceed 1.00% of the fund’s average daily net assets attributable to Initial Class shares (0.60% for MFS Money Market Portfolio Initial Class shares and 0.85% for MFS Money Market Portfolio Service Class shares). These voluntary agreements may be changed or rescinded at any time by MFS. Effective September 1, 2007, MFS rescinded the voluntary agreement with respect to the MFS Money Market Portfolio.

(b)	This written agreement commenced on June 23, 2007 and will continue through June 30, 2010, unless changed or rescinded by the fund’s Board of Trustees.

(c)	For the MFS Money Market Portfolio only, this agreement commenced on September 1, 2007. For the other funds, the agreement was in place throughout the period. This written agreement will continue through August 31, 2008, unless changed or rescinded by the fund’s Board of Trustees.

(d)	This written agreement expired on August 31, 2007.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

For the year ended December 31, 2007, these reductions amounted to the following for each fund and are reflected as a reduction of total expenses in the Statements of Operations:

Expense Reduction
MFS Global Governments Portfolio	$32,078
MFS Massachusetts Investors Growth Stock Portfolio	47,147
MFS Mid Cap Value Portfolio	31,185
MFS New Discovery Portfolio	160,491
MFS Strategic Value Portfolio	57,960
MFS Technology Portfolio	46,407

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is distributor of shares of the funds. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of each fund’s Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, has contracted to provide transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. During the year ended December 31, 2007, MFSC did not receive a fee for this service.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $10,000 plus a fee based on average daily net assets.

The administrative services fee incurred for the year ended December 31, 2007 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

Percent of Average Daily Net Assets
MFS Capital Appreciation Portfolio	0.0261%
MFS Emerging Growth Portfolio	0.0263%
MFS Global Governments Portfolio	0.0270%
MFS Massachusetts Investors Growth Stock Portfolio	0.0261%
MFS Mid Cap Growth Portfolio	0.0258%
MFS Mid Cap Value Portfolio	0.0403%
MFS Money Market Portfolio	0.0220%
MFS New Discovery Portfolio	0.0263%
MFS Research Portfolio	0.0263%
MFS Strategic Income Portfolio	0.0256%
MFS Strategic Value Portfolio	0.1168%
MFS Technology Portfolio	0.0445%

Trustees’ and Officers’ Compensation – Each fund pays compensation to trustees in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. Each fund does not pay compensation directly to officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers of the funds are officers or directors of MFS, MFD, and MFSC.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

Other – These funds and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO. For the year ended December 31, 2007, payments made by the funds to Tarantino LLC amounted to the following and are included in the miscellaneous expense on the Statements of Operations:

ICCO Fee
MFS Capital Appreciation Portfolio	$2,540
MFS Emerging Growth Portfolio	1,492
MFS Global Governments Portfolio	196
MFS Massachusetts Investors Growth Stock Portfolio	2,137
MFS Mid Cap Growth Portfolio	423
MFS Mid Cap Value Portfolio	121
MFS Money Market Portfolio	1,159
MFS New Discovery Portfolio	1,733
MFS Research Portfolio	1,572
MFS Strategic Income Portfolio	354
MFS Strategic Value Portfolio	42
MFS Technology Portfolio	112

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	MFS Capital Appreciation Portfolio	MFS Emerging Growth Portfolio	MFS Global Governments Portfolio
Purchases
U.S. government securities	$—	$—	$10,436,074
Investments (non-U.S. government securities)	$315,034,416	$226,602,978	$34,873,901

Sales
U.S. government securities	$—	$—	$9,604,279
Investments (non-U.S. government securities)	$446,071,519	$308,738,485	$41,366,842

	MFS Massachusetts Investors Growth Stock Portfolio	MFS Mid Cap Growth Portfolio	MFS Mid Cap Value Portfolio
Purchases
Investments (non-U.S. government securities)	$261,381,000	$68,462,507	$15,247,094

Sales
Investments (non-U.S. government securities)	$355,750,343	$89,013,274	$18,516,968

	MFS New Discovery Portfolio	MFS Research Portfolio	MFS Strategic Income Portfolio
Purchases
U.S. government securities	$—	$—	$113,400
Investments (non-U.S. government securities)	$326,555,981	$269,659,634	$33,965,556

Sales
U.S. government securities	$—	$—	$2,005,151
Investments (non-U.S. government securities)	$367,061,725	$351,144,989	$36,410,484

	MFS Strategic Value Portfolio	MFS Technology Portfolio
Purchases
Investments (non-U.S. government securities)	$8,624,900	$54,605,722

Sales
Investments (non-U.S. government securities)	$10,220,191	$56,204,789

Purchases and sales of investments for the MFS Money Market Portfolio, which consist solely of short-term obligations, amounted to $7,542,954,351 and $7,496,566,687 respectively, excluding repurchase agreements.

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

(5) Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Capital Appreciation Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	169,097	$3,653,840	271,615	$5,292,910
Service Class	58,373	1,243,614	121,250	2,323,766

	227,470	$4,897,454	392,865	$7,616,676

Shares issued to shareholders in reinvestment of distributions
Initial Class	44,941	$981,066	59,996	$1,174,123

	44,941	$981,066	59,996	$1,174,123

Shares reacquired
Initial Class	(5,948,468)	$(129,379,348)	(8,182,315)	$(159,551,020)
Service Class	(338,421)	(7,304,136)	(464,788)	(8,965,273)

	(6,286,889)	$(136,683,484)	(8,647,103)	$(168,516,293)

Net change
Initial Class	(5,734,430)	$(124,744,442)	(7,850,704)	$(153,083,987)
Service Class	(280,048)	(6,060,522)	(343,538)	(6,641,507)

	(6,014,478)	$(130,804,964)	(8,194,242)	$(159,725,494)

	MFS Emerging Growth Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	161,845	$3,489,291	164,213	$2,835,062
Service Class	135,591	2,781,765	206,919	3,520,339

	297,436	$6,271,056	371,132	$6,355,401

Shares reacquired
Initial Class	(4,183,471)	$(85,816,341)	(4,828,289)	$(84,376,461)
Service Class	(239,255)	(4,850,355)	(301,658)	(5,154,291)

	(4,422,726)	$(90,666,696)	(5,129,947)	$(89,530,752)

Net change
Initial Class	(4,021,626)	$(82,327,050)	(4,664,076)	$(81,541,399)
Service Class	(103,664)	(2,068,590)	(94,739)	(1,633,952)

	(4,125,290)	$(84,395,640)	(4,758,815)	$(83,175,351)

	MFS Global Governments Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	358,978	$3,895,230	235,784	$2,493,032
Service Class	71,703	777,100	128,161	1,333,249

	430,681	$4,672,330	363,945	$3,826,281

Shares issued to shareholders in reinvestment of distributions
Initial Class	72,417	$767,617	39,420	$417,067
Service Class	6,188	65,103	3,961	41,595

	78,605	$832,720	43,381	$458,662

Shares reacquired
Initial Class	(936,883)	$(10,085,772)	(1,256,568)	$(13,131,770)
Service Class	(76,814)	(818,569)	(189,097)	(1,971,128)

	(1,013,697)	$(10,904,341)	(1,445,665)	$(15,102,898)

Net change
Initial Class	(505,488)	$(5,422,925)	(981,364)	$(10,221,671)
Service Class	1,077	23,634	(56,975)	(596,284)

	(504,411)	$(5,399,291)	(1,038,339)	$(10,817,955)

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

	MFS Massachusetts Investors Growth Stock Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	260,832	$2,982,601	359,234	$3,639,849
Service Class	305,897	3,242,891	776,618	7,634,816

	566,729	$6,225,492	1,135,852	$11,274,665

Shares issued in connection with acquisition of Strategic Growth Series
Initial Class	2,598,220	$29,132,978
Service Class	3,576,586	39,797,947

	6,174,806	$68,930,925

Shares issued to shareholders in reinvestment of distributions
Initial Class	106,664	$1,191,441	34,499	$344,988
Service Class	10,692	118,578	—	—

	117,356	$1,310,019	34,499	$344,988

Shares reacquired
Initial Class	(8,488,648)	$(94,925,383)	(8,891,386)	$(88,512,406)
Service Class	(2,100,736)	(23,626,156)	(1,470,699)	(14,597,256)

	(10,589,384)	$(118,551,539)	(10,362,085)	$(103,109,662)

Net change
Initial Class	(5,522,932)	$(61,618,363)	(8,497,653)	$(84,527,569)
Service Class	1,792,439	19,533,260	(694,081)	(6,962,440)

	(3,730,493)	$(42,085,103)	(9,191,734)	$(91,490,009)

	MFS Mid Cap Growth Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	389,149	$2,594,560	400,973	$2,426,001
Service Class	149,937	981,054	533,490	3,078,905

	539,086	$3,575,614	934,463	$5,504,906

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,899	$19,627	—	$—

Shares reacquired
Initial Class	(2,445,271)	$(16,132,853)	(3,144,946)	$(18,591,829)
Service Class	(1,240,919)	(8,143,852)	(1,521,208)	(8,929,540)

	(3,686,190)	$(24,276,705)	(4,666,154)	$(27,521,369)

Net change
Initial Class	(2,053,223)	$(13,518,666)	(2,743,973)	$(16,165,828)
Service Class	(1,090,982)	(7,162,798)	(987,718)	(5,850,635)

	(3,144,205)	$(20,681,464)	(3,731,691)	$(22,016,463)

	MFS Mid Cap Value Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	—	$—
Service Class	217,552	2,503,318	183,028	2,089,221

	217,552	$2,503,318	183,028	$2,089,221

Shares issued to shareholders in reinvestment of distributions
Initial Class	134	$1,638	347	$3,796
Service Class	89,059	1,084,737	284,083	3,082,304

	89,193	$1,086,375	284,430	$3,086,100

Shares reacquired
Initial Class	—	$—	—	$—
Service Class	(480,463)	(5,619,245)	(514,091)	(5,768,124)

	(480,463)	$(5,619,245)	(514,091)	$(5,768,124)

Net change
Initial Class	134	$1,638	347	$3,796
Service Class	(173,852)	(2,031,190)	(46,980)	(596,599)

	(173,718)	$(2,029,552)	(46,633)	$(592,803)

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

	MFS Money Market Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	126,931,988	$126,932,032	131,247,795	$131,247,749
Service Class	119,485,604	119,485,687	84,823,109	84,823,094

	246,417,592	$246,417,719	216,070,904	$216,070,843

Shares issued to shareholders in reinvestment of distributions
Initial Class	14,441,321	$14,441,278	11,590,459	$11,590,505
Service Class	8,661,517	8,661,434	6,013,081	6,013,101

	23,102,838	$23,102,712	17,603,540	$17,603,606

Shares reacquired
Initial Class	(103,602,263)	$(103,602,263)	(101,466,658)	$(101,466,658)
Service Class	(58,127,331)	(58,127,331)	(50,553,304)	(50,553,304)

	(161,729,594)	$(161,729,594)	(152,019,962)	$(152,019,962)

Net change
Initial Class	37,771,046	$37,771,047	41,371,596	$41,371,596
Service Class	70,019,790	70,019,790	40,282,886	40,282,891

	107,790,836	$107,790,837	81,654,482	$81,654,487

	MFS New Discovery Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	334,611	$5,537,950	425,391	$6,275,390
Service Class	1,437,743	23,493,591	3,563,774	52,684,200

	1,772,354	$29,031,541	3,989,165	$58,959,590

Shares issued to shareholders in reinvestment of distributions
Initial Class	239,064	$4,140,582	—	$—
Service Class	303,786	5,182,591	—	—

	542,850	$9,323,173	—	$—

Shares reacquired
Initial Class	(2,652,413)	$(45,045,710)	(2,675,264)	$(40,407,070)
Service Class	(1,390,282)	(23,245,619)	(1,485,598)	(22,871,984)

	(4,042,695)	$(68,291,329)	(4,160,862)	$(63,279,054)

Net change
Initial Class	(2,078,738)	$(35,367,178)	(2,249,873)	$(34,131,680)
Service Class	351,247	5,430,563	2,078,176	29,812,216

	(1,727,491)	$(29,936,615)	(171,697)	$(4,319,464)

	MFS Research Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	53,557	$1,057,398	12,107	$210,821
Service Class	97,661	1,929,400	175,418	3,037,598

	151,218	$2,986,798	187,525	$3,248,419

Shares issued to shareholders in reinvestment of distributions
Initial Class	121,149	$2,461,746	124,854	$2,194,925
Service Class	9,020	182,290	6,722	117,575

	130,169	$2,644,036	131,576	$2,312,500

Shares reacquired
Initial Class	(3,963,323)	$(79,821,096)	(5,123,179)	$(89,614,801)
Service Class	(302,401)	(6,102,883)	(262,350)	(4,590,067)

	(4,265,724)	$(85,923,979)	(5,385,529)	$(94,204,868)

Net change
Initial Class	(3,788,617)	$(76,301,952)	(4,986,218)	$(87,209,055)
Service Class	(195,720)	(3,991,193)	(80,210)	(1,434,894)

	(3,984,337)	$(80,293,145)	(5,066,428)	$(88,643,949)

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

	MFS Strategic Income Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	431,832	$4,503,427	429,421	$4,446,481
Service Class	135,110	1,394,660	299,504	3,094,181

	566,942	$5,898,087	728,925	$7,540,662

Shares issued to shareholders in reinvestment of distributions
Initial Class	281,653	$2,912,294	399,735	$4,029,323
Service Class	102,254	1,051,166	147,040	1,474,816

	383,907	$3,963,460	546,775	$5,504,139

Shares reacquired
Initial Class	(1,071,663)	$(11,113,051)	(1,276,321)	$(13,358,088)
Service Class	(456,484)	(4,762,343)	(492,786)	(5,144,709)

	(1,528,147)	$(15,875,394)	(1,769,107)	$(18,502,797)

Net change
Initial Class	(358,178)	$(3,697,330)	(447,165)	$(4,882,284)
Service Class	(219,120)	(2,316,517)	(46,242)	(575,712)

	(577,298)	$(6,013,847)	(493,407)	$(5,457,996)

	MFS Strategic Value Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	—	$—	—	$—
Service Class	61,021	633,855	47,690	470,541

	61,021	$633,855	47,690	$470,541

Shares issued to shareholders in reinvestment of distributions
Initial Class	86	$925	83	$816
Service Class	68,224	732,044	88,073	861,357

	68,310	$732,969	88,156	$862,173

Shares reacquired
Service Class	—	$—	—	$—
Service Class	(216,477)	(2,296,177)	(325,565)	(3,246,897)

	(216,477)	$(2,296,177)	(325,565)	$(3,246,897)

Net change
Initial Class	86	$925	83	$816
Service Class	(87,232)	(930,278)	(189,802)	(1,914,999)

	(87,146)	$(929,353)	(189,719)	$(1,914,183)

	MFS Technology Portfolio
	Year ended 12/31/07		Year ended 12/31/06
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	613,355	$3,959,968	558,854	$2,736,403
Service Class	106,567	665,934	108,297	493,805

	719,922	$4,625,902	667,151	$3,230,208

Shares reacquired
Initial Class	(836,111)	$(4,988,422)	(1,356,989)	$(6,503,016)
Service Class	(141,574)	(827,626)	(287,427)	(1,328,506)

	(977,685)	$(5,816,048)	(1,644,416)	$(7,831,522)

Net change
Initial Class	(222,756)	$(1,028,454)	(798,135)	$(3,766,613)
Service Class	(35,007)	(161,692)	(179,130)	(834,701)

	(257,763)	$(1,190,146)	(977,265)	$(4,601,314)

MFS Variable Insurance Trust II

Notes to Financial Statements — continued

(6) Line of Credit

Each fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the funds and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2007, each fund’s commitment fee and interest expense were as follows and are included in miscellaneous expense on the Statements of Operations:

	Commitment Fee	Interest Expense
MFS Capital Appreciation Portfolio	$2,289	$591
MFS Emerging Growth Portfolio	1,314	—
MFS Global Governments Portfolio	180	—
MFS Massachusetts Investors Growth Stock Portfolio	1,948	319
MFS Mid Cap Growth Portfolio	367	613
MFS Mid Cap Value Portfolio	117	—
MFS Money Market Portfolio	1,150	—
MFS New Discovery Portfolio	1,703	2,178
MFS Research Portfolio	1,457	6,149
MFS Strategic Income Portfolio	342	—
MFS Strategic Value Portfolio	39	—
MFS Technology Portfolio	96	—

(7) Acquisitions

At close of business on June 22, 2007, the MFS Massachusetts Investors Growth Stock Portfolio (the “fund”) acquired all of the assets and liabilities of Strategic Growth Series. The acquisition was accomplished by a tax-free exchange of 6,174,806 shares of the fund (valued at $68,930,925) for all of the assets and liabilities of Strategic Growth Series. Strategic Growth Series then distributed the shares of the fund that the Strategic Growth Series received from the fund to its shareholders. Strategic Growth Series’ net assets on that date were $68,930,925, including $7,565,896 of unrealized appreciation, $815 of accumulated net investment loss, and $39,999,752 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $475,382,849.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Variable Insurance Trust II (formerly known as MFS/Sun Life Series Trust) (the “Trust”), comprising MFS Capital Appreciation Portfolio (formerly known as Capital Appreciation Series), MFS Emerging Growth Portfolio (formerly known as Emerging Growth Series), MFS Global Governments Portfolio (formerly known as Global Governments Series), MFS Massachusetts Investors Growth Stock Portfolio (formerly known as Massachusetts Investors Growth Stock Series), MFS Mid Cap Growth Portfolio (formerly known as Mid Cap Growth Series), MFS Mid Cap Value Portfolio (formerly known as Mid Cap Value Series), MFS Money Market Portfolio (formerly known as Money Market Series), MFS New Discovery Portfolio (formerly known as New Discovery Series), MFS Research Portfolio (formerly known as Research Series), MFS Strategic Income Portfolio (formerly known as Strategic Income Series), MFS Strategic Value Portfolio (formerly known as Strategic Value Series) and MFS Technology Portfolio (formerly known as Technology Series) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Appreciation Portfolio, MFS Emerging Growth Portfolio, MFS Global Governments Portfolio, MFS Massachusetts Investors Growth Stock Portfolio, MFS Mid Cap Growth Portfolio, MFS Mid Cap Value Portfolio, MFS Money Market Portfolio, MFS New Discovery Portfolio, MFS Research Portfolio, MFS Strategic Income Portfolio, MFS Strategic Value Portfolio and MFS Technology Portfolio as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 15, 2008

MFS Variable Insurance Trust II

Trustees and Officers — Identification and Background

The Trustees and officers of the Trust, as of February 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)
INTERESTED TRUSTEE
David D. Horn(3) (born 06/07/41)	Trustee	April 1986

Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997); Retired: Sun Life Assurance Company of Canada, Director (until March 2004)

INDEPENDENT TRUSTEES
J. Kermit Birchfield (born 01/08/40)	Chairman	May 1997

Consultant; Century Partners, Inc. (investments), Director (1988 to present); Displaytech, Inc. (technology), Director (1995 to present); Dessin Fournir LLC (furniture manufacturer), Director (2005 to present); Intermountain Gas Company, Inc. & Intermountain Industries, Inc. (oil & gas exploration and production) (1988 to present); Site Watch LLC (software to monitor oil tanks) Managing Director (2006 to present); Juridica Investments (fund investing in judicial matters) Director (2007 to present); Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman (1997 to 2003)

Robert C. Bishop (born 01/13/43)	Trustee	May 2001

Autolmmune Inc. (pharmaceutical product licensing), Chairman, President and Chief Executive Officer (1992 to present); Caliper Life Sciences Corp. (laboratory analytical instruments), Director (2002 to present); Millipore Corporation ( biopharmaceutical/research laboratory products), Director (1997 to present); Optobionics Corporation (ophthalmic devices), Director (2002 to 2007); Quintiles Transnational Corp. (contract research services), Director (until 2003)

Frederick H. Dulles (born 03/12/42)	Trustee	May 2001

Ten State International Law PLLC (law firm), Of Counsel (since 2006); Prudential Carolina Real Estate, (real estate), Broker (since 2006); Free Enterprise Foundation, Inc. (research institute), Director & Secretary (until 2008); Disher, Hamrick & Myers Residential, Inc. (real estate) Broker (until 2006); Frederick H. Dulles law practice (until 2006); Ten State Street LLP (law firm), Member (until 2005); McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Member & Of Counsel (until 2003)

Trustees and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Marcia A. Kean (born 06/30/48)	Trustee	April 2005	Feinstein Kean Healthcare (consulting), Chief Executive Officer (since December 2002), Managing Director (prior to May 2001); Ardais Corporation (biotech products), Senior Vice President – Commercialization (February 2002 until November 2002)

Ronald G. Steinhart (born 06/15/40)	Trustee	May 2001	Private investor; Penske Automotive Group (automotive retailer), Director (2001 to present); Penson Worldwide, Inc. (securities clearance), Director (2006 to present); Animal Health International, Inc. (animal health products), Director (2007 to present); Texas Industries (concrete/aggregates/cement), Director (2007 to present); Carreker Corporation (technology consulting) Director (until 2005); Prentiss Properties Trust (real estate investment trust), Director (until 2006)

Haviland Wright (born 07/21/48)	Trustee	May 2001

Elixir Technologies Corporation (software) Director (2005 to present); Nano Loa Inc. (liquid crystal displays), Director (2003 to present); Silk Displays, Inc. (smart polymers) Director (2007 to present); Displaytech, Inc. (technology) Chairman and CEO (1995 – 2002)

TRUSTEE EMERITUS
Samuel Adams (born 10/19/25)	Trustee Emeritus		Retired; Kirkpatrick & Lockhart Preston Gates Ellis LLP (law firm), Of Counsel

OFFICERS
Maria F. Dwyer(4) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(4) (born 12/30/64)	Treasurer	September 2005	Massachusetts Financial Services Company, Senior Vice President (since September 2004); PricewaterhouseCoopers LLP, Partner (prior to September 2004)

Christopher R. Bohane(4) (born 01/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since April 2003); Kirkpatrick & Lockhart LLP (law firm), Associate (prior to April 2003)

Trustees and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Ethan D. Corey(4) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2006); Special Counsel (prior to April 2006); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(4) (born 08/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (January 2001 to June 2005)

Timothy M. Fagan(4) (born 07/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President and Chief Compliance Officer (September 2004 to August 2005) Senior Attorney (prior to September 2004); John Hancock Group of Funds, Vice President and Chief Compliance Officer (September 2004 to December 2004)

Mark D. Fischer(4) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (prior to May 2005)

Brian E. Langenfeld(4) (born 03/07/73)	Assistant Secretary and Assistant Clerk	May 2006	Massachusetts Financial Services Company, Assistant Vice President and Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (May 2005 to April 2006); John Hancock Advisers, LLC, Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(4) (born 11/13/57)	Assistant Treasurer	May 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(4) (born 03/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Assistant General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005); John Hancock Group of Funds, Senior Vice President, Secretary and Chief Legal Officer (prior to April 2005)

Trustees and Officers — Identification and Background — continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years and Other Directorships(2)

Susan A. Pereira(4) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (January 2001 to June 2004)

Mark N. Polebaum(4) (born 05/01/52)	Secretary and Assistant Clerk	February 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (prior to January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	September 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (April 2003 to June 2004); David L. Babson & Co. (investment adviser), Managing Director, Chief Administrative Officer and Director (February 1997 to March 2003)

Richard S. Weitzel(4) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007

Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2007); Vice President and Senior Counsel (since May 2004); Massachusetts Department of Business and Technology, General Counsel (February 2003 to April 2004); Massachusetts Office of the Attorney General, Assistant Attorney General ( April 2001 to February 2003); Ropes and Gray, Associate (prior to April 2001)

James O. Yost(4) (born 06/12/60)	Assistant Treasurer	April 1992	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as Trustee/Officer of a MFS fund or a Compass variable account. Each Trustee has served continuously since appointment.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Series. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.
(4)	“Interested person” of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Each Trustee and officer holds office until his or her successor is chosen and qualified, or until his or her earlier death, resignation, retirement or removal.

All Trustees currently serve as Trustees of the Trust and have served in that capacity since originally elected or appointed. All of the Trustees are also Managers of the Compass Variable Accounts. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. As of January 1, 2008, each Trustee serves as a Trustee or Manager of 35 Accounts/Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-752-7215.

MFS Variable Insurance Trust II

Board Review of Investment Advisory Agreement

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Trust’s investment advisory agreements with Massachusetts Financial Services Company (MFS) on behalf of the Funds. The Trustees consider matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July 2007 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreements for the Funds. The independent Trustees were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS management during various contract review meetings. The independent Trustees were also assisted in this process by the Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreements were considered separately for each Fund, although the Trustees also took into account the common interests of all Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreements and other arrangements with the Trust.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of each Fund for various time periods ended December 31, 2006, compared to the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS (“peer funds”), (ii) information provided by Lipper Inc. on each Fund’s advisory fees and other expenses compared to the advisory fees and other expenses of comparable funds identified by Lipper (the “Lipper expense group”), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of its other clients, including institutional separate account and other clients, (iv) information as to whether, and to what extent applicable, expense waivers, reimbursements or fee “breakpoints” are observed for a Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Funds, (vi) MFS’ views regarding the outlook for the mutual fund industry and its strategic business plans, (vii) descriptions of various functions performed by MFS for the Trust, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified, and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusions as to the continuation of the investment advisory agreements were based on comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below for each Fund, while individual Trustees may have given different weight to various factors and evaluated the information presented as a whole differently than another Trustee. The Trustees recognized that the fee arrangements for the Funds reflect years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees compared each Fund’s total return investment performance to the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of each Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the one-, three- and five-year periods. The Trustees did not rely on performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS during contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. For Funds whose performance lagged their peer groups, they discussed the factors that contributed thereto and MFS’ efforts to improve such Fund’s performance. After reviewing this information, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreements, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of each Fund’s advisory fee, the Trustees considered, among other information, each Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets, compared to the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered the generally broader scope of services provided by MFS to the Trust than those provided to institutional accounts. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds, and the impact on MFS and related expenses due to the more extensive regulatory regime to which the Funds are subject, compared to institutional accounts.

The Trustees also considered whether a Fund is likely to benefit from any economies of scale due to future asset growth. In this regard, the Trustees reviewed the adequacy of breakpoints and discussed with MFS any adjustments necessary for the shareholders’ benefit.

The Trustees also considered information prepared by MFS relating to its costs and profits with respect to the Funds and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described below, the Trustees concluded that the advisory fees charged to the Funds represent reasonable compensation in light of the nature and quality of the services being provided by MFS.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Funds. The Trustees also considered the financial resources of MFS and its parent, Sun Life Financial Inc. The Trustees further considered any advantages and possible disadvantages of having an adviser which also serves other investment companies as well as institutional accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Funds by MFS and its affiliates under agreements and plans other than the investment advisory agreements, including the 12b-1 fees the Funds pay to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges on the Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory. The Trustees also considered the benefits to MFS from the use of the Funds’ portfolio brokerage commissions to pay for research and other similar services (including MFS’ policy not to use “soft dollars” generated by Fund portfolio transactions to pay for third-party research), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Trust, and determined that any such benefits derived by MFS were reasonable and fair.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the investment advisory agreements should be continued for an additional one-year period, commencing September 1, 2007.

MFS Capital Appreciation Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the 5th quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Emerging Growth Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Global Governments Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period and the 3rd percentile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’

offer to continue the expense limitation for the Fund. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Massachusetts Investors Growth Stock Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its advisory fee waiver and implement an expense limitation for the Fund, and they determined that the waivers were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Mid Cap Growth Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 5th quintile for the three-year period and the five-year period December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the management fee waiver for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Mid Cap Value Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 3rd quintile for the three-year period ended December 31, 2006, relative to the Lipper performance universe. (The Fund has been in existence for less than five years.) Based on the nature and quality of services provided by MFS and MFS’ explanation of recent steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Money Market Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was also in the 3rd quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue its waiver to reduce its advisory fee, and noted the reduction of the total expense limitation for the Fund for the next year, and they determined that the waivers were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS New Discovery Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 4th quintile for the three-year period and the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS and MFS’ explanation of steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the management fee waiver and expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Research Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 4th quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each approximately at the median of such fees and expenses of funds in the Lipper expense group. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Strategic Income Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 2nd quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate and total expense ratio were each above the median of such fees and expenses of funds in the Lipper expense group. The Trustees noted that MFS agreed to continue its waiver to reduce its advisory fee, and accepted MFS’ offer to continue the total expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Strategic Value Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 5th quintile for the three-year period ended December 31, 2006, relative to the Lipper performance universe. (The Fund has been in existence for less than five years.) Based on the nature and quality of services provided by MFS and MFS’ explanation of recent steps taken to improve performance, the Board of Trustees concluded that the Fund’s performance was adequate.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was above the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

MFS Technology Portfolio (Fund)

The Trustees noted the performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the Lipper Classification Index for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund was in the 1st quintile for the three-year period and the 3rd quintile for the five-year period ended December 31, 2006, relative to the Lipper performance universe. Based on the nature and quality of services provided by MFS, the Board of Trustees concluded that the Fund’s performance was satisfactory.

In considering the fees, the Trustees noted from the Lipper data that the Fund’s effective advisory fee rate was below the median and total expense ratio was approximately at the median of such fees and expenses of funds in the Lipper expense group. In addition, the Trustees accepted MFS’ offer to continue the expense limitation for the Fund for the next year. The Trustees further concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow. The Trustees concluded that the fees were reasonable in light of the nature and quality of services provided.

A discussion regarding the Board’s most recent review and renewal of each fund’s investment advisory agreement is available by clicking on the fund’s name under “Variable Insurance Portfolios” on the “Products & Performance” page on the MFS Web site (mfs.com).

MFS® Privacy Notice

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

MFS Variable Insurance Trust II

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110-2875

Proxy Voting Policies and Information

A general description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfor@sec.gov or by writing the Public Reference Section at the above address.

Federal Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The following funds designate capital gain dividends paid during the fiscal year:

Capital Gain Dividends
MFS Mid Cap Value Portfolio	$595,951
MFS New Discovery Portfolio	9,323,173
MFS Strategic Value Portfolio	500,975

For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:

Dividends Received Deductions
MFS Capital Appreciation Portfolio	100.00%
MFS Massachusetts Investors Growth Stock Portfolio	100.00%
MFS Mid Cap Growth Portfolio	100.00%
MFS Mid Cap Value Portfolio	71.21%
MFS Research Portfolio	100.00%
MFS Strategic Value Portfolio	100.00%

Sun Life Financial Distributors Inc.

VITII-ANN 2/08

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. J. Kermit Birchfield, Robert C. Bishop, Ronald G. Steinhart and Haviland Wright are “independent” members of the Audit Committee as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2007 and 2006, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2007	2006
Fees billed by Deloitte:
MFS Blended Research Core Equity Portfolio	34,762	33,418
MFS Blended Research Growth Portfolio+	12,600	0
MFS Blended Research Value Portfolio+	12,600	0
MFS Bond Portfolio	47,319	45,435
MFS Capital Appreciation Portfolio	34,762	33,418
Capital Opportunities Series++	608	33,418
MFS Core Equity Portfolio	34,762	33,418
MFS Emerging Growth Portfolio	35,422	34,050
MFS Emerging Markets Equity Portfolio	36,744	35,315
MFS Global Governments Portfolio	47,319	45,435
MFS Global Growth Portfolio	45,337	43,538
MFS Global Total Return Portfolio	45,337	43,538
MFS Government Securities Portfolio	40,049	38,478
MFS High Yield Portfolio	45,337	43,538
MFS International Growth Portfolio	36,744	35,315
MFS International Value Portfolio	37,406	35,948
MFS Massachusetts Investors Growth Stock Portfolio	36,612	33,418
MFS Mid Cap Growth Portfolio	34,762	33,418
MFS Mid Cap Value Portfolio	37,406	35,948
MFS Money Market Portfolio	20,881	20,135
MFS New Discovery Portfolio	34,762	33,418
MFS Research International Portfolio	34,762	33,418
MFS Research Portfolio	35,422	34,050
Strategic Growth Series++	608	33,418
MFS Strategic Income Portfolio	34,762	33,418
MFS Strategic Value Portfolio	37,406	35,948
MFS Technology Portfolio	34,762	33,418
MFS Total Return Portfolio	47,319	45,435
MFS Utilities Portfolio	34,762	33,418
MFS Value Portfolio	34,761	33,418

Total	1,006,095	1,006,540

For the fiscal years ended December 31, 2007 and 2006, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2007	2006	2007	2006	2007	2006
Fees billed by Deloitte:
To MFS Blended Research Core Equity Portfolio	0	0	3,985	4,450	1,262	379
To MFS Blended Research Growth Portfolio+	0	0	2,400	0	2,012	0
To MFS Blended Research Value Portfolio+	0	0	2,400	0	2,012	0
To MFS Bond Portfolio	0	0	3,985	4,450	1,262	379
To MFS Capital Appreciation Portfolio	0	0	3,985	4,450	1,262	379
To Capital Opportunities Series++	0	0	0	4,450	1,262	379
To MFS Core Equity Portfolio	0	0	3,985	4,450	1,262	379
To MFS Emerging Growth Portfolio	0	0	3,985	4,450	1,262	379
To MFS Emerging Markets Equity Portfolio	0	0	3,985	4,450	1,262	379
To MFS Global Governments Portfolio	0	0	3,985	4,450	1,262	379
To MFS Global Growth Portfolio	0	0	3,985	4,450	1,262	379
To MFS Global Total Return Portfolio	0	0	3,985	4,450	1,262	379
To MFS Government Securities Portfolio	0	0	3,985	4,450	1,262	379
To MFS High Yield Portfolio	0	0	3,985	4,450	1,262	379
To MFS International Growth Portfolio	0	0	3,985	4,450	1,262	379
To MFS International Value Portfolio	0	0	3,985	4,450	1,262	379
To MFS Massachusetts Investors Growth Stock Portfolio	0	0	3,985	4,450	1,262	379
To MFS Mid Cap Growth Portfolio	0	0	3,985	4,450	1,262	379
To MFS Mid Cap Value Portfolio	0	0	3,985	4,450	1,262	379
To MFS Money Market Portfolio	0	0	3,985	4,450	1,262	379
To MFS New Discovery Portfolio	0	0	3,985	4,450	1,262	379
To MFS Research International Portfolio	0	0	3,985	4,450	1,262	379
To MFS Research Portfolio	0	0	3,985	4,450	1,262	379
To Strategic Growth Series++	0	0	0	4,450	1,262	379
To MFS Strategic Income Portfolio	0	0	3,985	4,450	1,262	379
To MFS Strategic Value Portfolio	0	0	3,985	4,450	1,262	379
To MFS Technology Portfolio	0	0	3,985	4,450	1,262	379
To MFS Total Return Portfolio	0	0	3,985	4,450	1,262	379

To MFS Utilities Portfolio	0	0	3,985	4,450	1,262	379
To MFS Value Portfolio	0	0	3,985	4,450	1,262	379

Total fees billed by Deloitte To above Funds:	0	0	108,410	124,600	39,360	10,612
To MFS and MFS Related Entities of MFS Blended Research Core Equity Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Blended Research Growth Portfolio+*	1,189,135	0	0	0	366,217	0
To MFS and MFS Related Entities of MFS Blended Research Value Portfolio+*	1,189,135	0	0	0	366,217	0
To MFS and MFS Related Entities of MFS Bond Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Capital Appreciation Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of Capital Opportunities Series++*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Core Equity Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Emerging Growth Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Emerging Markets Equity Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Global Governments Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Global Growth Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Government Securities Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS High Yield Portfolio*	1,189,135	981,825	0	0	366,217	418,092

To MFS and MFS Related Entities of MFS International Growth Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS International Value Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Massachusetts Investors Growth Stock Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Mid Cap Growth Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Money Market Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS New Discovery Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Research International Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Research Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of Strategic Growth Series++*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Strategic Income Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Strategic Value Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Technology Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Total Return Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Utilities Portfolio*	1,189,135	981,825	0	0	366,217	418,092
To MFS and MFS Related Entities of MFS Value Portfolio*	1,189,135	981,825	0	0	366,217	418,092

Aggregate fees for non-audit services:

	2007	2006
To MFS Blended Research Core Equity Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Blended Research Growth Portfolio+, MFS and MFS Related Entities#	1,772,139	0
To MFS Blended Research Value Portfolio+, MFS and MFS Related Entities#	1,772,139	0
To MFS Bond Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Capital Appreciation Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To Capital Opportunities Series++, MFS and MFS Related Entities#	1,768,989	1,547,931
To MFS Core Equity Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Emerging Growth Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Emerging Markets Equity Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Global Governments Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Global Growth Portfolio MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Global Total Return Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Government Securities Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS High Yield Portfolio, MFS and MFS ] Related Entities#	1,772,974	1,547,931

To MFS International Growth Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS International Value Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Massachusetts Investors Growth Stock Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Mid Cap Growth Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Money Market Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS New Discovery Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Research International Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Research Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To Strategic Growth Series++, MFS and MFS Related Entities#	1,768,989	1,547,931
To MFS Strategic Income Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Strategic Value Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Technology Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Total Return Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Utilities Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931
To MFS Value Portfolio, MFS and MFS Related Entities#	1,772,974	1,547,931

+	This Fund commenced investment operations on December 19, 2007.

++

The Strategic Growth Series was reorganized into the MFS Massachusetts Investors Growth Stock Portfolio, and Capital Opportunities Series was reorganized into MFS Core Equity Series, all series of the Registrant, as of June 22, 2007.

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, and analysis of certain portfolio holdings verses investment styles.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MFS VARIABLE INSURANCE TRUST II

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: February 15, 2008

By (Signature and Title)*	TRACY ATKINSON
Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2008

*	Print name and title of each signing officer under his or her signature.